As filed with the Securities and Exchange Commission on February 26, 1999

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________

                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 53 ( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                            Amendment No. 55 ( X )

                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400
                                 ____________

           Michael J. Richman, Esq.                 Copies to:
           Goldman, Sachs & Co.                     Jeffrey A. Dalke, Esq.
           85 Broad Street - 12th Floor             Drinker Biddle & Reath LLP
           New York, New York 10004                 1345 Chestnut Street
                                                    Philadelphia, PA 19107
           (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)
( )  On (date) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
(x)  On May 1, 1999 pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On May 1,1999 Pursuant to paragraph (a)(2) of rule 485.

Prospectus                                              ILA ("Units" or
                                                        "Shares")

                                                        May  , 1999


  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS




                                      .Prime Obligations Portfolio

                                      .Money Market Portfolio

                                      .Treasury Obligations Portfolio

                                      .Treasury Instruments Portfolio

                                      .Government Portfolio

                                      .Federal Portfolio

      (INSERT ARTWORK)                .Tax-Exempt Diversified Portfolio

                                      .Tax-Exempt California Portfolio

                                      .Tax-Exempt New York Portfolio


  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  PORTFOLIOS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

 General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."


 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Fund's investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.

                                                                            1-KK

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar denominated securities that are determined to present minimal credit risk and meet certain other criteria including those conditions relating to matu-rity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").

   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations and related repur-chase agreements is also fundamental. All investment policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval.
 .Diversification. Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission

2-KK

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

  (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addi-tion, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional State-ment.

                                                                            3-KK

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury obliga-tions and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distribu-tions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obliga-tions are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax.

4-KK

                      (This Page Intentionally Left Blank)



                                                                            5-kk

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

 Investment Policies Matrix



                             U.S.        U.S.
                           Treasury   Government            Bank               Commercial
  Fund                    Obligations Securities        Obligations              Paper
 -------------------------------------------------------------------------------------------
  Prime Obligations       .           .          .                          .
                                                 U.S. banks only
 -------------------------------------------------------------------------------------------
  Money Market            .           .          .                          .
                                                 Over 25% of total assets   U.S. and foreign
                                                 must be invested in U.S.   (US$) commercial
                                                 and foreign (US$) banks/1/ paper
 -------------------------------------------------------------------------------------------
  Treasury Obligations    .
 -------------------------------------------------------------------------------------------
  Treasury Instruments    .
 -------------------------------------------------------------------------------------------
  Government              .           .
 -------------------------------------------------------------------------------------------
  Federal                 .           .
 -------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                    .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt California                                                     .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                       .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury Obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                                            7-KK


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/7/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                         .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified             .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/6/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California              .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

     Private                               Summary of
    Activity          Credit              Taxation for
      Bonds         Quality/7/          Distributions/10/                      Miscellaneous
-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/




-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                Bank for Reconstruction
                                                                and Development

-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13/
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and
                                  generally exempt from
                                  state taxation
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13
                                  /



-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                  generally exempt from         may hold cash, U.S. Government
                                  state taxation                Securities subject to state taxation
                                                                or cash equivalents

-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to        Second Tier/11/ taxable state./12/            invest up to 20% in securities subject to
 invest)/8/,/9/                                                 the federal alternative minimum tax ("AMT")
                                                                and may temporarily invest in the taxable
                                                                money market instruments described herein
-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to        Second Tier/11/ and California State          invest up to 20% in AMT securities
 invest)/8/,/9/                                                 and may temporarily invest in the taxable
                                                                money market instruments described herein



-----------------------------------------------------------------------------------------------------------
 .                First/10/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
 (not more than   Second Tier/11/ New York State and            and may temporarily invest in the taxable
 20% of net                       New York City                 money market instruments described herein
 assets)/9/



-----------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-KK

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                   Prime      Money    Treasury    Treasury
                Obligations  Market   Obligations Instruments
                 Portfolio  Portfolio  Portfolio   Portfolio
-------------------------------------------------------------
Money Market         .          .          .           .
-------------------------------------------------------------
Interest Rate        .          .          .           .
-------------------------------------------------------------
Credit/Default       .          .          .           .
-------------------------------------------------------------
Management           .          .          .           .
-------------------------------------------------------------
Liquidity            .          .          .           .
-------------------------------------------------------------
Other                .          .          .           .
-------------------------------------------------------------
Government
Securities          --         --         --          --
-------------------------------------------------------------
Concentration       --          .         --          --
-------------------------------------------------------------
Foreign             --          .         --          --
-------------------------------------------------------------
Tax                 --         --         --          --
-------------------------------------------------------------

10-KK

                                                    PRINCIPAL RISKS OF THE FUNDS

                         Tax-Exempt  Tax-Exempt Tax-Exempt
 Government     Federal  Diversified California  New York
  Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .         --          --         --
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------

                                                                           11-KK

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Portfolios:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Exempt California and Tax-Exempt New York Portfolio, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

12-KK

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market Portfolio:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations, and the Tax-Exempt California and Tax-Exempt New York Portfolio intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obliga-tions, respectively. Banks may be particularly susceptible to certain eco-nomic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Exempt Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Funds).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-KK

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's ILA Shares from year to year; and (b) how the average annual returns of a Fund's ILA Shares compare to the returns of a composite of mutual funds with simi-lar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q3 '81     4.48%

 Worst Quarter

 Q2 '93     0.72%

[CHART APPEARS HERE]

Date        Prime Obligation
----        ----------------
1981            17.14%
1982            12.82%
1983             9.11%
1984            10.56%
1985             8.25%
1986             6.67%
1987             6.50%
1988             7.48%
1989             9.27%
1990             8.21%
1991             6.10%
1992             3.76%
1993             2.97%
1994             4.07%
1995             5.79%
1996             5.22%
1997             5.38%
1998             5.32%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.32%   5.15%   5.59%        7.43%
 -----------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '89     2.38%

 Worst Quarter

 Q2 '93     0.74%

[CHART APPEARS HERE]

1988            7.66%
1989            9.31%
1990            8.24%
1991            6.12%
1992            3.77%
1993            3.03%
1994            4.13%
1995            5.85%
1996            5.27%
1997            5.43%
1998            5.33%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year  5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.33%   5.20%    5.63%        5.81%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '82     3.38%

 Worst Quarter

 Q2 '93     0.70%

[CHART APPEARS HERE]

1982           11.97%
1983            8.88%
1984           10.26%
1985            8.08%
1986            6.63%
1987            6.62%
1988            7.30%
1989            9.06%
1990            8.05%
1991            5.90%
1992            3.66%
1993            2.89%
1994            3.91%
1995            5.73%
1996            5.11%
1997            5.26%
1998            5.15%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.15%   5.03%   5.45%        6.71%
 -----------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '95     1.45%

 Worst Quarter

 Q2 '93     0.72%

[CHART APPEARS HERE]

1992            3.54%
1993            2.98%
1994            4.01%
1995            5.70%
1996            5.10%
1997            5.17%
1998            4.96%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 1/30/91)  4.96%   4.99%       4.63%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q3 '81     4.18%

 Worst Quarter

 Q2 '93     0.72%

[CHART APPEARS HERE]

1981            16.25%
1982            11.79%
1983             8.97%
1984            10.28%
1985             8.14%
1986             6.65%
1987             6.43%
1988             7.42%
1989             9.15%
1990             8.11%
1991             5.91%
1992             3.71%
1993             2.94%
1994             3.94%
1995             5.77%
1996             5.15%
1997             5.31%
1998             5.21%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.21%   5.07%   5.50%        7.24%
 -----------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '90     1.99%

 Worst Quarter

 Q2 '93     0.73%

[CHART APPEARS HERE]

1990            8.06%
1991            5.94%
1992            3.62%
1993            3.00%
1994            4.11%
1995            5.83%
1996            5.24%
1997            5.40%
1998            5.25%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 5/22/89)  5.25%   5.16%       5.39%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '89     1.58%

 Worst Quarter

 Q1 '94     0.52%

[CHART APPEARS HERE]

1984            5.76%
1985            5.04%
1986            4.45%
1987            4.23%
1988            5.03%
1989            6.07%
1990            5.64%
1991            4.33%
1992            2.83%
1993            2.25%
1994            2.71%
1995            3.72%
1996            3.25%
1997            3.39%
1998            3.17%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 3/3/83)  3.17%   3.25%   3.73%        4.16%
 -----------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '89     1.55%

 Worst Quarter

 Q1 '94     0.48%

[CHART APPEARS HERE]

1989            5.93%
1990            5.24%
1991            3.95%
1992            2.63%
1993            2.09%
1994            2.53%
1995            3.55%
1996            3.03%
1997            3.15%
1998            2.84%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 10/4/88)  2.84%   3.02%   3.48%        3.54%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '95     0.93%

 Worst Quarter

 Q1 '94     0.48%

[CHART APPEARS HERE]

1992            2.71%
1993            2.20%
1994            2.56%
1995            3.51%
1996            3.05%
1997            3.29%
1998            3.02%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 2/15/91)  3.02%   3.09%       3.03%
 ---------------------------------------------------------------

Fund Fees and Expenses (ILA Shares)

This table describes the fees and expenses that you may pay if you would buy and hold ILA Shares of a Fund.


                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets)/1/:
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.08%      0.08%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.43%      0.43%      0.43%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Prime      Money    Treasury
                                                     Obligations  Market   Obligations
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Distribution and Service Fees                          None       None       None
  Other Expenses/2/                                     0.08%      0.07%      0.07%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.43%      0.42%      0.42%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets)/1/:
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.10%      0.07%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.43%      0.45%      0.42%
----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                      Treasury
                                                     Instruments Government  Federal
                                                      Portfolio  Portfolio  Portfolio
 ------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Distribution and Service Fees                          None       None       None
  Other Expenses/2/                                     0.07%      0.08%      0.06%
 ------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.42%      0.43%      0.41%
 ------------------------------------------------------------------------------------

                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets)/1/:
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.06%      0.06%      0.16%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.41%      0.41%      0.51%
-----------------------------------------------------------------------------

See page 15 for all other footnotes


 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Tax-Exempt  Tax-Exempt Tax-Exempt
                                                     Diversified California  New York
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Distribution and Service Fees                          None       None       None
  Other Expenses/2/                                     0.06%      0.06%      0.08%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.41%      0.44%      0.43%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's ILA Shares plus all other ordinary expenses not detailed above.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in ILA Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $44    $138    $241     $542
-------------------------------------------------------
Money Market             $44    $138    $241     $542
-------------------------------------------------------
Treasury Obligations     $44    $138    $241     $542
-------------------------------------------------------
Treasury Instruments     $44    $138    $241     $542
-------------------------------------------------------
Government               $46    $144    $252     $567
-------------------------------------------------------
Federal                  $43    $135    $235     $530
-------------------------------------------------------
Tax-Exempt Diversified   $42    $132    $230     $518
-------------------------------------------------------
Tax-Exempt California    $42    $132    $230     $518
-------------------------------------------------------
Tax-Exempt New York      $52    $164    $285     $640
-------------------------------------------------------

Institutions that invest in ILA Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain institutions that invest in ILA Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of ILA Shares or for services to their customers' accounts and/or the Funds. For addi-tional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

 Service Providers

 INVESTMENT ADVISERS


 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-
 tor for assets in excess of $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.35%                 0.35%
 -------------------------------------------------------------------
  Money Market                 0.35%                 0.34%
 -------------------------------------------------------------------
  Treasury Obligations         0.35%                 0.35%
 -------------------------------------------------------------------
  Treasury Instruments         0.35%                 0.24%
 -------------------------------------------------------------------
  Government                   0.35%                 0.35%
 -------------------------------------------------------------------
  Federal                      0.35%                 0.28%
 -------------------------------------------------------------------
  Tax-Exempt Diversified       0.35%                 0.29%
 -------------------------------------------------------------------
  Tax-Exempt California        0.35%                 0.35%
 -------------------------------------------------------------------
  Tax-Exempt New York          0.35%                 0.30%
 -------------------------------------------------------------------

                                                                            1-LL

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

 The Investment Adviser has voluntarily agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service, administration and distribution plans for certain share classes, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to 0.43% of the average daily net assets of the Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis. These reductions or limits may be discontinued or modified only with the express approval of the Trustees.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

2-LL

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem. .In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-LL

Taxation

Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-LL

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 You may purchase Shares of the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order. Shares begin earn-ing dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by tele-phone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower-60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                   New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs
  Funds - (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, Illinois 60606-6372. The Trust will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

                                                                            1-MM

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal
  funds are received:                 Dividends begin:
 -----------------------------------------------------
  Taxable and Tax-Advantaged Funds:
 -----------------------------------------------------
                                      Same business
   .By 3:00 p.m. New York time        day
                                      Next business
   .After 3:00 p.m. New York time     day
 -----------------------------------------------------
  Tax-Exempt Funds:
 -----------------------------------------------------
                                      Same business
   .By 1:00 p.m. New York time        day
                                      Next business
   .After 1:00 p.m. New York time     day
 -----------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' ILA Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs

2-MM

                                                               SHAREHOLDER GUIDE

 Funds. Subject to applicable NASD regulations, the Investment Adviser, Dis-tributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This addi-tional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reim-bursable expenses.

 In addition to ILA Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Shares. Infor-mation regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------
  Minimum initial investment      $50,000
                                  (may be allocated
                                  among the Funds)
 --------------------------------------------------
  Minimum account balance         $50,000
 --------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange ILA Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (usu-ally 4:00 p.m. New York time). Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

                                                                            3-MM

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its ILA Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For
  Redemptions:
 ------------------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .Your name(s) and signature(s)
                           .Your account number
                           .The Fund name and Class of Shares
                           .The dollar amount you want to sell
                           .How and where to send the proceeds
                           .Obtain a signature guarantee (if proceeds are to be
                            paid other than as set forth in pre-established
                            instructions on file)
                           .Mail the request to:
                            Goldman Sachs Funds
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 ------------------------------------------------------------------------------
  By Telephone:            If you have not declined telephone redemption
                           privileges on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York
                            time)
 ------------------------------------------------------------------------------

4-MM

                                                               SHAREHOLDER GUIDE


 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?" You may also take advantage of the check redemption privilege, described below.

 When Do I Need A Signature Guarantee To Redeem Shares?
 Your redemption request must include a signature guarantee if any of the following situations apply:
 .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable proce-dures are not employed, the Trust may be liable for any loss due to unautho-rized or fraudulent transactions. The following general policies are cur-rently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                                            5-MM

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

                                           Redemption
  Redemption Request Received              Proceeds                 Dividends
 ------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time             Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
 ------------------------------------------------------------------------------
   .After 3:00 p.m. New York time          Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------
  Tax-Exempt Funds:
 ------------------------------------------------------------------------------
   .By 12:00 p.m. New York time            Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
 ------------------------------------------------------------------------------
   .After 12:00 p.m. New York time         Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 .If the redeemed shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Should I Know About The Check Redemption Privilege?
 You may elect to have a special account with State Street for the purpose of redeeming ILA Shares from your account by check.

6-MM

                                                               SHAREHOLDER GUIDE

 The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
  .The payee of the check may cash or deposit it just like any other check drawn on a bank.
  .When the check is presented to State Street for payment, a sufficient number of full or fractional ILA Shares will be redeemed to cover the amount of the check.
  .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the Shares that are to be redeemed until the check is actually proc-essed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the ILA Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .Goldman Sachs Funds reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below the minimum as a result of earlier redemptions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional Shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in kind, you should expect to incur transaction costs upon the disposition of those securities.

                                                                            7-MM

 Can I Exchange My Investment From One Fund To Another?
 You may exchange ILA Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging Shares:
 ---------------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .The recordholder name(s) and signature(s)
                           .The account number
                           .The Fund names and Class of Shares
                           .The dollar amount to be exchanged
                           .Mail the request to:
                            Goldman Sachs Funds
                            Class of Shares
                            Name of Fund and
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 ---------------------------------------------------------------------------
  By Telephone:            If you have not declined the telephone redemption
                           privileges on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                            New York time)
 ---------------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.


8-MM

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with an individual monthly statement. Upon request, you will be provided with a printed confirmation for each transaction in your account. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to recordholders.

                                                                            9-MM

Dividends


 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to shareholders monthly. You may choose to have dividends paid in:

 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automati-cally in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

 The income declared as a dividend for the Treasury Obligations and Govern-ment Portfolios is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by

                                                                           1-FFF
the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of the State on Credit Watch with posi-tive implications and to upgrade the debt obligations of the City, respective-ly. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices rela-tively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experi-enced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obliga-tions and,

2-FFF
possibly, in the obligations of other issuers of New York municipal obliga-tions. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the NAV of the Fund's holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                                                                           3-FFF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net     Distributions
                          beginning investment   to unit/
                          of period  incomea   shareholders
------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced May
 1)                          1.00      0.03        (0.03)
------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
------------------------------------------------------------

aCalculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
cAnnualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

---------
a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------
     1.00      4.13      559,470     0.35         4.01         0.43         3.93
     1.00      3.98      145,867     0.50         3.88         0.58         3.80
     1.00      3.72       21,862     0.75         3.61         0.83         3.53
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  incomea    unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.15%   $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------
     1.00      3.91     713,816      0.40         3.77         0.44         3.73
     1.00      3.75      97,626      0.55         3.68         0.59         3.64
     1.00      3.49     108,972      0.80         3.40         0.84         3.35
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.96%   $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------
     1.00      4.01     547,351      0.20         3.96         0.43         3.73
     1.00      3.85      64,388      0.35         3.97         0.58         3.74
     1.00      3.59      74,451      0.60         3.72         0.83         3.49
------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B





                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.25%  $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------
     1.00      4.11    1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95      329,896     0.40         3.88         0.57         3.71
     1.00      3.69       15,539     0.65         3.92         0.82         3.75
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment      to
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end     Total   of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%       0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98        0.56         2.92
   1.00     2.76       37,850     0.75         2.72        0.81         2.66
   1.00     2.61c           2     0.85c        2.66c       1.41c        2.10c
--------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33        0.41         3.24
   1.00     3.23       27,967     0.47         3.16        0.56         3.07
   1.00     2.97       30,513     0.72         2.97        0.81         2.88
--------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20        0.41         3.10
   1.00     3.09       59,097     0.46         3.06        0.56         2.96
   1.00     2.84       28,921     0.71         2.79        0.81         2.69
--------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65        0.42         3.54
   1.00     3.57       48,773     0.46         3.51        0.57         3.40
   1.00     3.31       49,647     0.71         3.24        0.82         3.13
--------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64        0.41         2.53
   1.00     2.55       97,778     0.45         2.50        0.56         2.39
   1.00     2.30       36,492     0.70         2.20        0.81         2.09
--------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period   income   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end     Total      (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     2.84%  $584,615      0.41%        2.79%       0.41%        2.79%
   1.00     2.68        512      0.56         2.84        0.56         2.84
   1.00     2.43          2      0.81         2.48        0.81         2.48
   1.00     2.25c         2      0.91c        2.37c       1.41c        1.94c
-------------------------------------------------------------------------------
   1.00     3.15    591,003      0.42         3.10        0.42         3.10
   1.00     3.00        360      0.57         2.98        0.57         2.98
   1.00     2.87c         2      0.82c        2.90c       0.82c        2.90c
-------------------------------------------------------------------------------
   1.00     3.03    440,476      0.41         2.99        0.42         2.98
   1.00     2.88        142      0.56         2.84        0.57         2.83
-------------------------------------------------------------------------------
   1.00     3.55    346,728      0.41         3.49        0.41         3.49
   1.00     3.40         61      0.56         3.32        0.56         3.32
-------------------------------------------------------------------------------
   1.00     2.53    227,399      0.40         2.50        0.41         2.49
   1.00     2.37        790      0.55         2.33        0.56         2.32
-------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02         0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net   Ratio of   Ratio of net
 Net asset         assets at  Ratio of net  investment      net       investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

Index

  xx General Investment Management Approach xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Portfolio
      xx Money Market Portfolio
      xx Treasury Obligations Portfolio
      xx Treasury Instruments Portfolio
      xx Government Portfolio
      xx Federal Portfolio
      xx Tax-Exempt Diversified Portfolio
      xx Tax-Exempt California Portfolio
      xx Tax-Exempt New York Portfolio
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation
  xx Shareholder Guide
       xx How to Buy Shares
       xx How to Sell Shares
  xx Dividends
  xx Appendix A:
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  xx Appendix B:
     Financial Highlights

Institutional Liquid Assets Prospectus
(ILA Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone -- Call 1-800-621-2550
 By mail -- Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail -- gs-funds@gs.com
 On the Internet--Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC -- http://www.sec.gov
    Goldman Sachs -- http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                     [LOGO OF GOLDMAN SACHS APPEARS HERE]

        The Funds' investment company registration number is 811-5349.

Prospectus

ILA
Administration
("Units" or
"Shares")

May  , 1999

GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

                              (INSERT ARTWORK)

                                                 . Prime
                                                   Obligations
                                                   Portfolio

                                                 . Money Market
                                                   Portfolio

                                                 . Treasury
                                                   Obligations
                                                   Portfolio

                                                 . Treasury
                                                   Instruments
                                                   Portfolio

                                                 . Government
                                                   Portfolio

                                                 . Federal
                                                   Portfolio

                                                 . Tax-Exempt
                                                   Diversified
                                                   Portfolio

                                                 . Tax-Exempt
                                                   California
                                                   Portfolio

                                                 . Tax-Exempt New
                                                   York Portfolio


  THE TERMS "PORTFOLIO" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  PORTFOLIOS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURITIES
  OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN
  A FUND.


                     [LOGO OF GOLDMAN SACHS APPEARS HERE]

 General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."


 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Fund's investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.

                                                                            1-KK

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar denominated securities that are determined to present minimal credit risk and meet certain other criteria including those conditions relating to matu-rity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").

   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations and related repur-chase agreements is also fundamental. All investment policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval.
 .Diversification. Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission

2-KK

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

  (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addi-tion, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional State-ment.

                                                                            3-KK

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury obliga-tions and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distribu-tions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obliga-tions are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax.

4-KK

                      (This Page Intentionally Left Blank)



                                                                            5-kk

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

 Investment Policies Matrix



                             U.S.        U.S.
                           Treasury   Government            Bank               Commercial
  Fund                    Obligations Securities        Obligations              Paper
 -------------------------------------------------------------------------------------------
  Prime Obligations       .           .          .                          .
                                                 U.S. banks only
 -------------------------------------------------------------------------------------------
  Money Market            .           .          .                          .
                                                 Over 25% of total assets   U.S. and foreign
                                                 must be invested in U.S.   (US$) commercial
                                                 and foreign (US$) banks/1/ paper
 -------------------------------------------------------------------------------------------
  Treasury Obligations    .
 -------------------------------------------------------------------------------------------
  Treasury Instruments    .
 -------------------------------------------------------------------------------------------
  Government              .           .
 -------------------------------------------------------------------------------------------
  Federal                 .           .
 -------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                    .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt California                                                     .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                       .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury Obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                                            7-KK


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/7/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                         .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified             .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/6/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California              .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

     Private                               Summary of
    Activity          Credit              Taxation for
      Bonds         Quality/7/          Distributions/10/                      Miscellaneous
-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/




-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                Bank for Reconstruction
                                                                and Development

-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13/
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and
                                  generally exempt from
                                  state taxation
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13
                                  /



-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                  generally exempt from         may hold cash, U.S. Government
                                  state taxation                Securities subject to state taxation
                                                                or cash equivalents

-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to        Second Tier/11/ taxable state./12/            invest up to 20% in securities subject to
 invest)/8/,/9/                                                 the federal alternative minimum tax ("AMT")
                                                                and may temporarily invest in the taxable
                                                                money market instruments described herein
-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to        Second Tier/11/ and California State          invest up to 20% in AMT securities
 invest)/8/,/9/                                                 and may temporarily invest in the taxable
                                                                money market instruments described herein



-----------------------------------------------------------------------------------------------------------
 .                First/10/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
 (not more than   Second Tier/11/ New York State and            and may temporarily invest in the taxable
 20% of net                       New York City                 money market instruments described herein
 assets)/9/



-----------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-KK

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                   Prime      Money    Treasury    Treasury
                Obligations  Market   Obligations Instruments
                 Portfolio  Portfolio  Portfolio   Portfolio
-------------------------------------------------------------
Money Market         .          .          .           .
-------------------------------------------------------------
Interest Rate        .          .          .           .
-------------------------------------------------------------
Credit/Default       .          .          .           .
-------------------------------------------------------------
Management           .          .          .           .
-------------------------------------------------------------
Liquidity            .          .          .           .
-------------------------------------------------------------
Other                .          .          .           .
-------------------------------------------------------------
Government
Securities          --         --         --          --
-------------------------------------------------------------
Concentration       --          .         --          --
-------------------------------------------------------------
Foreign             --          .         --          --
-------------------------------------------------------------
Tax                 --         --         --          --
-------------------------------------------------------------

10-KK

                                                    PRINCIPAL RISKS OF THE FUNDS

                         Tax-Exempt  Tax-Exempt Tax-Exempt
 Government     Federal  Diversified California  New York
  Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .         --          --         --
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------

                                                                           11-KK

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Portfolios:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Exempt California and Tax-Exempt New York Portfolio, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

12-KK

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market Portfolio:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations, and the Tax-Exempt California and Tax-Exempt New York Portfolio intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obliga-tions, respectively. Banks may be particularly susceptible to certain eco-nomic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Exempt Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Funds).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-KK

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) how the average annual returns of a Fund's Administration Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past perfor-mance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limi-tations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.68%

 Worst Quarter
 Q2 '93     0.68%

[CHART APPEARS HERE]

1991            5.94%
1992            3.61%
1993            2.82%
1994            3.91%
1995            5.63%
1996            5.06%
1997            5.22%
1998            5.16%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year 5 Years Since Inception
 -------------------------------------------------------------------------
  Administration Shares (Inception 6/5/90)  5.16%   5.00%       4.88%
 -------------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q1 '91     1.68%

 Worst Quarter

 Q2 '93     0.70%

[CHART APPEARS HERE]

1991            5.96%
1992            3.62%
1993            2.88%
1994            3.98%
1995            5.69%
1996            5.12%
1997            5.28%
1998            5.17%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  5.17%   5.04%       4.91%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.57%

 Worst Quarter
 Q2 '93     0.67%

(CHART APPEARS HERE)

1991            5.74%
1992            3.50%
1993            2.74%
1994            3.75%
1995            5.57%
1996            4.95%
1997            5.10%
1998            4.99%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  4.99%   4.87%       4.75%
 --------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '95     1.41%

 Worst Quarter

 Q2 '93     0.68%

(CHART APPEARS HERE)

1992            3.38%
1993            2.83%
1994            3.85%
1995            5.54%
1996            4.95%
1997            5.01%
1998            4.80%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 7/24/91)  4.80%   4.83%       4.39%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.59%

 Worst Quarter
 Q2 '93     0.68%

[CHART APPEARS HERE]

1991            5.75%
1992            3.56%
1993            2.79%
1994            3.79%
1995            5.62%
1996            4.99%
1997            5.15%
1998            5.05%


 AVERAGE ANNUAL TOTAL RETURN


  For the periods ending December 31, 1998   1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/1/90)   5.05%   4.92%       4.80%
 --------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.61%

 Worst Quarter
 Q2 '93     0.69%

[CHART APPEARS HERE]

1991            5.78%
1992            3.47%
1993            2.84%
1994            3.95%
1995            5.67%
1996            5.09%
1997            5.24%
1998            5.09%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ending December 31, 1998    1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 9/20/90)  5.09%   5.01%       4.73%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.09%

 Worst Quarter
 Q1 '94     0.48%

[CHART APPEARS HERE]

1991            4.17%
1992            2.67%
1993            2.09%
1994            2.55%
1995            3.57%
1996            3.09%
1997            3.23%
1998            3.02%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ending December 31, 1998    1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  3.02%   3.09%       3.20%
 --------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     0.95%

 Worst Quarter
 Q1 '94     0.44%

[CHART APPEARS HERE]

1991            3.80%
1992            2.47%
1993            1.93%
1994            2.37%
1995            3.40%
1996            2.88%
1997            3.00%
1998            2.68%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ending December 31, 1998    1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 12/3/90)  2.68%   2.86%       2.84%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     0.89%

 Worst Quarter
 Q1 '94     0.44%

[CHART APPEARS HERE]

1992            2.55%
1993            2.05%
1994            2.41%
1995            3.35%
1996            2.90%
1997            3.14%
1998            2.87%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ending December 31, 1998    1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 2/15/91)  2.87%   2.93%       2.88%
 --------------------------------------------------------------------------

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Administration Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.08%      0.08%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.58%      0.58%      0.58%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Prime      Money    Treasury
                                                     Obligations  Market   Obligations
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Administration Fees/2/                                0.15%      0.15%      0.15%
  Other Expenses/3/                                     0.08%      0.07%      0.07%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.58%      0.57%      0.57%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.10%      0.07%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.58%      0.60%      0.57%
----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                      Treasury
                                                     Instruments Government  Federal
                                                      Portfolio  Portfolio  Portfolio
 ------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Administration Fees/2/                                0.15%      0.15%      0.15%
  Other Expenses/3/                                     0.07%      0.08%      0.08%
 ------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.57%      0.58%      0.56%
 ------------------------------------------------------------------------------------

                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.06%      0.06%      0.11%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.56%      0.56%      0.61%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Tax-Exempt  Tax-Exempt Tax-Exempt
                                                     Diversified California  New York
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Administration Fees/2/                                0.15%      0.15%      0.15%
  Other Expenses/3/                                     0.06%      0.06%      0.08%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.56%      0.56%      0.58%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Administration Shares plus all other ordinary expenses not detailed above.

Example

 The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Adminis-tration Shares of a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  Fund                    1 Year 3 Years 5 Years 10 Years
 --------------------------------------------------------
  Prime Obligations        $59    $186    $324     $726
 --------------------------------------------------------
  Money Market             $59    $186    $324     $682
 --------------------------------------------------------
  Treasury Obligations     $59    $186    $324     $682
 --------------------------------------------------------
  Treasury Instruments     $59    $186    $324     $682
 --------------------------------------------------------
  Government               $61    $192    $335     $706
 --------------------------------------------------------
  Federal                  $58    $183    $318     $669
 --------------------------------------------------------
  Tax-Exempt Diversified   $57    $179    $313     $657
 --------------------------------------------------------
  Tax-Exempt California    $57    $179    $313     $701
 --------------------------------------------------------
  Tax-Exempt New York      $67    $211    $368     $822
 --------------------------------------------------------

 Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers' accounts. You should contact your Service Organization for infor-mation regarding such charges. Such fees may affect the return their custom-ers realize with respect to their investments.

 Certain Service Organizations that invest in ILA Administration Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

 Service Providers

 INVESTMENT ADVISERS


 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-
 tor for assets in excess of $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.35%                 0.35%
 -------------------------------------------------------------------
  Money Market                 0.35%                 0.34%
 -------------------------------------------------------------------
  Treasury Obligations         0.35%                 0.35%
 -------------------------------------------------------------------
  Treasury Instruments         0.35%                 0.24%
 -------------------------------------------------------------------
  Government                   0.35%                 0.35%
 -------------------------------------------------------------------
  Federal                      0.35%                 0.28%
 -------------------------------------------------------------------
  Tax-Exempt Diversified       0.35%                 0.29%
 -------------------------------------------------------------------
  Tax-Exempt California        0.35%                 0.35%
 -------------------------------------------------------------------
  Tax-Exempt New York          0.35%                 0.30%
 -------------------------------------------------------------------

                                                                            1-LL

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

 The Investment Adviser has voluntarily agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service, administration and distribution plans for certain share classes, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to 0.43% of the average daily net assets of the Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis. These reductions or limits may be discontinued or modified only with the express approval of the Trustees.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

2-LL

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem. .In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-LL

Taxation

Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-LL

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES


 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earn-ing dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 ----------------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 ----------------------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. to 4:00 p.m New York time)
 ----------------------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Administration Shares are to be purchased.

                                                                            1-PP

 Service Organizations may send their payments as follows:
 .Wire federal funds to the Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern, as sub-custodian for State Street;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds --
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Trust will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal
  funds are received:                 Dividends begin:
 ------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time        Same business day
   .After 3:00 p.m. New York time     Next business day
 ------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time        Same business day
   .After 1:00 p.m. New York time     Next business day
 ------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a

2-PP

                                                               SHAREHOLDER GUIDE

 business day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization, up to 0.10% of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its custom-ers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses.

In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

                                                                            3-PP

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-ment.
 .Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (usually
 4:00 p.m. New York time). Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemp-tion orders must be received for same business day credit as permitted by the SEC.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES

 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will

4-PP

                                                               SHAREHOLDER GUIDE

 redeem Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 -----------------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
  .All telephone requests are recorded.
  .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the request-ing party and the designated bank account to verify instructions.
  .The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                                            5-PP

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request
  Received                    Redemption Proceeds        Dividends
 ----------------------------------------------------------------------
  Taxable and Tax-
   Advantaged Funds:
 ----------------------------------------------------------------------
   .By 3:00 p.m. New York   Wired same business day Not earned on day
    time                                            request is received
 ----------------------------------------------------------------------
   .After 3:00 p.m. New     Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------
  Tax-Exempt Funds:
 ----------------------------------------------------------------------
   .By 12:00 p.m. New York  Wired same business day Not earned on day
    time                                            request is received
 ----------------------------------------------------------------------
   .After 12:00 p.m. New    Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.
 .If the redeemed Administration Shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Administration Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

6-PP

                                                               SHAREHOLDER GUIDE

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Administration Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Administration Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Administration
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .Goldman Sachs Funds reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 .The Trust reserves the right to:
  .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of earlier redemp-tions. The Funds will give 60 days' prior written notice to allow a Serv-ice Organization to purchase sufficient additional shares of the Fund in order to avoid such a redemption.
  .Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interest of the Trust.
  .Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemptions in kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund.

                                                                            7-PP

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.




  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Name of Fund and Class of Shares
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .All exchanges, which represent an initial investment in a Fund must sat-isfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
  .Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
  .Goldman Sachs may use reasonable procedures described under "What Do I
   Need To Know About Telephone Redemption Requests?" in an effort to pre-vent unauthorized or fraudulent telephone exchange requests.

8-PP

                                                               SHAREHOLDER GUIDE

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accor-dance with the rules that apply to their accounts with the Service Organiza-tions.

                                                                            9-PP

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to Service Organizations monthly. Service Organizations may choose to have div-idends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 Service Organizations may indicate their election on the Account Applica-tion. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization does not indicate any choice, dividends and dis-tributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

 The income declared as a dividend for the Treasury Obligations and Govern-ment Portfolios is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by

                                                                           1-FFF
the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of the State on Credit Watch with posi-tive implications and to upgrade the debt obligations of the City, respective-ly. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices rela-tively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experi-enced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obliga-tions and,

2-FFF
possibly, in the obligations of other issuers of New York municipal obliga-tions. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the NAV of the Fund's holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                                                                           3-FFF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net     Distributions
                          beginning investment   to unit/
                          of period  incomea   shareholders
------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced May
 1)                          1.00      0.03        (0.03)
------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
------------------------------------------------------------

aCalculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
cAnnualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

---------
a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------
     1.00      4.13      559,470     0.35         4.01         0.43         3.93
     1.00      3.98      145,867     0.50         3.88         0.58         3.80
     1.00      3.72       21,862     0.75         3.61         0.83         3.53
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  incomea    unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.15%   $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------
     1.00      3.91     713,816      0.40         3.77         0.44         3.73
     1.00      3.75      97,626      0.55         3.68         0.59         3.64
     1.00      3.49     108,972      0.80         3.40         0.84         3.35
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.96%   $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------
     1.00      4.01     547,351      0.20         3.96         0.43         3.73
     1.00      3.85      64,388      0.35         3.97         0.58         3.74
     1.00      3.59      74,451      0.60         3.72         0.83         3.49
------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B





                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.25%  $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------
     1.00      4.11    1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95      329,896     0.40         3.88         0.57         3.71
     1.00      3.69       15,539     0.65         3.92         0.82         3.75
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment      to
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end     Total   of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%       0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98        0.56         2.92
   1.00     2.76       37,850     0.75         2.72        0.81         2.66
   1.00     2.61c           2     0.85c        2.66c       1.41c        2.10c
--------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33        0.41         3.24
   1.00     3.23       27,967     0.47         3.16        0.56         3.07
   1.00     2.97       30,513     0.72         2.97        0.81         2.88
--------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20        0.41         3.10
   1.00     3.09       59,097     0.46         3.06        0.56         2.96
   1.00     2.84       28,921     0.71         2.79        0.81         2.69
--------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65        0.42         3.54
   1.00     3.57       48,773     0.46         3.51        0.57         3.40
   1.00     3.31       49,647     0.71         3.24        0.82         3.13
--------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64        0.41         2.53
   1.00     2.55       97,778     0.45         2.50        0.56         2.39
   1.00     2.30       36,492     0.70         2.20        0.81         2.09
--------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period   income   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end     Total      (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     2.84%  $584,615      0.41%        2.79%       0.41%        2.79%
   1.00     2.68        512      0.56         2.84        0.56         2.84
   1.00     2.43          2      0.81         2.48        0.81         2.48
   1.00     2.25c         2      0.91c        2.37c       1.41c        1.94c
-------------------------------------------------------------------------------
   1.00     3.15    591,003      0.42         3.10        0.42         3.10
   1.00     3.00        360      0.57         2.98        0.57         2.98
   1.00     2.87c         2      0.82c        2.90c       0.82c        2.90c
-------------------------------------------------------------------------------
   1.00     3.03    440,476      0.41         2.99        0.42         2.98
   1.00     2.88        142      0.56         2.84        0.57         2.83
-------------------------------------------------------------------------------
   1.00     3.55    346,728      0.41         3.49        0.41         3.49
   1.00     3.40         61      0.56         3.32        0.56         3.32
-------------------------------------------------------------------------------
   1.00     2.53    227,399      0.40         2.50        0.41         2.49
   1.00     2.37        790      0.55         2.33        0.56         2.32
-------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02         0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net   Ratio of   Ratio of net
 Net asset         assets at  Ratio of net  investment      net       investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

Index

  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Portfolio
      xx Money Market Portfolio
      xx Treasury Obligation Portfolio
      xx Treasury Instruments Portfolio
      xx Government Portfolio
      xx Federal Portfolio
      xx Tax-Exempt Diversified Portfolio
      xx Tax-Exempt California Portfolio
      xx Tax-Exempt New York Portfolio
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Dividends
  xx Shareholder Guide
      xx How to Buy Shares
      xx How to Sell Shares
  xx Taxation
  xx Appendix
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  xx Appendix
     Financial Highlights

Institutional Liquid Assets Prospectus
(ILA Administration Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

[LOGO OF GOLDMAN SACHS APPEARS HERE]

         The Funds' investment company registration number is 811-5349.

Prospectus


ILA Service
("Units" or
"Shares")

May  , 1999


GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

                                                            . Prime
                                                              Obligations
                                                              Portfolio

                                                            . Money Market
                                                              Portfolio

                                                            . Treasury
                                                              Obligations
                                                              Portfolio

                                                            . Treasury
                                                              Instruments
                                                              Portfolio

                                                            . Government
                                                              Portfolio

                                                            . Federal
                                (INSERT ARTWORK)              Portfolio

                                                            . Tax-Exempt
                                                              Diversified
                                                              Portfolio

                                                            . Tax-Exempt
                                                              California
                                                              Portfolio

                                                            . Tax-Exempt New
                                                              York Portfolio

  THE TERMS "PORTFOLIO" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  PORTFOLIOS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A CRIMI-
  NAL OFFENSE.

--------------------------------------------------
  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT            [LOGO OF GOLDMAN
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE            SACHS APPEARS HERE]
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.
--------------------------------------------------

 General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."


 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Fund's investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.

                                                                            1-KK

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar denominated securities that are determined to present minimal credit risk and meet certain other criteria including those conditions relating to matu-rity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").

   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations and related repur-chase agreements is also fundamental. All investment policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval.
 .Diversification. Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission

2-KK

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

  (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addi-tion, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional State-ment.

                                                                            3-KK

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury obliga-tions and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distribu-tions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obliga-tions are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax.

4-KK

                      (This Page Intentionally Left Blank)



                                                                            5-kk

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

 Investment Policies Matrix



                             U.S.        U.S.
                           Treasury   Government            Bank               Commercial
  Fund                    Obligations Securities        Obligations              Paper
 -------------------------------------------------------------------------------------------
  Prime Obligations       .           .          .                          .
                                                 U.S. banks only
 -------------------------------------------------------------------------------------------
  Money Market            .           .          .                          .
                                                 Over 25% of total assets   U.S. and foreign
                                                 must be invested in U.S.   (US$) commercial
                                                 and foreign (US$) banks/1/ paper
 -------------------------------------------------------------------------------------------
  Treasury Obligations    .
 -------------------------------------------------------------------------------------------
  Treasury Instruments    .
 -------------------------------------------------------------------------------------------
  Government              .           .
 -------------------------------------------------------------------------------------------
  Federal                 .           .
 -------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                    .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt California                                                     .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                       .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury Obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                                            7-KK


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/7/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /5/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                         .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified             .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/6/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California              .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/6/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-KK

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

     Private                               Summary of
    Activity          Credit              Taxation for
      Bonds         Quality/7/          Distributions/10/                      Miscellaneous
-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/




-----------------------------------------------------------------------------------------------------------
 .                First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                Bank for Reconstruction
                                                                and Development

-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13/
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and
                                  generally exempt from
                                  state taxation
-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13
                                  /



-----------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                  generally exempt from         may hold cash, U.S. Government
                                  state taxation                Securities subject to state taxation
                                                                or cash equivalents

-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to        Second Tier/11/ taxable state./12/            invest up to 20% in securities subject to
 invest)/8/,/9/                                                 the federal alternative minimum tax ("AMT")
                                                                and may temporarily invest in the taxable
                                                                money market instruments described herein
-----------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to        Second Tier/11/ and California State          invest up to 20% in AMT securities
 invest)/8/,/9/                                                 and may temporarily invest in the taxable
                                                                money market instruments described herein



-----------------------------------------------------------------------------------------------------------
 .                First/10/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
 (not more than   Second Tier/11/ New York State and            and may temporarily invest in the taxable
 20% of net                       New York City                 money market instruments described herein
 assets)/9/



-----------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-KK

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                   Prime      Money    Treasury    Treasury
                Obligations  Market   Obligations Instruments
                 Portfolio  Portfolio  Portfolio   Portfolio
-------------------------------------------------------------
Money Market         .          .          .           .
-------------------------------------------------------------
Interest Rate        .          .          .           .
-------------------------------------------------------------
Credit/Default       .          .          .           .
-------------------------------------------------------------
Management           .          .          .           .
-------------------------------------------------------------
Liquidity            .          .          .           .
-------------------------------------------------------------
Other                .          .          .           .
-------------------------------------------------------------
Government
Securities          --         --         --          --
-------------------------------------------------------------
Concentration       --          .         --          --
-------------------------------------------------------------
Foreign             --          .         --          --
-------------------------------------------------------------
Tax                 --         --         --          --
-------------------------------------------------------------

10-KK

                                                    PRINCIPAL RISKS OF THE FUNDS

                         Tax-Exempt  Tax-Exempt Tax-Exempt
 Government     Federal  Diversified California  New York
  Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .          .          .          .
----------------------------------------------------------
      .            .         --          --         --
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------
      --          --          .          .          .
----------------------------------------------------------

                                                                           11-KK

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Portfolios:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Exempt California and Tax-Exempt New York Portfolio, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

12-KK

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market Portfolio:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations, and the Tax-Exempt California and Tax-Exempt New York Portfolio intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obliga-tions, respectively. Banks may be particularly susceptible to certain eco-nomic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Exempt Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Funds).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-KK

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q3 '81     4.48%

 Worst Quarter

 Q2 '93     0.72%

[CHART APPEARS HERE]

Date        Prime Obligation
----        ----------------
1981            17.14%
1982            12.82%
1983             9.11%
1984            10.56%
1985             8.25%
1986             6.67%
1987             6.50%
1988             7.48%
1989             9.27%
1990             8.21%
1991             6.10%
1992             3.76%
1993             2.97%
1994             4.07%
1995             5.79%
1996             5.22%
1997             5.38%
1998             5.32%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.32%   5.15%   5.59%        7.43%
 -----------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q1 '91     1.62%

 Worst Quarter

 Q2 '93     0.64%


[CHART APPEARS HERE]

               Money
               Market
               ------
1991           5.70%
1992           3.36%
1993           2.62%
1994           3.72%
1995           5.43%
1996           4.86%
1997           5.01%
1998           4.91%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 6/1/90)   4.91%   4.78%       4.67%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:

 Q1 '91     1.51%

 Worst Quarter:

 Q2 '93     0.60%

[CHART APPEARS HERE]


1991           5.48%
1992           3.24%
1993           2.48%
1994           3.49%
1995           5.31%
1996           4.69%
1997           4.84%
1998           4.73%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.73%   4.61%       4.50%
 ------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '95     1.35%

 Worst Quarter

 Q2 '93     0.62%

[CHART APPEARS HERE]


1992           3.13%
1993           2.57%
1994           3.59%
1995           5.28%
1996           4.68%
1997           4.75%
1998           4.54%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                              1 Year 5 Years Since Inception
 -----------------------------------------------------------------
  Service Shares (Inception 1/30/91)  4.54%  4.57%      4.22%
 -----------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:

 Q1 '91     1.53%

 Worst Quarter:

 Q2 '93     0.62%


[CHART APPEARS HERE]


                   1991                        5.49%
                   1992                        3.30%
                   1993                        2.53%
                   1994                        3.53%
                   1995                        5.35%
                   1996                        4.73%
                   1997                        4.89%
                   1998                        4.79%




 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/1/90)        4.79%   4.66%       4.51%
 ------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '95     1.37%

 Worst Quarter

 Q1 '94     0.66%

                             [CHART APPEARS HERE]


                        1994                       3.69%
                        1995                       5.41%
                        1996                       4.83%
                        1997                       4.98%
                        1998                       4.83%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 5/15/93)  4.83%   4.74%       4.49%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:

 Q1 '91     1.03%


 Worst Quarter:

 Q1 '94     0.42%

[CHART APPEARS HERE]


                    1991                          3.91%
                    1992                          2.42%
                    1993                          1.84%
                    1994                          2.30%
                    1995                          3.31%
                    1996                          2.84%
                    1997                          2.97%
                    1998                          2.76%





 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/2/90)        2.76%   2.84%       2.94%
 ------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '98     0.70%


 Worst Quarter

 Q4 '98     0.56%

[CHART APPEARS HERE]


                       1998                      2.43%




 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)  2.43%       2.53%
 -----------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:

 Q2 '98     0.74%


 Worst Quarter:

 Q4 '98     0.59%

[CHART APPEARS HERE]


                        1998                     2.61%




 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 9/15/97)       2.61%       2.71%
 ----------------------------------------------------------------

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Service Fees/2/                                0.40%      0.40%      0.40%
Other Expenses/3/                              0.08%      0.08%      0.08%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.83%      0.83%      0.83%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Prime      Money    Treasury
                                                     Obligations  Market   Obligations
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Service Fees/2/                                       0.40%      0.40%      0.40%
  Other Expenses/3/                                     0.08%      0.07%      0.07%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.83%      0.82%      0.82%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Service Fees/2/                                0.40%      0.40%      0.40%
Other Expenses/3/                              0.08%      0.10%      0.07%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.83%      0.85%      0.82%
----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                      Treasury
                                                     Instruments Government  Federal
                                                      Portfolio  Portfolio  Portfolio
 ------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Service Fees/2/                                       0.40%      0.40%      0.40%
  Other Expenses/3/                                     0.07%      0.08%      0.06%
 ------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.82%      0.83%      0.81%
 ------------------------------------------------------------------------------------

                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Service Fees/2/                                0.40%      0.40%      0.40%
Other Expenses/3/                              0.06%      0.06%      0.11%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 0.81%      0.81%      0.86%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Tax-Exempt  Tax-Exempt Tax-Exempt
                                                     Diversified California  New York
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Service Fees/2/                                       0.40%      0.40%      0.40%
  Other Expenses/3/                                     0.06%      0.06%      0.08%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.81%      0.81%      0.83%
 -------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares plus all other ordinary expenses not detailed above.

                                                          FUND FEES AND EXPENSES

Example

 The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  Fund                    1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
  Prime Obligations        $85    $265    $460    $1,025
---------------------------------------------------------
  Money Market             $85    $265    $460    $1,025
---------------------------------------------------------
  Treasury Obligations     $85    $265    $460    $1,025
---------------------------------------------------------
  Treasury Instruments     $85    $265    $460    $1,025
---------------------------------------------------------
  Government               $87    $271    $471    $1,049
---------------------------------------------------------
  Federal                  $84    $262    $455    $1,014
---------------------------------------------------------
  Tax-Exempt Diversified   $83    $259    $450    $1,002
---------------------------------------------------------
  Tax-Exempt California    $83    $259    $450    $1,002
---------------------------------------------------------
  Tax-Exempt New York      $93    $290    $504    $1,120
---------------------------------------------------------


 Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their custom-ers' accounts. You should contact your service organization for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

 Certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

 Service Providers

 INVESTMENT ADVISERS


 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-
 tor for assets in excess of $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.35%                 0.35%
 -------------------------------------------------------------------
  Money Market                 0.35%                 0.34%
 -------------------------------------------------------------------
  Treasury Obligations         0.35%                 0.35%
 -------------------------------------------------------------------
  Treasury Instruments         0.35%                 0.24%
 -------------------------------------------------------------------
  Government                   0.35%                 0.35%
 -------------------------------------------------------------------
  Federal                      0.35%                 0.28%
 -------------------------------------------------------------------
  Tax-Exempt Diversified       0.35%                 0.29%
 -------------------------------------------------------------------
  Tax-Exempt California        0.35%                 0.35%
 -------------------------------------------------------------------
  Tax-Exempt New York          0.35%                 0.30%
 -------------------------------------------------------------------

                                                                            1-LL

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

 The Investment Adviser has voluntarily agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service, administration and distribution plans for certain share classes, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to 0.43% of the average daily net assets of the Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis. These reductions or limits may be discontinued or modified only with the express approval of the Trustees.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

2-LL

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem. .In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-LL

Taxation

Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-LL

Shareholder Guide


 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earn-ing dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Service Shares are to be pur-chased.

                                                                            1-QQ

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
   (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chica-go, IL 60606-6372. The Trust will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time                            Same business day
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on

2-QQ

                                                               SHAREHOLDER GUIDE

 behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its cus-tomers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from a assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                                            3-QQ

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (usu-ally 4:00 p.m. New york time). Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

4-QQ

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                                            5-QQ

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request Received       Redemption Proceeds     Dividends
 --------------------------------------------------------------------------------
  Taxable and Tax-Advantaged
   Funds:
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Tax-Exempt Funds
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 12:00 p.m. New York       Wired next business day Earned on day request
   time                                                     is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.
 .If the redeemed Service Shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Service Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.

6-QQ

                                                               SHAREHOLDER GUIDE

 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Service Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Service Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .Goldman Sachs Funds reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such a redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemptions in kind, you should expect to incur transaction costs upon the disposition of those securities.

                                                                            7-QQ

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Name of Fund and Class of Shares
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.


8-QQ

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                            9-QQ

Dividends

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to Service Organizations monthly. Service Organizations may choose to have dividends paid in:

 . Cash
 . Additional shares of the same class of the same Fund

Service Organizations may indicate their election on the Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization does not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations and Government Portfolios is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by

                                                                           1-FFF
the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of the State on Credit Watch with posi-tive implications and to upgrade the debt obligations of the City, respective-ly. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices rela-tively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experi-enced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obliga-tions and,

2-FFF
possibly, in the obligations of other issuers of New York municipal obliga-tions. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the NAV of the Fund's holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                                                                           3-FFF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net     Distributions
                          beginning investment   to unit/
                          of period  incomea   shareholders
------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced May
 1)                          1.00      0.03        (0.03)
------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
------------------------------------------------------------

aCalculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
cAnnualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

---------
a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------
     1.00      4.13      559,470     0.35         4.01         0.43         3.93
     1.00      3.98      145,867     0.50         3.88         0.58         3.80
     1.00      3.72       21,862     0.75         3.61         0.83         3.53
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  incomea    unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.15%   $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------
     1.00      3.91     713,816      0.40         3.77         0.44         3.73
     1.00      3.75      97,626      0.55         3.68         0.59         3.64
     1.00      3.49     108,972      0.80         3.40         0.84         3.35
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.96%   $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------
     1.00      4.01     547,351      0.20         3.96         0.43         3.73
     1.00      3.85      64,388      0.35         3.97         0.58         3.74
     1.00      3.59      74,451      0.60         3.72         0.83         3.49
------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B





                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.25%  $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------
     1.00      4.11    1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95      329,896     0.40         3.88         0.57         3.71
     1.00      3.69       15,539     0.65         3.92         0.82         3.75
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment      to
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end     Total   of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%       0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98        0.56         2.92
   1.00     2.76       37,850     0.75         2.72        0.81         2.66
   1.00     2.61c           2     0.85c        2.66c       1.41c        2.10c
--------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33        0.41         3.24
   1.00     3.23       27,967     0.47         3.16        0.56         3.07
   1.00     2.97       30,513     0.72         2.97        0.81         2.88
--------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20        0.41         3.10
   1.00     3.09       59,097     0.46         3.06        0.56         2.96
   1.00     2.84       28,921     0.71         2.79        0.81         2.69
--------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65        0.42         3.54
   1.00     3.57       48,773     0.46         3.51        0.57         3.40
   1.00     3.31       49,647     0.71         3.24        0.82         3.13
--------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64        0.41         2.53
   1.00     2.55       97,778     0.45         2.50        0.56         2.39
   1.00     2.30       36,492     0.70         2.20        0.81         2.09
--------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period   income   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end     Total      (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     2.84%  $584,615      0.41%        2.79%       0.41%        2.79%
   1.00     2.68        512      0.56         2.84        0.56         2.84
   1.00     2.43          2      0.81         2.48        0.81         2.48
   1.00     2.25c         2      0.91c        2.37c       1.41c        1.94c
-------------------------------------------------------------------------------
   1.00     3.15    591,003      0.42         3.10        0.42         3.10
   1.00     3.00        360      0.57         2.98        0.57         2.98
   1.00     2.87c         2      0.82c        2.90c       0.82c        2.90c
-------------------------------------------------------------------------------
   1.00     3.03    440,476      0.41         2.99        0.42         2.98
   1.00     2.88        142      0.56         2.84        0.57         2.83
-------------------------------------------------------------------------------
   1.00     3.55    346,728      0.41         3.49        0.41         3.49
   1.00     3.40         61      0.56         3.32        0.56         3.32
-------------------------------------------------------------------------------
   1.00     2.53    227,399      0.40         2.50        0.41         2.49
   1.00     2.37        790      0.55         2.33        0.56         2.32
-------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02         0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net   Ratio of   Ratio of net
 Net asset         assets at  Ratio of net  investment      net       investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

Index

  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Portfolio
      xx Money Market Portfolio
      xx Treasury Obligations Portfolio
      xx Treasury Instruments Portfolio
      xx Government Portfolio
      xx Federal Portfolio
      xx Tax-exempt Diversified Portfolio
      xx Tax-exempt California Portfolio
      xx Tax-exempt New York Portfolio
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation
  xx Shareholder Guide
      xx How to Buy Shares
      xx How to Sell Shares
  xx Dividend
  xx Appendix
     Additional Information
     On Portfolio Risks,
     Securities And
     Techniques
  xx Appendix
     Financial Highlights

Institutional Liquid Assets Prospectus
(ILA Service Units)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

(GOLDMAN SACHS LOGO APPEARS HERE)

         The Funds' investment company registration number is 811-5349.

Prospectus

ILA Cash
Management
Shares

May  , 1999


GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

                                                         . Prime
                                                           Obligations
                                                           Portfolio

                                                         . Money Market
                                                           Portfolio

                                                         . Government
                                                           Portfolio

           (INSERT ARTWORK)                              . Tax-Exempt
                                                           Diversified
                                                           Portfolio

                                                         . Tax-Exempt
                                                           California
                                                           Portfolio

                                                         . Tax-Exempt New
                                                           York Portfolio



  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  PORTFOLIOS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

--------------------------------------------------
  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT             [LOGO OF
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE              GOLDMAN SACHS
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,               APPEARS HERE]
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.
--------------------------------------------------

 General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-controlled investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Fund's investment portfolios.

--------------------------------------------------------------------------------

 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

                                                                            1-RR

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar denominated securities that are determined to present minimal credit risk and meet certain other criteria including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement"). .Taxable Funds: Prime Obligations, Money Market and Government Portfolios .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
   Exempt New York Portfolios
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .Diversification: Diversification can a Fund reduce the risks of investing.
  In accordance with current regulations of the Securities and Exchange Com-mission (the "SEC"), each Fund may not invest more than 5% of the value of its

2-RR

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

  total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

                                                                            3-RR

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Funds:

 The Prime Obligations, Money Market and Government Portfolios seek to maxi-mize current income to the extent consistent with the preservation of capi-tal and the maintenance of liquidity by investing exclusively in high qual-ity money market instruments.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax.

4-RR

                      (This Page Intentionally Left Blank)



                                                                            5-RR

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

 Investment Policies Matrix



                             U.S.        U.S.
                           Treasury   Government            Bank               Commercial
  Fund                    Obligations Securities        Obligations              Paper
 -------------------------------------------------------------------------------------------
  Prime Obligations       3           .          .                          .
                                                 U.S. banks only
 -------------------------------------------------------------------------------------------
  Money Market            3           .          .                          .
                                                 Over 25% of total assets   U.S. and foreign
                                                 must be invested in U.S.   (US$) commercial
                                                 and foreign (US$) banks/1/ paper
 -------------------------------------------------------------------------------------------
  Government              3           .
 -------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                    .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt Calfornia                                                      .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                       .
                                                                            Tax-exempt only
 -------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-RR

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



     Short-Term
   Obligations of                        Asset-Backed &            Foreign
  Corporations and      Repurchase     Receivables-Backed        Government
   Other Entities       Agreement        Securities/2/        Obligations (US$)
-------------------------------------------------------------------------------
 .                      .              .
 U.S. entities only
-------------------------------------------------------------------------------
 .                      .              .                      .
 U.S. and foreign
 (US$) entities

-------------------------------------------------------------------------------
                        .
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                           7 -RR


                         Taxable             Tax-Exempt            Custodial    Unrated         Investment
Fund                    Municipals           Municipals            Receipts  Securities/6/      Companies
---------------------------------------------------------------------------------------------------------------
Prime Obligations          ./4/                                        .                   .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Money Market               ./4/                                        .           .       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Government                                                                                 .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified             .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment companies
                                   extraordinary circumstances)/5/
---------------------------------------------------------------------------------------------------------------
Tax-Exempt California              .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in California
                                   instruments (except in
                                   extraordinary circumstances)/5/
---------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                .                                   .           .       .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in New York
                                   instruments (except in
                                   extraordinary circumstances)/5/
---------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /4/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /5/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /6/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /7/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-RR

     Private                               Summary of
    Activity          Credit              Taxation for
      Bonds         Quality/6/          Distributions/11/                     Miscellaneous
---------------------------------------------------------------------------------------------------------
 .                First Tier/9/   Taxable federal and state/12/
---------------------------------------------------------------------------------------------------------
 .                First Tier/9/   Taxable federal and state/12/ May invest in obligations
                                                                of the International
                                                                Bank for Reconstruction
                                                                and Development
---------------------------------------------------------------------------------------------------------
                  First Tier/9/   Taxable federal and state/12/
---------------------------------------------------------------------------------------------------------
 (Does not        First/9/ or     Tax-exempt federal and        May (but does not currently intend to)
 intend to        Second Tier/10/ taxable state/13/             invest up to 20% in securities
 invest)/7/,/8/                                                 subject to the federal alternative
                                                                minimum tax ("AMT") and may
                                                                temporarily invest in the taxable money
                                                                market instruments described herein
---------------------------------------------------------------------------------------------------------
 (Does not        First/9/ or     Tax-exempt federal            May (but does not currently intend to)
 intend to        Second Tier/10/ and California State          invest up to 20% in AMT securities
 invest)/7/,/8/                                                 and may temporarily invest in the taxable
                                                                money market instruments described herein
---------------------------------------------------------------------------------------------------------
 .                First/9/ or     Tax-exempt federal,           May invest up to 20% in AMT securities
 (not more than   Second Tier/10/ New York State and            and may temporarily invest in the taxable
 20% of net                       New York City                 money market instruments described herein
 assets)/8/


---------------------------------------------------------------------------------------------------------

 /8/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /9/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /10/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /11/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /12/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government Securities interest income.
 /13/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-RR

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                                          Tax-
                   Prime      Money              Tax-Exempt  Tax-Exempt  Exempt
                Obligations  Market   Government Diversified California New York
                 Portfolio  Portfolio Portfolio   Portfolio  Portfolio  Portfolio
---------------------------------------------------------------------------------
Money Market         .          .         .           .          .          .
---------------------------------------------------------------------------------
Interest Rate        .          .         .           .          .          .
---------------------------------------------------------------------------------
Credit/Default       .          .         .           .          .          .
---------------------------------------------------------------------------------
Management           .          .         .           .          .          .
---------------------------------------------------------------------------------
Liquidity            .          .         .           .          .          .
---------------------------------------------------------------------------------
Other                .          .         .           .          .          .
---------------------------------------------------------------------------------
Government
Securities          --         --         .          --          --        --
---------------------------------------------------------------------------------
Concentration       --          .         --          .          .          .
---------------------------------------------------------------------------------
Foreign             --          .         --          .          .          .
---------------------------------------------------------------------------------
Tax                 --         --         --          .          .          .
---------------------------------------------------------------------------------

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

10-RR

 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government Portfolio:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Exempt California and Tax-Exempt New York Portfolios, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

Risk that applies to the Money Market Portfolio:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations, and the Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obliga-tions, respectively. Banks may be particularly susceptible to certain eco-nomic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                                           11-RR

Risk that applies to the Tax-Exempt Funds:

 ^Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12-RR

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 Cash Management Shares of the Fund have less than one calendar year's per-formance. For this reason, the performance information shown below is for another Class of Shares (ILA Service Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both Classes of Shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that ILA Service Shares have a 0.40% (annualized) service fee while Cash Management Shares have 1.00% distribution and service fees. If the expenses of the Cash Management Shares were reflected, performance would be reduced.

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q1 '91     1.61%

 Worst Quarter:
 Q2 '93     0.62%


[MAC CHART APPEARS HERE]


            1991            5.67
            1992            3.35
            1993            2.56
            1994            3.66
            1995            5.37
            1996            4.80
            1997            4.96
            1998            4.90

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.90%   4.73%       4.62%
 ------------------------------------------------------------------------

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q1 '91     1.62%

 Worst Quarter:
 Q2 '93     0.64%


[MAC CHART APPEARS HERE]


            1991               5.70
            1992               3.36
            1993               2.62
            1994               3.72
            1995               5.43
            1996               4.86
            1997               5.01
            1998               4.91


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.91%   4.78%       4.67%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q1 '91     1.53%

 Worst Quarter:
 Q2 '93     0.62%


[MAC CHART APPEARS HERE]

            1991             5.49
            1992             3.30
            1993             2.53
            1994             3.53
            1995             5.35
            1996             4.73
            1997             4.89
            1998             4.79


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/1/90)        4.79%   4.66%       4.51%
 ------------------------------------------------------------------------

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q1 '91     1.03%

 Worst Quarter
 Q1 '94     0.42%

[MAC CHART APPEARS HERE]

            1991                   3.91
            1992                   2.42
            1993                   1.84
            1994                   2.30
            1995                   3.31
            1996                   2.84
            1997                   2.97
            1998                   2.76


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 7/2/90)    2.76%  2.84%       2.94%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q2 '98     0.70%

 Worst Quarter
 Q4 '98     0.56%

[MAC CHART APPEARS HERE]


            1998           2.43


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)   2.43%      2.53%
 -----------------------------------------------------------

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q2 '98     0.74%

 Worst Quarter
 Q4 '98     0.59%

[MAC CHART APPEARS HERE]


            1998           2.61


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)   2.61%      2.71%
 -----------------------------------------------------------

                      [This Page Intentionally Left Blank]

Fund Fees and Expenses                                  (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

                                               Prime      Money
                                            Obligations   Market   Government
                                            Portfolio   Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution Fees/2/                           0.50%      0.50%      0.50%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.08%      0.08%      0.10%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                 1.43%      1.43%      1.45%
-----------------------------------------------------------------------------


See page 12 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Prime      Money
                                                     Obligations  Market   Government
                                                      Portfolio  Portfolio Portfolio
 ------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%     0.35%
  Distribution Fees/2/                                  0.07%      0.07%     0.07%
  Service Fees/3/                                       0.50%      0.50%     0.50%
  Other Expenses/4/                                     0.08%      0.07%     0.08%
 ------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             1.00%      0.99%     1.00%
 ------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                               Tax-        Tax-       Tax-
                                              Exempt      Exempt     Exempt
                                            Diversified California  New York
                                            Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                   None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution Fees/2/                           0.50%      0.50%      0.50%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.06%      0.06%      0.16%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                 1.41%      1.41%      1.51%
----------------------------------------------------------------------------


See page 12 for all other footnotes

 *As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                     Tax-Exempt  Tax-Exempt Tax-Exempt
                                                     Diversified California  New York
                                                      Portfolio  Portfolio  Portfolio
 -------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees                                       0.35%      0.35%      0.35%
  Distribution Fees/2/                                  0.07%      0.07%      0.07%
  Service Fees/3/                                       0.50%      0.50%      0.50%
  Other Expenses/4/                                     0.06%      0.06%      0.08%
 -------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.98%      0.98%      1.00%
 -------------------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/Goldman Sachs has voluntarily agreed to limit a portion of the distribution fees of each Fund to 0.07% of each Fund's average daily net assets. As a result of this limitation, "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. This limitation may be terminated at any time at the option of Goldman Sachs.

                 Total Fund
                 Operating
Fund              Expenses
---------------------------
Prime
  Obligations      1.00%
Money Market       0.99%
Government         0.99%
Tax-Exempt
  Diversified      0.98%
Tax-Exempt
  California       0.99%
Tax-Exempt New
  York             1.00%

/3/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Cash Management Shares plus all other ordinary expenses not detailed above.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $146   $452    $782    $1,713
-------------------------------------------------------
Money Market             $146   $452    $782    $1,713
-------------------------------------------------------
Government               $148   $459    $792    $1,735
-------------------------------------------------------
Tax-Exempt Diversified   $144   $446    $771    $1,691
-------------------------------------------------------
Tax-Exempt California    $144   $446    $771    $1,691
-------------------------------------------------------
Tax-Exempt New York      $154   $477    $824    $1,802
-------------------------------------------------------

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their cus-tomers' accounts. You should contact your Service Organization for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-
 tor for assets in excess of $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable Fund may enter into principal trans-actions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations             0.35%                0.35%
 -------------------------------------------------------------------
  Money Market                  0.35%                0.34%
 -------------------------------------------------------------------
  Government                    0.35%                0.35%
 -------------------------------------------------------------------
  Tax-Exempt Diversified        0.35%                0.29%
 -------------------------------------------------------------------
  Tax-Exempt California         0.35%                0.35%
 -------------------------------------------------------------------
  Tax-Exempt New York           0.35%                0.30%
 -------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

 The Investment Adviser has voluntarily agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service, administration and distribution plans for certain share classes, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to 0.43% of the average daily net assets of the Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis. These reductions or limits may be discontinued or modified only with the express approval of the Trustees.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem. .In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

Taxation

Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York personal income tax (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-XX

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Cash Manage-ment Shares.

 HOW TO BUY SHARES


 How Can I Purchase Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called "Service Organiza-tions." Customers of a Service Organization will normally give their pur-chase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organiza-tions will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be pur-chased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Cash Management Shares are to be purchased.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern") as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

                                                                            1-SS

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds --
  (Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Trust will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and
  federal funds are received:      Dividends begin:
 ---------------------------------------------------
  Taxable Funds:
 ---------------------------------------------------
   .By 3:00 p.m. New York time     Same business day
   .After 3:00 p.m. New York time  Next business day
 ---------------------------------------------------
  Tax-Exempt Funds:
 ---------------------------------------------------
   .By 1:00 p.m. New York time     Same business day
   .After 1:00 p.m. New York time  Next business day
 ---------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Cash Management Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures
 .Developing, maintaining and supporting systems necessary to support accounts for cash management services

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a

2-SS

                                                               SHAREHOLDER GUIDE

  business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of a Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) have different minimum invest-ment requirements and are entitled to different services than Cash Manage-ment Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Man-agement Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

                                                                            3-SS

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Cash Management Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                                                  (Value of Assets of the Class)
        NAV             =                          - (Liabilities of the Class)
                                             Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (usu-ally 4:00 p.m. New York time). Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be sold (redeemed) only through Serv-ice Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. General-ly, each Fund will

4-SS

                                                               SHAREHOLDER GUIDE

 redeem ILA Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.
 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                                            5-SS

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  Redemption Request Received         Redemption Proceeds        Dividends
 ------------------------------------------------------------------------------
  Taxable Funds:
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 ------------------------------------------------------------------------------
   .After 3:00 p.m. New York time   Wired next business day Earned on day
                                                            request is received
 ------------------------------------------------------------------------------
  Tax-Exempt Funds:
 ------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
 ------------------------------------------------------------------------------
   .After 12:00 p.m. New York time  Wired next business day Earned on day request is received
 ------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.
 .If the redeemed Cash Management Shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

6-SS

                                                               SHAREHOLDER GUIDE

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Cash Management
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .Goldman Sachs Funds reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such a redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in kind of securities (instead of cash) from the Fund. If you receive redemptions in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The

                                                                            7-SS
 exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For
  Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .The recordholder name(s) and signature(s)
                       .The account number
                       .The Fund and Class of Shares
                       .The dollar amount to be exchanged
                       .Mail the request to:
                        Goldman Sachs Funds
                        Name of Fund and Class of Shares
                        4900 Sears Tower - 60th Floor
                        Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone         If you have not declined the telephone redemption
                       privileges on your Account Application:
                       .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                        New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses, and social security, or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of Shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.


8-SS

                                                               SHAREHOLDER GUIDE

 What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accor-dance with the rules that apply to their accounts with the Service Organiza-tions.

 What Are The Distribution Fees Paid By Cash Management Shares?
 The Trust has adopted a distribution plan (the "Plan") to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution fee on a quarterly basis.

 Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50%, of a Fund's average daily net assets attributable to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fee to 0.07% of average daily net assets attributable to Cash Management Shares of each Fund. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

 The distribution fees payable are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
 .Commissions paid to Service Organizations;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

                                                                            9-SS

Dividends

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to Service Organizations monthly. Service Organizations may choose to have dividends paid in:

 . Cash
 . Additional shares of the same class of the same Fund

Service Organizations may indicate their election on the Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization does not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Government Portfolio is based on estimates of net investment income for the Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of sub-sequent dividends.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-YY

U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued by the U.S. Govern-ment, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank, U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date

2-YY

                                                                      APPENDIX A

would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such secu-rities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks

Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign govern-ment or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Repurchase Agreements. Each Fund may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agreement are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase

                                                                            3-YY
agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commer-cial paper; municipal bonds; and unrated notes, paper, bonds or other instru-ments.


Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate

4-YY

                                                                      APPENDIX A

and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effec-tively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institu-tion will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be enti-tled to treat such interest as exempt from federal income tax.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the federal alternative minimum tax.

Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political development affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality

                                                                            5-YY
of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obliga-tions of foreign banks and financial institutions may involve risks in addition to those of domestic obligations. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Miscellaneous Investments and Policies

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securi-ties are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A for-ward commitment involves entering into a contract to purchase or sell securi-ties for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the

6-YY

                                                                      APPENDIX A

risk that the value of the sold securities may increase before the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on invest-ing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Other Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                                                                            7-YY

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term

8-YY

                                                                      APPENDIX A

credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the Cali-fornia Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obliga-tions. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of the State on Credit Watch with posi-tive implications and to upgrade the debt obligations of the City, respective-ly. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices rela-tively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experi-enced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obliga-tions and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York

                                                                            9-YY
municipal obligations and, consequently, the NAV of the Fund's holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

10-YY

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO

                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment      to
                                          of period  incomea    unitholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - ILA B units                           1.00      0.04        (0.04)
1998 - ILA C units                           1.00      0.04        (0.04)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
1997 - ILA B units                           1.00      0.04        (0.04)
1997 - ILA C units (commenced August 15)     1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)         1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      in
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03        (0.03)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
    1.00    5.17      314,327     0.55         5.04         0.58         5.01
    1.00    4.91       32,349     0.80         4.79         0.83         4.76
    1.00    4.69c           2     0.90c        4.80c        1.43c        4.34c
---------------------------------------------------------------------------------
    1.00    5.43      806,096     0.37         5.31         0.42         5.26
    1.00    5.28      307,480     0.52         5.15         0.57         5.10
    1.00    5.01       20,517     0.77         4.90         0.82         4.85
---------------------------------------------------------------------------------
    1.00    5.27      703,097     0.36         5.15         0.43         5.08
    1.00    5.12      257,258     0.51         5.00         0.58         4.93
    1.00    4.86       28,845     0.76         4.75         0.83         4.68
---------------------------------------------------------------------------------
    1.00    5.85      574,155     0.36         5.71         0.42         5.65
    1.00    5.69      164,422     0.51         5.55         0.57         5.49
    1.00    5.43       23,080     0.76         5.29         0.82         5.23
---------------------------------------------------------------------------------
    1.00    4.13      559,470     0.35         4.01         0.43         3.93
    1.00    3.98      145,867     0.50         3.88         0.58         3.80
    1.00    3.72       21,862     0.75         3.61         0.83         3.53
---------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment      to
                                          of period  incomea    unitholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period returnb (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net
                                          beginning investment Distributions
                                          of period  incomea   to unitholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03        $(0.03)
1998 - ILA Administration units              1.00      0.03         (0.03)
1998 - ILA Service units                     1.00      0.03         (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02         (0.02)
-----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03         (0.03)
1997 - ILA Administration units              1.00      0.03         (0.03)
1997 - ILA Service units                     1.00      0.03         (0.03)
-----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03         (0.03)
1996 - ILA Administration units              1.00      0.03         (0.03)
1996 - ILA Service units                     1.00      0.03         (0.03)
-----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04         (0.04)
1995 - ILA Administration units              1.00      0.04         (0.04)
1995 - ILA Service units                     1.00      0.03         (0.03)
-----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03         (0.03)
1994 - ILA Administration units              1.00      0.03         (0.03)
1994 - ILA Service units                     1.00      0.02         (0.02)
-----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
  $1.00        3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00        3.02       26,509     0.50         2.98         0.56         2.92
   1.00        2.76       37,850     0.75         2.72         0.81         2.66
   1.00        2.61c           2     0.85c       2.66c         1.41c        2.17c
------------------------------------------------------------------------------------
   1.00        3.39    1,479,486     0.32         3.33         0.41         3.24
   1.00        3.23       27,967     0.47         3.16         0.56         3.07
   1.00        2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
   1.00        3.25    1,514,443     0.31         3.20         0.41         3.10
   1.00        3.09       59,097     0.46         3.06         0.56         2.96
   1.00        2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
   1.00        3.72    1,342,585     0.31         3.65         0.42         3.54
   1.00        3.57       48,773     0.46         3.51         0.57         3.40
   1.00        3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------
   1.00        2.71    1,434,965     0.30         2.64         0.41         2.53
   1.00        2.55       97,778     0.45         2.50         0.56         2.39
   1.00        2.30       36,492     0.70         2.20         0.81         2.09
------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO




                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment      to
                                              of period  incomea   unitholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                                $1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                           Ratios assuming no waiver
                                                            of fees and no expense
                                                                  limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
  $1.00        2.84%   $584,615      0.41%        2.79%        0.41%        2.79%
   1.00        2.68         512      0.56         2.84         0.56         2.84
   1.00        2.43           2      0.81         2.48         0.81         2.48
   1.00        2.25c          2      0.91c        2.37c        1.41c        1.87c
------------------------------------------------------------------------------------
   1.00        3.15     591,003      0.42         3.10         0.42         3.10
   1.00        3.00         360      0.57         2.98         0.57         2.98
   1.00        2.87c          2      0.82c        2.90c        0.82c        2.90c
------------------------------------------------------------------------------------
   1.00        3.03     440,476      0.41         2.99         0.42         2.98
   1.00        2.88         142      0.56         2.84         0.57         2.83
------------------------------------------------------------------------------------
   1.00        3.55     346,728      0.41         3.49         0.41         3.49
   1.00        3.40          61      0.56         3.32         0.56         3.32
------------------------------------------------------------------------------------
   1.00        2.53     227,399      0.40         2.50         0.41         2.49
   1.00        2.37         790      0.55         2.33         0.56         2.32
------------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net
                                          beginning investment Distributions
                                          of period  incomea   to unitholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03        $(0.03)
1998 - ILA Administration units              1.00      0.03         (0.03)
1998 - ILA Service units                     1.00      0.03         (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02         (0.02)
-----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03         (0.03)
1997 - ILA Administration units              1.00      0.03         (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01         (0.01)
-----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03         (0.03)
1996 - ILA Administration units              1.00      0.03         (0.03)
-----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03         (0.03)
1995 - ILA Administration units              1.00      0.03         (0.03)
-----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03         (0.03)
1994 - ILA Administration units              1.00      0.02         (0.02)
-----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net   Ratio of   Ratio of net
  Net asset           assets at  Ratio of net  investment      net       investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
  $1.00        3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
   1.00        2.87      21,580      0.51         2.85         0.66         2.70
   1.00        2.61           2      0.76         2.61         0.91         2.46
   1.00        2.46c          1      0.86c        2.56c        1.51c        1.91c
------------------------------------------------------------------------------------
   1.00        3.29     102,887      0.33         3.24         0.43         3.14
   1.00        3.14      31,993      0.48         3.09         0.58         2.99
   1.00        3.02c          2      0.73c        3.04c        0.83c        2.94c
------------------------------------------------------------------------------------
   1.00        3.05      70,175      0.32         3.01         0.43         2.90
   1.00        2.90      44,319      0.47         2.88         0.58         2.77
------------------------------------------------------------------------------------
   1.00        3.51      90,537      0.30         3.44         0.44         3.30
   1.00        3.35      26,724      0.45         3.28         0.59         3.14
------------------------------------------------------------------------------------
   1.00        2.56      84,517      0.24         2.62         0.47         2.39
   1.00        2.41      38,970      0.39         2.47         0.62         2.24
------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

Index

  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Portfolio
      xx Money Market Portfolio
      xx Government Portfolio
      xx Tax-Exempt Diversified Portfolio
      xx Tax-Exempt California Portfolio
      xx Tax-Exempt New York Portfolio
  xx Principal Risks of the
     Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation
  xx Shareholder Guide
       xx How to Buy Shares
       xx How to Sell Shares
  xx Dividends
  xx Appendix
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  xx Appendix
     Financial Highlights

Institutional Liquid Assets Prospectus (ILA Cash Management Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone -- Call 1-800-621-2550
 By mail -- Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail -- gs-funds@gs.com
 On the Internet -- Text-only versions of the Funds' documents are located online and may be downloaded from:
   SEC -- http://www.sec.gov
   Goldman Sachs -- http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                     [LOGO OF GOLDMAN SACHS APPEARS HERE]


        The Funds' investment company registration number is 811-5349.

Prospectus
                                                                May  , 1999

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS



                                                       Prime Obligations
                                                        Portfolio
                                                       .ILA Service
                                                        ("Units" or
                                                        "Shares"),
                                                        ILA Class B and
                                                        C ("Units" or
                                                        "Shares")

                                                       Tax-Exempt
                                                        Diversified
                                                        Portfolio
                                                       .ILA Service
          (INSERT ARTWORK)                              ("Units" or
                                                        "Shares")






  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  PORTFOLIOS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.
 -------------------------------------------------------
  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.
 -------------------------------------------------------

                                                       [LOGO OF GOLDMAN
                                                        SACHS APPEARS HERE]

 General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Fund's investment portfolios.

--------------------------------------------------------------------------------

 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

                                                                            1-TT

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar denominated securities that are determined to present minimal credit risk and meet certain other criteria, including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Addi-tional Information (the "Additional Statement").
 .Taxable Fund: Prime Obligations Portfolio
 .Tax-Exempt Fund: Tax-Exempt Diversified Portfolio
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically des-ignated as fundamental are non-fundamental and may be changed without share-holder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securi-ties or securities of other investment companies. In addition, securities sub-ject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversifica-tion requirements as described in the Additional Statement.

2-TT

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Funds:

 The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 The Tax-Exempt Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax.

                                                                            3-TT

 PRINCIPAL INVESTMENT STRATEGIES

 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

 Investment Policies Matrix


                                               Prime           Tax-Exempt
                                            Obligations        Diversified
  Fund                                       Portfolio          Portfolio
 -----------------------------------------------------------------------------
  U.S. Treasury Obligations               .
 -----------------------------------------------------------------------------
  U.S. Government Securities              11
 -----------------------------------------------------------------------------
  Bank Obligations                        .
                                          U.S. banks only
 -----------------------------------------------------------------------------
  Commercial Paper                        .                .
                                                           Tax-exempt only
 -----------------------------------------------------------------------------
  Taxable Municipals                      ./2/
 -----------------------------------------------------------------------------
  Tax-Exempt Municipals                                    .
                                                           At least 80% of net
                                                           assets in tax-
                                                           exempt municipal
                                                           obligations (except
                                                           in extraordinary
                                                           circumstances)/3/
 -----------------------------------------------------------------------------
  Custodial Receipts                      .                .
 -----------------------------------------------------------------------------
  Unrated Securities/4/                   .                .
 -----------------------------------------------------------------------------
  Investment Companies                    .                .
                                          Up to 10% of     Up to 10% of total
                                          total            assets in
                                          assets in other  other investment
                                          investment       companies
                                          companies
 -----------------------------------------------------------------------------
  Short-Term Obligations of Corporations  .
  and Other Entities                      U.S. entities
                                          only
 -----------------------------------------------------------------------------
  Repurchase Agreements                   .
 -----------------------------------------------------------------------------
  Asset-Backed & Receivables-Backed       .
  Securities/1/
 -----------------------------------------------------------------------------
  Private Activity Bonds                  .                (Does not intend to
                                                           invest)/5/
 -----------------------------------------------------------------------------
  Credit Quality/4/                       First Tier/6/    First Tier/6/ or
                                                           Second Tier/7/
 -----------------------------------------------------------------------------
  Summary of Taxation for                 Taxable federal  Tax-exempt federal
  Distributions/8/                        and state/9/     and taxable
                                                           state/10/
 -----------------------------------------------------------------------------
  Miscellaneous                                            May (but does not
                                                           currently intend
                                                           to) invest up to
                                                           20% in securities
                                                           subject to the
                                                           federal alternative
                                                           minimum tax
                                                           ("AMT")and may
                                                           temporarily invest
                                                           in the taxable
                                                           money market
                                                           instruments
                                                           described herein
 -----------------------------------------------------------------------------

4-TT

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
/1/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
/2/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
/3/Ordinarily expect that 100% of the Fund's portfolio securities will be invested in municipal obligations but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
/4/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
/5/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions. No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /6/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /7/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to payment from, an entity with such ratings.
 /8/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /9/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government Securities interest income.
/10/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.
/11/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

                                                                            5-TT

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                            Prime           Tax-Exempt
                         Obligations        Diversified
                          Portfolio          Portfolio
-------------------------------------------------------
Money Market                  .                  .
-------------------------------------------------------
Interest Rate                 .                  .
-------------------------------------------------------
Credit/Default                .                  .
-------------------------------------------------------
Management                    .                  .
-------------------------------------------------------
Liquidity                     .                  .
-------------------------------------------------------
Other                         .                  .
-------------------------------------------------------
Government Securities         --                --
-------------------------------------------------------
Concentration                 --                 .
-------------------------------------------------------
Foreign                       --                 .
-------------------------------------------------------
Tax                           --                 .
-------------------------------------------------------

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

6-TT

                                                   PRINCIPAL RISKS OF THE FUNDS

 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risks that apply to the Tax-Exempt Diversified Portfolio:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a Fund could suffer a loss from investments in municipal instruments which are backed by letters of credit or other forms of credit enhancement issued by a foreign bank. Letters of credit and other obligations of foreign banks may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            7-TT

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of the Funds' Serv-ice Shares from year to year and (b) how the average annual returns of the Funds' Service Shares and the Prime Obligation Fund's Class B and C Shares compare to the returns of a composite of mutual funds with similar invest-ment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indica-tion of how the Fund will perform in the future. The average annual total return reflects the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years) and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). Serv-ice Shares are not subject to any initial sales charge or CDSC. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

                                [CHART APPEARS HERE]

 Best Quarter                      1991    5.67%
 Q1 '91     1.61%                  1992    3.35%
                                   1993    2.56%
 Worst Quarter                     1994    3.66%
 Q2 '93     0.62%                  1995    5.37%
                                   1996    4.80%
                                   1997    4.96%
                                   1998    4.90%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)         4.90%  4.73%       4.62%
 ------------------------------------------------------------------------
  Class B (Inception 5/8/96)
  Including CDSC                           -0.94%    N/A       3.05%
 ------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                            3.23%    N/A       4.31%
 ------------------------------------------------------------------------

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------
                                            [CHART APPEARS HERE]

 Best Quarter                           1991                    3.91%
 Q1 '98     1.03%                       1992                    2.42
                                        1993                    1.84
 Worst Quarter                          1994                    2.30
 Q1 '98     0.42%                       1995                    3.31
                                        1996                    2.84
                                        1997                    2.97
                                        1998                    2.76


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 7/2/90)    2.76%  2.84%       2.94%
 -------------------------------------------------------------------

Fund Fees and Expenses (Service, Class B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service, Class B or Class C Shares of a Fund.


                                                            Prime                     Tax-Exempt
                                                         Obligations                  Diversified
                                                          Portfolio                    Portfolio
                                         ------------------------------------------- -------------
                                         (ILA Service) (ILA Class B+) (ILA Class C+) (ILA Service)
--------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                    None          None           None           None
Maximum Deferred Sales Charge (Load)/1/       None          5.0%/2/        1.0%/3/        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None          None           None           None
Redemption Fees/4/                            None          None           None           None
Exchange Fees/4/                              None          None           None           None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/5/
Management Fees                              0.35%         0.35%          0.35%          0.35%
Class B and C Distribution and Service
 Fees                                         None         1.00%          1.00%           None
ILA Service Fees                             0.40%          None           None          0.40%
Other Expenses/6/                            0.08%         0.08%          0.08%          0.06%
--------------------------------------------------------------------------------------------------
Total Fund Operating Expenses/7/             0.83%         1.43%          1.43%          0.81%
--------------------------------------------------------------------------------------------------

+Investors wishing to purchase shares of the Prime Obligations Portfolio are generally required to purchase ILA Service Shares. ILA Class B and Class C Shares of the Prime Obligations Portfolio will typically be issued only in exchange for Class B or Class C Shares, respectively, of another Goldman Sachs Fund.
/1/The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of redemption or the NAV when the shares were originally purchased.
/2/A CDSC is imposed upon Class B Shares redeemed within six years of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made) at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/3/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase (or initial investment in a Goldman Sachs Fund from which an exchange is made).
/4/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
/5/The Funds' annual operating expenses have been restated to reflect current fees.
/6/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each class plus all other ordinary expenses not detailed above.
/7/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding distribution fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.43% (rounded) of a Fund's average daily net assets. The expense limitation may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service, Class B or Class C Shares of a Fund, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Prime Obligations
ILA Service Shares         $ 85   $265    $460    $1,025
ILA Class B Shares
 - Assuming complete
  redemption at end of
  period                   $646   $752    $982    $1,548
 - Assuming no redemption  $146   $452    $782    $1,548
ILA Class C Shares
 - Assuming complete
  redemption at end of
  period                   $246   $452    $782    $1,713
 - Assuming no redemption  $146   $452    $782    $1,713
---------------------------------------------------------
Tax-Exempt Diversified
ILA Service Shares         $ 83   $259    $450    $1,002
---------------------------------------------------------

*ILA Class B Shares convert to ILA Service Shares eight years after purchase; therefore, ILA Class B expenses in the hypothetical example below assume this conversion.

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers' accounts. You should contact your Service Organization for information regard-ing such charge. Such fees may affect the return such customers realize with respect to their investments.

Certain institutions may receive other compensation in connection with the sale and distribution of shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Additional Statement.

 Service Providers

 INVESTMENT ADVISERS


 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-
 tor for assets in excess of $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, includ-ing repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser, is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.35%                 0.35%
 -------------------------------------------------------------------
  Tax-Exempt Diversified       0.35%                 0.29%
 -------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

 The Investment Adviser has voluntarily agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service, administration and distribution plans for certain share classes, taxes, interest, brokerage

                                                                            1-UU
 and litigation, indemnification and other extraordinary expenses) on an annualized basis to 0.43% of the average daily net assets of the Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis. These reductions or limits may be discontinued or modified only with the express approval of the Trustees.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent ( the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problem and the Investment Adviser will continue to monitor the situation.

2-UU

                                                               SERVICE PROVIDERS

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem. .In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-UU

Taxation

Each Fund intends to quality as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Diversified Portfolio, fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Diversified Portfolio expects gen-erally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the divi-dends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Diversified Portfolio generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Diver-sified Portfolio) or on the value of the shares held by you. More tax informa-tion is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-UU

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 Each Fund offers Service Shares, and the Prime Obligations Portfolio also offers Class B and Class C Shares. You may purchase shares of the Funds on any business day, at their net asset value ("NAV") next determined after receipt of an order in proper form by State Street Bank & Trust Company ("State Street") as agent for Goldman Sachs or certain authorized institu-tions ("Authorized Dealers"). No sales load is charged.

 Service Shares may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. Class B and Class C shares may be purchased through Goldman Sachs or through Authorized Dealers. Class B and Class C Shares will typically be issued only upon an exchange of Class B and Class C Shares of another equity or bond fund of the Goldman Sachs Trust (the "Trust") or to accounts that intend to systematically exchange such shares for Class B or Class C Shares of other Goldman Sachs Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that the instructions apply to Service Shares since, unlike Class B and Class C Shares, they are normally not sub-ject to any contingent deferred sales charge ("CDSC") and have lower fees.

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs, your Service Organization or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

                                                                            1-VV
  or

  Goldman Sachs Funds c/o National Financial Data Services ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds--(Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign banks, cash, money orders, travelers checques or credit card checks, a third-party check.
  - Federal funds wires, Automated Clearing House Network ("ACH") transfers or bank wires should be sent to the Trust c/o The Northern Trust Company ("Northern") as subcustodian for State Street
  - It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 What Is My Minimum Investment In The Funds?

  All Funds                                             Initial     Additional
 -----------------------------------------------------------------------------
  Regular Accounts                                           $5,000    None
 -----------------------------------------------------------------------------
  Systematic Exchange Program (Class B and C Shares
   Only)                                                     $1,000    None
 -----------------------------------------------------------------------------
  Other Share Exchanges                                   $5,000 or
                                                       full account
                                                     share balance,
                                                          whichever
                                                            is less    None
 -----------------------------------------------------------------------------
  Prime Obligations Fund Only
 -----------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE
   IRAs and Education IRAs)                                    $250    $ 50
 -----------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform
   Transfer to Minors Act Accounts                             $250    $ 50
 -----------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200    $ 50
 -----------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50    $ 50
 -----------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50    $ 50
 -----------------------------------------------------------------------------


2-VV

                                                               SHAREHOLDER GUIDE


 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus:


 -----------------------------------------------------------
  Initial Sales Charge  Class B None
                         -----------------------------------
                        Class C None
                         -----------------------------------
                        Service
                        Shares  None
 -----------------------------------------------------------
  CDSC                  Class B 6 Year declining CDSC with a
                                maximum of 5%
                         -----------------------------------
                        Class C 1% if shares are redeemed
                                within 12 months of purchase
                         -----------------------------------
                        Service None unless acquired in an
                        Shares  exchange for shares subject
                                to a CDSC
 -----------------------------------------------------------
  Conversion Feature    Class B Class B Shares convert to
                                ILA Service Units after 8
                                years
                         -----------------------------------
                        Class C None
                         -----------------------------------
                        Service
                        Shares  None
 -----------------------------------------------------------

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Prime Obligation Portfolio:
 --------------------------------------------------------------------------
   .By 3:00 p.m. New York time                            Same business day
 --------------------------------------------------------------------------
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Diversified Portfolio:
 --------------------------------------------------------------------------
   .By 1:00 p.m. New York time                            Same business day
 --------------------------------------------------------------------------
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject any purchase order for any reason.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Investment Adviser.

                                                                            3-VV

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (usu-ally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston, or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 A COMMON QUESTION REGARDING THE PURCHASE OF SERVICE SHARES


 What Is The Offering Price Of Service Shares?
 You may purchase Service Shares of the Funds at the next determined NAV without an initial sales charge. Service Shares are not subject to any ini-tial or contingent deferred sales charge or fee for distribution services.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

4-VV

                                                               SHAREHOLDER GUIDE


 The CDSC schedule is as follows:

                                                                  CDSC as a
                                                                Percentage of
        Year Since                                              Dollar Amount
         Purchase                                              Subject to CDSC
 -----------------------------------------------------------------------------
  First                                                               5%
  Second                                                              4%
  Third                                                               3%
  Fourth                                                              3%
  Fifth                                                               2%
  Sixth                                                               1%
  Seventh and thereafter                                            None
 -----------------------------------------------------------------------------

 No CDSC is imposed upon exchanges of Class B Shares between the Prime Obli-gation Portfolio and another Goldman Sachs Fund. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of the Prime Obligations Portfolio will automatically convert into Service Shares of that Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Service Shares of the Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Service Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Service Shares will not occur at any time the Prime Obligations Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Service Shares for an indeterminate period.

                                                                            5-VV

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF SERVICE, CLASS B AND CLASS C SHARES


 What Else Do I Need To Know About The CDSC On Class B Or C Shares?
 .No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.8
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Service, Class B Or C Shares Be Waived Or Reduced?
 The CDSC on Service, Class B or Class C Shares that are subject to a CDSC (i.e., because the Service Shares were acquired in an exchange transaction for shares of a Goldman Sachs Fund that were subject to a CDSC) may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;

6-VV

                                                               SHAREHOLDER GUIDE

 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Service, Class B and Class C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis to 10% of the value of your Service Shares and 12% each of the value of your Class B and C Shares.

 What Other Attributes of Service, Class B Or Class C Shares Should I Know
 About?
 .Service Shares. Service Shares are normally not subject to any initial sales charge or CDSC. However, Service Shares are subject to a service fee at the annual rate of 0.40% of a Fund's average daily net assets attribut-able to Service Shares.
 .Class B Shares. Class B Shares are subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge on non-money market fund share purchases, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution fee of up to 0.75% and service fee of up to 0.25% paid by Class B Shares will cause your Class B Shares (until conversion to Service Shares) to have a higher expense ratio, and thus lower performance and div-idend payments, than Service Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. Class C Shares are also subject to a CDSC but not an ini-tial sales charge. By not paying a front-end sales charge on non-money mar-ket fund share purchases, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution fee of 0.75% and service fee of 0.25% paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares (or Class B Shares after conversion to Service Shares).

                                                                            7-VV

  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will, therefore, pay higher distribution fees indefinite-ly.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Service, Class B or Class C Shares.

 HOW TO SELL SHARES


 How Can I Sell Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record).

 If your shares are held in a "street name" or omnibus account, you should contact your Authorized Dealer to make a redemption. Otherwise, redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 ---------------------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .Your name(s) and signature(s)
                       .Your account number
                       .The Fund name and Class of Shares
                       .The dollar amount you want to sell
                       .How and where to send the proceeds
                       .Obtain a signature guarantee (see details below)
                       .Mail your request to:
                        Goldman Sachs Funds
                        c/o NFDS
                        P.O. Box 49711
                        Kansas City, MO 64141-6711
 ---------------------------------------------------------------------------------
  By Telephone:        If you have not declined the telephone redemption
                       privileges on your Account Application:
                       .1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
                       .You may redeem up to $50,000 of your shares
                        within any 7 calendar day period
                       .Proceeds which are sent directly to a Goldman Sachs
                        brokerage account are not subject to the $50,000 limit
 ---------------------------------------------------------------------------------

8-VV

                                                               SHAREHOLDER GUIDE


 You may also take advantage of the check redemption privilege described below.

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption requests from any person identify-ing himself or herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this serv-ice. Thus, you risk possible losses if a telephone redemption is not autho-rized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated on your Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced

                                                                            9-VV
  by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired Or Mailed?
 Redemption proceeds will normally be wired or mailed to the recordholder of shares as follows:


  Redemption Request
  Received                         Redemption Proceeds            Dividends
 -------------------------------------------------------------------------------
  Prime Obligations Fund:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York     .Wired same business day       Not earned on day
    time
                              .Checks sent next business day request is received
 -------------------------------------------------------------------------------
   .After 3:00 p.m. New York  .Wired next business day       Earned on day
    time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------
  Tax-Exempt Diversified
   Fund:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York    .Wired same business day       Not earned on day
    time
                              .Check sent next business      request is received
                               day
 -------------------------------------------------------------------------------
   .After 12:00 p.m. New      .Wired next business day       Earned on day
    York time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------

  .Although redemption proceeds will normally be wired or mailed as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
  .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
  .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

10-VV

                                                               SHAREHOLDER GUIDE

  .If the redeemed shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Should I Know About The Check Redemption Privilege (Service Shares
 Only)?
 You may elect to have a special account with State Street for the purpose of redeeming shares from your account by check. The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
  .The payee of the check may cash or deposit it just like any other check drawn on a bank.
  .When the check is presented to State Street for payment, a sufficient number of full or fractional shares will be redeemed to cover the amount of the check.
  .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the shares that are to be redeemed until the check is actually proc-essed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Service Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .Goldman Sachs Funds reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:

 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem the shares of any account whose balance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

                                                                           11-VV

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction cost upon the disposition of those securities.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Service Shares of each Fund and Class B and C Shares of the Prime Obligations Portfolio for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at a time upon 60 days written notice.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
                    or for overnight delivery--
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg.
                    1st Floor
                    Kansas City, MO 64105
                    or your Authorized Dealer
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.

12-VV

                                                               SHAREHOLDER GUIDE

 .There is no charge for exchanges made pursuant to the Automatic Exchange
  Program.
 .Exchanges of Class B and Class C Shares will be made at NAV and will be subject to the CDSC of the original shares held. For purposes of determin-ing the amount of any applicable CDSC, the length of time a shareholder has owned the shares acquired will be measured from the date the shareholder acquired the original shares subject to a CDSC, and will not be affected by any subsequent exchange.
 .Goldman Sachs and NFDS may use reasonable procedures described under "What
  Do I Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Exchanges of Service Shares from each Fund will be made into the relevant
  Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV. Service Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. The minimum ini-tial exchange is $5,000 or the full account share balance, whichever is less.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
 .If your shares are held in a "street name" or omnibus account, you should contact your Authorized Dealer to make an exchange.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                                           13-VV

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application. A minimum invest-ment of $50 is required for Automatic Investment Plans.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Sales subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 Do I Have Any Reinvestment Privileges With Respect to Class B or C Shares? You may redeem Class B or Class C shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and must reinvest the share proceeds within 90 days after you redeem. You may rein-vest as follows:
 .If you redeem Class B Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Service Shares of Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio or Class A Shares of any Goldman Sachs Fund at NAV. The amount of the CDSC paid upon redemption will not be credited to your account.
 .If you redeem Class C Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Prime Obligations Portfolio or Class C Shares of any other Goldman Sachs Fund.

14-VV

                                                               SHAREHOLDER GUIDE

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you redeem Class C Shares, pay a CDSC upon redemption and reinvest in Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the rein-vested shares will continue to be subject to a CDSC. In this case, the holding period of the Class C Shares acquired through reinvestment for pur-poses of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
 .The reinvestment privilege may be exercised once annually by a shareholder upon written request, except that this time limit does not apply to trans-actions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.
 .A reinvesting shareholder may be subject to tax as a result of a redemp-tion. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class B or Class C Shares because of the imposition of a CDSC on your redemptions of Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class B or Class C Shares redeemed under the system-atic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding Investments in Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge

                                                                           15-VV
 additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, may designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form by or on behalf of a customer when the order is accepted by the Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary directly to learn whether they are authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers Service Organization and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affili-ates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses.

 In addition to Service, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different

16-VV

                                                               SHAREHOLDER GUIDE

 fees and expenses (which affect performance), have different minimum invest-ment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales repre-sentative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Service, Class B and Class C Shares?
 The Trust has adopted plans (each a "Plan") under which Service, Class B and Class C Shares bear service fees and (in the case of Class B and Class C Shares) distribution fees paid to Service Organizations and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plan for Service Shares, Service Organizations agree to provide services in connection with their customers' investments in Service Shares, such as:
  .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account record for customers
  .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 For their services, Service Organizations are entitled to receive payments from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

 Under the Plans for Class B and Class C Shares, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributed to Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;

                                                                           17-VV

 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

 Under the Plans for Class B and Class C Shares, Goldman Sachs is also enti-tled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and fur-nishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.


 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% service fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

18-VV

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. Shareholders of record may choose to have dividends paid in:

 .Cash

 .Additional shares of the same class of the same Fund

 Reinvestment in additional shares will not be subject to a CDSC. Service Organizations or shareholders may indicate their election on the Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization or shareholder does not indicate any choice, dividends and distributions will be reinvested automatically in the applica-ble Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities, and Related Custodial Receipts. U.S. Treasury obligations are securities issued by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-ZZ

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Each Fund may also acquire U.S. Government securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued by the U.S. Gov-ernment, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commer-cial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. A Fund may invest in U.S. bank obliga-tions when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities result-ing from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automo-bile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.


 Repurchase Agreements. Each Fund may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with pri-mary dealers. Repurchase agreements involve the purchase of securities sub-ject to the

2-ZZ

                                                                      Appendix A

 seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered invest-ment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

                                                                            3-ZZ

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. The Funds may invest in industrial development bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels),

4-ZZ

                                                                      Appendix A

 steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political devel-opment affecting the particular state, industry or other area of concentra-tion.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. For-eign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evi-dence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand fea ture that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may

                                                                            5-ZZ
 be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participa-tion, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days

6-ZZ

                                                                      Appendix A

 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33- 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

 Special Risk Policies Applicable to the Tax-Exempt Diversified Fund:

 Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Fund will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

 The Tax-Exempt Diversified Fund may temporarily invest in taxable money mar-ket instruments when the Investment Adviser believes that the market condi-tions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Fund.

                                                                            7-ZZ

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                      Net asset
                                      value at     Net     Distributions
                                      beginning investment   to unit/
                                      of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                        $1.00     $0.05       $(0.05)
1998 - ILA Administration units          1.00      0.05        (0.05)
1998 - ILA Service units                 1.00      0.05        (0.05)
1998 - ILA B units                       1.00      0.04        (0.04)
1998 - ILA C units                       1.00      0.04        (0.04)
1998 - Cash Management shares
 (commenced May 1)                       1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                         1.00      0.05        (0.05)
1997 - ILA Administration units          1.00      0.05        (0.05)
1997 - ILA Service units                 1.00      0.05        (0.05)
1997 - ILA B units                       1.00      0.04        (0.04)
1997 - ILA C units (commenced August
 15)                                     1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                         1.00      0.05        (0.05)
1996 - ILA Administration units          1.00      0.05        (0.05)
1996 - ILA Service units                 1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                         1.00      0.06        (0.06)
1995 - ILA Administration units          1.00      0.06        (0.06)
1995 - ILA Service units                 1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                         1.00      0.04        (0.04)
1994 - ILA Administration units          1.00      0.04        (0.04)
1994 - ILA Service units                 1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                 Ratios assuming no waiver
                                                                  of fees and no expense
                                                                        limitations
                                                                 -------------------------
                               Net                  Ratio of net              Ratio of net
  Net asset                 assets at  Ratio of net  investment  Ratio of net  investment
  value at                    end of   expenses to   income to   expenses to   income to
     end                      period   average net  average net  average net  average net
  of period   Total returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------------
    $1.00         5.32%      $837,185      0.43%        5.19%        0.43%        5.19%
     1.00         5.16         38,836      0.58         5.05         0.58         5.05
     1.00         4.90        119,309      0.83         4.79         0.83         4.79
     1.00         4.27         14,412      1.43         4.07         1.43         4.07
     1.00         4.27          6,814      1.43         4.13         1.43         4.13
     1.00         4.69c             2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------------
     1.00         5.38        866,445      0.42         5.24         0.43         5.23
     1.00         5.22         28,110      0.57         5.11         0.58         5.10
     1.00         4.96         78,316      0.82         4.85         0.83         4.84
     1.00         4.33          1,574      1.42         4.33         1.43         4.32
     1.00         4.41c         1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------------
     1.00         5.22      1,154,787      0.41         5.11         0.43         5.09
     1.00         5.06         23,738      0.56         4.97         0.58         4.95
     1.00         4.80         84,707      0.81         4.74         0.83         4.72
     1.00         3.97c           346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------------
     1.00         5.79      1,261,251      0.41         5.66         0.43         5.64
     1.00         5.63         63,018      0.56         5.51         0.58         5.49
     1.00         5.37        227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------------
     1.00         4.07      1,963,846      0.40         3.94         0.42         3.92
     1.00         3.91        149,234      0.55         3.79         0.57         3.77
     1.00         3.66        170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
     1.00      3.02       26,509     0.50         2.98         0.56         2.92
     1.00      2.76       37,850     0.75         2.72         0.81         2.66
     1.00      2.61c           2     0.85c        2.66c        1.41c        2.10c
------------------------------------------------------------------------------------
     1.00      3.39    1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23       27,967     0.47         3.16         0.56         3.07
     1.00      2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
     1.00      3.25    1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09       59,097     0.46         3.06         0.56         2.96
     1.00      2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
     1.00      3.72    1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57       48,773     0.46         3.51         0.57         3.40
     1.00      3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------
     1.00      2.71    1,434,965     0.30         2.64         0.41         2.53
     1.00      2.55       97,778     0.45         2.50         0.56         2.39
     1.00      2.30       36,492     0.70         2.20         0.81         2.09
------------------------------------------------------------------------------------

Index

  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
     xx  Prime Obligations Portfolio
     xx  Tax-Exempt Diversified Portfolio
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation
  xx Shareholder Guide
      xx How to Buy Shares
      xx How to Sell Shares
  xx Dividends
 A-1 Appendix Additional Information on
     Portfolio Risks, Securities and
     Techniques
 B-1 Appendix Financial Highlights

Institutional Liquid Assets Prospectus
(ILA Service Units ILA Class B and C Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone -- Call 1-800-621-2550
 By mail -- Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail -- gs-funds@gs.com
 On the Internet -- Text-only versions of the Funds' documents are located online and may be downloaded from:
     SEC -- http://www.sec.gov
     Goldman Sachs -- http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

[GOLDMAN SACHS LOGO APPEARS HERE]

         The Funds' investment company registration number is 811-5349.

Prospectus                                              FST SHARES

                                                        May   , 1999

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS


                                    .Prime Obligations Fund

                                    .Money Market Fund

                                    .Premium Money Market Fund

                                    .Treasury Obligations Fund

                                    .Treasury Instruments Fund

       (INSERT ARTWORK)             .Government Fund

                                    .Federal Fund

                                    .Tax-Free Money Market Fund

                                    .Municipal Money Market Fund


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.
 ----------------------------------------------
  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.
  ----------------------------------------------


                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Funds' investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

                                                                            1-CC

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.


 . The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including, conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  . Taxable Funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds.
  .   Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
  .   Tax-Exempt Funds: Tax-Free Money Market and Municipal Money Market
      Funds.
 . The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their cus-tomers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chart-ered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

2-CC

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .  NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .  Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
   mined pursuant to Rule 2a-7) at the time of purchase.
 .  Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
   (as required by Rule 2a-7).
 . Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 . Diversification. Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government securities or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.
                                                                            3-CC

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 In order to obtain a rating from a rating organization, the Premium Money Market Fund will observe special investment restrictions.

 The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury obligations and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentali-ties, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax preference under the federal alternative minimum tax. With respect to the Municipal Money Market Fund, such interest may not necessar-ily be exempt from the federal alternative minimum tax.

4-CC

                      [This page intentionally left blank]



                                                                            5-CC

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.


 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations       ./4/          .               .                          .
                                                        U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market            ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market    ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations    ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments    ./3/
 --------------------------------------------------------------------------------------------------
  Government              ./4/          .
 --------------------------------------------------------------------------------------------------
  Federal                 ./4/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                            .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                           .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                                            7-CC


                            Taxable             Tax-Exempt            Custodial    Unrated
   Fund                    Municipals           Municipals            Receipts  Securities/7/ Investment Companies
 -----------------------------------------------------------------------------------------------------------------
   Prime Obligations          ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Money Market               ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Premium Money Market       ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Treasury Obligations
 -----------------------------------------------------------------------------------------------------------------
   Treasury Instruments


 -----------------------------------------------------------------------------------------------------------------
   Government                                                                                 .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Federal                                                                                    .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Tax-Free Money Market              .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------
   Municipal Money Market             .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/7/          Distributions/13/                      Miscellaneous
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and
                                    generally exempt from
                                    state taxation
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
-------------------------------------------------------------------------------------------------------------
 (Does not          First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 intend to          Second Tier/11/ and taxable state/14/         invest up to 20% in securities subject to
 invest)/6/,/7/                                                   the federal alternative minimum tax ("AMT")
                                                                  and may temporarily invest in the taxable
                                                                  money market instruments described herein
-------------------------------------------------------------------------------------------------------------
 (May invest up     First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 to 100% of its     Second Tier/11/ and taxable state/14/         invest up to 100% in AMT securities
 total assets in                                                  and may temporarily invest in the taxable
 private activity                                                 money market instruments described herein
 bonds)/7/
-------------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-CC

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                            Premium
                          Prime     Money    Money    Treasury
                       Obligations  Market   Market  Obligations
                          Fund       Fund     Fund      Fund
----------------------------------------------------------------
Money Market                .         .        .          .
----------------------------------------------------------------
Interest Rate               .         .        .          .
----------------------------------------------------------------
Credit/Default              .         .        .          .
----------------------------------------------------------------
Management                  .         .        .          .
----------------------------------------------------------------
Liquidity                   .         .        .          .
----------------------------------------------------------------
Other                       .         .        .          .
----------------------------------------------------------------
Government Securities      --         --       --        --
----------------------------------------------------------------
Concentration              --         .        .         --
----------------------------------------------------------------
Foreign                    --         .        .         --
----------------------------------------------------------------
Tax                        --         --       --        --
----------------------------------------------------------------

10-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       Tax-Free Municipal
   Treasury                              Money    Money
  Instruments       Government Federal  Market    Market
     Fund              Fund      Fund    Fund      Fund
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          --             .        .       --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------
          --            --        --      --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------

                                                                           11-CC

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Funds:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Premium Money Market, Tax-Free Money Market and Municipal Money Market Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Free Money Market and Municipal Money Market Funds, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

12-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market and Premium Money Market Funds:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Free Money Market and Municipal Money Market
Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-CC

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's FST Shares from year to year; and (b) how the average annual returns of a Fund's FST Shares compare to the returns of a composite of mutual funds with simi-lar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q1 '91     1.78%

 Worst Quarter:
 Q2 '93     0.78%

[CHART APPEARS HERE]

1991     6.26%
1992     3.88%
1993     3.18%
1994     4.28%
1995     6.02%
1996     5.41%
1997     5.60%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 3/8/90)   5.55%   5.37%       5.31%
 ---------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q4 '98     1.30%

[CHART APPEARS HERE]

1995     6.07%
1996     5.45%
1997     5.63%
1998     5.55%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 3 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 5/18/94)  5.55%   5.55%       5.57%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q3 '98     1.39%

 Worst Quarter:
 Q4 '98     1.30%

[CHART APPEARS HERE]

1998   5.55%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 8/1/97)   5.55%       5.60%
 -------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q1 '91     1.65%

 Worst Quarter:
 Q2 '93     0.76%

[CHART APPEARS HERE]

1991   6.08%
1992   3.80%
1993   3.12%
1994   4.13%
1995   5.96%
1996   5.35%
1997   5.50%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/25/90)  5.40%   5.27%       5.17%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '98     1.28%

 Worst Quarter:
 Q4 '98     1.13%

[CHART APPEARS HERE]

1998   5.05%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 3/03/97)  5.05%       5.14%
 -------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q1 '94     0.79%

[CHART APPEARS HERE]

1994   4.26%
1995   6.00%
1996   5.38%
1997   5.54%
1998   5.46%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/6/93)   5.46%   5.33%       5.04%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q3 '98     1.36%

 Worst Quarter:
 Q4 '98     1.27%

[CHART APPEARS HERE]

1998   5.41%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 2/28/97)  5.41%       5.46%
 -------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     1.02%

 Worst Quarter:
 Q4 '98     0.78%

[CHART APPEARS HERE]

1995   3.89%
1996   3.39%
1997   3.54%
1998   3.34%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 3 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 7/19/94)  3.34%   3.42%       3.53%
 ---------------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (FST Shares)

This table describes the fees and expenses that you would pay if you buy and hold FST Shares of a Fund.

                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                   0.205%    0.205% 0.205%
Other Expenses/3/                                    0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                       0.240%    0.230% 0.290%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Distribution and Service Fees                          None     None    None
  Other Expenses/3/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.18%    0.18%   0.18%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



   TREASURY                          TREASURY
  OBLIGATIONS                       INSTRUMENTS                                         GOVERNMENT
     FUND                              FUND                                                FUND
--------------------------------------------------------------------------------------------------

      None                              None                                                None
      None                              None                                                None

      None                              None                                                None
      None                              None                                                None
      None                              None                                                None

    0.205%                            0.205%                                              0.205%
    0.025%                            0.085%                                              0.025%
--------------------------------------------------------------------------------------------------
    0.230%                            0.240%                                              0.230%
--------------------------------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                      TREASURY    TREASURY
                                                     OBLIGATIONS INSTRUMENTS GOVERNMENT
                                                        FUND        FUND        FUND
 --------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%       0.17%      0.17%
  Distribution and Service Fees                          None        None       None
  Other Expenses/3/                                     0.01%       0.01%      0.01%
 --------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.18%       0.18%      0.18%
 --------------------------------------------------------------------------------------

                                                           TAX-FREE MUNICIPAL
                                                            MONEY     MONEY
                                                   FEDERAL  MARKET   MARKET
                                                    FUND     FUND     FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     None     None     None
Maximum Deferred Sales Charge (Load)                 None     None     None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None     None     None
Redemption Fees                                      None     None     None
Exchange Fees                                        None     None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                 0.205%   0.205%   0.205%
Other Expenses/3/                                  0.035%   0.025%   0.285%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                     0.240%   0.230%   0.490%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                             TAX-FREE MUNICIPAL
                                                              MONEY     MONEY
                                                     FEDERAL  MARKET   MARKET
                                                      FUND     FUND     FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                  0.17%   0.17%     0.17%
  Distribution and Service Fees                        None    None      None
  Other Expenses/3/                                   0.01%   0.01%     0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                   0.18%   0.18%     0.18%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the Municipal Money Market Fund, which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035%. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVEST-MENT ADVISER.
/3/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in FST Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $25     $77    $135     $306
-------------------------------------------------------
MONEY MARKET             $24     $74    $130     $293
-------------------------------------------------------
PREMIUM MONEY MARKET     $30     $93    $163     $368
-------------------------------------------------------
TREASURY OBLIGATIONS     $24     $74    $130     $293
-------------------------------------------------------
TREASURY INSTRUMENTS     $30     $93    $163     $368
-------------------------------------------------------
GOVERNMENT               $24     $74    $130     $293
-------------------------------------------------------
FEDERAL                  $25     $77    $135     $306
-------------------------------------------------------
TAX-FREE MONEY MARKET    $24     $74    $130     $293
-------------------------------------------------------
MUNICIPAL MONEY MARKET   N/A     N/A     N/A      N/A
-------------------------------------------------------

Institutions that invest in FST Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain institutions that invest in FST Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of FST Shares of the Funds or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-tor for assets in excess of $ billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.205%                0.17%
 -------------------------------------------------------------------
  Money Market                 0.205%                0.17%
 -------------------------------------------------------------------
  Premium Money Market         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Obligations         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Instruments         0.205%                0.17%
 -------------------------------------------------------------------
  Government                   0.205%                0.17%
 -------------------------------------------------------------------
  Federal                      0.205%                0.17%
 -------------------------------------------------------------------
  Tax-Free Money Market        0.205%                0.17%
 -------------------------------------------------------------------
  Municipal Money Market       0.205%                N/A*
 -------------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

                                                                            1-DD

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 The Investment Adviser has voluntarily agreed not to impose a portion of its management fee and/or to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service and administration plans for certain share classes, taxes, interest, brokerage and litigation, indemnifi-cation and other extraordinary expenses). GSAM may discontinue or modify any such reductions or limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

2-DD

                                                               SERVICE PROVIDERS


 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-DD

Taxation


Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-DD

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Shares.

 HOW TO BUY SHARES

 How Can I Purchase Shares Of The Funds?
 You may purchase Shares of the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order. Shares begin earn-ing dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by tele-phone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

                                                                            1-EE

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and
  federal funds are received:       Dividends begin:
 ----------------------------------------------------
  Taxable and Tax-Advantaged Funds
  (except Government, Treasury Obligations and
   Premium Money Market Funds):
   .By 3:00 p.m. New York time      Same business day
   .After 3:00 p.m. New York time   Next business day
 ----------------------------------------------------
  Government, Treasury Obligations and Premium
   Money Market Funds:
   .By 5:00 p.m. New York time      Same business day
   .After 5:00 p.m. New York time   Next business day
 ----------------------------------------------------
  Municipal Money Market Fund:
   .By 1:00 p.m. New York time      Same business day
   .After 1:00 p.m. New York time   Next business day
 ----------------------------------------------------
  Tax-Free Money Market Fund:
   .By 2:00 p.m. New York time      Same business day
   .After 2:00 p.m. New York time   Next business day
 ----------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?

 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 . Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

2-EE

                                                               SHAREHOLDER GUIDE


 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' FST Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses.

 In addition to FST Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than FST Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------------
  Minimum initial investment      $10 million
                                  (may be allocated among
                                  the Funds)
 --------------------------------------------------------
  Minimum account balance         $10 million
 --------------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.
  The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

                                                                            3-EE

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange FST Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:



            (Value of Assets of the Class) - (Liabilities of the Class)
     NAV = ----------------------------------------------------------------
                     Number of Outstanding Shares of the Class


                Fund                               NAV Calculated
 ------------------------------------------------------------------------------
  Prime Obligations, Money Market,   As of the close of regular trading of the
   Federal, Tax-Free Money Market,   New York Stock Exchange (usually 4:00 p.m.
   Treasury Instruments and          New York time) on each business day
   Municipal Money Market Funds
 ------------------------------------------------------------------------------
  Premium Money Market, Treasury     As of 5:00 p.m. New York time on
   Obligations and Government Funds  each business day
 ------------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street each business day. Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its FST Shares upon request on any business day at their NAV next determined after receipt of

4-EE

                                                               SHAREHOLDER GUIDE

 such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have not declined telephone redemption
                   privileges on your Account Application
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?" A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

 When Do I Need A Signature Guarantee To Redeem Shares?
 Your redemption request must include a signature guarantee if any of the following situations apply:
 .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

                                                                            5-EE

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable proce-dures are not employed, the Trust may be liable for any loss due to unautho-rized or fraudulent transactions. The following general policies are cur-rently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

6-EE

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

  Redemption Request Received           Redemption Proceeds     Dividends
 -----------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds
  (except Government, Treasury Obligations and
   Premium Money Market Funds):
 -----------------------------------------------------------------------------
   .By 3:00 p.m. New York time             Wired same business  Not earned on
                                           day                  day request is
                                                                received
 -----------------------------------------------------------------------------
   .After 3:00 p.m. New York time          Wired next business  Earned on day
                                           day                  request is
                                                                received
 -----------------------------------------------------------------------------
  Government, Treasury Obligations and
   Premium Money Market Funds:
 -----------------------------------------------------------------------------
   .By 5:00 p.m. New York time             Wired same business  Not earned on
                                           day                  day request is
                                                                received
 -----------------------------------------------------------------------------
   .After 5:00 p.m. New York time          Wired next business  Earned on day
                                           day                  request is
                                                                received
 -----------------------------------------------------------------------------
  Municipal Money Market Fund:
 -----------------------------------------------------------------------------
   .By 12:00 p.m. New York time            Wired same business  Not earned on
                                           day                  day request is
                                                                received
 -----------------------------------------------------------------------------
   .After 12:00 p.m. New York time         Wired next business  Earned on day
                                           day                  request is
                                                                received
 -----------------------------------------------------------------------------
  Tax-Free Money Market Fund:
 -----------------------------------------------------------------------------
   .By 1:00 p.m. New York time             Wired same business  Not earned on
                                           day                  day request is
                                                                received
 -----------------------------------------------------------------------------
   .After 1:00 p.m. New York time          Wired next business  Earned on day
                                           day                  request is
                                                                received
 -----------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

                                                                            7-EE

 .Neither the Trust, Goldman Sachs nor any other institution assume any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 .If the redeemed shares were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption request:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below the minimum as a result of earlier redemptions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange FST Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Name of Fund and Class of Shares,
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------


8-EE

                                                               SHAREHOLDER GUIDE


 .You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
  .Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
  .Goldman Sachs may use reasonable procedures described under "What Do I
   Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with an individual monthly statement. Upon request, you will be provided with a printed confirmation for each transaction in your account. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to recordholders.

                                                                            9-EE

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

                          DIVIDEND DECLARATION TIME
  FUND                         (NEW YORK TIME)
 --------------------------------------------------
  PRIME OBLIGATIONS               4:00 p.m.
 --------------------------------------------------
  MONEY MARKET                    4:00 p.m.
 --------------------------------------------------
  PREMIUM MONEY MARKET            5:00 p.m.
 --------------------------------------------------
  TREASURY OBLIGATIONS            5:00 p.m.
 --------------------------------------------------
  TREASURY INSTRUMENTS            4:00 p.m.
 --------------------------------------------------
  GOVERNMENT                      5:00 p.m.
 --------------------------------------------------
  FEDERAL                         4:00 p.m.
 --------------------------------------------------
  TAX-FREE MONEY MARKET           4:00 p.m.
 --------------------------------------------------
  MUNICIPAL MONEY MARKET          4:00 p.m.
 --------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and

December may be distributed during the subsequent calendar year. Although real-ized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Preferred Shares                       1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Years Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      Appendix B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.06        (0.06)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST Shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced July 14)     1.00      0.02        (0.02)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced May 18)              1.00      0.03        (0.03)
1994-FST Administration shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------
   1.00      4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00      4.65c      66,560     0.36c        4.82c       0.50c        4.68c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred Shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Year Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00      5.29      285,240     0.28         5.20        0.33         5.15
   1.00      5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00      4.87      501,619     0.68         4.69        0.73         4.64
---------------------------------------------------------------------------------
   1.00      5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00      5.40      245,355     0.28         5.32        0.33         5.27
   1.00      5.24      738,865     0.43         5.12        0.48         5.07
   1.00      4.98      312,991     0.68         4.87        0.73         4.82
---------------------------------------------------------------------------------
   1.00      5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00      5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00      5.09      536,895     0.43         4.97        0.49         4.91
   1.00      4.83      220,560     0.68         4.72        0.74         4.66
---------------------------------------------------------------------------------
   1.00      5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00      5.69      283,186     0.43         5.47        0.48         5.42
   1.00      5.43      139,117     0.68         5.21        0.73         5.16
---------------------------------------------------------------------------------
   1.00      4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00      3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00      3.71c      81,162     0.68c        3.82c       0.75c        3.75c
---------------------------------------------------------------------------------
   1.00      3.11      812,420     0.17         3.01        0.24         2.94
   1.00      2.85       24,485     0.42         2.76        0.49         2.69
   1.00      2.60       35,656     0.67         2.51        0.74         2.44
---------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced March 3)             1.00      0.04        (0.04)
1997-FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997-FST Service shares (commenced March 5)     1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced May 16)      1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended January 31,
1993-FST shares (commenced April 6)             1.00      0.03        (0.03)
1993-FST Administration shares (com-
 menced September 1)                            1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                           Net asset
                                           value at     Net     Distributions
                                           beginning investment      to
                                           of period  incomea   shareholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                              $1.00     $0.05       $(0.05)
1998-FST Preferred shares                     1.00      0.05        (0.05)
1998-FST Administration shares                1.00      0.05        (0.05)
1998-FST Service shares                       1.00      0.05        (0.05)
-----------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced February 28)       1.00      0.05        (0.05)
1997-FST Preferred shares (commenced May
 30)                                          1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                     1.00      0.04        (0.04)
1997-FST Service shares (commenced March
 25)                                          1.00      0.04        (0.04)
-----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                            Net asset
                            value at     Net     Distributions
                            beginning investment      to
                            of period  incomea   shareholders
--------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares               $1.00     $0.03       $(0.03)
1998-FST Preferred shares      1.00      0.03        (0.03)
1998-FST Administration
 shares                        1.00      0.03        (0.03)
1998-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1997-FST shares                1.00      0.04        (0.04)
1997-FST Preferred shares      1.00      0.03        (0.03)
1997-FST Administration
 shares                        1.00      0.03        (0.03)
1997-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1996-FST shares                1.00      0.03        (0.03)
1996-FST Preferred shares
 (commenced May 1)             1.00      0.02        (0.02)
1996-FST Administration
 shares                        1.00      0.03        (0.03)
1996-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1995-FST shares                1.00      0.04        (0.04)
1995-FST Administration
 shares                        1.00      0.04        (0.04)
1995-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced
 July 19)                      1.00      0.02        (0.02)
1994-FST Administration
 shares (commenced August
 1)                            1.00      0.01        (0.01)
1994-FST Service shares
 (commenced September 23)      1.00      0.01        (0.01)
--------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

   1    General Investment and Management           Shareholder's Guide
        Approach
                                                        How to Buy Shares
   2    Fund Performance
                                                        How to Sell Shares
   3     Prime Obligations Fund
                                                      Dividends
   4     Money Market Fund
                                                A-1 Appendix
   5     Premium Money Market Fund                  Additional Information
                                                    on Portfolio Risks,
   6     Treasury Obligations Fund                  Securities and
                                                    Techniques
   7     Treasury Instruments Fund
                                                B-1 Appendix
   8     Government Fund                            Financial Highlights

   9     Federal Fund

  10     Tax-Free Money Market Fund
         Municipal Money Market Fund
         Principal Risks of the Funds

  12     Funds Fees and Expenses

         Service Providers

         Taxation

Financial Square Funds
Prospectus (FST Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone--Call 1-800-621-2550
 By mail--Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail--gs-funds@gs.com
 On the Internet--Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC--http://www.sec.gov
    Goldman Sachs--http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                     [LOGO]

         The Funds' investment company registration number is 811-5349.

               Prospectus                               FST
                                                        ADMINISTRATION
                                                        SHARES

                                                        May  , 1999


  GOLDMAN SACHS FINANCIAL SQUARE FUNDS


                                                  .Prime Obligations Fund

                                                  .Money Market Fund

                                                  .Premium Money Market Fund

                                                  .Treasury Obligations Fund

                                                  .Treasury Instruments Fund

                                                  .Government Fund

                                                  .Federal Fund
               (INSERT ARTWORK)
                                                  .Tax-Free Money Market Fund

                                                  .Municipal Money Market Fund


                                                       [LOGO OF GOLDMAN SACHS
                                                         APPEARS HERE]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Funds' investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

                                                                            1-CC

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.


 . The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including, conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  . Taxable Funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds.
  .   Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
  .   Tax-Exempt Funds: Tax-Free Money Market and Municipal Money Market
      Funds.
 . The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their cus-tomers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chart-ered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

2-CC

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .  NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .  Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
   mined pursuant to Rule 2a-7) at the time of purchase.
 .  Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
   (as required by Rule 2a-7).
 . Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 . Diversification. Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government securities or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.
                                                                            3-CC

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 In order to obtain a rating from a rating organization, the Premium Money Market Fund will observe special investment restrictions.

 The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury obligations and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentali-ties, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax preference under the federal alternative minimum tax. With respect to the Municipal Money Market Fund, such interest may not necessar-ily be exempt from the federal alternative minimum tax.

4-CC

                      [This page intentionally left blank]



                                                                            5-CC

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.


 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations       ./4/          .               .                          .
                                                        U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market            ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market    ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations    ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments    ./3/
 --------------------------------------------------------------------------------------------------
  Government              ./4/          .
 --------------------------------------------------------------------------------------------------
  Federal                 ./4/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                            .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                           .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                                            7-CC


                            Taxable             Tax-Exempt            Custodial    Unrated
   Fund                    Municipals           Municipals            Receipts  Securities/7/ Investment Companies
 -----------------------------------------------------------------------------------------------------------------
   Prime Obligations          ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Money Market               ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Premium Money Market       ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Treasury Obligations
 -----------------------------------------------------------------------------------------------------------------
   Treasury Instruments


 -----------------------------------------------------------------------------------------------------------------
   Government                                                                                 .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Federal                                                                                    .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Tax-Free Money Market              .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------
   Municipal Money Market             .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/7/          Distributions/13/                      Miscellaneous
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and
                                    generally exempt from
                                    state taxation
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
-------------------------------------------------------------------------------------------------------------
 (Does not          First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 intend to          Second Tier/11/ and taxable state/14/         invest up to 20% in securities subject to
 invest)/6/,/7/                                                   the federal alternative minimum tax ("AMT")
                                                                  and may temporarily invest in the taxable
                                                                  money market instruments described herein
-------------------------------------------------------------------------------------------------------------
 (May invest up     First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 to 100% of its     Second Tier/11/ and taxable state/14/         invest up to 100% in AMT securities
 total assets in                                                  and may temporarily invest in the taxable
 private activity                                                 money market instruments described herein
 bonds)/7/
-------------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-CC

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                            Premium
                          Prime     Money    Money    Treasury
                       Obligations  Market   Market  Obligations
                          Fund       Fund     Fund      Fund
----------------------------------------------------------------
Money Market                .         .        .          .
----------------------------------------------------------------
Interest Rate               .         .        .          .
----------------------------------------------------------------
Credit/Default              .         .        .          .
----------------------------------------------------------------
Management                  .         .        .          .
----------------------------------------------------------------
Liquidity                   .         .        .          .
----------------------------------------------------------------
Other                       .         .        .          .
----------------------------------------------------------------
Government Securities      --         --       --        --
----------------------------------------------------------------
Concentration              --         .        .         --
----------------------------------------------------------------
Foreign                    --         .        .         --
----------------------------------------------------------------
Tax                        --         --       --        --
----------------------------------------------------------------

10-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       Tax-Free Municipal
   Treasury                              Money    Money
  Instruments       Government Federal  Market    Market
     Fund              Fund      Fund    Fund      Fund
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          --             .        .       --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------
          --            --        --      --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------

                                                                           11-CC

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Funds:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Premium Money Market, Tax-Free Money Market and Municipal Money Market Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Free Money Market and Municipal Money Market Funds, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

12-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market and Premium Money Market Funds:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Free Money Market and Municipal Money Market
Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-CC

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) how the average annual returns of a Fund's Administration Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past perfor-mance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limi-tations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter:
 Q2 '95   1.45%

 Worst
 Quarter:
 Q2 '93   0.71%


[PRIME OBLIGATIONS FUND BAR CHART APPEARS HERE]
1993        2.93%
1994        4.02%
1995        5.75%
1996        5.14%
1997        5.34%
1998        5.29%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 11/9/92)  5.29%   5.11%       4.70%
 --------------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.46%

 Worst Quarter:
 Q4 '98     1.24%


[MONEY MARKET FUND BAR CHART APPEARS HERE]
1995       5.80%
1996       5.19%
1997       5.37%
1998       5.29%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR 3 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 5/20/94)  5.29%   5.28%       5.31%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.32%

 Worst Quarter:
 Q4 '98     1.24%


                              [PREMIUM MONEY MARKET FUND BAR CHART APPEARS HERE]
1998       5.29%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 8/1/97)  5.29%       5.34%
 -----------------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.44%

 Worst Quarter:
 Q1 '94     0.72%


[TREASURY OBLIGATIONS FUND BAR CHART APPEARS HERE]
1994       3.87%
1995       5.69%
1996       5.09%
1997       5.24%
1998       5.14%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 1/21/93)  5.14%   5.01%       4.66%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.22%

 Worst Quarter:
 Q4 '98     1.07%


                             [TREASURY INNSTRUMENTS FUND BAR CHART APPEARS HERE]
1998       4.79%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 4/1/97)  4.79%       4.88%
 -----------------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.45%

 Worst Quarter:
 Q1 '94     0.73%


[GOVERNMENT FUND BAR CHART APPEARS HERE]
1994       4.00%
1995       5.74%
1996       5.12%
1997       5.28%
1998       5.20%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 9/1/93)  5.20%   5.07%       4.93%
 -------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '98     1.29%

 Worst Quarter:
 Q3 '98     1.27%


                                           [FEDERAL FUND BAR CHART APPEARS HERE]
1998       5.15%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 4/1/97)  5.15%       5.20%
 -----------------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     0.95%

 Worst Quarter:
 Q4 '98     0.72%


[TAX-FREE MONEY MARKET FUND BAR CHART APPEARS HERE]
1995       3.63%
1996       3.13%
1997       3.28%
1998       3.08%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR 3 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  ADMINISTRATION SHARES (INCEPTION 8/1/94)  3.08%   3.17%       3.27%
 -------------------------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of a Fund.

                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/

Management Fees/2/                                   0.205%    0.205% 0.205%
Administration Fees                                  0.250%    0.250% 0.250%
Other Expenses/3/                                    0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                       0.490%    0.480% 0.054%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Administration Fees/3/                                0.25%    0.25%   0.25%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.43%    0.43%   0.43%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



  TREASURY                         TREASURY
 OBLIGATIONS                      INSTRUMENTS                                           GOVERNMENT
    FUND                             FUND                                                  FUND
--------------------------------------------------------------------------------------------------

     None                             None                                                  None
     None                             None                                                  None
     None                             None                                                  None
     None                             None                                                  None
     None                             None                                                  None

   0.205%                           0.205%                                                0.205%
   0.250%                           0.250%                                                0.250%
   0.025%                           0.085%                                                0.025%
--------------------------------------------------------------------------------------------------
   0.480%                           0.540%                                                0.480%
--------------------------------------------------------------------------------------------------


See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                      TREASURY    TREASURY
                                                     OBLIGATIONS INSTRUMENTS GOVERNMENT
                                                        FUND        FUND        FUND
 --------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%       0.17%      0.17%
  Administration Fees/3/                                0.25%       0.25%      0.25%
  Other Expenses/4/                                     0.01%       0.01%      0.01%
 --------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.43%       0.43%      0.43%
 --------------------------------------------------------------------------------------

                                                           TAX-FREE MUNICIPAL
                                                            MONEY     MONEY
                                                   FEDERAL  MARKET   MARKET
                                                    FUND     FUND     FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases     None     None     None
Maximum Deferred Sales Charge (Load)                 None     None     None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None     None     None
Redemption Fees                                      None     None     None
Exchange Fees                                        None     None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/

Management Fees/2/                                 0.205%   0.205%   0.205%
Administration Fees                                0.250%   0.250%   0.250%
Other Expenses/3/                                  0.035%   0.025%   0.285%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/                   0.490%   0.480%   0.740%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                             TAX-FREE MUNICIPAL
                                                              MONEY     MONEY
                                                     FEDERAL  MARKET   MARKET
                                                      FUND     FUND     FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                  0.17%   0.17%     0.17%
  Administration Fees/3/                              0.25%   0.25%     0.25%
  Other Expenses/4/                                   0.01%   0.01%     0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                   0.43%   0.43%     0.43%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the Municipal Money Market Fund, which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035%. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVEST-MENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordi-nary expenses) to 0.01% of each Fund's average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Adminis-tration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $50    $157    $274     $616
-------------------------------------------------------
MONEY MARKET             $49    $154    $269     $604
-------------------------------------------------------
PREMIUM MONEY MARKET     $55    $173    $302     $677
-------------------------------------------------------
TREASURY OBLIGATIONS     $49    $154    $269     $604
-------------------------------------------------------
TREASURY INSTRUMENTS     $55    $173    $302     $677
-------------------------------------------------------
GOVERNMENT               $49    $154    $269     $604
-------------------------------------------------------
FEDERAL                  $50    $157    $274     $616
-------------------------------------------------------
TAX-FREE MONEY MARKET    $49    $154    $269     $604
-------------------------------------------------------
MUNICIPAL MONEY MARKET   N/A     N/A     N/A      N/A
-------------------------------------------------------

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their custom-ers' accounts. You should contact your Service Organization for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-tor for assets in excess of $ billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.205%                0.17%
 -------------------------------------------------------------------
  Money Market                 0.205%                0.17%
 -------------------------------------------------------------------
  Premium Money Market         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Obligations         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Instruments         0.205%                0.17%
 -------------------------------------------------------------------
  Government                   0.205%                0.17%
 -------------------------------------------------------------------
  Federal                      0.205%                0.17%
 -------------------------------------------------------------------
  Tax-Free Money Market        0.205%                0.17%
 -------------------------------------------------------------------
  Municipal Money Market       0.205%                N/A*
 -------------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

                                                                            1-DD

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 The Investment Adviser has voluntarily agreed not to impose a portion of its management fee and/or to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service and administration plans for certain share classes, taxes, interest, brokerage and litigation, indemnifi-cation and other extraordinary expenses). GSAM may discontinue or modify any such reductions or limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

2-DD

                                                               SERVICE PROVIDERS


 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-DD

Taxation


Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-DD

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES

 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earn-ing dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------
 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Administration Shares are to be purchased.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

                                                                            1-II

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern, as sub-custodian for State Street;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds --
  (Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal funds are received:      Dividends begin:
 -----------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds
  (except Government, Treasury Obligations and Premium Money Market Funds):
   .By 3:00 p.m. New York time                               Same business day
   .After 3:00 p.m. New York time                            Next business day
 -----------------------------------------------------------------------------
  Government, Treasury Obligations and Premium Money Market
   Funds:
   .By 5:00 p.m. New York time                               Same business day
   .After 5:00 p.m. New York time                            Next business day
 -----------------------------------------------------------------------------
  Municipal Money Market Fund:
   .By 1:00 p.m. New York time                               Same business day
   .After 1:00 p.m. New York time                            Next business day
 -----------------------------------------------------------------------------
  Tax-Free Money Market Fund:
   .By 2:00 p.m. New York time                               Same business day
   .After 2:00 p.m. New York time                            Next business day
 -----------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on

2-II

                                                               SHAREHOLDER GUIDE

 behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different serv-ices than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                                            3-II

 What Is My Minimum Investment In The Funds?


 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Administration Shares and may establish other require-ments such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.
 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

             (Value of Assets of the Class) - (Liabilities of the Class) NAV = ---------------------------------------------------------------
                   Number of Outstanding Shares of the Class


             Fund                            NAV Calculated
 ---------------------------------------------------------------------------
  Prime Obligations, Money     As of the close of regular trading of the New
   Market, Federal, Tax-Free   York Stock Exchange (usually 4:00 p.m.
   Money Market, Treasury      New York time) on each business day
   Instruments and Municipal
   Money Market Funds
 ---------------------------------------------------------------------------
  Premium Money Market,          As of 5:00 p.m. New York time on each
   Treasury Obligations and      business day
   Government Funds
 --------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street each business day. Fund Shares will be priced on any day the New York Stock Exchange is open,

4-II

                                                               SHAREHOLDER GUIDE

  except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.
 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 -----------------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described above under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

                                                                            5-II

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

6-II

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request Received       Redemption Proceeds     Dividends
 --------------------------------------------------------------------------------
  Taxable and Tax-Advantaged
   Funds
  (except Government, Treasury Obligations and
   Premium Money Market Funds):
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Government, Treasury
   Obligations
   and Premium Money Market Funds:
 --------------------------------------------------------------------------------
   .By 5:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 5:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Municipal Money Market Fund:
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 12:00 p.m. New York       Wired next business day Earned on day request
   time                                                     is received
 --------------------------------------------------------------------------------
  Tax-Free Money Market Fund:
 --------------------------------------------------------------------------------
   .By 1:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 1:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

                                                                            7-II

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption request:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such a redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?

 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

8-II

                                                               SHAREHOLDER GUIDE



  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Name of Fund and Class of Shares,
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses, and social security, or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                                            9-II

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to Service Organizations. Service Organi-zations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

10-II

Dividends

 Dividends will be distributed to Service Organizations monthly. Service Organizations may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 Service Organizations may indicate their election on the Account Applica-tion. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization does not indicate any choice, dividends and dis-tributions will be reinvested automatically in the applicable Fund.

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

                          DIVIDEND DECLARATION TIME
  FUND                         (NEW YORK TIME)
 --------------------------------------------------
  PRIME OBLIGATIONS               4:00 p.m.
 --------------------------------------------------
  MONEY MARKET                    4:00 p.m.
 --------------------------------------------------
  PREMIUM MONEY MARKET            5:00 p.m.
 --------------------------------------------------
  TREASURY OBLIGATIONS            5:00 p.m.
 --------------------------------------------------
  TREASURY INSTRUMENTS            4:00 p.m.
 --------------------------------------------------
  GOVERNMENT                      5:00 p.m.
 --------------------------------------------------
  FEDERAL                         4:00 p.m.
 --------------------------------------------------
  TAX-FREE MONEY MARKET           4:00 p.m.
 --------------------------------------------------
  MUNICIPAL MONEY MARKET          4:00 p.m.
 --------------------------------------------------

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and

 December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

 The income declared as a dividend for the Treasury Obligations, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differ-ences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Preferred Shares                       1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Years Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      Appendix B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.06        (0.06)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST Shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced July 14)     1.00      0.02        (0.02)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced May 18)              1.00      0.03        (0.03)
1994-FST Administration shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------
   1.00      4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00      4.65c      66,560     0.36c        4.82c       0.50c        4.68c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred Shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Year Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00      5.29      285,240     0.28         5.20        0.33         5.15
   1.00      5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00      4.87      501,619     0.68         4.69        0.73         4.64
---------------------------------------------------------------------------------
   1.00      5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00      5.40      245,355     0.28         5.32        0.33         5.27
   1.00      5.24      738,865     0.43         5.12        0.48         5.07
   1.00      4.98      312,991     0.68         4.87        0.73         4.82
---------------------------------------------------------------------------------
   1.00      5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00      5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00      5.09      536,895     0.43         4.97        0.49         4.91
   1.00      4.83      220,560     0.68         4.72        0.74         4.66
---------------------------------------------------------------------------------
   1.00      5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00      5.69      283,186     0.43         5.47        0.48         5.42
   1.00      5.43      139,117     0.68         5.21        0.73         5.16
---------------------------------------------------------------------------------
   1.00      4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00      3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00      3.71c      81,162     0.68c        3.82c       0.75c        3.75c
---------------------------------------------------------------------------------
   1.00      3.11      812,420     0.17         3.01        0.24         2.94
   1.00      2.85       24,485     0.42         2.76        0.49         2.69
   1.00      2.60       35,656     0.67         2.51        0.74         2.44
---------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced March 3)             1.00      0.04        (0.04)
1997-FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997-FST Service shares (commenced March 5)     1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced May 16)      1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended January 31,
1993-FST shares (commenced April 6)             1.00      0.03        (0.03)
1993-FST Administration shares (com-
 menced September 1)                            1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                           Net asset
                                           value at     Net     Distributions
                                           beginning investment      to
                                           of period  incomea   shareholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                              $1.00     $0.05       $(0.05)
1998-FST Preferred shares                     1.00      0.05        (0.05)
1998-FST Administration shares                1.00      0.05        (0.05)
1998-FST Service shares                       1.00      0.05        (0.05)
-----------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced February 28)       1.00      0.05        (0.05)
1997-FST Preferred shares (commenced May
 30)                                          1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                     1.00      0.04        (0.04)
1997-FST Service shares (commenced March
 25)                                          1.00      0.04        (0.04)
-----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                            Net asset
                            value at     Net     Distributions
                            beginning investment      to
                            of period  incomea   shareholders
--------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares               $1.00     $0.03       $(0.03)
1998-FST Preferred shares      1.00      0.03        (0.03)
1998-FST Administration
 shares                        1.00      0.03        (0.03)
1998-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1997-FST shares                1.00      0.04        (0.04)
1997-FST Preferred shares      1.00      0.03        (0.03)
1997-FST Administration
 shares                        1.00      0.03        (0.03)
1997-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1996-FST shares                1.00      0.03        (0.03)
1996-FST Preferred shares
 (commenced May 1)             1.00      0.02        (0.02)
1996-FST Administration
 shares                        1.00      0.03        (0.03)
1996-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1995-FST shares                1.00      0.04        (0.04)
1995-FST Administration
 shares                        1.00      0.04        (0.04)
1995-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced
 July 19)                      1.00      0.02        (0.02)
1994-FST Administration
 shares (commenced August
 1)                            1.00      0.01        (0.01)
1994-FST Service shares
 (commenced September 23)      1.00      0.01        (0.01)
--------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index


  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Fund
      xx Money Market Fund
      xx Premium Money Market Fund
      xx Treasury Obligations Fund
      xx Treasury Instruments Fund
      xx Government Fund
      xx Federal Fund
      xx Tax-Free Money Market Fund
      xx Municipal Money Market Fund
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation
  xx Shareholder Guide
       xx How to Buy Shares
       xx How to Sell Shares
  xx Dividends
  xx Appendix
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  xx Appendix
     Financial Highlights

Financial Square Funds
Prospectus (FST Administration Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone--Call 1-800-621-2550
 By mail--Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail--gs-funds@gs.com
 On the Internet--Text-only versions of the Funds' documents are located online and may be downloaded from:
   SEC--http://www.sec.gov
   Goldman Sachs--http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                     [LOGO]

         The Fund's investment company registration number is 811-5349.

Prospectus                                              FST SERVICE
                                                        SHARES

                                                        May  , 1999



  GOLDMAN SACHS FINANCIAL SQUARE FUNDS


                                        .Prime Obligations Fund

                                        .Money Market Fund

                                        .Premium Money Market Fund

                                        .Treasury Obligations Fund

                                        .Treasury Instruments Fund

      (INSERT ARTWORK)                  .Government Fund

                                        .Federal Fund

                                        .Tax- Free Money Market Fund

                                        .Municipal Money Market Fund





  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.
 ------------------------------------------------
  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
  VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
  IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
  FUND.
 ------------------------------------------------

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Funds' investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

                                                                            1-CC

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.


 . The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including, conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  . Taxable Funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds.
  .   Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
  .   Tax-Exempt Funds: Tax-Free Money Market and Municipal Money Market
      Funds.
 . The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their cus-tomers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chart-ered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

2-CC

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .  NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .  Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
   mined pursuant to Rule 2a-7) at the time of purchase.
 .  Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
   (as required by Rule 2a-7).
 . Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 . Diversification. Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government securities or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.
                                                                            3-CC

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 In order to obtain a rating from a rating organization, the Premium Money Market Fund will observe special investment restrictions.

 The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury obligations and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentali-ties, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax preference under the federal alternative minimum tax. With respect to the Municipal Money Market Fund, such interest may not necessar-ily be exempt from the federal alternative minimum tax.

4-CC

                      [This page intentionally left blank]



                                                                            5-CC

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.


 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations       ./4/          .               .                          .
                                                        U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market            ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market    ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations    ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments    ./3/
 --------------------------------------------------------------------------------------------------
  Government              ./4/          .
 --------------------------------------------------------------------------------------------------
  Federal                 ./4/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                            .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                           .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                                            7-CC


                            Taxable             Tax-Exempt            Custodial    Unrated
   Fund                    Municipals           Municipals            Receipts  Securities/7/ Investment Companies
 -----------------------------------------------------------------------------------------------------------------
   Prime Obligations          ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Money Market               ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Premium Money Market       ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Treasury Obligations
 -----------------------------------------------------------------------------------------------------------------
   Treasury Instruments


 -----------------------------------------------------------------------------------------------------------------
   Government                                                                                 .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Federal                                                                                    .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Tax-Free Money Market              .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------
   Municipal Money Market             .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/7/          Distributions/13/                      Miscellaneous
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and
                                    generally exempt from
                                    state taxation
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
-------------------------------------------------------------------------------------------------------------
 (Does not          First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 intend to          Second Tier/11/ and taxable state/14/         invest up to 20% in securities subject to
 invest)/6/,/7/                                                   the federal alternative minimum tax ("AMT")
                                                                  and may temporarily invest in the taxable
                                                                  money market instruments described herein
-------------------------------------------------------------------------------------------------------------
 (May invest up     First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 to 100% of its     Second Tier/11/ and taxable state/14/         invest up to 100% in AMT securities
 total assets in                                                  and may temporarily invest in the taxable
 private activity                                                 money market instruments described herein
 bonds)/7/
-------------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-CC

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                            Premium
                          Prime     Money    Money    Treasury
                       Obligations  Market   Market  Obligations
                          Fund       Fund     Fund      Fund
----------------------------------------------------------------
Money Market                .         .        .          .
----------------------------------------------------------------
Interest Rate               .         .        .          .
----------------------------------------------------------------
Credit/Default              .         .        .          .
----------------------------------------------------------------
Management                  .         .        .          .
----------------------------------------------------------------
Liquidity                   .         .        .          .
----------------------------------------------------------------
Other                       .         .        .          .
----------------------------------------------------------------
Government Securities      --         --       --        --
----------------------------------------------------------------
Concentration              --         .        .         --
----------------------------------------------------------------
Foreign                    --         .        .         --
----------------------------------------------------------------
Tax                        --         --       --        --
----------------------------------------------------------------

10-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       Tax-Free Municipal
   Treasury                              Money    Money
  Instruments       Government Federal  Market    Market
     Fund              Fund      Fund    Fund      Fund
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          --             .        .       --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------
          --            --        --      --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------

                                                                           11-CC

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Funds:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Premium Money Market, Tax-Free Money Market and Municipal Money Market Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Free Money Market and Municipal Money Market Funds, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

12-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market and Premium Money Market Funds:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Free Money Market and Municipal Money Market
Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-CC

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced opera-tions.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.38%



 Worst Quarter:

 Q2 '93     0.65%
[BAR GRAPH APPEARS HERE]

               Prime
Year        Obligations
----        -----------
1993            2.67
1994            3.76
1995            5.49
1996            4.88
1997            5.08
1998            5.03
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 1/8/92)   5.03%   4.85%       4.32%
 -------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '97     1.28%

 Worst Quarter
 Q4 '98     1.18%




[BAR GRAPH APPEARS HERE]
1996       4.93%
1997       5.11%
1998       5.03%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR 3 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 7/14/95)  5.03%   5.02%       5.07%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.26%

 Worst Quarter:
 Q4 '98     1.17%




[BAR GRAPH APPEARS HERE]
1998       5.03%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/1/97)   5.03%       5.08%
 -----------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.37%

 Worst Quarter:
 Q2 '93     0.64%




[BAR GRAPH APPEARS HERE]
1992       3.29%
1993       2.61%
1994       3.62%
1995       5.43%
1996       4.83%
1997       4.98%
1998       4.87%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------
  SERVICE SHARES (Inception 10/15/91)  4.87%   4.74%       4.24%
 --------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.16%

 Worst Quarter:
 Q4 '98     1.01%




[BAR GRAPH APPEARS HERE]
1998       4.15%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/5/97)   4.53%       4.61%
 -----------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.26%

 Worst Quarter:
 Q4 '98     1.14%




[BAR GRAPH APPEARS HERE]
1996       4.86%
1997       5.02%
1998       4.94%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR 3 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 5/16/95)  4.94%   4.94%       5.02%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.23%

 Worst Quarter:
 Q4 '98     1.14%




[BAR GRAPH APPEARS HERE]
1998       4.89%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/25/97)  4.89%       4.94%
 -----------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     0.89%

 Worst Quarter:
 Q4 '98     0.66%




[BAR GRAPH APPEARS HERE]
1995            3.38%
1996            2.88%
1997            3.02%
1998            2.83%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR 3 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 9/23/94)  2.83%   2.91%       3.03%
 -------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                                       PREMIUM
                                                      PRIME    MONEY    MONEY
                                                   OBLIGATIONS MARKET  MARKET
                                                      FUND      FUND    FUND
------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None     None     None
Maximum Deferred Sales Charge (Load)                   None     None     None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None     None     None
Redemption Fees                                        None     None     None
Exchange Fees                                          None     None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                    0.205%   0.205%   0.205%
Service Fees/3/                                       0.500%   0.500%   0.500%
Other Expenses/4/                                     0.035%   0.025%   0.085%
------------------------------------------------------------------------------
Total Fund Operating Expenses/4/                      0.740%   0.730%   0.790%
------------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Service Fees/3/                                       0.50%    0.50%   0.50%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.68%    0.68%   0.68%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




   TREASURY                         TREASURY
 OBLIGATIONS                       INSTRUMENTS                                           GOVERNMENT
     FUND                             FUND                                                  FUND
---------------------------------------------------------------------------------------------------
     None                              None                                                 None
     None                              None                                                 None
     None                              None                                                 None
     None                              None                                                 None
     None                              None                                                 None
    0.205%                            0.205%                                               0.205%
    0.500%                            0.500%                                               0.500%
    0.025%                            0.085%                                               0.025%
---------------------------------------------------------------------------------------------------
    0.730%                            0.790%                                               0.730%
---------------------------------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                      TREASURY    TREASURY
                                                     OBLIGATIONS INSTRUMENTS GOVERNMENT
                                                        FUND        FUND        FUND
 --------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%       0.17%      0.17%
  Service Fees/3/                                       0.50%       0.50%      0.50%
  Other Expenses/4/                                     0.01%       0.01%      0.01%
 --------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.68%       0.68%      0.68%
 --------------------------------------------------------------------------------------

                                                           TAX-FREE MUNICIPAL
                                                            MONEY     MONEY
                                                   FEDERAL  MARKET   MARKET
                                                    FUND     FUND     FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     None    None      None
Maximum Deferred Sales Charge (Load)                 None    None      None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None      None
Redemption Fees                                      None    None      None
Exchange Fees                                        None    None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                  0.205%  0.205%    0.205%
Service Fees/3/                                     0.500%  0.500%    0.500%
Other Expenses/4/                                   0.035%  0.025%    0.285%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/                    0.740%  0.730%    0.990%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                             TAX-FREE MUNICIPAL
                                                              MONEY     MONEY
                                                     FEDERAL  MARKET   MARKET
                                                      FUND     FUND     FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                  0.17%   0.17%     0.17%
  Service Fees/3/                                     0.50%   0.50%     0.50%
  Other Expenses/4/                                   0.01%   0.01%     0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                   0.68%   0.68%     0.68%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the Municipal Money Market Fund which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035%. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVEST-MENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, service fees, taxes, inter-est, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $76    $237    $411     $918
-------------------------------------------------------
MONEY MARKET             $75    $233    $406     $906
-------------------------------------------------------
PREMIUM MONEY MARKET     $81    $252    $439     $978
-------------------------------------------------------
TREASURY OBLIGATIONS     $75    $233    $406     $906
-------------------------------------------------------
TREASURY INSTRUMENTS     $81    $252    $439     $978
-------------------------------------------------------
GOVERNMENT               $75    $233    $406     $906
-------------------------------------------------------
FEDERAL                  $76    $237    $411     $918
-------------------------------------------------------
TAX-FREE MONEY MARKET    $75    $233    $406     $906
-------------------------------------------------------
MUNICIPAL MONEY MARKET   N/A     N/A     N/A      N/A
-------------------------------------------------------

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their custom-ers' accounts. You should contact your Service Organization for information regarding such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may also receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-tor for assets in excess of $ billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.205%                0.17%
 -------------------------------------------------------------------
  Money Market                 0.205%                0.17%
 -------------------------------------------------------------------
  Premium Money Market         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Obligations         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Instruments         0.205%                0.17%
 -------------------------------------------------------------------
  Government                   0.205%                0.17%
 -------------------------------------------------------------------
  Federal                      0.205%                0.17%
 -------------------------------------------------------------------
  Tax-Free Money Market        0.205%                0.17%
 -------------------------------------------------------------------
  Municipal Money Market       0.205%                N/A*
 -------------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

                                                                            1-DD

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 The Investment Adviser has voluntarily agreed not to impose a portion of its management fee and/or to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service and administration plans for certain share classes, taxes, interest, brokerage and litigation, indemnifi-cation and other extraordinary expenses). GSAM may discontinue or modify any such reductions or limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

2-DD

                                                               SERVICE PROVIDERS


 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-DD

Taxation


Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-DD

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earn-ing dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations may place a purchase order in writing or by telephone.


 ------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 ------------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Service Shares are to be pur-chased.

                                                                            1-JJ

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern, as sub-custodian for State Street;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds --
  (Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal funds are received:       Dividends begin:
 ------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
  (except Government, Treasury Obligations and Premium Money
   Market Funds)
   .By 3:00 p.m. New York time                                Same business day
   .After 3:00 p.m. New York time                             Next business day
 ------------------------------------------------------------------------------
  Government, Treasury Obligations and Premium
   Money Market Funds:
   .By 5:00 p.m. New York time                                Same business day
   .After 5:00 p.m. New York time                             Next business day
 ------------------------------------------------------------------------------
  Municipal Money Market Fund:
   .By 1:00 p.m. New York time                                Same business day
   .After 1:00 p.m. New York time                             Next business day
 ------------------------------------------------------------------------------
  Tax-Free Money Market Fund:
   .By 2:00 p.m. New York time                                Same business day
   .After 2:00 p.m. New York time                             Next business day
 ------------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

2-JJ

                                                               SHAREHOLDER GUIDE

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.


                                                                            3-JJ

 What Is My Minimum Investment In The Funds?

 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Service Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any spe-cial services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                      (Value of Assets of the Class)
                       - (Liabilities of the Class)
     NAV =      -------------------------------------------
                 Number of Outstanding Shares of the Class



             Fund                            NAV Calculated
 --------------------------------------------------------------------------
  Prime Obligations, Money    As of the close of regular trading of the New
   Market, Federal, Tax-Free  York Stock Exchange (usually 4:00 p.m.
   Money Market, Treasury     New York time) on each business day
   Instruments and Municipal
   Money Market Funds
 --------------------------------------------------------------------------
  Premium Money Market,
   Treasury Obligations and   As of 5:00 p.m. New York time on each
   Government Funds           business day
 --------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street each business day. Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

4-JJ

                                                               SHAREHOLDER GUIDE

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.
 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.



 ------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6572
 ------------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

                                                                            5-JJ

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

6-JJ

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request Received         Redemption Proceeds         Dividends
 --------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds
   (except Government, Treasury
   Obligations and Premium Money
   Market Funds):
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Government, Treasury Obligations
   and Premium Money Market Funds:
 --------------------------------------------------------------------------------
   .By 5:00 p.m. New York time      Wired same business day Not earned on day
                                                            requestis received
 --------------------------------------------------------------------------------
   .After 5:00 p.m. New York time   Wired next business day Earned on day
                                                            request is received
 --------------------------------------------------------------------------------
  Municipal Money Market Fund:
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 12:00 p.m. New York time  Wired next business day Earned on day request is received
 --------------------------------------------------------------------------------
  Tax-Free Money Market Fund:
 --------------------------------------------------------------------------------
   .By 1:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
 --------------------------------------------------------------------------------
   .After 1:00 p.m. New York time   Wired next business day Earned on day
                                                            request is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

                                                                            7-JJ

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption request:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such a redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Name of Fund and Class of Shares,
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m. New
                    York time)
 -----------------------------------------------------------------------

8-JJ

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to Service Organizations. Service Organi-zations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                            9-JJ

Dividends

 Dividends will be distributed to Service Organizations monthly. Service Organizations may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 Service Organizations may indicate their election on the Account Applica-tion. Any changes may be submitted in writing to Goldman Sachs at any time. If a Service Organization does not indicate any choice, dividends and dis-tributions will be reinvested automatically in the applicable Fund.

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                          DIVIDEND DECLARATION TIME
  FUND                         (NEW YORK TIME)
 --------------------------------------------------
  PRIME OBLIGATIONS               4:00 p.m.
 --------------------------------------------------
  MONEY MARKET                    4:00 p.m.
 --------------------------------------------------
  PREMIUM MONEY MARKET            5:00 p.m.
 --------------------------------------------------
  TREASURY OBLIGATIONS            5:00 p.m.
 --------------------------------------------------
  TREASURY INSTRUMENTS            4:00 p.m.
 --------------------------------------------------
  GOVERNMENT                      5:00 p.m.
 --------------------------------------------------
  FEDERAL                         4:00 p.m.
 --------------------------------------------------
  TAX-FREE MONEY MARKET           4:00 p.m.
 --------------------------------------------------
  MUNICIPAL MONEY MARKET          4:00 p.m.
 --------------------------------------------------

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although real-ized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

 The income declared as a dividend for the Treasury Obligations, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differ-ences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Preferred Shares                       1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Years Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      Appendix B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.06        (0.06)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST Shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced July 14)     1.00      0.02        (0.02)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced May 18)              1.00      0.03        (0.03)
1994-FST Administration shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------
   1.00      4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00      4.65c      66,560     0.36c        4.82c       0.50c        4.68c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred Shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Year Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00      5.29      285,240     0.28         5.20        0.33         5.15
   1.00      5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00      4.87      501,619     0.68         4.69        0.73         4.64
---------------------------------------------------------------------------------
   1.00      5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00      5.40      245,355     0.28         5.32        0.33         5.27
   1.00      5.24      738,865     0.43         5.12        0.48         5.07
   1.00      4.98      312,991     0.68         4.87        0.73         4.82
---------------------------------------------------------------------------------
   1.00      5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00      5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00      5.09      536,895     0.43         4.97        0.49         4.91
   1.00      4.83      220,560     0.68         4.72        0.74         4.66
---------------------------------------------------------------------------------
   1.00      5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00      5.69      283,186     0.43         5.47        0.48         5.42
   1.00      5.43      139,117     0.68         5.21        0.73         5.16
---------------------------------------------------------------------------------
   1.00      4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00      3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00      3.71c      81,162     0.68c        3.82c       0.75c        3.75c
---------------------------------------------------------------------------------
   1.00      3.11      812,420     0.17         3.01        0.24         2.94
   1.00      2.85       24,485     0.42         2.76        0.49         2.69
   1.00      2.60       35,656     0.67         2.51        0.74         2.44
---------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced March 3)             1.00      0.04        (0.04)
1997-FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997-FST Service shares (commenced March 5)     1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced May 16)      1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended January 31,
1993-FST shares (commenced April 6)             1.00      0.03        (0.03)
1993-FST Administration shares (com-
 menced September 1)                            1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                           Net asset
                                           value at     Net     Distributions
                                           beginning investment      to
                                           of period  incomea   shareholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                              $1.00     $0.05       $(0.05)
1998-FST Preferred shares                     1.00      0.05        (0.05)
1998-FST Administration shares                1.00      0.05        (0.05)
1998-FST Service shares                       1.00      0.05        (0.05)
-----------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced February 28)       1.00      0.05        (0.05)
1997-FST Preferred shares (commenced May
 30)                                          1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                     1.00      0.04        (0.04)
1997-FST Service shares (commenced March
 25)                                          1.00      0.04        (0.04)
-----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                            Net asset
                            value at     Net     Distributions
                            beginning investment      to
                            of period  incomea   shareholders
--------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares               $1.00     $0.03       $(0.03)
1998-FST Preferred shares      1.00      0.03        (0.03)
1998-FST Administration
 shares                        1.00      0.03        (0.03)
1998-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1997-FST shares                1.00      0.04        (0.04)
1997-FST Preferred shares      1.00      0.03        (0.03)
1997-FST Administration
 shares                        1.00      0.03        (0.03)
1997-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1996-FST shares                1.00      0.03        (0.03)
1996-FST Preferred shares
 (commenced May 1)             1.00      0.02        (0.02)
1996-FST Administration
 shares                        1.00      0.03        (0.03)
1996-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1995-FST shares                1.00      0.04        (0.04)
1995-FST Administration
 shares                        1.00      0.04        (0.04)
1995-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced
 July 19)                      1.00      0.02        (0.02)
1994-FST Administration
 shares (commenced August
 1)                            1.00      0.01        (0.01)
1994-FST Service shares
 (commenced September 23)      1.00      0.01        (0.01)
--------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

  xx General Investment Management                xx Shareholder Guide
     Approach                                          xx How to Buy Shares
  xx Fund Investment Objectives and                    xx How to Sell Shares
     Strategies                                   xx Dividends
      xx Prime Obligations Fund                   xx Appendix
      xx Money Market Fund                           Additional Information on
      xx Premium Money Market Fund                   Portfolio Risks,
      xx Treasury Obligations Fund                   Securities and Techniques
      xx Treasury Instruments Fund                xx Appendix
      xx Government Fund                             Financial Highlights
      xx Federal Fund
      xx Tax-Free Money Market Fund
      xx Municipal Money Market Fund
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees and Expenses
  xx Service Providers
  xx Taxation

Financial Square Funds
Prospectus (FST Service Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                     [LOGO OF GOLDMAN SACHS APPEARS HERE]

        The Fund's investment company registration number is 811-5349.

Prospectus


                                                            FST PREFERRED SHARES

                                                            May   , 1999

GOLDMAN SACHS FINANCIAL SQUARE FUNDS


                                   .Prime Obligations Fund

                                   .Money Market Fund

                                   .Premium Money Market Fund

                                   .Treasury Obligations Fund

                                   .Treasury Instruments Fund

(INSERT ARTWORK)                   .Government Fund

                                   .Federal Fund

                                   .Tax-Free Money Market Fund

                                   .Municipal MoneyMarket Fund


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
 APPROVED OR DISAPPROVED THESE SECURITIES OR
 PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
 ANY REPRESENTATION TO THE CONTRARY IS A
 CRIMINAL OFFENSE.
-----------------------------------------------
 AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
 AND IS NOT INSURED BY THE FEDERAL DEPOSIT
 INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
 AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE
 VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE,
 IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A
 FUND.
-----------------------------------------------

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment adviser to the Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy
 The Money Market Funds are managed to seek maximum current income consistent with the preservation of capital and daily liquidity. In managing the Funds, the Investment Adviser follows a conservative, risk-managed investment proc-ess that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 The Investment Adviser actively manages the Goldman Sachs Money Market Funds in designing and structuring the Funds' investment portfolios.

--------------------------------------------------------------------------------


 Investment Process
 The Investment Adviser follows a consistent five-step investment process across all of its money market portfolios.

 1. Define investment objectives and risk parameters
 The Investment Adviser works closely within Fund and Rule 2a-7 guidelines in seeking to meet investment objectives for each Fund.

 2. Establish benchmarks
 Benchmarks are the IBC Financial Data Universal Averages. Depending upon the eligible investments of each Fund, there is a corresponding IBC Index.

 3. Establish a risk-managed framework
 Understanding and managing risk is critical to the performance of money mar-ket fund portfolios.

                                                                            1-CC

 4. Actively manage the portfolios
 General portfolio strategy meetings are held weekly.

 5. Monitor Risk Exposure
 Risk reports enable the Investment Adviser to monitor portfolios on a daily basis and track all trading activity.


 . The Funds: Each Fund's securities are valued by the amortized cost method as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including, conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  . Taxable Funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds.
  .   Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
  .   Tax-Exempt Funds: Tax-Free Money Market and Municipal Money Market
      Funds.
 . The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their cus-tomers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chart-ered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

2-CC

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .  NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .  Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
   mined pursuant to Rule 2a-7) at the time of purchase.
 .  Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
   (as required by Rule 2a-7).
 . Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 . Diversification. Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government securities or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.
                                                                            3-CC

 Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 In order to obtain a rating from a rating organization, the Premium Money Market Fund will observe special investment restrictions.

 The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury obligations and U.S. Government securities (each as defined in Appendix A), respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 Tax-Exempt Funds:

 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by limiting their investments to securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentali-ties, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax preference under the federal alternative minimum tax. With respect to the Municipal Money Market Fund, such interest may not necessar-ily be exempt from the federal alternative minimum tax.

4-CC

                      [This page intentionally left blank]



                                                                            5-CC

 PRINCIPAL INVESTMENT STRATEGIES


 The following table summarizes the principal types of investment securities and investment management techniques that each Fund may (but is not required to) utilize. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.


 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations       ./4/          .               .                          .
                                                        U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market            ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market    ./4/          .               .                          .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/1/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations    ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments    ./3/
 --------------------------------------------------------------------------------------------------
  Government              ./4/          .
 --------------------------------------------------------------------------------------------------
  Federal                 ./4/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                            .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                           .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /1/If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 /2/To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 /3/U.S. Treasury obligations are securities issued by the U.S. Treasury. /4/U.S. Treasury Obligations are securities issued or guaranteed by the U.S.
   Treasury.

6-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



     Short-Term
   Obligations of                        Asset-Backed &        Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/2/    Obligations (US$)
---------------------------------------------------------------------------
 .                    .                .
 U.S. entities only
---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
 .                    .                .                  .
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                      .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                                            7-CC


                            Taxable             Tax-Exempt            Custodial    Unrated
   Fund                    Municipals           Municipals            Receipts  Securities/7/ Investment Companies
 -----------------------------------------------------------------------------------------------------------------
   Prime Obligations          ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Money Market               ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Premium Money Market       ./5/                                        .           .       .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Treasury Obligations
 -----------------------------------------------------------------------------------------------------------------
   Treasury Instruments


 -----------------------------------------------------------------------------------------------------------------
   Government                                                                                 .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Federal                                                                                    .
                                                                                              Up to 10% of total
                                                                                              assets in other
                                                                                              investment companies
 -----------------------------------------------------------------------------------------------------------------
   Tax-Free Money Market              .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------
   Municipal Money Market             .                                   .           .       .
                                      At least 80% of net assets                              Up to 10% of total
                                      in tax-exempt municipal                                 assets in other
                                      obligations (except in                                  investment companies
                                      extraordinary circumstances)/6/
 -----------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 /5/Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 /6/Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 /7/To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 /8/If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

8-CC

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/7/          Distributions/13/                      Miscellaneous
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
 .                  First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and
                                    generally exempt from
                                    state taxation
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and state/13/
-------------------------------------------------------------------------------------------------------------
                    First Tier/10/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
-------------------------------------------------------------------------------------------------------------
 (Does not          First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 intend to          Second Tier/11/ and taxable state/14/         invest up to 20% in securities subject to
 invest)/6/,/7/                                                   the federal alternative minimum tax ("AMT")
                                                                  and may temporarily invest in the taxable
                                                                  money market instruments described herein
-------------------------------------------------------------------------------------------------------------
 (May invest up     First/8/ or     Tax-exempt federal            May (but does not currently intend to)
 to 100% of its     Second Tier/11/ and taxable state/14/         invest up to 100% in AMT securities
 total assets in                                                  and may temporarily invest in the taxable
 private activity                                                 money market instruments described herein
 bonds)/7/
-------------------------------------------------------------------------------------------------------------

 /9/No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 /10/First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 /11/Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 /12/See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 /13/Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government securities interest income.
 /14/Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

                                                                            9-CC

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                            Premium
                          Prime     Money    Money    Treasury
                       Obligations  Market   Market  Obligations
                          Fund       Fund     Fund      Fund
----------------------------------------------------------------
Money Market                .         .        .          .
----------------------------------------------------------------
Interest Rate               .         .        .          .
----------------------------------------------------------------
Credit/Default              .         .        .          .
----------------------------------------------------------------
Management                  .         .        .          .
----------------------------------------------------------------
Liquidity                   .         .        .          .
----------------------------------------------------------------
Other                       .         .        .          .
----------------------------------------------------------------
Government Securities      --         --       --        --
----------------------------------------------------------------
Concentration              --         .        .         --
----------------------------------------------------------------
Foreign                    --         .        .         --
----------------------------------------------------------------
Tax                        --         --       --        --
----------------------------------------------------------------

10-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       Tax-Free Municipal
   Treasury                              Money    Money
  Instruments       Government Federal  Market    Market
     Fund              Fund      Fund    Fund      Fund
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          .              .        .        .        .
---------------------------------------------------------
          --             .        .       --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------
          --            --        --      --        --
---------------------------------------------------------
          --            --        --       .        .
---------------------------------------------------------

                                                                           11-CC

Risks that apply to all Funds:

 .Money Market Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption pro-ceeds within the time period stated in this Prospectus, because of either unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government and Federal Funds:

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market, Premium Money Market, Tax-Free Money Market and Municipal Money Market Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concen-trated.
 .Foreign Risk--The risk that a foreign security (or, in the case of the Tax-
  Free Money Market and Municipal Money Market Funds, a foreign letter of credit or guarantee) could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

12-CC

                                                    PRINCIPAL RISKS OF THE FUNDS


Risk that applies to the Money Market and Premium Money Market Funds:

 .Banking Industry Risk--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking indus-try. Normally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risk that applies to the Tax-Free Money Market and Municipal Money Market
Funds:

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                           13-CC

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Pre-ferred Shares from year to year; and (b) how the average annual returns of a Fund's Preferred Shares compare to the returns of a composite of mutual funds with similar investment objectives. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.38%

 Worst Quarter:
 Q4 '98     1.28%


[BAR CHART APPEARS HERE]
1997       5.50%
1998       5.45%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/1/96)  5.45%       5.42%
 ------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.38%

 Worst Quarter:
 Q4 '98     1.28%


[BAR CHART APPEARS HERE]
1997       5.53%
1998       5.45%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/1/96)  5.45%       5.44%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.36%

 Worst Quarter:
 Q4 '98     1.28%


[BAR CHART APPEARS HERE]

1998       5.45%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 8/1/97)  5.45%       5.50%
 ------------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.36%

 Worst Quarter:
 Q4 '98     1.20%


[BAR CHART APPEARS HERE]
1997       5.40%
1998       5.29%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/1/96)  5.29%       5.32%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.26%

 Worst Quarter:
 Q4 '98     1.11%


[BAR CHART APPEARS HERE]
1998       4.94%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/30/97)  4.94%       5.01%
 -------------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.36%

 Worst Quarter:
 Q4 '98     1.24%


[BAR CHART APPEARS HERE]
1997       5.43%
1998       5.36%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/1/96)  5.36%       5.36%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.33%

 Worst Quarter:
 Q4 '98     1.24%


[BAR CHART APPEARS HERE]
1998       5.31%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/30/97)  5.31%       5.35%
 -------------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '97     0.89%

 Worst Quarter:
 Q4 '98     0.76%


[BAR CHART APPEARS HERE]
1997       3.43%
1998       3.24%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (INCEPTION 5/1/96)  3.24%       3.33%
 ------------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of a Fund.


                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                   0.205%    0.205% 0.205%
Preferred Administration Fees                        0.100%    0.100% 0.100%
Other Expenses3                                      0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/                     0.340%    0.330% 0.039%
-----------------------------------------------------------------------------

See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Preferred Administration Fees/3/                      0.10%    0.10%   0.10%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.28%    0.28%   0.28%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




   TREASURY                          TREASURY
  OBLIGATIONS                       INSTRUMENTS                                         GOVERNMENT
     FUND                              FUND                                                FUND
--------------------------------------------------------------------------------------------------
      None                              None                                                None
      None                              None                                                None
      None                              None                                                None
      None                              None                                                None
      None                              None                                                None
    0.205%                            0.205%                                              0.205%
    0.100%                            0.100%                                              0.100%
    0.025%                            0.085%                                              0.025%
--------------------------------------------------------------------------------------------------
    0.330%                            0.390%                                              0.330%
--------------------------------------------------------------------------------------------------


See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                      TREASURY    TREASURY
                                                     OBLIGATIONS INSTRUMENTS GOVERNMENT
                                                        FUND        FUND        FUND
 --------------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%       0.17%      0.17%
  Preferred Administration Fees/3/                      0.10%       0.10%      0.10%
  Other Expenses/4/                                     0.01%       0.01%      0.01%
 --------------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense limitations)             0.28%       0.28%      0.28%
 --------------------------------------------------------------------------------------


                                                      TAX-FREE    MUNICIPAL
                                            FEDERAL MONEY MARKET MONEY MARKET
                                             FUND       FUND         FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on
 Purchases                                    None       None         None
Maximum Deferred Sales Charge (Load)          None       None         None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None       None         None
Redemption Fees                               None       None         None
Exchange Fees                                 None       None         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS):/1/
Management Fees/2/                          0.205%     0.205%       0.205%
Preferred Administration Fees               0.100%     0.100%       0.100%
Other Expenses3                             0.035%     0.025%       0.285%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/            0.340%     0.330%       0.590%
-----------------------------------------------------------------------------


See page 15 for all other footnotes

 *As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be termi-nated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                             TAX-FREE MUNICIPAL
                                                              MONEY     MONEY
                                                     FEDERAL  MARKET   MARKET
                                                      FUND     FUND     FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                  0.17%   0.17%     0.17%
  Preferred Administration Fees/3/                    0.10%   0.10%     0.10%
  Other Expenses/4/                                   0.01%   0.01%     0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                   0.28%   0.28%     0.28%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



 /1/The Funds' annual operating expenses have been restated to reflect cur-rent fees, except for the Municipal Money Market Fund which are based on estimated amounts for the current fiscal year.
 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035%. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their cus-tomers' accounts. Such fees may affect the return customers realize with respect to their investments.
 /4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $35    $109    $191     $431
-------------------------------------------------------
MONEY MARKET             $34    $106    $185     $388
-------------------------------------------------------
PREMIUM MONEY MARKET     $40    $125    $219     $463
-------------------------------------------------------
TREASURY OBLIGATIONS     $34    $106    $185     $388
-------------------------------------------------------
TREASURY INSTRUMENTS     $40    $125    $219     $463
-------------------------------------------------------
GOVERNMENT               $34    $106    $185     $388
-------------------------------------------------------
FEDERAL                  $35    $109    $191     $401
-------------------------------------------------------
TAX-FREE MONEY MARKET    $34    $106    $185     $418
-------------------------------------------------------
MUNICIPAL MONEY MARKET   N/A     N/A     N/A      N/A
-------------------------------------------------------

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Preferred Shares in connection with their customers' accounts. You should contact your Service Organization for information regard-ing such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain Service Organizations that invest in Preferred Shares on behalf of their customers may also receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of April , 1999, GSAM, together with its affiliates, acted as investment adviser or distribu-tor for assets in excess of $ billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year Ended
  Fund                    Contractual Rate     December 31, 1998
 -------------------------------------------------------------------
  Prime Obligations            0.205%                0.17%
 -------------------------------------------------------------------
  Money Market                 0.205%                0.17%
 -------------------------------------------------------------------
  Premium Money Market         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Obligations         0.205%                0.17%
 -------------------------------------------------------------------
  Treasury Instruments         0.205%                0.17%
 -------------------------------------------------------------------
  Government                   0.205%                0.17%
 -------------------------------------------------------------------
  Federal                      0.205%                0.17%
 -------------------------------------------------------------------
  Tax-Free Money Market        0.205%                0.17%
 -------------------------------------------------------------------
  Municipal Money Market       0.205%                N/A*
 -------------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

                                                                            1-DD

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 The Investment Adviser has voluntarily agreed not to impose a portion of its management fee and/or to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable under service and administration plans for certain share classes, taxes, interest, brokerage and litigation, indemnifi-cation and other extraordinary expenses). GSAM may discontinue or modify any such reductions or limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these sys-tems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

2-DD

                                                               SERVICE PROVIDERS


 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

                                                                            3-DD

Taxation


Each Fund intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividend and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

4-DD

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Preferred Shares.

 HOW TO BUY SHARES


 How Can I Purchase Preferred Shares Of The Funds?
 Generally, Preferred Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Preferred Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations may place a purchase order in writing or by telephone.



 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower -- 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion. Subsequent purchase orders should be accompanied by information iden-tifying the account and the Fund in which Preferred Shares are to be pur-chased.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub- cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

                                                                            1-HH

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern, as sub-custodian for State Street;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds --
  (Name of Fund and Class of Shares), 4900 Sears Tower -- 60th Floor, Chica-go, IL. 60606-6372. The Trust will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal funds are received:       Dividends begin:
 ------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds
  (except Government, Treasury Obligations and Premium Money
   Market Funds):
   . By 3:00 p.m. New York time                               Same business day
   . After 3:00 p.m. New York time                            Next business day
 ------------------------------------------------------------------------------
  Government, Treasury Obligations and Premium
   Money Market Funds:
   . By 5:00 p.m. New York time                               Same business day
   . After 5:00 p.m. New York time                            Next business day
 ------------------------------------------------------------------------------
  Municipal Money Market Fund:
   . By 1:00 p.m. New York time                               Same business day
   . After 1:00 p.m. New York time                            Next business day
 ------------------------------------------------------------------------------
  Tax-Free Money Market Fund:
   . By 2:00 p.m. New York time                               Same business day
   . After 2:00 p.m. New York time                            Next business day
 ------------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Preferred Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:

2-HH

                                                               SHAREHOLDER GUIDE

 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a preferred administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust of up to 0.10% (on an annualized basis) of the aver-age daily net assets of the Preferred Shares of the Funds, which are attrib-utable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Preferred Shares, each Fund also offers other classes of shares to investors. These other classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------------------
  Minimum initial investment      $10 million (may be allocated
                                  among the Funds)
 --------------------------------------------------------------
  Minimum account balance         $10 million
 --------------------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------------------

                                                                            3-HH

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Preferred Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Pre-ferred Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Preferred Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                     (Value of Assets of the Class)
                      - (Liabilities of the Class)
     NAV =      -------------------------------------------
                 Number of Outstanding Shares of the Class

                Fund                 NAV Calculated
 -------------------------------------------------------------------------
  Prime Obligations, Money Market,   As of the close of regular trading of
   Federal,                          the New York Stock Exchange
   Tax-Free Money Market, Treasury   (usually 4:00 p.m. New York time)
   Instruments and Municipal Money   on each business day
   Market Funds
 -------------------------------------------------------------------------
  Premium Money Market, Treasury     As of 5:00 p.m. New York time
   Obligations and Government Funds  on each business day
 -------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street each business day. Fund Shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.


4-HH

                                                               SHAREHOLDER GUIDE

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Preferred Shares Of The Funds?
 Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Preferred Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.



 --------------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------------------
  By Telephone:    1-800-621-2550 (8:00 a.m. 4:00 p.m. New York time)
 --------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and

                                                                            5-HH
  signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  Redemption Request Received        Redemption Proceeds     Dividends
 ---------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds
  (except Government, Treasury
   Obligations and Premium Money
   Market Funds):
   . By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                             request is received
   . After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                             is received
 ---------------------------------------------------------------------------------
  Government, Treasury Obligations
   and Premium Money Market Funds:
   . By 5:00 p.m. New York time      Wired same business day Not earned on day
                                                             request is received
   . After 5:00 p.m. New York time   Wired next business day Earned on day request
                                                             is received
 ---------------------------------------------------------------------------------
  Municipal Money Market Fund:
   . By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                             request is received
   . After 12:00 p.m. New York time  Wired next business day Earned on day request is received
 ---------------------------------------------------------------------------------
  Tax-Free Money Market Fund:
   . By 1:00 p.m. New York time      Wired same business day Not earned on day
                                                             request is received
   . After 1:00 p.m. New York time   Wired next business day Earned on day request
                                                             is received
 ---------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinar-

6-HH

                                                               SHAREHOLDER GUIDE

  ily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption request:

 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Preferred Shares of any Service Organization whose account bal-ance falls below the minimum as a result of earlier redemptions. The Funds will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

                                                                            7-HH

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Preferred Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.



  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                   . The recordholder name(s) and signature(s)
                   . The account number
                   . The Fund name and Class of Shares
                   . The dollar amount to be exchanged
                   . Mail the request to:
                     Goldman Sachs Funds
                     Name of Fund and Class of Shares,
                     4900 Sears Tower - 60th Floor,
                     Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone
                   redemption privilege on your Account Application:
                   . 1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                     New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identical by regis-tered account. Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

8-HH

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Preferred
 Shares?
 Service Organizations will receive annual reports containing audited finan-cial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to Service Organizations. Service Organi-zations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                            9-HH

Dividends

 Dividends will be distributed to Service Organizations monthly. Service Organizations may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund

 Service Organizations may indicate their election on the Account Applica-tion. Any changes may be submitted in writing to Goldman Sachs at any time. If Service Organizations do not indicate any choice, dividends and distribu-tions will be reinvested automatically in the applicable Fund.

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

                          DIVIDEND DECLARATION TIME
  FUND                         (NEW YORK TIME)
---------------------------------------------------
  PRIME OBLIGATIONS               4:00 p.m.
---------------------------------------------------
  MONEY MARKET                    4:00 p.m.
---------------------------------------------------
  PREMIUM MONEY MARKET            5:00 p.m.
---------------------------------------------------
  TREASURY OBLIGATIONS            5:00 p.m.
---------------------------------------------------
  TREASURY INSTRUMENTS            4:00 p.m.
---------------------------------------------------
  GOVERNMENT                      5:00 p.m.
---------------------------------------------------
  FEDERAL                         4:00 p.m.
---------------------------------------------------
  TAX-FREE MONEY MARKET           4:00 p.m.
---------------------------------------------------
  MUNICIPAL MONEY MARKET          4:00 p.m.
---------------------------------------------------

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and

 December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

 The income declared as a dividend for the Treasury Obligations, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differ-ences, if any, will be included in the calculation of subsequent dividends.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury obligations are securities issued or guaranteed by the U.S. Treasury. Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises. Unlike U.S. Treasury obligations, U.S. Government securities can be supported by either (a) the full faith and credit of the U.S. Government (such as the Gov-ernment National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer.

U.S. Government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government securities also include zero coupon bonds.

                                                                            1-FF

 Some Funds invest in U.S. Treasury obligations and certain U.S. Government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and Student Loan Market-ing Association.

 U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Certain Funds may also acquire U.S. Government securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in U.S. bank obligations when a bank has more than $1 billion in total assets at the time of purchase or is a subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

 If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activi-ties of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Sig-nificant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisi-tion activity and geographic expansion. Banks may be particu-

2-FF

                                                                      APPENDIX A

 larly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Foreign Government Obligations and Related Foreign Risks. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

 Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regula-tion, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and gener-ally are not bound by the accounting, auditing and financial reporting stan-dards applicable to U.S. banks.

                                                                            3-FF

 Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a sin-gle joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

 Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental reve-nue bonds which are issued by a state or local authority for capital pro-jects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obliga-

4-FF

                                                                      APPENDIX A

 tions. Industrial development bonds ("private activity bonds") are a spe-cific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

 Tender Option Bonds. A tender option bond is a municipal obligation (gener-ally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than pre-vailing short-term, tax-exempt rates. The bond is typically issued in con-junction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after pay-ment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the matu-rity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.

 Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that per-mits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

 Industrial Development Bonds. Certain Funds may invest in industrial devel-opment bonds (private activity bonds), the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest divi-dends" to shareholders under the federal alternative minimum tax.

 Other Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an

                                                                            5-FF
 economic, business or political development or change affecting one munici-pal obligation would also affect the other municipal obligation. For exam-ple, such Funds may invest all of their respective assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal obligations whose issuers are in the same state, or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

 Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obliga-tions. Letters of credit and other obligations of foreign banks and finan-cial institutions may involve risks in addition to those of domestic obliga-tions. See "Foreign Government Obligations and Related Foreign Risks" above. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

 In order to enhance the liquidity, stability or quality of a municipal obli-gation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

 Miscellaneous Investments and Policies

 Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in inter-est rate levels. Subject to the conditions for using amortized cost valua-tion under the Investment Company Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury obligation or U.S. Government security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand fea-tures may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are condi-

6-FF

                                                                      APPENDIX A

 tional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may pur-chase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transac-tion. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund would gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dis-pose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Other Investment Companies. A Fund may invest in securities of other invest-ment companies subject to the limitations prescribed by the Investment Com-pany Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibi-tion on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:

  . Both domestic and foreign securities that are not readily marketable . Certain municipal leases and participation interests
  . Certain stripped mortgage-backed securities

                                                                            7-FF

  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

 Investing in restricted securities may decrease the liquidity of a Fund's portfolio.

 Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

 Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interests of the Fund and its shareholders.

8-FF

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Preferred Shares                       1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Years Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      Appendix B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.06        (0.06)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST Shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced July 14)     1.00      0.02        (0.02)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced May 18)              1.00      0.03        (0.03)
1994-FST Administration shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------
   1.00      4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00      4.65c      66,560     0.36c        4.82c       0.50c        4.68c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred Shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Year Ended January 31,
1994-FST shares                                 1.00      0.03        (0.03)
1994-FST Administration shares                  1.00      0.03        (0.03)
1994-FST Service shares                         1.00      0.03        (0.03)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                         ------------------------
                       Net                  Ratio of net             Ratio of net
Net asset           assets at  Ratio of net  investment   Ratio of    investment
value at               end     expenses to   income to   expenses to  income to
   end     Total    of period  average net  average net  average net average net
of period  returnb  (in 000's)    assets       assets      assets       assets
---------------------------------------------------------------------------------
  $1.00      5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00      5.29      285,240     0.28         5.20        0.33         5.15
   1.00      5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00      4.87      501,619     0.68         4.69        0.73         4.64
---------------------------------------------------------------------------------
   1.00      5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00      5.40      245,355     0.28         5.32        0.33         5.27
   1.00      5.24      738,865     0.43         5.12        0.48         5.07
   1.00      4.98      312,991     0.68         4.87        0.73         4.82
---------------------------------------------------------------------------------
   1.00      5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00      5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00      5.09      536,895     0.43         4.97        0.49         4.91
   1.00      4.83      220,560     0.68         4.72        0.74         4.66
---------------------------------------------------------------------------------
   1.00      5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00      5.69      283,186     0.43         5.47        0.48         5.42
   1.00      5.43      139,117     0.68         5.21        0.73         5.16
---------------------------------------------------------------------------------
   1.00      4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00      3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00      3.71c      81,162     0.68c        3.82c       0.75c        3.75c
---------------------------------------------------------------------------------
   1.00      3.11      812,420     0.17         3.01        0.24         2.94
   1.00      2.85       24,485     0.42         2.76        0.49         2.69
   1.00      2.60       35,656     0.67         2.51        0.74         2.44
---------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Year Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced March 3)             1.00      0.04        (0.04)
1997-FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997-FST Service shares (commenced March 5)     1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                        waiver of fees and no
                                                         expense limitations
                                                       ------------------------
                      Net
                   assets at              Ratio of net             Ratio of net
Net asset             end    Ratio of net  investment   Ratio of    investment
value at           of period expenses to   income to   expenses to  income to
   end      Total     (in    average net  average net  average net average net
of period  returnb  000's)      assets       assets      assets       assets
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND




                                             Net asset
                                             value at     Net     Distributions
                                             beginning investment      to
                                             of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                                $1.00     $0.05       $(0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares (commenced May 16)      1.00      0.03        (0.03)
-------------------------------------------------------------------------------
For the Period Ended December 31,d
1994-FST shares                                 1.00      0.04        (0.04)
1994-FST Administration shares                  1.00      0.04        (0.04)
-------------------------------------------------------------------------------
For the Period Ended January 31,
1993-FST shares (commenced April 6)             1.00      0.03        (0.03)
1993-FST Administration shares (com-
 menced September 1)                            1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                           Net asset
                                           value at     Net     Distributions
                                           beginning investment      to
                                           of period  incomea   shareholders
-----------------------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares                              $1.00     $0.05       $(0.05)
1998-FST Preferred shares                     1.00      0.05        (0.05)
1998-FST Administration shares                1.00      0.05        (0.05)
1998-FST Service shares                       1.00      0.05        (0.05)
-----------------------------------------------------------------------------
For the Period Ended December 31,
1997-FST shares (commenced February 28)       1.00      0.05        (0.05)
1997-FST Preferred shares (commenced May
 30)                                          1.00      0.03        (0.03)
1997-FST Administration shares (commenced
 April 1)                                     1.00      0.04        (0.04)
1997-FST Service shares (commenced March
 25)                                          1.00      0.04        (0.04)
-----------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                            Net asset
                            value at     Net     Distributions
                            beginning investment      to
                            of period  incomea   shareholders
--------------------------------------------------------------
For the Years Ended December 31,
1998-FST shares               $1.00     $0.03       $(0.03)
1998-FST Preferred shares      1.00      0.03        (0.03)
1998-FST Administration
 shares                        1.00      0.03        (0.03)
1998-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1997-FST shares                1.00      0.04        (0.04)
1997-FST Preferred shares      1.00      0.03        (0.03)
1997-FST Administration
 shares                        1.00      0.03        (0.03)
1997-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1996-FST shares                1.00      0.03        (0.03)
1996-FST Preferred shares
 (commenced May 1)             1.00      0.02        (0.02)
1996-FST Administration
 shares                        1.00      0.03        (0.03)
1996-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
1995-FST shares                1.00      0.04        (0.04)
1995-FST Administration
 shares                        1.00      0.04        (0.04)
1995-FST Service shares        1.00      0.03        (0.03)
--------------------------------------------------------------
For the Period Ended December 31,
1994-FST shares (commenced
 July 19)                      1.00      0.02        (0.02)
1994-FST Administration
 shares (commenced August
 1)                            1.00      0.01        (0.01)
1994-FST Service shares
 (commenced September 23)      1.00      0.01        (0.01)
--------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                        ------------------------
                      Net                  Ratio of net             Ratio of net
Net asset          assets at  Ratio of net  investment   Ratio of    investment
value at              end     expenses to   income to   expenses to  income to
   end      Total  of period  average net  average net  average net average net
of period  returnb (in 000's)    assets       assets      assets       assets
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

  xx General Investment Management
     Approach
  xx Fund Investment Objectives and
     Strategies
      xx Prime Obligations Fund
      xx Money Market Fund
      xx Premium Money Market Fund
      xx Treasury Obligations Fund
      xx Treasury Instruments Fund
      xx Government Fund
      xx Federal Fund
      xx Tax-free Money Market Fund
      xx Municipal Money Market Fund
  xx Principal Risks of the Funds
  xx Fund Performance
  xx Fund Fees And Expenses
  xx Service Providers
  xx Taxation

  xx Shareholder Guide
      xx How to Buy Shares
      xx How to Sell Shares
  xx Dividends
 A-1 Appendix
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 B-1 Appendix
     Financial Highlights

Financial Square Funds
Prospectus (FST Preferred Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone--Call 1-800-621-2550
 By mail--Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail--gs-funds@gs.com
 On the Internet--Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC--http://www.sec.gov
    Goldman Sachs--http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                     [LOGO]

         The Funds' investment company registration number is 811-5349.

  Prospectus                        Class A, B
                                    and C Shares

                                    May 1, 1999



  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

                                           .Goldman Sachs
                                            Conservative
                                            Strategy
                                            Portfolio

                                           .Goldman Sachs
         (INSERT ARTWORK)                   Balanced
                                            Strategy
                                            Portfolio
                                            (formerly, the
                                            Income Strategy
                                            Portfolio)

                                           .Goldman Sachs
                                            Growth and
                                            Income Strategy
                                            Portfolio

                                           .Goldman Sachs
                                            Growth Strategy
                                            Portfolio

                                           .Goldman Sachs
                                            Aggressive
                                            Growth Strategy
                                            Portfolio


  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  "PORTFOLIOS."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

                                              [GOLDMAN SACHS LOGO APPEARS HERE]

General Investment
Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Advis-er") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Portfolio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchange-ably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as invest-ment adviser or principal underwriter (the "Underlying Funds"). Some of these Funds invest primarily in fixed-income or money market securities (the "Under-lying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). You may choose to invest in one or more of the Portfolios based on your personal investment goals, risk tolerance, and finan-cial circumstances.

Goldman Sachs' Asset Allocation Investment Philosophy
The Investment Adviser's Quantitative Research Group uses disciplined quantita-tive models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to cap-ture fundamental relationships that it believes make sense. While the Invest-ment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

Each Portfolio starts with a "base-line" or strategic allocation among the var-ious asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighing attractive markets and underweighing unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighed in seek-ing to achieve higher expected returns

 The Asset Allocation Investment Philosophy involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

                                                                             1-Z
 against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecast with economic equilibrium in seeking to construct risk-controlled portfolios.

2-Z

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in International Underlying Equity Funds.

                                                                             3-Z

Goldman Sachs Balanced Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

4-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the CORE Fixed Income and Global Income Funds.

                                                                             5-Z

Goldman Sachs Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

6-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                                                             7-Z

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

8-Z

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

                                                                             9-Z

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes the types of risks from which loss may result:

^Investing in the Underlying Funds
The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfo-lios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfo-lio or any Underlying Fund will be achieved.

^Investments of the Underlying Funds
Because the Portfolios invest in the Underlying Funds, the Portfolios' share-holders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transac-tions; purchase zero coupon bonds and payment-in-kind bonds; purchase securi-ties issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and

10-Z

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 illiquid securities; purchase securities on a when-issued or delayed deliv-ery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.

 ^Affiliated Persons
 In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Under-lying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust (the "Trust") may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

 ^Expenses
 You may invest in the Underlying Funds directly. By investing in the Under-lying Funds indirectly through a Portfolio, you will incur not only a pro-portionate share of the expenses of the Underlying Funds held by the Portfo-lio (including operating costs and investment management fees), but also expenses of the Portfolio.

 ^Temporary Investments
 Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, cer-tificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limi-tation in short-term obligations.

 ^Other Risks
 Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;"
 (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in its prospectus because of unusual market condi-tions, high volume of redemption requests or other reasons (Liquidity Risk) or (3) the risk that a strategy used by the investment adviser may fail to produce the intended results (Management Risk).

                                                                            11-Z

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

12-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value    Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                                                                            13-Z

                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

14-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                                                  Approximate
                                Investment       Duration or     Interest Rate
  Fund                          Objectives        Maturity        Sensitivity
 -----------------------------------------------------------------------------
  Financial Square Prime      Maximize       Maximum Maturity of 3-month
   Obligations                current income Individual          treasury bill
                              to the extent  Investments = 13
                              consistent     months at time of
                              with the       purchase. Maximum
                              maintenance of Dollar-Weighted
                              liquidity.     Average Portfolio
                                             Maturity = 90 days
 -----------------------------------------------------------------------------
  Adjustable Rate Government  A high level   Target Duration =   9-month U.S.
                              of current     6-month to 1-year   Treasury bill
                              income,        U.S. Treasury
                              consistent     Securities Maximum
                              with low       Duration*= 2 years
                              volatility of
                              principal.
 -----------------------------------------------------------------------------
  Short Duration Government   A high level   Target Duration = 2 2-year U.S.
                              of current     year U.S. Treasury  Treasury note
                              income and     Security plus or
                              secondarily,   minus .5 years
                              in seeking     Maximum Duration*=
                              current        3 years
                              income, may
                              also consider
                              the potential
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  Government Income           A high level   Target Duration =   5-year U.S.
                              of current     Lehman Brothers     Treasury note
                              income,        Mutual Fund
                              consistent     Government/Mortgage
                              with safety of Index plus or minus
                              principal.     1 year Maximum
                                             Duration*= 6 years
 -----------------------------------------------------------------------------
  Core Fixed Income           Total return   Target Duration =   5-year U.S.
                              consisting of  Lehman Brothers     Treasury note
                              capital        Aggregate Bond
                              appreciation   Index plus or minus
                              and income     1 year Maximum
                              that exceeds   Duration*= 6 years
                              the total
                              return of the
                              Lehman
                              Brothers
                              Aggregate Bond
                              Index.
 -----------------------------------------------------------------------------
  Global Income               A high total   Target Duration =   6-year
                              return,        J.P. Morgan Global  government
                              emphasizing    Government Bond     bond
                              current        Index (hedged) plus
                              income, and,   or minus 2.5 years
                              to a lesser    Maximum Duration*=
                              extent,        7.5 years
                              providing
                              opportunities
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  High Yield                  A high level   Target Duration =   6-year bond
                              of current     Lehman Brothers
                              income and     High Yield Bond
                              capital        Index plus or minus
                              appreciation.  2.5 years Maximum
                                             Duration* = 7.5
                                             years
 -----------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                                                            15-Z

                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage and asset-
  and foreign                      BBB/Baa At                         backed securities,
  governments and                  least 50% =                        foreign currencies
  corporations.                    AAA/Aaa                            and repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  Except for temporary             At least 65%                       Mortgage-backed and
  defensive purposes,              = BB/Ba or                         asset-backed
  at least 65% of                  below                              securities, U.S.
  assets in fixed-                                                    Government
  income securities                                                   Securities,
  rated below                                                         investment grade
  investment grade,                                                   corporate fixed-
  including U.S. and                                                  income securities,
  non-U.S. dollar                                                     structured
  corporate debt,                                                     securities, foreign
  foreign government                                                  currencies and
  securities,                                                         repurchase
  convertible                                                         agreements
  securities and                                                      collateralized by
  preferred stock.                                                    U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

16-Z

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

 ^Market Risk--The risk that the value of the securities in which an Under-lying Fund invests may go up or down in response to the prospects of indi-vidual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 ^Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 ^Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 ^Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemp-tion requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
 ^Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 ^Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 ^Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 ^Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed secu-

                                                                            17-Z

  rity) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 ^Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 ^Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 ^Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 ^Concentration Risk--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primar-ily in equity securities of Japanese companies. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were not so concentrated, to the risks of adverse securities markets, exchange rates and social, political, regu-latory or economic events which may occur in that country or region.
 ^Foreign Risks--Underlying Funds that invest in foreign securities will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

18-Z

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

 ^Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investments in more developed countries.
 ^"Junk Bond" Risk--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are consid-ered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securi-ties may be subject to greater price volatility due to such factors as spe-cific corporate developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.
 ^Small Cap Stock and REIT Risks--The securities of small capitalization com-panies and REITs involve greater risks than those associated with larger, more established companies, and the securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack suf-ficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            19-Z

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year; and (b) how the average annual returns of a Portfolio's Class A, B and C Shares compare to those of a broad-based securities market index. The bar chart and table assume rein-vestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. The average annual total return calculation reflects a maximum ini-tial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conservative Strategy Portfolio did not commence opera-tions until February 8, 1999. Since the Portfolio has less than one calendar year's performance, no performance information is provided in this section.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter:
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                       %          %
  S&P 500 Index*                                %          %
  Two-Year U.S. Treasury Security**             %          %
  Lehman Brothers High Yield Bond Index***      %          %
 -----------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                %          %
  S&P 500 Index*                                %          %
  Two-Year U.S. Treasury Security**             %          %
  Lehman Brothers High Yield Bond Index***      %          %
 -----------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                %          %
  S&P 500 Index*                                %          %
  Two-Year U.S. Treasury Security**             %          %
  Lehman Brothers High Yield Bond Index***      %          %
 -----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter:
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998        1 Year Since Inception
 ---------------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                          %           %
  S&P 500 Index*                                   %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**              %           %
  Lehman Brothers Aggregate Bond Index***          %           %
  Lehman Brothers High Yield Bond Index+           %           %
 ---------------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                   %           %
  S&P 500 Index*                                   %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**              %           %
  Lehman Brothers Aggregate Bond Index***          %           %
  Lehman Brothers High Yield Bond Index+           %           %
 ---------------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                   %           %
  S&P 500 Index*                                   %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**              %           %
  Lehman Brothers Aggregate Bond Index***          %           %
  Lehman Brothers High Yield Bond Index+           %           %
 ---------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Corporate Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
   East (EAFE) Index is a market capitalization-weighted composite of securities in twenty developed markets. The Index does not reflect any fees or expenses.
***The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
+ The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter:
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                                   %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                            %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                            %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------

  *The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
 ** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
    East (EAFE) Index is a market capitalization-weighted composite of securities in twenty developed markets. The Index does not reflect any fees or expenses.
***The Russell 2000 Index is an unmanaged index of common stock prices. The
  Index figures do not reflect any fees or expenses.
  + The unmanaged Morgan Stanley Capital International Emerging Markets Free
    (EMF) Index is a market capitalization-weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter:
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                                   %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                            %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                            %           %
  S&P 500 Index*                                            %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                       %           %
  Russell 2000 Index***                                     %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                        %           %
 ------------------------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
 ** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
    East (EAFE) Index is a market capitalization-weighted composite of securities in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged Morgan Stanley Capital International Emerging Markets Free
  (EMF) Index is a market capitalization-weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      (This page intentionally left blank)

Portfolio Fees and Expenses
(Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.


                                                   Conservative Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.44%     0.44%     0.44%
Underlying Fund Expenses/6/                        0.55%     0.55%     0.55%
-------------------------------------------------------------------------------
Total Other Expenses                               0.99%     0.99%     0.99%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.59%     2.34%     2.34%
-------------------------------------------------------------------------------

See page 13 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                           Conservative Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.55%   0.55%   0.55%
 --------------------------------------------------------------------------------
  Total Other Expenses                                     0.74%   0.74%   0.74%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)*                       1.14%   1.89%   1.89%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



                                                     Balanced Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.62%     0.62%     0.62%
Underlying Fund Expenses/6/                        0.69%     0.69%     0.69%
-------------------------------------------------------------------------------
Total Other Expenses                               1.31%     1.31%     1.31%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.91%     2.66%     2.66%
-------------------------------------------------------------------------------

See page 13 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                             Balanced Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.69%   0.69%   0.69%
 --------------------------------------------------------------------------------
  Total Other Expenses                                     0.88%   0.88%   0.88%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)*                       1.28%   2.03%   2.03%
 --------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                                     Growth and Income
                                                    Strategy Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.35%     0.35%     0.35%
Underlying Fund Expenses/6/                        0.79%     0.79%     0.79%
-------------------------------------------------------------------------------
Total Other Expenses                               1.14%     1.14%     1.14%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.74%     2.49%     2.49%
-------------------------------------------------------------------------------

See page 13 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                                Growth and
                                                              Income Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.79%   0.79%   0.79%
 --------------------------------------------------------------------------------
  Total Other Expenses                                     0.98%   0.98%   0.98%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)*                       1.38%   2.13%   2.13%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES


                                                      Growth Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.38%     0.38%     0.38%
Underlying Fund Expenses/6/                        0.84%     0.84%     0.84%
-------------------------------------------------------------------------------
Total Other Expenses                               1.22%     1.22%     1.22%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.82%     2.57%     2.57%
-------------------------------------------------------------------------------

See page 13 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                         Growth Strategy
                                                            Portfolio
                                                     -----------------------
                                                     Class A Class B Class C
 ---------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
   assets):/6/
  Management Fees (for asset allocation)/7/           0.15%   0.15%   0.15%
  Distribution and Service Fees                       0.25%   1.00%   1.00%
  Other Expenses/8/                                   0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                         0.84%   0.84%   0.84%
 ---------------------------------------------------------------------------
  Total Other Expenses                                1.03%   1.03%   1.03%
 ---------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)*                  1.43%   2.18%   2.18%
 ---------------------------------------------------------------------------

                                               Aggressive Growth
                                              Strategy Portfolio
                                            -----------------------------
                                            Class A    Class B    Class C
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     5.5%/1/    None       None
Maximum Deferred Sales Charge (Load)/2/        None/1/    5.0%/3/    1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None       None
Redemption Fees/5/                             None       None       None
Exchange Fees/5/                               None       None       None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/     0.35%      0.35%      0.35%
Distribution and Service Fees                 0.25%      1.00%      1.00%
Other Expenses/8/                             0.56%      0.56%      0.56%
Underlying Fund Expenses/6/                   0.90%      0.90%      0.90%
----------------------------------------------------------------------------
Total Other Expenses                          1.46%      1.46%      1.46%
----------------------------------------------------------------------------
Total Portfolio Operating Expenses*           2.06%      2.24%      2.24%
----------------------------------------------------------------------------

See page 13 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                             Aggressive Growth
                                                            Strategy Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.90%   0.90%   0.90%
 --------------------------------------------------------------------------------
  Total Other Expenses                                     1.09%   1.09%   1.09%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)*                       1.49%   2.24%   2.24%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of redemption or the NAV when the shares were originally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each sub-sequent exchange during such period.
/6/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds. Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20%. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
/8/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Portfolio's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Conservative Strategy
Class A Shares             $703  $1,024  $1,368   $2,335
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $737  $1,030  $1,450   $2,489
 - Assuming no redemption  $237  $  730  $1,250   $2,489
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $337  $  730  $1,250   $2,676
 - Assuming no redemption  $237  $  730  $1,250   $2,676
---------------------------------------------------------
Balanced Strategy
Class A Shares             $667  $  916  $1,183    1,946
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $700  $  918  $1,262   $2,102
 - Assuming no redemption  $200  $  618  $1,062   $2,102
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $300  $  618  $1,062   $2,296
 - Assuming no redemption  $200  $  618  $1,062   $2,296
---------------------------------------------------------
Growth and Income
 Strategy
Class A Shares             $642  $  836  $1,047   $1,652
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $673  $  836  $1,123   $1,810
 - Assuming no redemption  $173  $  536  $  923   $1,810
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $273  $  536  $  923   $2,009
 - Assuming no redemption  $173  $  536  $  923   $2,009
---------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Growth Strategy
Class A Shares             $644   $845   $1,062   $1,685
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $676   $845   $1,139   $1,842
 - Assuming no redemption  $176   $545   $  939   $1,842
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $276   $545   $  939   $2,041
 - Assuming no redemption  $176   $545   $  939   $2,041
---------------------------------------------------------
Aggressive Growth
 Strategy
Class A Shares             $662   $898   $1,153   $1,881
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $694   $900   $1,232   $2,038
 - Assuming no redemption  $194   $600   $1,032   $2,038
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $294   $600   $1,032   $2,233
 - Assuming no redemption  $194   $600   $1,032   $2,233
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Class A, Class B and Class C Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares or for services to their accounts and/or the Portfolios. For additional information regarding such com-pensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

                                                     PORTFOLIO FEES AND EXPENSES



 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A Shares, Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representa-tives and employees for responding to inquiries of, and furnishing assis-tance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% service fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Conservative Strategy
  One New York Plaza                             Balanced Strategy
  New York, New York 10004                       Growth and Income Strategy
                                                 Growth Strategy
                                                 Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser                             Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004                       CORE Large Cap Value
                                                 Adjustable Rate Government
                                                 Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management                 International Equity
  International ("GSAMI")                        Japanese Equity
  133 Peterborough Court                         European Equity
  London EC4A 2BB                                International Small Cap
  England                                        Emerging Markets Equity
                                                 Asia Growth
                                                 Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

 Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's

                                                                            1-AA
 investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percent-age range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.
 Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

 The Investment Adviser also performs the following additional services for the Funds:

 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 -----------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 -----------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 -----------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-AA

                                                               SERVICE PROVIDERS


In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest. In addition, the following chart shows the contractual invest-ment management fees payable to the Investment Adviser by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be dis-continued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                                    Total
                                                      Contractual Operating
                                                      Management   Expense
Underlying Funds                                          Fee       Ratio
---------------------------------------------------------------------------
Financial Square Prime Obligations Money Market Fund    0.205%      0.18%
---------------------------------------------------------------------------
Short Duration Government Fund                           0.50%      0.54%
---------------------------------------------------------------------------
Adjustable Rate Government Fund                          0.40%      0.49%
---------------------------------------------------------------------------
Core Fixed Income Fund                                   0.40%      0.54%
---------------------------------------------------------------------------
Government Income Fund                                   0.90%      0.58%
---------------------------------------------------------------------------
Global Income Fund                                       0.70%      0.69%
---------------------------------------------------------------------------
High Yield Fund                                          0.80%      0.76%
---------------------------------------------------------------------------
Growth and Income Fund                                   0.70%      0.79%
---------------------------------------------------------------------------
CORE U.S. Equity Fund                                    0.75%      0.74%
---------------------------------------------------------------------------
CORE Large Cap Growth Fund                               0.75%      0.64%
---------------------------------------------------------------------------
CORE Large Cap Value Fund                                0.60%      0.64%
---------------------------------------------------------------------------
CORE Small Cap Equity Fund                               0.85%      0.93%
---------------------------------------------------------------------------
Capital Growth Fund                                      1.00%      1.04%
---------------------------------------------------------------------------
CORE International Equity Fund                           0.85%      1.01%
---------------------------------------------------------------------------
Mid Cap Value Fund                                       0.75%      0.89%
---------------------------------------------------------------------------
Small Cap Value Fund                                     1.00%      1.10%
---------------------------------------------------------------------------
International Equity Fund                                1.00%      1.14%
---------------------------------------------------------------------------
Japanese Equity Fund                                     1.00%      1.05%
---------------------------------------------------------------------------
European Equity Fund                                     1.00%      1.39%
---------------------------------------------------------------------------
International Small Cap Fund                             1.20%      1.40%
---------------------------------------------------------------------------
Emerging Markets Equity Fund                             1.20%      1.39%
---------------------------------------------------------------------------
Asia Growth Fund                                         1.00%      1.20%
---------------------------------------------------------------------------
Real Estate Securities Fund                              1.00%      1.04%
---------------------------------------------------------------------------


                                                                            3-AA

 PORTFOLIO MANAGERS


 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds and one CFA, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

                        Years Primarily
 Name and Title           Responsible   Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 Chairman, Co-Head                      Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

4-AA

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606, also serves as Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather

                                                                            5-AA
 than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to Janu-ary 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other service providers do not ade-quately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

6-AA

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:


                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy           Monthly        Annually
----------------------------------------------------------
Balanced Strategy               Monthly        Annually
----------------------------------------------------------
Growth and Income Strategy     Quarterly       Annually
----------------------------------------------------------
Aggressive Growth Strategy     Quarterly       Annually
----------------------------------------------------------
Growth Strategy                 Annually       Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a por-tion of the purchase price.

                                                                            7-AA

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs:
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust")

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                                             1-C

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  Maximum Amount You Can Buy In The Aggregate Across Funds  Class A No limit
                         -----------------------------------------------------
                                                            Class B $250,000
                         -----------------------------------------------------
                                                            Class C $1,000,000

 -----------------------------------------------------------------------------

  Initial Sales Charge  Class A Applies to purchases of less than $1 million--varies by
                                size of investment with a
                                maximum of 5.5%
                         -----------------------------------
                        Class B None
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------
  CDSC                  Class A 1.00% on certain investments
                                of $1 million or more if you
                                sell within 18 months
                         -----------------------------------
                        Class B 6 year declining CDSC with a
                                maximum of 5%
                         -----------------------------------
                        Class C 1% if shares are redeemed
                                within 12 months of purchase
 -----------------------------------------------------------
  Conversion Feature    Class A None
                         -----------------------------------
                        Class B Class B Shares convert to
                                Class A Shares after 8 years
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of

2-C

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
  .NAV per share of each share class is calculated by the Fund's custodian each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
  .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge. .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of

                                                                             3-C
 the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS REGARDING THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's reallowance may be changed periodically. During special promo-tions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject to a Sales Load" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the cal-endar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the pur-chase was made.


4-C

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if, your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May the CDSC on Class A, B or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares worth $500,000 or more; or
  .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of $200,000 or more; or
  .Are provided administrative services by certain third-party administra-tors that have entered into a special service arrangement with Goldman Sachs relating to such plans;
 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with

                                                                             5-C

  GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund's Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.

 .Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13 month period, the entire amount will be subject to the higher applicable sales charge. The Additional Statement has more information about the Statement of Intention.

6-C

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
   Year Since Purchase    Subject to CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                                             7-C
 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");

8-C

                                                               SHAREHOLDER GUIDE

 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 .Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B Shares will cause your Class B Shares (until con-version to Class A Shares) to have a higher expense ratios, and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an

                                                                             9-C
  initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid), than Class A Shares
  (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

10-C

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    4900 Sears Tower-60th Floor
                    Chicago, Illinois 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                    privileges on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -----------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where

                                                                            11-C
 the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

12-C

                                                               SHAREHOLDER GUIDE

 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request, unless you are selling shares you recently paid for by check. In that case, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund

                                                                            13-C

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written redemption request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee
                   .Mail the request to:
                   Goldman Sachs Funds c/o NFDS
                   P.O. Box 419711
                   Kansas City, MO 64141-6711
                   or for overnight delivery -
                   Goldman Sachs Funds c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .Call 1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)

14-C

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .Six free exchanges are allowed in each 12 month period.
  .A $12.50 fee may be charged for each subsequent exchange.
  .There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
  .The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
  .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
  .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
  .All exchanges which represent an initial investment in a Fund must sat-
   isfy the minimum initial investment requirements of that Fund.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
  .Goldman Sachs and NFDS may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
  .Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                                            15-C

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signatures obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

16-C

                                                               SHAREHOLDER GUIDE

 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

                                                                            17-C
 transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether they are authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

18-C

                                                               SHAREHOLDER GUIDE

 this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

                                                                            19-C

 Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 At any time, a portion of a Portfolio's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Under-lying Fund's portfolio securities. Therefore, subsequent distributions on a Portfolio's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from Underlying Fund investments may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

                                                                            1-NN

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

2-NN

Appendix A

Additional Information on the Underlying Funds
 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obli-gations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. Description of the Underlying Funds

 Underlying Equity Funds
 The investment advisers of the Underlying Equity Funds may, in choosing securities, utilize first-hand fundamental research, including visiting com-pany facilities to assess operations and to meet decision-makers. The investment advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the over-all investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Equity Fund will generally be sold when an investment adviser

                                                                            3-NN
 believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identi-fied.

 Domestic Value Style Funds. The Growth and Income, Mid Cap Value and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

 Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of suc-cess, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on cap-ital invested in the business. These Underlying Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

 Domestic Growth Style Fund. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment advis-er's opinion, at a reasonable price relative to other industries, competi-tors and historical price/ earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend or, to a lesser extent, in companies in which significant fur-ther growth is not anticipated but whose market value per share is thought to be undervalued.

 Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamen-tal techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are dis-cussed below.

 Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprie-tary multifactor models (each a "Multifactor Model") to forecast the returns of differ-

4-NN

                                                                      APPENDIX A

 ent markets, currencies and individual securities. In the case of an U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment advis-er, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

 In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio consists primarily of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

 Quantitative Multifactor Models. The Multifactor Models are rigorous comput-erized rating systems for forecasting the returns of different equity mar-kets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to fore-cast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorpo-rate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price vola-tility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the fac-tors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

 The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that con-siders each factor's historical performance in different market environ-ments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate fac-tors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most con-ventional, quantitative models. Securities

                                                                            5-NN
 and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive com-bination of investment characteristics.

 Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

 By employing both a quantitative (i.e., the Multifactor Models) and a quali-tative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

 Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach. This approach utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primar-ily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in its opin-ion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifi-able.

 Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is includes real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

6-NN

                                                                      APPENDIX A


 Underlying Fixed-Income Funds
 As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obliga-tions Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fixed-Income Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepay-ments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organiza-tion, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

 The Underlying Fixed-Income Funds may (but are not required to) employ cer-tain active management techniques to manage their duration and term struc-ture, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repur-chase agreements, reverse repurchase agreements and other investment prac-tices.

                                                                            7-NN

 B. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock mar-kets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk, In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mort-gage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. There-fore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the inter-est rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The turnover rates of the Underlying Funds have ranged from 41% to 315% dur-ing their most recent fiscal years. There can be no assurance that the turn-over rates of the Underlying Funds will remain within this range during sub-sequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.


8-NN

                                                                      APPENDIX A

 C. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of suffi-cient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact

                                                                            9-NN
 the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate secu-rities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States.

10-NN

                                                                      APPENDIX A

 In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwill-ing to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited

                                                                           11-NN
 in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. The International Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in emerging countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one emerging country. The Growth and Income, Small Cap Value, Mid Cap Value, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in emerging countries.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-

12-NN

                                                                      APPENDIX A

 ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Underlying Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time

                                                                           13-NN
 and only then at a substantial drop in price. Investments in emerging coun-tries may be more difficult to price precisely because of their characteris-tics and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  ^Both domestic and foreign securities that are not readily marketable ^Certain municipal leases and participation interests
  ^Certain stripped mortgage-backed securities
  ^Repurchase agreements and time deposits with a notice or demand period of more than seven days
  ^Certain over-the-counter options
  ^Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Risks of Non-Diversification and Concentration. The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

14-NN

                                                                      APPENDIX A


 Temporary Investment Risks. Each Underlying Fund (other than the CORE Funds) may invest up to 100% of its total assets, and each CORE Fund may invest up to 35% of its total assets, in short-term debt securities. When an Under-lying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 D. Investment Securities and Techniques

 U.S. Government Securities. The Underlying Funds may invest in U.S. Govern-ment Securities. Generally, these securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and U.S. Government Securities that have been stripped by the U.S. Government, where the interest and principal components of the securities are traded independently. Interests in U.S. Government Securities may be purchased in the form of custodial receipts.

 Mortgage-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may invest in so-called "Mortgage-Backed Securities." These securities represent direct or indirect participations in, or are collater-alized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmen-tal or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." How-ever, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), real estate mortgage invest-ment conduit ("REMIC") pass-through or participation certificates and stripped mortgage-backed securities ("SMBS"). CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by inter-ests in real property and other permitted investments. SMBS are derivative multiple class Mortgage-Backed Securities. The market value of SMBS consist-ing entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage

                                                                           15-NN
 loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may also invest in asset-backed securities. Certain Funds' Asset-Backed securities are limited to securities that are issued or guaran-teed by U.S. government agencies, instrumentalities or sponsored enter-prises. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may make limited investments in instruments issued by state and local governmental issuers. These securi-ties may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. The Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

16-NN

                                                                      APPENDIX A


 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Underlying Fund may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a dis-count from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the five CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%,
 respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-

                                                                           17-NN
 income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately spec-ulative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. The Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. The Underlying Funds may, to the extent con-sistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a currency dif-ferent from that in which the hedged security is denominated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. The Underlying Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

18-NN

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's value to fluc-tuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securi-ties index comprised of securities in which it may invest. An Underlying Fund, may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

                                                                           19-NN

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 The Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securi-ties prices or currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. The Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedg-ing purposes as defined in regulations of the Commodity Futures Trading Com-mission or to seek to increase total return to the extent permitted by such regulations. The Underlying Funds may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on an Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of an Underlying Fund's net assets. Futures contracts and related options present the following risks:

^While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

^Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired pro-tection may not be obtained and an Underlying Fund may be exposed to addi-tional risk of loss.

^The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

20-NN

                                                                      Appendix A


^Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.

^As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to an Underlying Fund.

^Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

 ^Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Standard and Poor's Depository Receipts. Each Underlying Equity Fund may, consistent with its investment policies, purchase Standard & Poor's Deposi-tory

                                                                           21-NN

 Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the list-ing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected, and the Underlying Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, an Underlying Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to

22-NN

                                                                      APPENDIX A

 exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to an Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments before settlement whenever its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Underlying Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities. If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Under-lying Fund in connection with the repurchase agreements are less than the repurchase price and the cost of the Underlying Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of

                                                                           23-NN
 bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to an Underlying Fund's shareholders. In addition, certain Underlying Funds, together with other registered investment companies having advisory agree-ments with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or let-ters of credit in an amount at least equal to the market value of the secu-rities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into "mortgage dollar rolls." A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the current month, simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the

24-NN

                                                                      APPENDIX A

 cash proceeds of the securities sold. Unless the benefits of a mortgage dol-lar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the performance of the Underlying Fund.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. The Underlying Funds can bor-row money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including inter-est). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addi-tion, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest

                                                                           25-NN
 rate swaps in that they represent commitments to pay and receive interest.
 The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the investment adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

 Miscellaneous Techniques

 In addition to the techniques and investments described above, certain Underlying Funds may engage in the following techniques and investments: (i) yield curve options (Underlying Fixed-Income Funds and Real Estate Securi-ties Fund only); (ii) loan participations (High Yield Fund only); and (iii) unseasoned companies.

26-NN

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS



                                                       Income from
                                                investment operations(e)
                                                -------------------------

                                      Net asset
                                       value,      Net      Net realized
                                      beginning investment and unrealized
                                      of period   income       gain
-------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.25        $0.38
  1998 - Class B Shares                 10.00      0.19         0.38
  1998 - Class C Shares                 10.00      0.19         0.39
  1998 - Institutional Shares           10.00      0.30         0.39
  1998 - Service Shares                 10.00      0.25         0.37
-------------------------------------------------------------------------
  Goldman Sachs Growth and Income
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.18        $0.47
  1998 - Class B Shares                 10.00      0.12         0.46
  1998 - Class C Shares                 10.00      0.12         0.46
  1998 - Institutional Shares           10.00      0.20         0.49
  1998 - Service Shares                 10.00      0.16         0.48
-------------------------------------------------------------------------
  Goldman Sachs Growth Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.10        $0.36
  1998 - Class B Shares                 10.00      0.05         0.35
  1998 - Class C Shares                 10.00      0.05         0.35
  1998 - Institutional Shares           10.00      0.12         0.37
  1998 - Service Shares                 10.00      0.09         0.35
-------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.05        $0.20
  1998 - Class B Shares                 10.00      0.01         0.18
  1998 - Class C Shares                 10.00      0.01         0.19
  1998 - Institutional Shares           10.00      0.07         0.20
  1998 - Service Shares                 10.00      0.04         0.21
-------------------------------------------------------------------------

                                                                            1-BB



     Distributions to shareholders
  --------------------------------------

               In excess                                                     Net assets   Ratio of
   From net      of net                 Net increase Net asset               at end of  net expenses
  investment   investment   From net    in net asset value, end    Total       period    to average
    income       income   realized gain    value     of period  return(a)(d) (in 000s)  net assets(c)
-----------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31       6.38%     $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31       5.75        33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32       5.83        24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32       6.99           205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31       6.30           456      0.74
-----------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38       6.55%     $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.82       138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.80       100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39       6.96         9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37       6.43         1,354      0.73
-----------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29       4.62%     $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.98       109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.96        63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29       4.92         2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29       4.45           378      0.73
-----------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16       2.57%     $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14       1.93        41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15       2.04        21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16       2.80           124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15       2.54           121      0.74
-----------------------------------------------------------------------------------------------------

2-BB

                                                                      APPENDIX B

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------------
                             Ratio of                            Ratio of
                          net investment   Ratio of           net investment
                              income      expenses to           income to          Portfolio
                            to average    average net            average           turnover
                          net assets(c)    assets(c)          net  assets(c)        rate(d)
--------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          3.03%                  1.46%                 2.17%    50.84%
1998 - Class B Shares          2.38                   2.08                  1.60     50.84
1998 - Class C Shares          2.34                   2.08                  1.56     50.84
1998 - Institutional
 Shares                        3.55                   1.02                  2.77     50.84
1998 - Service Shares          2.90                   1.52                  2.12     50.84
--------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          2.37%                  1.05%                 1.92%    41.91%
1998 - Class B Shares          1.72                   1.68                  1.34     41.91
1998 - Class C Shares          1.68                   1.68                  1.30     41.91
1998 - Institutional
 Shares                        2.97                   0.61                  2.59     41.91
1998 - Service Shares          2.28                   1.11                  1.90     41.91
--------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          1.50%                  1.15%                 0.95%    38.43%
1998 - Class B Shares          0.83                   1.78                  0.35     38.43
1998 - Class C Shares          0.79                   1.78                  0.31     38.43
1998 - Institutional
 Shares                        2.88                   0.71                  2.40     38.43
1998 - Service Shares          1.63                   1.21                  1.15     38.43
--------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          0.91%                  1.42%                 0.09%    26.27%
1998 - Class B Shares          0.14                   2.05                 (0.61)    26.27
1998 - Class C Shares          0.16                   2.05                 (0.59)    26.27
1998 - Institutional
 Shares                        8.17                   0.99                  7.42     26.27
1998 - Service Shares          0.76                   1.49                  0.01     26.27
--------------------------------------------------------------------------------------------

                                                                            3-BB

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on January 2, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

4-BB

Index

   1 General Investment Management Approach
   2 Portfolio Performance
   3 Portfolio Investment Objectives and Strategies
       3 Goldman Sachs Conservative Strategy Portfolio
       4 Goldman Sachs Balanced Strategy Portfolio
       5 Goldman Sachs Growth And Income Strategy Portfolio
       6 Goldman Sachs Growth Strategy Portfolio
       7 Goldman Sachs Aggressive Growth Strategy Portfolio
     Principal Investment Strategies
     Principal Risks of the Portfolios
     Description of the
     Underlying Funds
     Principal Risks of the
     Underlying Funds
     Portfolio Performance
     Portfolio Fees and
     Expenses
     Service Providers
  31 Dividends
  32 Shareholder Guide
       32 How To Buy Shares
       42 How To Sell Shares
  51 Taxation
 A-1 Appendix A:
     Additional Information on
     the Underlying Funds
 B-1 Appendix B:
     Financial Highlights

Goldman Sachs Asset Allocation Portfolios Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION



 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' per-formance during the last fiscal year.

 Statement Of Additional Information
 Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus only)

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Portfolio's investment company registration num-ber is 811-5349.

                                     [LOGO]

 Prospectus                                             Institutional
                                                        Shares

                                                        May 1, 1999

  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

                               . Goldman Sachs
                                 Conservative
                                 Strategy Portfolio

                               . Goldman Sachs
                                 Balanced Strategy
                                 Portfolio
                                 (formerly, the
                                 Income Strategy
                                 Portfolio)

                               . Goldman Sachs
                                 Growth and
         (INSERT ARTWORK)        Income Strategy
                                 Portfolio

                               . Goldman Sachs
                                 Growth Strategy
                                 Portfolio

                               . Goldman Sachs
                                 Aggressive
                                 Growth Strategy
                                 Portfolio


                                                       [LOGO OF GOLDMAN
                                                         SACHS APPEARS
                                                             HERE]



  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  "PORTFOLIOS."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment
Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Advis-er") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Portfolio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchange-ably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as invest-ment adviser or principal underwriter (the "Underlying Funds"). Some of these Funds invest primarily in fixed-income or money market securities (the "Under-lying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). You may choose to invest in one or more of the Portfolios based on your personal investment goals, risk tolerance, and finan-cial circumstances.

Goldman Sachs' Asset Allocation Investment Philosophy
The Investment Adviser's Quantitative Research Group uses disciplined quantita-tive models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to cap-ture fundamental relationships that it believes make sense. While the Invest-ment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

Each Portfolio starts with a "base-line" or strategic allocation among the var-ious asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighing attractive markets and underweighing unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighed in seek-ing to achieve higher expected returns

 The Asset Allocation Investment Philosophy involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

                                                                             1-Z
 against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecast with economic equilibrium in seeking to construct risk-controlled portfolios.

2-Z

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in International Underlying Equity Funds.

                                                                             3-Z

Goldman Sachs Balanced Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

4-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the CORE Fixed Income and Global Income Funds.

                                                                             5-Z

Goldman Sachs Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

6-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                                                             7-Z

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

8-Z

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

                                                                             9-Z

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes the types of risks from which loss may result:

^Investing in the Underlying Funds
The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfo-lios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfo-lio or any Underlying Fund will be achieved.

^Investments of the Underlying Funds
Because the Portfolios invest in the Underlying Funds, the Portfolios' share-holders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transac-tions; purchase zero coupon bonds and payment-in-kind bonds; purchase securi-ties issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and

10-Z

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 illiquid securities; purchase securities on a when-issued or delayed deliv-ery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.

 ^Affiliated Persons
 In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Under-lying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust (the "Trust") may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

 ^Expenses
 You may invest in the Underlying Funds directly. By investing in the Under-lying Funds indirectly through a Portfolio, you will incur not only a pro-portionate share of the expenses of the Underlying Funds held by the Portfo-lio (including operating costs and investment management fees), but also expenses of the Portfolio.

 ^Temporary Investments
 Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, cer-tificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limi-tation in short-term obligations.

 ^Other Risks
 Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;"
 (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in its prospectus because of unusual market condi-tions, high volume of redemption requests or other reasons (Liquidity Risk) or (3) the risk that a strategy used by the investment adviser may fail to produce the intended results (Management Risk).

                                                                            11-Z

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

12-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value    Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                                                                            13-Z

                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

14-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                                                  Approximate
                                Investment       Duration or     Interest Rate
  Fund                          Objectives        Maturity        Sensitivity
 -----------------------------------------------------------------------------
  Financial Square Prime      Maximize       Maximum Maturity of 3-month
   Obligations                current income Individual          treasury bill
                              to the extent  Investments = 13
                              consistent     months at time of
                              with the       purchase. Maximum
                              maintenance of Dollar-Weighted
                              liquidity.     Average Portfolio
                                             Maturity = 90 days
 -----------------------------------------------------------------------------
  Adjustable Rate Government  A high level   Target Duration =   9-month U.S.
                              of current     6-month to 1-year   Treasury bill
                              income,        U.S. Treasury
                              consistent     Securities Maximum
                              with low       Duration*= 2 years
                              volatility of
                              principal.
 -----------------------------------------------------------------------------
  Short Duration Government   A high level   Target Duration = 2 2-year U.S.
                              of current     year U.S. Treasury  Treasury note
                              income and     Security plus or
                              secondarily,   minus .5 years
                              in seeking     Maximum Duration*=
                              current        3 years
                              income, may
                              also consider
                              the potential
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  Government Income           A high level   Target Duration =   5-year U.S.
                              of current     Lehman Brothers     Treasury note
                              income,        Mutual Fund
                              consistent     Government/Mortgage
                              with safety of Index plus or minus
                              principal.     1 year Maximum
                                             Duration*= 6 years
 -----------------------------------------------------------------------------
  Core Fixed Income           Total return   Target Duration =   5-year U.S.
                              consisting of  Lehman Brothers     Treasury note
                              capital        Aggregate Bond
                              appreciation   Index plus or minus
                              and income     1 year Maximum
                              that exceeds   Duration*= 6 years
                              the total
                              return of the
                              Lehman
                              Brothers
                              Aggregate Bond
                              Index.
 -----------------------------------------------------------------------------
  Global Income               A high total   Target Duration =   6-year
                              return,        J.P. Morgan Global  government
                              emphasizing    Government Bond     bond
                              current        Index (hedged) plus
                              income, and,   or minus 2.5 years
                              to a lesser    Maximum Duration*=
                              extent,        7.5 years
                              providing
                              opportunities
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  High Yield                  A high level   Target Duration =   6-year bond
                              of current     Lehman Brothers
                              income and     High Yield Bond
                              capital        Index plus or minus
                              appreciation.  2.5 years Maximum
                                             Duration* = 7.5
                                             years
 -----------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                                                            15-Z

                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage and asset-
  and foreign                      BBB/Baa At                         backed securities,
  governments and                  least 50% =                        foreign currencies
  corporations.                    AAA/Aaa                            and repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  Except for temporary             At least 65%                       Mortgage-backed and
  defensive purposes,              = BB/Ba or                         asset-backed
  at least 65% of                  below                              securities, U.S.
  assets in fixed-                                                    Government
  income securities                                                   Securities,
  rated below                                                         investment grade
  investment grade,                                                   corporate fixed-
  including U.S. and                                                  income securities,
  non-U.S. dollar                                                     structured
  corporate debt,                                                     securities, foreign
  foreign government                                                  currencies and
  securities,                                                         repurchase
  convertible                                                         agreements
  securities and                                                      collateralized by
  preferred stock.                                                    U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

16-Z

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

 ^Market Risk--The risk that the value of the securities in which an Under-lying Fund invests may go up or down in response to the prospects of indi-vidual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 ^Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 ^Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 ^Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemp-tion requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
 ^Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 ^Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 ^Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 ^Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed secu-

                                                                            17-Z

  rity) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 ^Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 ^Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 ^Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 ^Concentration Risk--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primar-ily in equity securities of Japanese companies. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were not so concentrated, to the risks of adverse securities markets, exchange rates and social, political, regu-latory or economic events which may occur in that country or region.
 ^Foreign Risks--Underlying Funds that invest in foreign securities will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

18-Z

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

 ^Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investments in more developed countries.
 ^"Junk Bond" Risk--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are consid-ered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securi-ties may be subject to greater price volatility due to such factors as spe-cific corporate developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.
 ^Small Cap Stock and REIT Risks--The securities of small capitalization com-panies and REITs involve greater risks than those associated with larger, more established companies, and the securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack suf-ficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            19-Z

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Institutional Shares from year to year; and (b) how the average annual returns of a Portfolio's Institutional Shares compare to those of a broad-based securities market index. The bar charts and tables assume rein-vestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limi-tations were not in place, a Portfolio's performance would have been reduced. The Conservative Strategy Portfolio did not commence until February 8, 1999. Since the Portfolio has less than one calendar year's performance, no performance information is provided in this section.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)
  S&P 500 Index*                                %          %
  Two-Year U.S. Treasury Security**             %          %
  Lehman Brothers High Yield Bond Index***      %          %
 -----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998        1 Year Since Inception
 ---------------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)
  S&P 500 Index*                                    %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**               %          %
  Lehman Brothers Aggregate Bond Index***           %          %
  Lehman Brothers High Yield Bond Index+            %          %
 ---------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
   East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-back and asset-backed securities. The Index figures do not reflect any fees or expenses.
+ The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturi-ty. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)
  S&P 500 Index*                                             %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                        %          %
  Russell 2000 Index***                                      %          %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                         %          %
 ------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
   East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged Morgan Stanley Capital International Emerging Markets Free
  (EMF) Index is a market capitalization weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by for-eigners. The Index figures do not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)
  S&P 500 Index*                                             %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                        %          %
  Russell 2000 Index***                                      %          %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                         %          %
 ------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
   East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged Morgan Stanley Capital International Emerging Markets Free
  (EMF) Index is a market capitalization weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by for-eigners. The Index figures do not reflect any fees or expenses.

                      (This page intentionally left blank)

Portfolio Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases            None        None
Maximum Deferred Sales Charge (Load)                        None        None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                  None        None
Redemption Fees                                             None        None
Exchange Fees                                               None        None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Other Expenses/3/                                          0.29%       0.47%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other Expenses                                       0.84%       0.84%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        1.19%       1.51%
------------------------------------------------------------------------------

See page 10 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio

------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.15%       0.15%
Other Expenses/3/                                          0.04%       0.04%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other Expenses                                       0.59%       0.73%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses (after current
 waivers and expense limitations)*                         0.74%       0.88%
------------------------------------------------------------------------------

Portfolio Fees and Expenses continued


   Growth and                        Aggressive
     Income           Growth           Growth
    Strategy         Strategy         Strategy
   Portfolio         Portfolio       Portfolio
------------------------------------------------
       None             None            None
       None             None            None
       None             None            None
       None             None            None
       None             None            None
      0.35%            0.35%           0.35%
      0.20%            0.23%           0.41%
      0.79%            0.84%           0.90%
------------------------------------------------
      0.99%            1.07%           1.31%
------------------------------------------------
      1.34%            1.42%           1.66%
------------------------------------------------


    Growth and                Aggressive
      Income       Growth       Growth
     Strategy     Strategy     Strategy
    Portfolio     Portfolio   Portfolio
----------------------------------------
      0.15%         0.15%       0.15%
      0.04%         0.04%       0.04%
      0.79%         0.84%       0.90%
----------------------------------------
      0.83%         0.88%       0.94%
----------------------------------------
      0.98%         1.03%       1.09%
----------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds. Actual Underlying Fund expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20%. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Institutional Shares plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example


The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $121   $378    $654    $1,443
-----------------------------------------------------------
Balanced Strategy            $ 84   $262    $455    $1,014
-----------------------------------------------------------
Growth and Income Strategy   $ 56   $176    $307    $  689
-----------------------------------------------------------
Growth Strategy              $ 59   $186    $324    $  726
-----------------------------------------------------------
Aggressive Growth Strategy   $ 78   $243    $922    $  942
-----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of Institutional Shares or for services to their accounts and/or the Portfolios. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Conservative Strategy
  One New York Plaza                             Balanced Strategy
  New York, New York 10004                       Growth and Income Strategy
                                                 Growth Strategy
                                                 Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser                             Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004                       CORE Large Cap Value
                                                 Adjustable Rate Government
                                                 Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management                 International Equity
  International ("GSAMI")                        Japanese Equity
  133 Peterborough Court                         European Equity
  London EC4A 2BB                                International Small Cap
  England                                        Emerging Markets Equity
                                                 Asia Growth
                                                 Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

 Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's

                                                                            1-AA
 investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percent-age range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.
 Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

 The Investment Adviser also performs the following additional services for the Funds:

 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 -----------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 -----------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 -----------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-AA

                                                               SERVICE PROVIDERS


In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest. In addition, the following chart shows the contractual invest-ment management fees payable to the Investment Adviser by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be dis-continued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                                    Total
                                                      Contractual Operating
                                                      Management   Expense
Underlying Funds                                          Fee       Ratio
---------------------------------------------------------------------------
Financial Square Prime Obligations Money Market Fund    0.205%      0.18%
---------------------------------------------------------------------------
Short Duration Government Fund                           0.50%      0.54%
---------------------------------------------------------------------------
Adjustable Rate Government Fund                          0.40%      0.49%
---------------------------------------------------------------------------
Core Fixed Income Fund                                   0.40%      0.54%
---------------------------------------------------------------------------
Government Income Fund                                   0.90%      0.58%
---------------------------------------------------------------------------
Global Income Fund                                       0.70%      0.69%
---------------------------------------------------------------------------
High Yield Fund                                          0.80%      0.76%
---------------------------------------------------------------------------
Growth and Income Fund                                   0.70%      0.79%
---------------------------------------------------------------------------
CORE U.S. Equity Fund                                    0.75%      0.74%
---------------------------------------------------------------------------
CORE Large Cap Growth Fund                               0.75%      0.64%
---------------------------------------------------------------------------
CORE Large Cap Value Fund                                0.60%      0.64%
---------------------------------------------------------------------------
CORE Small Cap Equity Fund                               0.85%      0.93%
---------------------------------------------------------------------------
Capital Growth Fund                                      1.00%      1.04%
---------------------------------------------------------------------------
CORE International Equity Fund                           0.85%      1.01%
---------------------------------------------------------------------------
Mid Cap Value Fund                                       0.75%      0.89%
---------------------------------------------------------------------------
Small Cap Value Fund                                     1.00%      1.10%
---------------------------------------------------------------------------
International Equity Fund                                1.00%      1.14%
---------------------------------------------------------------------------
Japanese Equity Fund                                     1.00%      1.05%
---------------------------------------------------------------------------
European Equity Fund                                     1.00%      1.39%
---------------------------------------------------------------------------
International Small Cap Fund                             1.20%      1.40%
---------------------------------------------------------------------------
Emerging Markets Equity Fund                             1.20%      1.39%
---------------------------------------------------------------------------
Asia Growth Fund                                         1.00%      1.20%
---------------------------------------------------------------------------
Real Estate Securities Fund                              1.00%      1.04%
---------------------------------------------------------------------------


                                                                            3-AA

 PORTFOLIO MANAGERS


 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds and one CFA, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

                        Years Primarily
 Name and Title           Responsible   Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 Chairman, Co-Head                      Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

4-AA

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606, also serves as Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather

                                                                            5-AA
 than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to Janu-ary 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other service providers do not ade-quately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

6-AA

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:


                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy           Monthly        Annually
----------------------------------------------------------
Balanced Strategy               Monthly        Annually
----------------------------------------------------------
Growth and Income Strategy     Quarterly       Annually
----------------------------------------------------------
Aggressive Growth Strategy     Quarterly       Annually
----------------------------------------------------------
Growth Strategy                 Annually       Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a por-tion of the purchase price.

                                                                            7-AA

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

 . Wire federal funds to State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .  Initiate an Automated Clearing House Network ("ACH") transfer; or

 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through a Financial Institution?

 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 . Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

                                                                             1-G

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Fund's Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

2-G

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  . Banks, trust companies or    $1,000,000 in Institutional Shares of a Fund
  other depository institutions  alone or in combination with other assets
  investing for their own        under the management of GSAM and its affiliates
  account or on behalf of
  clients

  . Pension and profit sharing
  plans, pension funds and
  other company-sponsored
  benefit plans

  . State, county, city or any
  instrumentality, department,
  authority or agency thereof

  . Corporations with at least
  $100 million in assets or in
  outstanding publicly traded
  securities

  . "Wrap" account sponsors
  (provided they have an
  agreement covering the
  arrangement with GSAM)

  . Registered investment
  advisers investing for
  accounts for which they
  receive asset-based fees
 -------------------------------------------------------------------------------
  . Individual investors         $10,000,000

  . Qualified non-profit
  organizations, charitable
  trusts, foundations and
  endowments

  . Accounts over which GSAM or
  its advisory affiliates have
  investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment amounts.
 . Reject or restrict any purchase or exchange orders by a particular pur-chaser
   (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

                                                                             3-G

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

               (Value of Assets of the Class)
                - (Liabilities of the Class)
     NAV = -----------------------------------------
           Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

 . NAV per share of each class is calculated by State Street each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

4-G

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 ------------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund name and Class of Shares
                     . The dollar amount you want to sell
                     . How and where to send the proceeds
                   . Obtain a signature guarantee
                     . Mail your request to:
                       Goldman Sachs Funds
                       4900 Sears Tower--60th Floor
                       Chicago, IL 60606-6372
                   . You may request that redemption proceeds be
                     sent to you by check or by wire
 ------------------------------------------------------------------------
  By Telephone:      If you have not declined the telephone
                     redemption privileges on your Account Application:
                   . Call 1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                     New York time)
 ------------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Is A Signature Guarantee?
 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

                                                                             5-G

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 . If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.


6-G

                                                               SHAREHOLDER GUIDE

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.

                                                                             7-G

  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . The recordholder name(s) and signature(s)
                     . The account number
                     . The Fund name and Class of Shares
                     . The dollar amount to be exchanged
                   . Mail the request to:
                     Goldman Sachs Funds
                     Name of Fund and Class of Shares
                     4900 Sears Tower--60th Floor
                     Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   . 1-800-621-2550 (8:00a.m. to 4:00 p.m.
                     New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made. . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I Need
   To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.


8-G

                                                               SHAREHOLDER GUIDE

 What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. A year-to-date statement for your account will be pro-vided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.

                                                                             9-G

 Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 At any time, a portion of a Portfolio's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Under-lying Fund's portfolio securities. Therefore, subsequent distributions on a Portfolio's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from Underlying Fund investments may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

                                                                            1-NN

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

2-NN

Appendix A

Additional Information on the Underlying Funds
 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obli-gations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. Description of the Underlying Funds

 Underlying Equity Funds
 The investment advisers of the Underlying Equity Funds may, in choosing securities, utilize first-hand fundamental research, including visiting com-pany facilities to assess operations and to meet decision-makers. The investment advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the over-all investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Equity Fund will generally be sold when an investment adviser

                                                                            3-NN
 believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identi-fied.

 Domestic Value Style Funds. The Growth and Income, Mid Cap Value and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

 Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of suc-cess, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on cap-ital invested in the business. These Underlying Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

 Domestic Growth Style Fund. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment advis-er's opinion, at a reasonable price relative to other industries, competi-tors and historical price/ earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend or, to a lesser extent, in companies in which significant fur-ther growth is not anticipated but whose market value per share is thought to be undervalued.

 Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamen-tal techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are dis-cussed below.

 Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprie-tary multifactor models (each a "Multifactor Model") to forecast the returns of differ-

4-NN

                                                                      APPENDIX A

 ent markets, currencies and individual securities. In the case of an U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment advis-er, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

 In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio consists primarily of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

 Quantitative Multifactor Models. The Multifactor Models are rigorous comput-erized rating systems for forecasting the returns of different equity mar-kets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to fore-cast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorpo-rate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price vola-tility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the fac-tors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

 The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that con-siders each factor's historical performance in different market environ-ments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate fac-tors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most con-ventional, quantitative models. Securities

                                                                            5-NN
 and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive com-bination of investment characteristics.

 Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

 By employing both a quantitative (i.e., the Multifactor Models) and a quali-tative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

 Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach. This approach utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primar-ily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in its opin-ion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifi-able.

 Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is includes real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

6-NN

                                                                      APPENDIX A


 Underlying Fixed-Income Funds
 As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obliga-tions Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fixed-Income Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepay-ments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organiza-tion, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

 The Underlying Fixed-Income Funds may (but are not required to) employ cer-tain active management techniques to manage their duration and term struc-ture, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repur-chase agreements, reverse repurchase agreements and other investment prac-tices.

                                                                            7-NN

 B. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock mar-kets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk, In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mort-gage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. There-fore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the inter-est rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The turnover rates of the Underlying Funds have ranged from 41% to 315% dur-ing their most recent fiscal years. There can be no assurance that the turn-over rates of the Underlying Funds will remain within this range during sub-sequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.


8-NN

                                                                      APPENDIX A

 C. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of suffi-cient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact

                                                                            9-NN
 the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate secu-rities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States.

10-NN

                                                                      APPENDIX A

 In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwill-ing to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited

                                                                           11-NN
 in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. The International Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in emerging countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one emerging country. The Growth and Income, Small Cap Value, Mid Cap Value, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in emerging countries.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-

12-NN

                                                                      APPENDIX A

 ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Underlying Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time

                                                                           13-NN
 and only then at a substantial drop in price. Investments in emerging coun-tries may be more difficult to price precisely because of their characteris-tics and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  ^Both domestic and foreign securities that are not readily marketable ^Certain municipal leases and participation interests
  ^Certain stripped mortgage-backed securities
  ^Repurchase agreements and time deposits with a notice or demand period of more than seven days
  ^Certain over-the-counter options
  ^Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Risks of Non-Diversification and Concentration. The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

14-NN

                                                                      APPENDIX A


 Temporary Investment Risks. Each Underlying Fund (other than the CORE Funds) may invest up to 100% of its total assets, and each CORE Fund may invest up to 35% of its total assets, in short-term debt securities. When an Under-lying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 D. Investment Securities and Techniques

 U.S. Government Securities. The Underlying Funds may invest in U.S. Govern-ment Securities. Generally, these securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and U.S. Government Securities that have been stripped by the U.S. Government, where the interest and principal components of the securities are traded independently. Interests in U.S. Government Securities may be purchased in the form of custodial receipts.

 Mortgage-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may invest in so-called "Mortgage-Backed Securities." These securities represent direct or indirect participations in, or are collater-alized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmen-tal or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." How-ever, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), real estate mortgage invest-ment conduit ("REMIC") pass-through or participation certificates and stripped mortgage-backed securities ("SMBS"). CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by inter-ests in real property and other permitted investments. SMBS are derivative multiple class Mortgage-Backed Securities. The market value of SMBS consist-ing entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage

                                                                           15-NN
 loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may also invest in asset-backed securities. Certain Funds' Asset-Backed securities are limited to securities that are issued or guaran-teed by U.S. government agencies, instrumentalities or sponsored enter-prises. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may make limited investments in instruments issued by state and local governmental issuers. These securi-ties may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. The Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

16-NN

                                                                      APPENDIX A


 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Underlying Fund may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a dis-count from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the five CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%,
 respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-

                                                                           17-NN
 income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately spec-ulative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. The Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. The Underlying Funds may, to the extent con-sistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a currency dif-ferent from that in which the hedged security is denominated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. The Underlying Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

18-NN

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's value to fluc-tuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securi-ties index comprised of securities in which it may invest. An Underlying Fund, may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

                                                                           19-NN

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 The Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securi-ties prices or currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. The Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedg-ing purposes as defined in regulations of the Commodity Futures Trading Com-mission or to seek to increase total return to the extent permitted by such regulations. The Underlying Funds may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on an Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of an Underlying Fund's net assets. Futures contracts and related options present the following risks:

^While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

^Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired pro-tection may not be obtained and an Underlying Fund may be exposed to addi-tional risk of loss.

^The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

20-NN

                                                                      Appendix A


^Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.

^As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to an Underlying Fund.

^Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

 ^Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Standard and Poor's Depository Receipts. Each Underlying Equity Fund may, consistent with its investment policies, purchase Standard & Poor's Deposi-tory

                                                                           21-NN

 Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the list-ing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected, and the Underlying Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, an Underlying Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to

22-NN

                                                                      APPENDIX A

 exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to an Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments before settlement whenever its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Underlying Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities. If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Under-lying Fund in connection with the repurchase agreements are less than the repurchase price and the cost of the Underlying Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of

                                                                           23-NN
 bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to an Underlying Fund's shareholders. In addition, certain Underlying Funds, together with other registered investment companies having advisory agree-ments with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or let-ters of credit in an amount at least equal to the market value of the secu-rities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into "mortgage dollar rolls." A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the current month, simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the

24-NN

                                                                      APPENDIX A

 cash proceeds of the securities sold. Unless the benefits of a mortgage dol-lar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the performance of the Underlying Fund.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. The Underlying Funds can bor-row money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including inter-est). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addi-tion, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest

                                                                           25-NN
 rate swaps in that they represent commitments to pay and receive interest.
 The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the investment adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

 Miscellaneous Techniques

 In addition to the techniques and investments described above, certain Underlying Funds may engage in the following techniques and investments: (i) yield curve options (Underlying Fixed-Income Funds and Real Estate Securi-ties Fund only); (ii) loan participations (High Yield Fund only); and (iii) unseasoned companies.

26-NN

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS



                                                       Income from
                                                investment operations(e)
                                                -------------------------

                                      Net asset
                                       value,      Net      Net realized
                                      beginning investment and unrealized
                                      of period   income       gain
-------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.25        $0.38
  1998 - Class B Shares                 10.00      0.19         0.38
  1998 - Class C Shares                 10.00      0.19         0.39
  1998 - Institutional Shares           10.00      0.30         0.39
  1998 - Service Shares                 10.00      0.25         0.37
-------------------------------------------------------------------------
  Goldman Sachs Growth and Income
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.18        $0.47
  1998 - Class B Shares                 10.00      0.12         0.46
  1998 - Class C Shares                 10.00      0.12         0.46
  1998 - Institutional Shares           10.00      0.20         0.49
  1998 - Service Shares                 10.00      0.16         0.48
-------------------------------------------------------------------------
  Goldman Sachs Growth Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.10        $0.36
  1998 - Class B Shares                 10.00      0.05         0.35
  1998 - Class C Shares                 10.00      0.05         0.35
  1998 - Institutional Shares           10.00      0.12         0.37
  1998 - Service Shares                 10.00      0.09         0.35
-------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.05        $0.20
  1998 - Class B Shares                 10.00      0.01         0.18
  1998 - Class C Shares                 10.00      0.01         0.19
  1998 - Institutional Shares           10.00      0.07         0.20
  1998 - Service Shares                 10.00      0.04         0.21
-------------------------------------------------------------------------

                                                                            1-BB



     Distributions to shareholders
  --------------------------------------

               In excess                                                     Net assets   Ratio of
   From net      of net                 Net increase Net asset               at end of  net expenses
  investment   investment   From net    in net asset value, end    Total       period    to average
    income       income   realized gain    value     of period  return(a)(d) (in 000s)  net assets(c)
-----------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31       6.38%     $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31       5.75        33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32       5.83        24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32       6.99           205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31       6.30           456      0.74
-----------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38       6.55%     $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.82       138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.80       100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39       6.96         9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37       6.43         1,354      0.73
-----------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29       4.62%     $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.98       109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.96        63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29       4.92         2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29       4.45           378      0.73
-----------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16       2.57%     $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14       1.93        41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15       2.04        21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16       2.80           124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15       2.54           121      0.74
-----------------------------------------------------------------------------------------------------

2-BB

                                                                      APPENDIX B

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------------
                             Ratio of                            Ratio of
                          net investment   Ratio of           net investment
                              income      expenses to           income to          Portfolio
                            to average    average net            average           turnover
                          net assets(c)    assets(c)          net  assets(c)        rate(d)
--------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          3.03%                  1.46%                 2.17%    50.84%
1998 - Class B Shares          2.38                   2.08                  1.60     50.84
1998 - Class C Shares          2.34                   2.08                  1.56     50.84
1998 - Institutional
 Shares                        3.55                   1.02                  2.77     50.84
1998 - Service Shares          2.90                   1.52                  2.12     50.84
--------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          2.37%                  1.05%                 1.92%    41.91%
1998 - Class B Shares          1.72                   1.68                  1.34     41.91
1998 - Class C Shares          1.68                   1.68                  1.30     41.91
1998 - Institutional
 Shares                        2.97                   0.61                  2.59     41.91
1998 - Service Shares          2.28                   1.11                  1.90     41.91
--------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          1.50%                  1.15%                 0.95%    38.43%
1998 - Class B Shares          0.83                   1.78                  0.35     38.43
1998 - Class C Shares          0.79                   1.78                  0.31     38.43
1998 - Institutional
 Shares                        2.88                   0.71                  2.40     38.43
1998 - Service Shares          1.63                   1.21                  1.15     38.43
--------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          0.91%                  1.42%                 0.09%    26.27%
1998 - Class B Shares          0.14                   2.05                 (0.61)    26.27
1998 - Class C Shares          0.16                   2.05                 (0.59)    26.27
1998 - Institutional
 Shares                        8.17                   0.99                  7.42     26.27
1998 - Service Shares          0.76                   1.49                  0.01     26.27
--------------------------------------------------------------------------------------------

                                                                            3-BB

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on January 2, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

4-BB

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
     4 Goldman Sachs Conservative Strategy Portfolio
     5 Goldman Sachs Balanced Strategy Portfolio
     6 Goldman Sachs Growth and Income Strategy Portfolio
     7 Goldman Sachs Growth Strategy Portfolio
     8 Goldman Sachs Aggressive Growth Strategy Portfolio
     Principal Investment Stategies
     Principal Risks of the Portfolios
     Description of the Underlying Funds
     Principal Risks of the Underlying Funds
     Portfolio Performance
     Portfolio Fees and
     Expenses
     Service Providers
  30 Dividends
  32 Shareholder Guide
     32 How To Buy Shares
     42 How To Sell Shares
  51 Taxation
 A-1 Appendix A:
     Additional Information
     on the Underlying Funds
 B-1 Appendix B:
     Financial Highlights

Goldman Sachs Asset Allocation Portfolios Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs - funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Portfolio's investment company registration num-ber is 811-5349.

                                     [LOGO]

  Prospectus
                                       Service Shares

                                       May 1, 1999


  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

                                       .Goldman Sachs
                                        Conservative Strategy
                                        Portfolio

                                       .Goldman Sachs Balanced
                                        Strategy Portfolio
                                        (formerly, the Income
                                        Strategy Portfolio)

          (INSERT ARTWORK)             .Goldman Sachs Growth
                                        and Income Strategy
                                        Portfolio

                                       .Goldman Sachs Growth
                                        Strategy Portfolio

                                       .Goldman Sachs
                                        Aggressive Growth
                                        Strategy Portfolio

  THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE USED
  INTERCHANGEABLY HEREIN TO REFER TO THE
  "PORTFOLIOS."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

                                           [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment
Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Advis-er") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Portfolio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchange-ably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as invest-ment adviser or principal underwriter (the "Underlying Funds"). Some of these Funds invest primarily in fixed-income or money market securities (the "Under-lying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). You may choose to invest in one or more of the Portfolios based on your personal investment goals, risk tolerance, and finan-cial circumstances.

Goldman Sachs' Asset Allocation Investment Philosophy
The Investment Adviser's Quantitative Research Group uses disciplined quantita-tive models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to cap-ture fundamental relationships that it believes make sense. While the Invest-ment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

Each Portfolio starts with a "base-line" or strategic allocation among the var-ious asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighing attractive markets and underweighing unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighed in seek-ing to achieve higher expected returns

 The Asset Allocation Investment Philosophy involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

                                                                             1-Z
 against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecast with economic equilibrium in seeking to construct risk-controlled portfolios.

2-Z

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in International Underlying Equity Funds.

                                                                             3-Z

Goldman Sachs Balanced Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

4-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the CORE Fixed Income and Global Income Funds.

                                                                             5-Z

Goldman Sachs Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

6-Z

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                                                             7-Z

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

8-Z

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

                                                                             9-Z

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes the types of risks from which loss may result:

^Investing in the Underlying Funds
The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfo-lios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfo-lio or any Underlying Fund will be achieved.

^Investments of the Underlying Funds
Because the Portfolios invest in the Underlying Funds, the Portfolios' share-holders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transac-tions; purchase zero coupon bonds and payment-in-kind bonds; purchase securi-ties issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and

10-Z

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 illiquid securities; purchase securities on a when-issued or delayed deliv-ery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.

 ^Affiliated Persons
 In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Under-lying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust (the "Trust") may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

 ^Expenses
 You may invest in the Underlying Funds directly. By investing in the Under-lying Funds indirectly through a Portfolio, you will incur not only a pro-portionate share of the expenses of the Underlying Funds held by the Portfo-lio (including operating costs and investment management fees), but also expenses of the Portfolio.

 ^Temporary Investments
 Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, cer-tificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limi-tation in short-term obligations.

 ^Other Risks
 Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;"
 (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in its prospectus because of unusual market condi-tions, high volume of redemption requests or other reasons (Liquidity Risk) or (3) the risk that a strategy used by the investment adviser may fail to produce the intended results (Management Risk).

                                                                            11-Z

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

12-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value    Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                                                                            13-Z

                   Investment
  Fund             Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

14-Z

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                                                  Approximate
                                Investment       Duration or     Interest Rate
  Fund                          Objectives        Maturity        Sensitivity
 -----------------------------------------------------------------------------
  Financial Square Prime      Maximize       Maximum Maturity of 3-month
   Obligations                current income Individual          treasury bill
                              to the extent  Investments = 13
                              consistent     months at time of
                              with the       purchase. Maximum
                              maintenance of Dollar-Weighted
                              liquidity.     Average Portfolio
                                             Maturity = 90 days
 -----------------------------------------------------------------------------
  Adjustable Rate Government  A high level   Target Duration =   9-month U.S.
                              of current     6-month to 1-year   Treasury bill
                              income,        U.S. Treasury
                              consistent     Securities Maximum
                              with low       Duration*= 2 years
                              volatility of
                              principal.
 -----------------------------------------------------------------------------
  Short Duration Government   A high level   Target Duration = 2 2-year U.S.
                              of current     year U.S. Treasury  Treasury note
                              income and     Security plus or
                              secondarily,   minus .5 years
                              in seeking     Maximum Duration*=
                              current        3 years
                              income, may
                              also consider
                              the potential
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  Government Income           A high level   Target Duration =   5-year U.S.
                              of current     Lehman Brothers     Treasury note
                              income,        Mutual Fund
                              consistent     Government/Mortgage
                              with safety of Index plus or minus
                              principal.     1 year Maximum
                                             Duration*= 6 years
 -----------------------------------------------------------------------------
  Core Fixed Income           Total return   Target Duration =   5-year U.S.
                              consisting of  Lehman Brothers     Treasury note
                              capital        Aggregate Bond
                              appreciation   Index plus or minus
                              and income     1 year Maximum
                              that exceeds   Duration*= 6 years
                              the total
                              return of the
                              Lehman
                              Brothers
                              Aggregate Bond
                              Index.
 -----------------------------------------------------------------------------
  Global Income               A high total   Target Duration =   6-year
                              return,        J.P. Morgan Global  government
                              emphasizing    Government Bond     bond
                              current        Index (hedged) plus
                              income, and,   or minus 2.5 years
                              to a lesser    Maximum Duration*=
                              extent,        7.5 years
                              providing
                              opportunities
                              for capital
                              appreciation.
 -----------------------------------------------------------------------------
  High Yield                  A high level   Target Duration =   6-year bond
                              of current     Lehman Brothers
                              income and     High Yield Bond
                              capital        Index plus or minus
                              appreciation.  2.5 years Maximum
                                             Duration* = 7.5
                                             years
 -----------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                                                            15-Z

                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage and asset-
  and foreign                      BBB/Baa At                         backed securities,
  governments and                  least 50% =                        foreign currencies
  corporations.                    AAA/Aaa                            and repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  Except for temporary             At least 65%                       Mortgage-backed and
  defensive purposes,              = BB/Ba or                         asset-backed
  at least 65% of                  below                              securities, U.S.
  assets in fixed-                                                    Government
  income securities                                                   Securities,
  rated below                                                         investment grade
  investment grade,                                                   corporate fixed-
  including U.S. and                                                  income securities,
  non-U.S. dollar                                                     structured
  corporate debt,                                                     securities, foreign
  foreign government                                                  currencies and
  securities,                                                         repurchase
  convertible                                                         agreements
  securities and                                                      collateralized by
  preferred stock.                                                    U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

16-Z

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

 ^Market Risk--The risk that the value of the securities in which an Under-lying Fund invests may go up or down in response to the prospects of indi-vidual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 ^Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 ^Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 ^Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemp-tion requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
 ^Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 ^Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 ^Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 ^Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed secu-

                                                                            17-Z

  rity) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 ^Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 ^Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 ^Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 ^Concentration Risk--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primar-ily in equity securities of Japanese companies. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were not so concentrated, to the risks of adverse securities markets, exchange rates and social, political, regu-latory or economic events which may occur in that country or region.
 ^Foreign Risks--Underlying Funds that invest in foreign securities will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

18-Z

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

 ^Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investments in more developed countries.
 ^"Junk Bond" Risk--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are consid-ered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securi-ties may be subject to greater price volatility due to such factors as spe-cific corporate developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.
 ^Small Cap Stock and REIT Risks--The securities of small capitalization com-panies and REITs involve greater risks than those associated with larger, more established companies, and the securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack suf-ficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            19-Z

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Service Shares from year to year; and (b) how the average annual returns of a Portfolio's Service Shares compare to those of a broad-based securities market index. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessar-ily an indication of how the Portfolio will perform in the future. Perfor-mance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conser-vative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio has less than one calendar year's performance, no performance information is provided in this section.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    1 Year Since Inception
 -----------------------------------------------------------------
  Service Shares (Inception 1/2/98)
  S&P 500 Index*                                %          %
  Two-Year U.S. Treasury Security**             %          %
  Lehman Brothers High Yield Bond Index***      %          %
 -----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998        1 Year Since Inception
 ---------------------------------------------------------------------
  Service Shares (Inception 1/2/98)
  S&P 500 Index*                                    %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**               %          %
  Lehman Brothers Aggregate Bond Index***           %          %
  Lehman Brothers High Yield Bond Index+            %          %
 ---------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgaged-backed and asset-backed securities. The
    Index figures do not reflect any fees or expenses.
+ The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturi-ty. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 1/2/98)
  S&P 500 Index*                                             %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                        %          %
  Russell 2000 Index***                                      %          %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                         %          %
 ------------------------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
 ** The unmanaged Morgan Stanley Capital International Europe, Australia, Far
    East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged Morgan Stanley Capital International Emerging Markets Free
    (EMF) Index is a market capitalization-weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by for-eigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q  '98         %

                                            (INSERT GRAPH)
 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 1/2/98)
  S&P 500 Index*                                             %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index**                        %          %
  Russell 2000 Index***                                      %          %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index+                                         %          %
 ------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in twenty developed markets. The Index does not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+   The unmanaged Morgan Stanley Capital International Emerging Markets Free
    (EMF) Index is a market capitalization-weighted composite of securities in over thirty emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by for-eigners. The Index figures do not reflect any fees or expenses.

                      (This page intentionally left blank)

Portfolio Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases            None        None
Maximum Deferred Sales Charge (Load)                        None        None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                  None        None
Redemption Fees                                             None        None
Exchange Fees                                               None        None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Service Fees/3/                                            0.50%       0.50%
Other Expenses/4/                                          0.29%       0.47%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other Expenses                                       0.84%       1.16%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        1.69%       2.01%
------------------------------------------------------------------------------

See page 10 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolios which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.15%       0.15%
Service Fees/3/                                            0.50%       0.50%
Other Expenses/4/                                          0.04%       0.04%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other Expenses                                       0.59%       0.73%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses (after current
 waivers and expense limitations)*                         1.24%       1.38%
------------------------------------------------------------------------------

Portfolio Fees and Expenses continued


  Growth and                                     Aggressive
    Income                Growth                   Growth
   Strategy              Strategy                 Strategy
  Portfolio              Portfolio               Portfolio
------------------------------------------------------------
     None                   None                    None

     None                   None                    None
     None                   None                    None
     None                   None                    None


    0.35%                  0.35%                   0.35%
    0.50%                  0.50%                   0.50%
    0.20%                  0.23%                   0.41%
    0.79%                  0.84%                   0.90%
------------------------------------------------------------
    0.99%                  1.07%                   1.31%
------------------------------------------------------------
    1.84%                  1.92%                   2.16%
------------------------------------------------------------

  Growth and                                Aggressive
    Income              Growth                Growth
   Strategy            Strategy              Strategy
  Portfolio            Portfolio            Portfolio
-------------------------------------------------------
    0.15%                0.15%                0.15%
    0.50%                0.50%                0.50%
    0.04%                0.04%                0.04%
    0.79%                0.84%                0.90%
-------------------------------------------------------
    0.83%                0.84%                0.94%
-------------------------------------------------------
    1.48%                1.53%                1.59%
-------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES


/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds. Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20%. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Service Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $172   $553    $918    $1,998
-----------------------------------------------------------
Balanced Strategy            $134   $418    $723    $1,590
-----------------------------------------------------------
Growth and Income Strategy   $107   $334    $579    $1,283
-----------------------------------------------------------
Growth Strategy              $110   $343    $595    $1,317
-----------------------------------------------------------
Aggressive Growth Strategy   $128   $400    $692    $1,523
-----------------------------------------------------------

Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers' accounts. You should contact your service organization for information regard-ing such charges. Such fees may affect the return their customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such com-pensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Conservative Strategy
  One New York Plaza                             Balanced Strategy
  New York, New York 10004                       Growth and Income Strategy
                                                 Growth Strategy
                                                 Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser                             Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004                       CORE Large Cap Value
                                                 Adjustable Rate Government
                                                 Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset Management                 International Equity
  International ("GSAMI")                        Japanese Equity
  133 Peterborough Court                         European Equity
  London EC4A 2BB                                International Small Cap
  England                                        Emerging Markets Equity
                                                 Asia Growth
                                                 Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

 Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's

                                                                            1-AA
 investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percent-age range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.
 Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

 The Investment Adviser also performs the following additional services for the Funds:

 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 -----------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 -----------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 -----------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-AA

                                                               SERVICE PROVIDERS


In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest. In addition, the following chart shows the contractual invest-ment management fees payable to the Investment Adviser by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be dis-continued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                                    Total
                                                      Contractual Operating
                                                      Management   Expense
Underlying Funds                                          Fee       Ratio
---------------------------------------------------------------------------
Financial Square Prime Obligations Money Market Fund    0.205%      0.18%
---------------------------------------------------------------------------
Short Duration Government Fund                           0.50%      0.54%
---------------------------------------------------------------------------
Adjustable Rate Government Fund                          0.40%      0.49%
---------------------------------------------------------------------------
Core Fixed Income Fund                                   0.40%      0.54%
---------------------------------------------------------------------------
Government Income Fund                                   0.90%      0.58%
---------------------------------------------------------------------------
Global Income Fund                                       0.70%      0.69%
---------------------------------------------------------------------------
High Yield Fund                                          0.80%      0.76%
---------------------------------------------------------------------------
Growth and Income Fund                                   0.70%      0.79%
---------------------------------------------------------------------------
CORE U.S. Equity Fund                                    0.75%      0.74%
---------------------------------------------------------------------------
CORE Large Cap Growth Fund                               0.75%      0.64%
---------------------------------------------------------------------------
CORE Large Cap Value Fund                                0.60%      0.64%
---------------------------------------------------------------------------
CORE Small Cap Equity Fund                               0.85%      0.93%
---------------------------------------------------------------------------
Capital Growth Fund                                      1.00%      1.04%
---------------------------------------------------------------------------
CORE International Equity Fund                           0.85%      1.01%
---------------------------------------------------------------------------
Mid Cap Value Fund                                       0.75%      0.89%
---------------------------------------------------------------------------
Small Cap Value Fund                                     1.00%      1.10%
---------------------------------------------------------------------------
International Equity Fund                                1.00%      1.14%
---------------------------------------------------------------------------
Japanese Equity Fund                                     1.00%      1.05%
---------------------------------------------------------------------------
European Equity Fund                                     1.00%      1.39%
---------------------------------------------------------------------------
International Small Cap Fund                             1.20%      1.40%
---------------------------------------------------------------------------
Emerging Markets Equity Fund                             1.20%      1.39%
---------------------------------------------------------------------------
Asia Growth Fund                                         1.00%      1.20%
---------------------------------------------------------------------------
Real Estate Securities Fund                              1.00%      1.04%
---------------------------------------------------------------------------


                                                                            3-AA

 PORTFOLIO MANAGERS


 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds and one CFA, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

                        Years Primarily
 Name and Title           Responsible   Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 Chairman, Co-Head                      Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

4-AA

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606, also serves as Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather

                                                                            5-AA
 than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to Janu-ary 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other service providers do not ade-quately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

6-AA

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:


                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy           Monthly        Annually
----------------------------------------------------------
Balanced Strategy               Monthly        Annually
----------------------------------------------------------
Growth and Income Strategy     Quarterly       Annually
----------------------------------------------------------
Aggressive Growth Strategy     Quarterly       Annually
----------------------------------------------------------
Growth Strategy                 Annually       Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a por-tion of the purchase price.

                                                                            7-AA

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to State Street Bank and Trust Company ("State Street")
  (each Fund's custodian) on the next business day; or .Initiate an Automated Clearing House Network ("ACH") transfer on the next business day; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

                                                                             1-H

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations and intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, that are attributable to or held in the name of a Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

2-H

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

                                                                             3-H
 regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materially of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request of an order in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 --------------------------------------------
                 1-800-621-2550 (8:00 a.m. to
  By Telephone:   4:00 p.m. New York time)
 --------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not

4-H

                                                               SHAREHOLDER GUIDE

 employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.
 .If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request, unless the shares to be sold were recently paid for by check. In that case, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

                                                                             5-H

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Fund
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    if you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to
                    4:00 p.m. New York time)
 -----------------------------------------------------------------------

6-H

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.

 Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. A year-to-date statement for accounts will be provided upon request made to Goldman Sachs. Service Orga-nizations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                             7-H

 Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 At any time, a portion of a Portfolio's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Under-lying Fund's portfolio securities. Therefore, subsequent distributions on a Portfolio's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from Underlying Fund investments may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

                                                                            1-NN

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

2-NN

Appendix A

Additional Information on the Underlying Funds
 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obli-gations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. Description of the Underlying Funds

 Underlying Equity Funds
 The investment advisers of the Underlying Equity Funds may, in choosing securities, utilize first-hand fundamental research, including visiting com-pany facilities to assess operations and to meet decision-makers. The investment advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the over-all investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Equity Fund will generally be sold when an investment adviser

                                                                            3-NN
 believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identi-fied.

 Domestic Value Style Funds. The Growth and Income, Mid Cap Value and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

 Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of suc-cess, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on cap-ital invested in the business. These Underlying Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

 Domestic Growth Style Fund. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment advis-er's opinion, at a reasonable price relative to other industries, competi-tors and historical price/ earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend or, to a lesser extent, in companies in which significant fur-ther growth is not anticipated but whose market value per share is thought to be undervalued.

 Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamen-tal techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are dis-cussed below.

 Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprie-tary multifactor models (each a "Multifactor Model") to forecast the returns of differ-

4-NN

                                                                      APPENDIX A

 ent markets, currencies and individual securities. In the case of an U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment advis-er, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

 In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio consists primarily of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

 Quantitative Multifactor Models. The Multifactor Models are rigorous comput-erized rating systems for forecasting the returns of different equity mar-kets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to fore-cast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorpo-rate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price vola-tility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the fac-tors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

 The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that con-siders each factor's historical performance in different market environ-ments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate fac-tors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most con-ventional, quantitative models. Securities

                                                                            5-NN
 and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive com-bination of investment characteristics.

 Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

 By employing both a quantitative (i.e., the Multifactor Models) and a quali-tative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

 Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach. This approach utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primar-ily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in its opin-ion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifi-able.

 Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is includes real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

6-NN

                                                                      APPENDIX A


 Underlying Fixed-Income Funds
 As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obliga-tions Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fixed-Income Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepay-ments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organiza-tion, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

 The Underlying Fixed-Income Funds may (but are not required to) employ cer-tain active management techniques to manage their duration and term struc-ture, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repur-chase agreements, reverse repurchase agreements and other investment prac-tices.

                                                                            7-NN

 B. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock mar-kets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk, In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mort-gage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. There-fore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the inter-est rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The turnover rates of the Underlying Funds have ranged from 41% to 315% dur-ing their most recent fiscal years. There can be no assurance that the turn-over rates of the Underlying Funds will remain within this range during sub-sequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.


8-NN

                                                                      APPENDIX A

 C. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of suffi-cient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact

                                                                            9-NN
 the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate secu-rities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States.

10-NN

                                                                      APPENDIX A

 In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwill-ing to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited

                                                                           11-NN
 in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. The International Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in emerging countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one emerging country. The Growth and Income, Small Cap Value, Mid Cap Value, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in emerging countries.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-

12-NN

                                                                      APPENDIX A

 ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Underlying Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time

                                                                           13-NN
 and only then at a substantial drop in price. Investments in emerging coun-tries may be more difficult to price precisely because of their characteris-tics and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  ^Both domestic and foreign securities that are not readily marketable ^Certain municipal leases and participation interests
  ^Certain stripped mortgage-backed securities
  ^Repurchase agreements and time deposits with a notice or demand period of more than seven days
  ^Certain over-the-counter options
  ^Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Risks of Non-Diversification and Concentration. The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

14-NN

                                                                      APPENDIX A


 Temporary Investment Risks. Each Underlying Fund (other than the CORE Funds) may invest up to 100% of its total assets, and each CORE Fund may invest up to 35% of its total assets, in short-term debt securities. When an Under-lying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 D. Investment Securities and Techniques

 U.S. Government Securities. The Underlying Funds may invest in U.S. Govern-ment Securities. Generally, these securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and U.S. Government Securities that have been stripped by the U.S. Government, where the interest and principal components of the securities are traded independently. Interests in U.S. Government Securities may be purchased in the form of custodial receipts.

 Mortgage-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may invest in so-called "Mortgage-Backed Securities." These securities represent direct or indirect participations in, or are collater-alized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmen-tal or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." How-ever, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), real estate mortgage invest-ment conduit ("REMIC") pass-through or participation certificates and stripped mortgage-backed securities ("SMBS"). CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by inter-ests in real property and other permitted investments. SMBS are derivative multiple class Mortgage-Backed Securities. The market value of SMBS consist-ing entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage

                                                                           15-NN
 loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may also invest in asset-backed securities. Certain Funds' Asset-Backed securities are limited to securities that are issued or guaran-teed by U.S. government agencies, instrumentalities or sponsored enter-prises. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may make limited investments in instruments issued by state and local governmental issuers. These securi-ties may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. The Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

16-NN

                                                                      APPENDIX A


 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Underlying Fund may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a dis-count from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the five CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%,
 respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-

                                                                           17-NN
 income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately spec-ulative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. The Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multi-ple of changes in the value of the Reference. Consequently, structured secu-rities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more dif-ficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. The Underlying Funds may, to the extent con-sistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a currency dif-ferent from that in which the hedged security is denominated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. The Underlying Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

18-NN

                                                                      APPENDIX A


 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's value to fluc-tuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securi-ties index comprised of securities in which it may invest. An Underlying Fund, may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

                                                                           19-NN

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 The Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securi-ties prices or currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. The Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedg-ing purposes as defined in regulations of the Commodity Futures Trading Com-mission or to seek to increase total return to the extent permitted by such regulations. The Underlying Funds may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on an Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of an Underlying Fund's net assets. Futures contracts and related options present the following risks:

^While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

^Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired pro-tection may not be obtained and an Underlying Fund may be exposed to addi-tional risk of loss.

^The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

20-NN

                                                                      Appendix A


^Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.

^As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to an Underlying Fund.

^Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

 ^Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Standard and Poor's Depository Receipts. Each Underlying Equity Fund may, consistent with its investment policies, purchase Standard & Poor's Deposi-tory

                                                                           21-NN

 Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the list-ing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected, and the Underlying Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, an Underlying Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to

22-NN

                                                                      APPENDIX A

 exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to an Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments before settlement whenever its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Underlying Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities. If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Under-lying Fund in connection with the repurchase agreements are less than the repurchase price and the cost of the Underlying Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of

                                                                           23-NN
 bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distri-butions of the income from repurchase agreements will be taxable to an Underlying Fund's shareholders. In addition, certain Underlying Funds, together with other registered investment companies having advisory agree-ments with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or let-ters of credit in an amount at least equal to the market value of the secu-rities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into "mortgage dollar rolls." A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the current month, simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the

24-NN

                                                                      APPENDIX A

 cash proceeds of the securities sold. Unless the benefits of a mortgage dol-lar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the performance of the Underlying Fund.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. The Underlying Funds can bor-row money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including inter-est). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addi-tion, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest

                                                                           25-NN
 rate swaps in that they represent commitments to pay and receive interest.
 The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the investment adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

 Miscellaneous Techniques

 In addition to the techniques and investments described above, certain Underlying Funds may engage in the following techniques and investments: (i) yield curve options (Underlying Fixed-Income Funds and Real Estate Securi-ties Fund only); (ii) loan participations (High Yield Fund only); and (iii) unseasoned companies.

26-NN

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS



                                                       Income from
                                                investment operations(e)
                                                -------------------------

                                      Net asset
                                       value,      Net      Net realized
                                      beginning investment and unrealized
                                      of period   income       gain
-------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.25        $0.38
  1998 - Class B Shares                 10.00      0.19         0.38
  1998 - Class C Shares                 10.00      0.19         0.39
  1998 - Institutional Shares           10.00      0.30         0.39
  1998 - Service Shares                 10.00      0.25         0.37
-------------------------------------------------------------------------
  Goldman Sachs Growth and Income
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.18        $0.47
  1998 - Class B Shares                 10.00      0.12         0.46
  1998 - Class C Shares                 10.00      0.12         0.46
  1998 - Institutional Shares           10.00      0.20         0.49
  1998 - Service Shares                 10.00      0.16         0.48
-------------------------------------------------------------------------
  Goldman Sachs Growth Strategy
   Portfolio for the Period Ended
   December 31,(b)
  1998 - Class A Shares                $10.00     $0.10        $0.36
  1998 - Class B Shares                 10.00      0.05         0.35
  1998 - Class C Shares                 10.00      0.05         0.35
  1998 - Institutional Shares           10.00      0.12         0.37
  1998 - Service Shares                 10.00      0.09         0.35
-------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth
   Strategy Portfolio for the Period
   Ended December 31,(b)
  1998 - Class A Shares                $10.00     $0.05        $0.20
  1998 - Class B Shares                 10.00      0.01         0.18
  1998 - Class C Shares                 10.00      0.01         0.19
  1998 - Institutional Shares           10.00      0.07         0.20
  1998 - Service Shares                 10.00      0.04         0.21
-------------------------------------------------------------------------

                                                                            1-BB



     Distributions to shareholders
  --------------------------------------

               In excess                                                     Net assets   Ratio of
   From net      of net                 Net increase Net asset               at end of  net expenses
  investment   investment   From net    in net asset value, end    Total       period    to average
    income       income   realized gain    value     of period  return(a)(d) (in 000s)  net assets(c)
-----------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31       6.38%     $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31       5.75        33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32       5.83        24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32       6.99           205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31       6.30           456      0.74
-----------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38       6.55%     $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.82       138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36       5.80       100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39       6.96         9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37       6.43         1,354      0.73
-----------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29       4.62%     $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.98       109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28       3.96        63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29       4.92         2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29       4.45           378      0.73
-----------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16       2.57%     $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14       1.93        41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15       2.04        21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16       2.80           124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15       2.54           121      0.74
-----------------------------------------------------------------------------------------------------

2-BB

                                                                      APPENDIX B

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------------
                             Ratio of                            Ratio of
                          net investment   Ratio of           net investment
                              income      expenses to           income to          Portfolio
                            to average    average net            average           turnover
                          net assets(c)    assets(c)          net  assets(c)        rate(d)
--------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          3.03%                  1.46%                 2.17%    50.84%
1998 - Class B Shares          2.38                   2.08                  1.60     50.84
1998 - Class C Shares          2.34                   2.08                  1.56     50.84
1998 - Institutional
 Shares                        3.55                   1.02                  2.77     50.84
1998 - Service Shares          2.90                   1.52                  2.12     50.84
--------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          2.37%                  1.05%                 1.92%    41.91%
1998 - Class B Shares          1.72                   1.68                  1.34     41.91
1998 - Class C Shares          1.68                   1.68                  1.30     41.91
1998 - Institutional
 Shares                        2.97                   0.61                  2.59     41.91
1998 - Service Shares          2.28                   1.11                  1.90     41.91
--------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,(b)
1998 - Class A Shares          1.50%                  1.15%                 0.95%    38.43%
1998 - Class B Shares          0.83                   1.78                  0.35     38.43
1998 - Class C Shares          0.79                   1.78                  0.31     38.43
1998 - Institutional
 Shares                        2.88                   0.71                  2.40     38.43
1998 - Service Shares          1.63                   1.21                  1.15     38.43
--------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,(b)
1998 - Class A Shares          0.91%                  1.42%                 0.09%    26.27%
1998 - Class B Shares          0.14                   2.05                 (0.61)    26.27
1998 - Class C Shares          0.16                   2.05                 (0.59)    26.27
1998 - Institutional
 Shares                        8.17                   0.99                  7.42     26.27
1998 - Service Shares          0.76                   1.49                  0.01     26.27
--------------------------------------------------------------------------------------------

                                                                            3-BB

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on January 2, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

4-BB

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs Conservative Strategy Portfolio
       4 Goldman Sachs Balanced Strategy Portfolio
       5 Goldman Sachs Growth and Income Strategy Portfolio
       6 Goldman Sachs Growth Strategy Portfolio
       7 Goldman Sachs Aggressive Growth Strategy Portfolio
     Principal Investment Strategies
     Principal Risks of the Portfolios
     Description of the Underlying Funds
     Principal Risks of the
     Underlying Funds
     Portfolio Performance
     Portfolio Fees and
     Expenses
     Service Providers
  30 Dividends
  32 Shareholder Guide
      32 How To Buy Shares
      42 How To Sell Shares
         Shareholder Services
  51 Taxation
 A-1 Appendix A:
     Additional Information on
     the Underlying Funds
 B-1 Appendix B:
     Financial Highlights

Goldman Sachs Asset Allocation Portfolios Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Porfolios and their policies is also avail-able in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus only)

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Portfolio's investment company registration num-ber is 811-5349.


                                     [LOGO]

                        GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS -- INSTITUTIONAL LIQUID ASSETS
                             FINANCIAL SQUARE FUNDS



--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                   ILA UNITS
                            ILA ADMINISTRATION UNITS
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
                               ILA CLASS C UNITS
                             CASH MANAGEMENT SHARES
                                   FST SHARES
                               FST SERVICE SHARES
                           FST ADMINISTRATION SHARES
                              FST PREFERRED SHARES

--------------------------------------------------------------------------------

Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (a) ILA Units, ILA Administration Units and ILA Service Units of: Prime Obligations Portfolio ("ILA Prime Obligations Portfolio"), Money Market Portfolio ("ILA Money Market Portfolio"), Treasury Obligations Portfolio ("ILA Treasury Obligations Portfolio"), Treasury Instruments Portfolio ("ILA Treasury Instruments Portfolio"), Government Portfolio ("ILA Government Portfolio"), Federal Portfolio ("ILA Federal Portfolio"), Tax-Exempt Diversified Portfolio ("ILA Tax-Exempt Diversified Portfolio"), Tax-Exempt California Portfolio ("ILA Tax-Exempt California Portfolio"), and Tax-Exempt New York Portfolio ("ILA Tax-Exempt New York Portfolio") (individually, an "ILA Portfolio" and collectively the "ILA Portfolios"); (b) ILA Class B and Class C Units of ILA Prime Obligations Portfolio; (c) Cash Management Shares of: ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, and ILA Tax-Exempt New York Portfolio; and (d) FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares of: Goldman Sachs - Financial Square Prime Obligations Fund ("FS Prime Obligations Fund"), Goldman Sachs - Financial Square Premium Money Market Fund ("FS Premium Fund"), Goldman Sachs - Financial Square Money Market Fund ("FS Money Market Fund"), Goldman Sachs - Financial Square Treasury Obligations Fund ("FS Treasury Obligations Fund"), Goldman Sachs - Financial Square Treasury Instruments Fund ("FS Treasury Instruments Fund"), Goldman Sachs
- Financial Square Government Fund ("FS Government Fund"), Goldman Sachs - Financial Square Federal Fund ("FS Federal Fund"), Goldman Sachs - Financial Square Tax-Free Money Market Fund ("FS Tax-Free Fund") and Goldman Sachs - Financial Square Municipal Money Market Fund ("FS Municipal Fund") (individually, a "Fund," collectively the "Financial Square Funds" and together with the ILA Portfolios, the "Series").

The terms "units" and "shares" may be used interchangeably herein to refer to shares of the Series.

Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Series' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. Service Organizations, as defined below, and other Goldman Sachs clients will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Series and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Units, ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units, Cash Management Shares, FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares each dated May 1, 1999 and as may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs Co. at 800-621-2550 or by writing Goldman, Sachs Co., 4900 Sears Tower, Chicago, Illinois 60606.

The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Series contained in each Series' 1998 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Series' Annual Report are incorporated by reference.

The date of this Additional Statement is May 1, 1999.

                               TABLE OF CONTENTS



                                          Page in
                                          Statement of
                                          Additional
                                          Information
                                          -----------

INVESTMENT POLICIES AND PRACTICES OF THE SERIES..    1
INVESTMENT LIMITATIONS...........................   36
TRUSTEES AND OFFICERS............................   41
THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT......   49
PORTFOLIO TRANSACTIONS...........................   57
NET ASSET VALUE..................................   58
REDEMPTIONS......................................   60
CALCULATION OF YIELD QUOTATIONS..................   61
TAX INFORMATION..................................   69
ORGANIZATION AND CAPITALIZATION..................   75
CUSTODIAN AND SUBCUSTODIAN.......................   81
INDEPENDENT ACCOUNTANTS..........................   81
FINANCIAL STATEMENTS.............................   81
OTHER INFORMATION................................   82
ADMINISTRATION PLANS.............................   83
SERVICE PLANS....................................   86
DISTRIBUTION AND SERVICE PLANS...................   90
APPENDIX A.......................................  A-1
APPENDIX B.......................................  B-1

                INVESTMENT POLICIES AND PRACTICES OF THE SERIES


          Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each series other than ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment Company. The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management companies. The following discussion elaborates on the description of each Series' investment policies and practices contained in the
Prospectus:

U.S. GOVERNMENT SECURITIES

          Securities guaranteed as to principal and interest by the U.S. Government, it agencies, authorities or instrumentalities are deemed to include
(a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

          Each Series may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

          Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Government Portfolio, FS Treasury Obligations Fund, FS Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

          Each Series (other than ILA Treasury Obligations Portfolio, ILA Government Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar denominated obligations of domestic or, in the case of ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund, foreign issuers. Bank obligations in which the Series may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

          The ILA Money Market Portfolio and FS Money Market Fund and FS Premium Money Market Funds will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolios may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Portfolios may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

          The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Premium Fund and FS Money Market Fund may invest in other short-term obligations (including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Series will be regarded as illiquid.

Repurchase Agreements

          Each Series (other than the ILA Treasury Instruments Portfolio and FS Treasury Instruments Fund) may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with such primary dealers. A repurchase agreement is an arrangement under which the purchaser (i.e., the Series) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

          Custody of the Obligation will be maintained by the Series' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          Repurchase agreements pose certain risks for all entities, including the Series, that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

          For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

          If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Series does not have a perfected security interest in the Obligation, the Series may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

          Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

          In addition, each Series (other than the ILA Treasury Instruments Portfolio and FS Treasury Instruments Fund), together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

          The ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks which have more than $1 billion in total assets at the time of purchase, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund are restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

          Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

Asset-Backed and Receivables-Backed Securities

          The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series' investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series' other investments.

          Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

          As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivablessm ("CARSsm") and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

          The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund to dispose of any then existing holdings of such securities. To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in new types of mortgage related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

          Each Series may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Series to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

          A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Series' average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

          When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series' purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the Series will segregate the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

          Each Series (other than the ILA Treasury Obligations Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS Federal Fund and FS Treasury Instruments Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

          The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

          Each Series (other than the ILA Treasury Obligations Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS Federal Fund and FS Treasury Instruments Fund) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

          The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Series, (3) to maintain the respective quality standards of a Series' investment portfolio, or
(4) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Series' quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

          As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series' investments in such instruments will be subject to the limitation on illiquid investments.

          A Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

          A Series may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Adviser will carefully monitor each Series' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

          The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Premium Fund, FS Money Market Fund, FS Tax-Free Fund and FS Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

          As a matter of fundamental policy, at least 80% of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund's net assets will ordinarily be invested in municipal obligations, the interest from which is in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the ILA Tax-Exempt California Portfolio and ILA Tax- Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.
Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio's, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and

FS Premium Fund may also invest in municipal obligations when yields on such securities are attractive compared to other taxable investments. The ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios distributions of interest from municipal obligations other than California and New York obligations, respectively, may be subject to California and New York state and New York city personal income taxes.

          Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

          Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

          Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

          General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public
purposes.   The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The FS Municipal Fund may invest up to 100% of its assets in private activity bonds. The ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of each of the ILA Tax-Exempt Diversified, ILA Tax-Exempt California Portfolio's and the FS Tax-Free Funds net assets under normal market conditions.

          Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Series' commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

          The Series which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

          The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series' credit quality requirements, to be inadequate.

          Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

          In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

          The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

          For the purpose of investment restrictions of the Series, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

          An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

          Municipal obligations purchased for a Series may be subject to the Series' policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Series' investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

          Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Investing in California

          The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the ILA Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

          During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

          Economic Factors.  California's economy is the largest among the 50
          ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.9 million represents over 12% of the total United States population and grew by 27% in the 1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

          From mid-1990 to late 1993, California's economy suffered its worst recession since the 1930s, with over 700,000 jobs lost. The largest job losses were in Southern California, led by declines in the aerospace and construction industries. These losses were significantly related to cuts in lost federal defense spending.

          Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Charges and Appropriations
---------------------------------------------------------------------

          Limitations on Property Taxes.   Certain California Instruments may be
          -----------------------------
obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

          Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

          Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

          Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
          --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

          Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

          Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

          The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

          Appropriation Limits.  The State and its local governments are subject
          --------------------
to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

          Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

          The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

          "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1997-98 Budget Act provides for State appropriations more than $6 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

          Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

          State Debt.  Under the California Constitution, debt service on
          ----------
outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $24.9 billion at February 1, 1998. The State also had outstanding at February 1, 1998 $1.051 billion of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1996-97, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

          Recent Financial Results.   The principal sources of General Fund
          ------------------------
revenues in 1996-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

          General.  Throughout the 1980s, California state spending increased
          -------
rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

          Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs.

          Recent Budgets.  As a result of these factors, among others, from the
          --------------
late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. For several years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

          .  significant cuts in health and welfare program expenditures;

          . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

          . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

          . reduction in growth of support for higher education programs, coupled with increases in student fees;

          . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

          . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

          .  various one-time adjustment and accounting changes.

          The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

          A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

          The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than

20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

          The final results for FY 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

          Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

          On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 billion of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.

          The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

          Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

          Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund fund balance on that date also reflects $1.25 billion of "Loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in

2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.

          Updated figures from the Department of Finance, released in early January, 1998, project both revenues and expenditures will be higher in 1997-98 than estimated when the Budget Act was passed, reflecting continued strong economic activity. The Department projects the budget reserve (SFEU) at June 30, 1998 will be approximately $329 million.

Proposed 1998-99 Fiscal Year Budget

          The Governor released his proposed FY 1998-99 Budget on January 9, 1998. It projected General Fund revenues and transfers of $55.4 billion, an increase of almost 5% over 1997-98. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. The Governor proposed expenditures of $55.4 billion, also an almost 5% increase from the prior year. The Governor's Budget proposes significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor has proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. All of the Governor's proposals will be reviewed by the Legislature as part of the annual budget process.

          Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

          Bond Ratings.  The ratings on California's long-term general
          ------------
obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession, but have been raised since 1996. The State's bonds are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

          Legal Proceedings.  California is involved in certain legal
          -----------------
proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.


          Obligations of Other Issuers
          ----------------------------

          Other Issuers of California Instruments.  There are a number of state
          ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

          State Assistance.  Property tax revenues received by local governments
          ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

          Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

          To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

          Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

          Assessment Bonds.  California Instruments which are assessment bonds
          ----------------
may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long-Term Lease Obligations.  Certain California long-term
          --------------------------------------
lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

          Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.


          Other Considerations
          --------------------


          The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

          Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

          Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

          The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

          Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the ILA Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

Investing in New York


          Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          State Economy.  New York is the third most populous state in the
          -------------
nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

          Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The State's budget for the 1996-97 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

          The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

          The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

          The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

          Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

          On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's

2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

          In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results.  The General Fund is the principal operating fund of
------------------------
the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

          The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").

          As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.

Debt Limits and Outstanding Debt.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.

          The State anticipated that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature had also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and
(12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New
                                             -----------------    ------------
York, on January 21, 1994, the State entered into a settlement agreement with
----
various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1997 fiscal year in the event the City fails to provide such financing.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

Standby Commitments

          In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified

Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Premium Fund, FS Money Market Fund, FS Tax-Free Fund and FS Municipal Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

          Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

          Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling (which does not serve as precedent for other taxpayers and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Non-Diversified Status

          Since the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are "non-diversified" under the 1940 Act, each is subject only to their requirements. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of each Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code.


                             INVESTMENT LIMITATIONS

          The following restrictions may not be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series (which, under the Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Series present at a meeting if the holders of more than 50% of the outstanding units of that Series are present in person or by proxy, or (2) more than 50% of the outstanding units of that Series). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

          Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

             (1) Make any investment inconsistent with the Series' classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.


             (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund and FS Premium Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of FS Money Market Fund and FS Premium Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of FS Money Market Fund and FS Premium Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

             (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

             (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series' investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.

             (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

             (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

             (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

             (8) Issue senior securities to the extent such issuance would violate applicable law.

          FS Government Fund may not:

             (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series' assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

          (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.


          (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series' investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

          (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

          (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional series of the Trust.

          (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

          (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Series' investment objective and policies may be deemed to be loans.

          (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

          (11) Invest in other companies for the purpose of exercising control or management.

     Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

     As money market funds, the Series must also comply with Rule 2a-7 under the Act. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series' portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FST Tax-Free Fund and FS Municipal Fund (the "Tax-Exempt Series"), as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Government, ILA Treasury Obligations, ILA Money Market, ILA Federal, ILA Treasury Instruments and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Premium, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments, FS Tax-Free and FS Municipal Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series' total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series' total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series' investment in Second Tier securities that are conduit securities, (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government securities or securities with a guarantee by a non-controlled person, may not exceed 1% of the Series' total assets. Also, the Tax-Exempt Series' investment in Second Tier conduit securities of any one issuer of all issuers combined may not exceed 5% of the Series total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, (or unrated securities determined by the Investment Adviser to be of comparable quality) are "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier Securities (or unrated securities determined by the Investment Adviser to be of comparable quality) are "Second Tier Securities." Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody's, Duff and Phelps, Inc., Fitch IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

          "Value" for the purposes of all investment restrictions shall mean the value used in determining a Series' net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

          (a) Invest in companies for the purpose of exercising control or management.

          (b) Invest more than 10% of a Series' net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

          (c) Purchase additional securities if the Series' borrowings exceed 5% of its net assets.

          (d) Make short sales of securities, except short sales against the box.

                             TRUSTEES AND OFFICERS



          The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Series daily business operations.

          Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.



NAME, AGE                    POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST  DURING PAGE 5 YEARS
-----------                  ----------  -----------------------
Ashok N. Bakhru, 56          Chairman   Chairman of the Board and Trustee-
1325 Ave. of Americas        & Trustee  Goldman Sachs Variable Insurance Trust
New York, NY  10019                     (registered investment company) (since
                                        1997); Executive Vice President-Finance
                                        and Administration and Chief Financial
                                        Officer, Coty Inc. (since April 1996);
                                        President, ABN Associates (June 1994 to
                                        March 1996); Senior Vice President of
                                        Scott Paper Company (until June 1994);
                                        Director of Arkwright Mutual Insurance
                                        Company; Trustee of International House
                                        of Philadelphia; Member of Cornell
                                        University Council; Trustee of the
                                        Walnut Street Theater.


Name, Age                    Positions   Principal Occupation(s)
And Address                  With Trust  During Page 5 Years
-----------                  ----------  -----------------------
*David B. Ford, 52           Trustee     Trustee - Goldman Sachs Variable
One New York Plaza                       Insurance Trust (registered investment
New York, NY 10004                       company) (since 1997); Director,
                                         Commodities Corp. LLC (since April
                                         1997); Managing Director, J. Aron &
                                         Company (since November 1996); Managing
                                         Director, Goldman Sachs & Co. Investment
                                         Banking Division (since November 1996);
                                         Director, CIN Management (investment
                                         adviser) (since August 1996), Chief
                                         Executive Officer & Managing Director
                                         and Director, Goldman Sachs Asset
                                         Management International (since November
                                         1995 and December 1994, respectively);
                                         Co-Head, Goldman Sachs & Co. Asset
                                         Management Division (since November
                                         1995); Co-Head and Director, Goldman
                                         Sachs Funds Management Inc. (since
                                         November 1995 and December 1994,
                                         respectively); Chairman and Director,
                                         Goldman Sachs Asset Management Japan
                                         Limited (since November 1994).

*Douglas C. Grip, 36       Trustee &     Managing Director, Goldman Sachs & Co.
One New York Plaza         President     Asset Management Division (since
New York, NY  10004                      November 1997); Trustee and President-
                                         Goldman Sachs Variable Insurance Trust
                                         (registered investment company) (since
                                         1997); President, Goldman Sachs Fund
                                         Group (since April 1996); President,
                                         MFS Retirement Services Inc., of
                                         Massachusetts Financial Services (prior
                                         thereto).

Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
*John P. McNulty, 46       Trustee     Trustee - Goldman Sachs Variable
One New York Plaza                     Insurance Trust (registered investment
New York, NY  10004                    company) (since 1997); Managing
                                       Director, Goldman Sachs (since 1996);
                                       General Partner, J. Aron & Company
                                       (since November 1995); Director and
                                       Co-Head, Goldman Sachs Funds Management
                                       Inc. (since November 1995); Director,
                                       Goldman Sachs Asset Management
                                       International (since January 1996);
                                       Director, Global Capital Reinsurance
                                       (since 1989); Director, Commodities
                                       Corp. LLC (since April 1997); Limited
                                       Partner of Goldman, Sachs & Co.
                                       (1994-November 1995).

Mary P. McPherson, 63      Trustee     Trustee - Goldman Sachs Variable
The Andrew W. Mellon                   Insurance Trust (registered investment
  Foundation                           company) (since 1997); Vice President
140 East 62nd Street                   and Senior Program Officer, The Andrew
New York, NY  10021                    W. Mellon Foundation (since October
                                       1997); President Emeritus of Bryn Mawr
                                       College (1978-1997); Director of Josiah
                                       Macy, Jr. Foundation (since 1977);
                                       Director of the Philadelphia
                                       Contributionship (since 1985); Director
                                       of Amherst College (since 1986);
                                       Director of Dayton Hudson Corporation
                                       (1988-1997); Director of the Spencer
                                       Foundation (since 1993); and member of
                                       PNC Advisory Board (since 1993).


Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
*Alan A. Shuch, 49         Trustee     Trustee - Goldman Sachs Variable
One New York Plaza                     Insurance Trust (registered investment
New York, NY 10004                     company) (since 1997); Limited Partner,
                                       Goldman, Sachs & Co. (since 1994);
                                       Consultant to Goldman Sachs Asset
                                       Management (since 1994); Director, Chief
                                       Operating Officer and Vice President of
                                       Goldman Sachs Funds Management, Inc.
                                       (from November 1993 - November 1994);
                                       President and Chief Operating Officer,
                                       GSAM - Japan Limited (November 1993 -
                                       November 1994); Director, Goldman Sachs
                                       Asset Management International (November
                                       1993 - November 1994); General Partner,
                                       Goldman, Sachs & Co. Investment Banking
                                       (December 1986 - November 1994).

Jackson W. Smart, 68       Trustee     Trustee - Goldman Sachs Variable
One Northfield Plaza                   Insurance Trust (registered investment
Suite 218                              company) (since 1997); Chairman,
Northfield, IL 60093                   Executive Committee, First Commonwealth,
                                       Inc. (a managed dental care company)
                                       (since January 1996); Chairman and Chief
                                       Executive Officer, MSP Communications
                                       Inc. (a company engaged in radio
                                       broadcasting) (November 1988 - December
                                       1997), Director, Federal Express
                                       Corporation (NYSE) (since 1976),
                                       Director, Evanston Hospital Corporation
                                       (since 1980).

William H. Springer, 68    Trustee     Director, Walgreen Co. (a retail drug
701 Morningside Drive                  store business) (since April 1998);
Lake Forest, IL 60045                  Trustee - Goldman Sachs Variable
                                       Insurance Trust (registered investment
                                       company) (since 1997); Director of
                                       Baker, Fentress & Co. (a closed-end,
                                       non-diversified management investment
                                       company) (April 1992 to present);
                                       Trustee, Northern Institutional Funds
                                       (since April 1984).



Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
Richard P. Strubel, 59     Trustee     Trustee - Goldman Sachs Variable
37 N. Michigan Ave.                    Insurance Trust (registered investment
Suite 1405                             company) (since 1997); Director of
Chicago, IL 60611                      Kaymar Technologies, Inc. (since March
                                       1997); Managing Director, Tandem
                                       Partners, Inc. (since 1990); President
                                       and Chief Executive Officer, Microdot,
                                       Inc. (a diversified manufacturer of
                                       fastening systems and
                                       connectors)(January 1984 to October
                                       1994); Trustee, Northern Institutional
                                       Funds (since December 1982).

*Nancy L. Mucker, 49       Vice        Vice President - Goldman Sachs Variable
4900 Sears Tower           President   Insurance Trust (registered investment
Chicago, IL  60606                     company) (since 1997); Vice President,
                                       Goldman Sachs (since April 1985);
                                       Co-Manager of Shareholder Servicing of
                                       GSAM (since November 1989).

*John M. Perlowski, 34     Treasurer   Treasurer - Goldman Sachs Variable
One New York Plaza                     Insurance Trust (registered investment
New York, NY  10004                    company) (since 1997); Vice President,
                                       Goldman Sachs & Co. (since July 1995);
                                       Director, Investors Bank and Trust
                                       (November 1993 to July 1995).

*James A. Fitzpatrick, 38  Vice        Vice President - Goldman Sachs Variable
4900 Sears Tower           President   Insurance Trust (registered investment
Chicago, IL  60606                     company) (since 1997); Vice President of
                                       Goldman Sachs Asset Management (since
                                       April 1997); Vice President and General
                                       Manager, First Data Corporation -
                                       Investor Services Group (prior thereto).


Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
*Jesse Cole, 35            Vice        Vice President, GSAM (June 1998 to
4900 Sears Tower           President   Present); Vice President - Goldman Sachs
Chicago, IL  60606                     Variable Insurance Trust (registered
                                       investment company) (since 1998); Vice
                                       President, AIM Management Group, Inc.
                                       (investment advisor) (April 1996-June
                                       1998); Assistant Vice President, The
                                       Northern Trust Company (June 1987-April
                                       1996).

*Philip V. Giuca, Jr., 36  Assistant   Assistant Treasurer - Goldman Sachs
10 Hanover Square          Treasurer   Variable Insurance Trust (registered
New York, NY  10004                    investment company) (since 1997); Vice
                                       President, Goldman, Sachs & Co. (May
                                       1992-Present); Tax Accountant, Goldman,
                                       Sachs & Co. (December 1990-May 1992).

*Anne Marcel, 40           Vice        Vice President, GSAM (June
4900 Sears Tower           President   1998-Present); Vice President - Goldman
Chicago, IL  60606                     Sachs Variable Insurance Trust
                                       (registered investment company) (since
                                       1998); Vice President, Stein Roe &
                                       Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38    Secretary   Secretary - Goldman Sachs Variable
85 Broad Street                        Insurance Trust (registered investment
New York, NY  10004                    company) (since 1997); General Counsel
                                       of the Funds Group of Goldman Sachs
                                       Asset Management (since December 1997);
                                       Associate General Counsel of Goldman
                                       Sachs Assets Management (February 1994
                                       to December 1997); Vice President and
                                       Assistant General Counsel of Goldman
                                       Sachs (since June 1992); Counsel to the
                                       Funds Group, GSAM (since June 1992);
                                       Partner, Hale and Dorr (September 1991
                                       to June 1992).


Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
*Howard B. Surloff, 33     Assistant   Assistant Secretary - Goldman Sachs
85 Broad Street            Secretary   Variable Insurance Trust (registered
New York, NY 10004                     investment company) (since 1997);
                                       Assistant General Counsel, Goldman Sachs
                                       Asset Management and Associate General
                                       Counsel to the Funds Group (since
                                       December 1997); Assistant General
                                       Counsel and Vice President, Goldman
                                       Sachs & Co. (since November 1993 and May
                                       1994, respectively ); Counsel to the
                                       Funds Group, Goldman Sachs Asset
                                       Management (since November 1993);
                                       Associate of Shereff Friedman, Hoffman &
                                       Goodman (prior thereto).

*Valerie A. Zondorak, 32   Assistant   Assistant Secretary - Goldman Sachs
85 Broad Street            Secretary   Variable Insurance Trust (registered
New York, NY 10004                     investment company) (since 1997);
                                       Assistant General Counsel, Goldman Sachs
                                       Asset Management and Associate General
                                       Counsel to the Funds Group (since
                                       December 1997); Vice President and
                                       Assistant General Counsel, Goldman Sachs
                                       & Co. (since March 1997 and December
                                       1997, respectively); Counsel to the
                                       Funds Group, Goldman Sachs Asset
                                       Management (since March 1997); Associate
                                       of Shereff Friedman, Hoffman & Goodman
                                       (prior thereto).

*Steven E. Hartstein, 35   Assistant   Associate, Goldman, Sachs & Co.
85 Broad Street            Secretary   (December 1998-present); Assistant
New York, NY 10004                     Secretary, Goldman Sachs Variable
                                       Insurance Trust (registered investment
                                       company) (since 1997); Legal Products
                                       Analyst, Goldman Sachs & Co. (since June
                                       1993 to December 1998).



Name, Age                  Positions   Principal Occupation(s)
And Address                With Trust  During Page 5 Years
-----------                ----------  -----------------------
*Deborah Farrell, 27       Assistant   Assistant Secretary - Goldman Sachs
85 Broad Street            Secretary   Variable Insurance Trust (registered
New York, NY 10004                     investment company) (since 1997); Legal
                                       Products Analyst, Goldman Sachs & Co.
                                       (January 1996 to December 1998); Legal
                                       Assistant, Goldman Sachs & Co. (since
                                       January 1996 to December 1998);
                                       Executive Secretary, Goldman Sachs & Co.
                                       (January 1994 to January 1996); Legal
                                       Secretary, Cleary Gottlieb, Steen and
                                       Hamilton (September 1990 to January
                                       1994).

*Kaysie P. Uniacke, 37     Assistant   Assistant Secretary - Goldman Sachs
One New York Plaza         Secretary   Variable Insurance Trust (registered
New York, NY  10004                    investment company) (since 1997);
                                       Managing Director, Goldman Sachs Asset
                                       Management (since 1997); Vice President
                                       and Senior Portfolio Manager, Goldman
                                       Sachs Asset Management (since 1988).

*Elizabeth D. Anderson, 29 Assistant   Assistant Secretary - Goldman Sachs
One New York Plaza         Secretary   Variable Insurance Trust (registered
New York, NY 10004                     investment company) (since 1997);
                                       Portfolio Manager, GSAM (since April
                                       1996); Junior Portfolio Manager, Goldman
                                       Sachs Asset Management (1995 to April
                                       1996); Funds Trading Assistant, GSAM
                                       (1993-1995); Compliance Analyst,
                                       Prudential Insurance (1991-1993).


          Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor. As of __________, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Series.

          The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1998:


                                              Pension or             Total
                                              Retirement         Compensation
                                               Benefits          From Goldman
                                 Aggregate    Accrued as      Sachs Trust and the
                                Compensation   Part of    Goldman Sachs Fund complex
                                  from the     Series'          (including the
Name of Trustee                    Series      Expenses            Series)*
---------------                    ------      --------            --------
Ashok N. Bakhru                   $49,138        $0                $93,750
David B. Ford                           0        $0                      0
Douglas C. Grip                         0        $0                      0
Mary P. McPherson                  39,400        $0                 70,500
John P. McNulty                         0        $0                      0
Alan A. Shuch                           0        $0                      0
Jackson W. Smart                   37,400        $0                 70,500
William H. Springer                37,400        $0                 70,500
Richard P. Strubel                 37,400        $0                 70,500

--------------

* The fund complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. The Goldman Sachs Trust consisted of __ mutual funds, including the __________ series, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.


                  THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Adviser

          GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as investment adviser and directs the investments of the Series. In addition, GSAM administers the Series' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio's and Financial Square Fund's average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series Prospectuses.

The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series' estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 1998.

          Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

          The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series' Management Agreement. The expenses borne by units of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust's distribution, administration and service plans, the fees and expenses of the Series' custodian, fees and expenses of the Series' transfer agent, filing fees for the registration or qualification of units under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Series.

          The Management Agreement entered into on behalf of the ILA Portfolios (the "ILA Management Agreement") was most recently approved by the Board of Trustees, including the "non-interested" Trustees, on __________, 1999 and by the unitholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until [June 30, 1999] and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of "non-interested" Trustees.

          For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the Management fee incurred by each ILA Portfolio was as follows:


--------------------------------------------------------------------------------------------------
                  ILA PORTFOLIO                     1998             1997             1996
                  -------------                     ----             ----             ----
--------------------------------------------------------------------------------------------------
Prime Obligations Portfolio                      $3,665,907       $4,412,869       $5,185,990
--------------------------------------------------------------------------------------------------
Money Market Portfolio                            5,096,528        3,744,112        2,955,074
--------------------------------------------------------------------------------------------------
Treasury Obligations Portfolio                    2,662,028        2,682,436        3,157,511
--------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                    1,719,014        1,250,151        1,555,342
--------------------------------------------------------------------------------------------------
Government Portfolio                              1,703,454        2,258,653        2,509,206
--------------------------------------------------------------------------------------------------
Federal Portfolio                                 7,835,799        5,630,323        5,426,430
--------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                  4,968,471        4,244,463        3,850,742
--------------------------------------------------------------------------------------------------
Tax-Exempt California Portfolio                   2,294,224        1,803,245        1,410,751
--------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                       412,164          300,711          266,835
--------------------------------------------------------------------------------------------------

        GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended [December 31, 1998,] December 31, 1997 and December 31, 1996 with respect to the ILA Money Market, ILA Treasury Instruments, ILA Federal, ILA Tax-Exempt Diversified and ILA Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:

--------------------------------------------------------------------------------------------------
                  ILA PORTFOLIO                      1998            1997             1996
                  -------------                      ----            ----             ----
--------------------------------------------------------------------------------------------------
Money Market Portfolio                           $  224,681       $  525,057       $  492,512
--------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                      781,082        1,551,858        2,073,789
--------------------------------------------------------------------------------------------------
Federal Portfolio                                 1,942,882        3,925,458        4,069,823
--------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                  1,016,544        1,543,881        1,540,297
--------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                        67,141           93,920           92,366
--------------------------------------------------------------------------------------------------

        In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 1998, 1997 and 1996 to the extent such expenses would have caused each ILA Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

--------------------------------------------------------------------------------------------------
                  ILA PORTFOLIO                      1998             1997             1996
                  -------------                      ----             ----             ----
--------------------------------------------------------------------------------------------------
Prime Obligations Portfolio                      $   46,293       $  160,669       $  234,432
--------------------------------------------------------------------------------------------------
Money Market Portfolio                              297,382           67,224          243,590
--------------------------------------------------------------------------------------------------
Treasury Obligations Portfolio                       87,462            6,756          212,886
--------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                      159,394           80,196          220,794
--------------------------------------------------------------------------------------------------
Government Portfolio                                114,600           30,990          231,536
--------------------------------------------------------------------------------------------------
Federal Portfolio                                   234,644           44,904          452,463
--------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                       0               1,052           24,367
--------------------------------------------------------------------------------------------------
Tax-Exempt California Portfolio                        0              21,406           22,092
--------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                       141,226           25,375           16,029
--------------------------------------------------------------------------------------------------

        The FS Management Agreement entered into on behalf of the Financial Square Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on __________, 1999. The Financial Square Funds' shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until [June 30, 1999] and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of "non-interested" Trustees.

        Prior to May 1, 1997, the Financial Square Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement (the "FS Management Agreement"). The services required to be performed for the Financial Square Funds and the combined advisory and administration fees payable by the Financial Square Funds under the former advisory and administration agreements are identical to the services and fees under the FS Management Agreement. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amounts of the management fee (including both advisory and administration fees) incurred by each Financial Square Fund (other than the FS Municipal Fund, which had not yet commenced operations) were as follows:


                                         1998          1997           1996
                                         ----          ----           ----
     Financial Square Fund
     ---------------------
FS Prime Obligations Fund             $9,711,034    $8,706,734     $8,504,328
FS Money Market Fund                  10,320,883     8,298,316      5,131,644
FS Treasury Obligations Fund           7,933,124     5,329,826      4,121,944
FS Government Fund                     4,643,079     3,562,882      2,179,655
FS Tax-Free Fund                       2,406,049     1,405,152        930,176
FS Premium Money Market Fund(1)          619,192        50,146            N/A
FS Treasury Instruments Fund(1)          733,510       383,414            N/A
FS Federal Fund(1)                     4,301,134     1,623,443            N/A

----------------------


(1) FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

     During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

                                            1998        1997          1996
                                            ----        ----          ----
              Financial Square Fund
              ---------------------

     FS Prime Obligations Fund           $1,999,543 $1,792,563  $1,750,891
     FS Money Market Fund                 2,124,889  1,708,477   1,142,133
     FS Treasury Obligations Fund         1,633,292  1,097,197     848,635
     FS Government Fund                     955,928    733,442     448,753
     FS Tax-Free Money Market Fund          494,669    289,296     219,242
     FS Premium Money Market Fund(1)        224,125    104,092         N/A
     FS Treasury Instruments Fund(1)        151,018     80,267         N/A
     FS Federal Fund(1)                     885,516    344,281         N/A


__________________________

(1) FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.


     In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 1998, 1997 and 1996 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:


                                            1998        1997          1996
                                            ----        ----          ----
              Financial Square Fund
              ---------------------

     FS Prime Obligations Fund           $957,241    $718,967     $637,605
     FS Money Market Fund                 412,192     791,686      456,796
     FS Treasury Obligations Fund         694,383     574,345      551,885
     FS Government Fund                   319,735     512,637      352,113
     FS Tax-Free Money Market Fund        183,532     166,670       83,097
     FS Premium Money Market Fund(1)      310,832     164,216          N/A
     FS Treasury Instruments Fund(1)      298,407     162,710          N/A
     FS Federal Fund(1)                   384,419     567,341          N/A


__________________________

(1) FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.


     The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each ILA Portfolio or Financial Square Fund may use any name derived from the name "Goldman Sachs" only so long as the ILA Management and FS Management Agreements remain in effect. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' (60 days with respect to a Financial Square Fund) written notice to the Trust.

     In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides superior credit risk management for our portfolios through a team of 94 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The credit department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman's Research Department. Specifically with regards to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Money Market Fund and FS Municipal Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Distributor and Transfer Agent

     Goldman Sachs acts as principal underwriter and distributor of each Series' units. Units of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on [July 22, 1998.] Goldman Sachs retained approximately $______ of commissions on redemptions of ILA Class B shares during 1998. Goldman Sachs also serves as the Series' transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Financial Square Funds.

     For the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996 the ILA Portfolios incurred transfer agency fees as follows:


                                            1998        1997          1996
                                            ----        ----          ----

     Prime Obligations Portfolio         $  438,389   $535,143    $592,685
     Money Market Portfolio                 608,138    487,902     394,010
     Treasury Obligations Portfolio         304,232    306,564     360,858
     Treasury Instruments Portfolio         285,734    320,230     414,758
     Government Portfolio                   194,680    258,132     286,766
     Federal Portfolio                    1,117,564  1,092,179   1,085,286
     Tax-Exempt Diversified Portfolio       684,002    661,525     616,119
     Tax-Exempt California Portfolio        262,197    206,085     161,229

     Tax-Exempt New York Portfolio           54,776     45,100      41,051

     Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of ________, Goldman Sachs and its consolidated subsidiaries had assets of approximately $___ billion and partners' capital of $___ billion. Goldman Sachs became registered as an investment adviser in 1981. As of ______, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $___ billion in total assets.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Adviser and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Series invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

     From time to time, the Series' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Series, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman

Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Series.

     The results of each Series' investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series' activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

     In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

     The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Series will be required to establish business relationships with its counterparties based on the Series' own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series' establishment of its business relationships, nor is it expected that a Series' counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series' creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series' expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series' investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other unitholders in deciding whether to redeem its units.


                             PORTFOLIO TRANSACTIONS

     GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. An order has been granted by the SEC under the Act which permits the Series to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

     Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Series' ability to purchase debt securities in the primary market may from time to time be limited.

     In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

     During the fiscal year ended December 31, 1998, the Trust acquired and sold securities of its regular broker/dealers: _______________________________.

     As of December 31, 1998, each ILA Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ___________________________________.

     As of December 31, 1998, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): _________.


                                NET ASSET VALUE

     The net asset value per unit of each Series (except for FS Government
Fund, FS Premium Fund and FS Treasury Obligations Fund) is determined by the Series' custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) (in the case of the FS Government Fund, FS Premium Fund and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,

Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

     Each Series' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of each Series and its unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased units of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series' price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series' units.

     In order to continue to use the amortized cost method of valuation for each Series' investments, the Series must comply with Rule 2a-7. See "Investment Restrictions."

     The proceeds received by each Series for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Units, ILA Administration Units, ILA Service Units, ILA Class B and Class C Units, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

     The Trust may suspend the right of redemption of units of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Series' units.

     The Trust agrees to redeem units of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series' portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

     A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Series by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

     The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

     Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or Service Organization in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.


                        CALCULATION OF YIELD QUOTATIONS

     Each Series' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

     Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are calculated separately for each class of units of a Series. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

     The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

     Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

     Effective Yield = [(base period return + 1)365/7] - 1

     The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Federal Fund, FS Tax-Free Fund and FS Premium Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax equivalent yield is computed by dividing that portion of a Series' yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series' effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

     Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Series will fluctuate from time to time and does not provide a basis for determining future returns.
Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

     The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units and Cash Management Shares for the seven-day period ended December 31, 1998 were as follows:

                                               Effective    Tax-Equivalent    TAX-EQUIVALENT
                                      Yield      Yield          Yield         EFFECTIVE YIELD
                                      -----      -----          -----         ---------------
ILA PRIME OBLIGATIONS PORTFOLIO:
 ILA Units                            4.89%      5.01%           N/A
 ILA Administration Units             4.74%      4.85%           N/A
 ILA Service Units                    4.49%      4.59%           N/A
 ILA Class B Units                    3.89%      3.97%           N/A
 ILA Class C Units                    3.89%      3.97%           N/A
 Cash Management Shares               4.32%      4.42%           N/A

ILA MONEY MARKET PORTFOLIO:
 ILA Units                            4.85%      4.97%           N/A
 ILA Administration Units             4.70%      4.81%           N/A
 ILA Service Units                    4.45%      4.55%           N/A
 Cash Management Shares               4.28%      4.37%           N/A

ILA TREASURY OBLIGATIONS PORTFOLIO:
 ILA Units                            4.47%      4.62%           N/A
 ILA Administration Units             4.32%      4.41%           N/A
 ILA Service Units                    4.07%      4.15%           N/A

ILA TREASURY INSTRUMENTS PORTFOLIO:
 ILA Units                            4.11%      4.20%           N/A
 ILA Administration Units             3.97%      4.04%           N/A
 ILA Service Units                    3.72%      3.78%           N/A

ILA GOVERNMENT PORTFOLIO:
 ILA Units                            4.77%      4.88%           N/A
 ILA Administration Units             4.62%      4.72%           N/A
 ILA Service Units                    4.37%      4.46%           N/A
 Cash Management Shares               4.20%      4.29%           N/A

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
ILA Federal Portfolio:
 ILA Units                            4.75%      4.86%           N/A
 ILA Administration Units             4.60%      4.71%           N/A
 ILA Service Units                    4.35%      4.45%           N/A

ILA Tax-Exempt Diversified Portfolio:
 ILA Units                            3.24%      3.29%          5.47%              5.56%
 ILA Administration Units             3.09%      3.13%          5.22%              5.29%
 ILA Service Units                    2.84%      2.88%          4.80%              4.86%
 Cash Management Shares               2.67%      2.70%          4.51%              4.56%

ILA Tax-Exempt California Portfolio*
 ILA Units                            3.10%      3.15%          5.24%              5.32%
 ILA Administration Units             2.95%      2.99%          4.98%              5.05%
 ILA Service Units**                  2.70%      2.74%          4.56%              4.63%
 Cash Management Shares               2.53%      2.56%          4.27%              4.32%

ILA Tax-Exempt New York Portfolio***
 ILA Units                            3.20%      3.25%          5.41%              5.49%
 ILA Administration Units             3.05%      3.10%          5.15%              5.24%
 ILA Service Units**                  2.83%      2.84%          4.78%              4.80%
 Cash Management Shares               2.63%      2.67%          4.44%              4.51%

-------------------

* Tax-equivalent yields would be 5.79%, 5.51%, 5.04% and 4.72%, for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 5.88%, 5.58%, 5.11% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account.

** Assuming such Units had been outstanding and were subject to maximum service fees.

*** Tax equivalent yields would be 5.81%, 5.54%, 5.14% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 6.11%, 5.82%, 5.40% and 5.02%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be 5.90%, 5.63%, 5.16% and 4.85%, respectively, when taking New York State taxes into account, and 6.21%, 5.92%, 5.42% and 5.10%, respectively, when taking New York City taxes into account.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
ILA Prime Obligations Portfolio:
 ILA Units                            4.89%      5.01%            N/A
 ILA Administration Units             4.74%      4.85%            N/A
 ILA Service Units                    4.49%      4.59%            N/A
 ILA Class B Units                    3.89%      3.97%            N/A
 ILA Class C Units                    3.89%      3.97%            N/A
 Cash Management Shares               4.32%      4.42%            N/A

ILA Money Market Portfolio:
 ILA Units                            4.85%      4.97%            N/A
 ILA Administration Units             4.70%      4.81%            N/A
 ILA Service Units                    4.45%      4.55%            N/A
 Cash Management Shares               4.28%      4.37%            N/A

ILA Treasury Obligations Portfolio:
 ILA Units                             ___%       ___%            N/A
 ILA Administration Units              ___%       ___%            N/A
 ILA Service Units                     ___%       ___%            N/A

ILA Treasury Instruments Portfolio:
 ILA Units                             ___%       ___%            N/A
 ILA Administration Units              ___%       ___%            N/A
 ILA Service Units                     ___%       ___%            N/A

ILA Government Portfolio:
 ILA Units                            4.75%      4.90%            N/A
 ILA Administration Units             4.60%      4.74%            N/A
 ILA Service Units                    4.35%      4.48%            N/A
 Cash Management Shares               4.18%      4.31%            N/A

ILA Federal Portfolio:
 ILA Units                            4.75%      4.86%            N/A
 ILA Administration Units             4.60%      4.74%            N/A
 ILA Service Units                    4.35%      4.45%            N/A

ILA Tax-Exempt Diversified Portfolio:
 ILA Units                            3.24%      3.29%           5.47%              5.56%
 ILA Administration Units             3.09%      3.13%           5.22%              5.29%
 ILA Service Units                    2.84%      2.88%           4.80%              4.86%
 Cash Management Shares               2.67%      2.70%           4.51%              4.56%

ILA Tax-Exempt California Portfolio*

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
 ILA Units                            3.10%      3.15%          5.24%              5.32%
 ILA Administration Units             2.95%      2.99%          4.98%              5.05%
 ILA Service Units**                  2.70%      2.74%          4.56%              4.63%
 Cash Management Shares               2.53%      2.56%          4.27%              4.32%

ILA Tax-Exempt New York Portfolio***
 ILA Units                            3.15%      3.20%          5.32%              5.41%
 ILA Administration Units             3.00%      3.05%          5.07%              5.15%
 ILA Service Units**                  2.78%      2.79%          4.70%              4.71%
 Cash Management Shares               2.58%      2.62%          4.36%              4.43%

-----------------
* Tax-equivalent yields would be 5.79%, 5.51%, 5.04% and 4.72% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 5.88%, 5.58%, 5.11% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, when taking California State taxes into account.

** Assuming such Units had been outstanding and were subject to maximum service fees.

*** Tax-equivalent yields would be 5.81%, 5.54%, 5.14% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 5.90%, 5.63% , 5.16% and 4.85%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 6.11%, 5.82%, 5.40% and 5.02% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 6.21%, 5.92%, 5.42% and 5.10%, respectively, when taking New York City taxes into account.


     The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1998 were as follows:



                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
FS Prime Obligations Fund:
 FST Shares                           5.09%      5.22%            N/A
 FST Administration Shares            4.84%      4.96%            N/A
 FST Service Shares                   4.59%      4.70%            N/A
 FST Preferred Shares                 4.99%      5.12%            N/A

FS Money Market Fund:
 FST Shares                           5.08%      5.22%            N/A
 FST Administration Shares            4.84%      4.96%            N/A
 FST Service Shares                   4.59%      4.69%            N/A

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
 FST Preferred Shares                 4.98%      5.11%            N/A

FS Treasury Obligations Fund:
 FST Shares                           4.71%      4.82%            N/A
 FST Administration Shares            4.46%      4.56%            N/A
 FST Service Shares                   4.21%      4.30%            N/A
 FST Preferred Shares                 4.61%      4.71%            N/A

FS Treasury Instruments Fund:
 FST Shares                           4.24%      4.33%            N/A
 FST Administration Shares            3.99%      4.07%            N/A
 FST Service Shares                   3.74%      3.81%            N/A
 FST Preferred Shares                 4.14%      4.24%            N/A

FS Government Fund:
 FS Shares                            5.00%      5.13%            N/A
 FST Administration Shares            4.76%      4.87%            N/A
 FST Service Shares                   4.51%      4.61%            N/A
 FST Preferred Shares                 4.90%      5.03%            N/A

FS Federal Shares:
 FST Shares                           4.97%      5.09%          8.40%              8.60%
 FST Administration Shares            4.72%      4.83%          7.97%              8.16%
 FST Service Shares                   4.47%      4.57%          7.55%              7.72%
 FST Preferred Shares                 4.87%      4.99%          8.23%              8.43%

FST Tax-Free Fund:
 FST Shares                           3.51%      3.58%          5.93%              6.05%
 FST Administration Shares            3.26%      3.32%          5.51%              5.61%
 FST Service Shares                   3.01%      3.06%          5.08%              5.17%
 FST Preferred Shares                 3.41%      3.47%          5.76%              5.86%

FS Premium Money Market Fund:
 FST Shares                           5.08%      5.21%          8.58%              8.80%
 FST Administration Shares            4.83%      4.94%          8.16%              8.34%
 FST Service Shares                   4.58%      4.68%          7.74%              7.91%
 FST Preferred Shares                 4.98%      5.10%          8.41%              8.61%

FS Municipal Money Market Fund:
 FST Shares                             N/A        N/A            N/A                N/A
 FST Administration Shares              N/A        N/A            N/A                N/A
 FST Service Shares                     N/A        N/A            N/A                N/A
 FST Preferred Shares                   N/A        N/A            N/A                N/A

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the same period would have been as follows:

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
FS Prime Obligations Fund:
 FST Shares                           5.06%      5.18%            N/A
 FST Administration Shares            4.81%      4.92%            N/A
 FST Service Shares                   4.56%      4.66%            N/A
 FST Preferred Shares                 4.96%      5.08%            N/A

FS Money Market Fund:
 FST Shares                           5.06%      5.18%            N/A
 FST Administration Shares            4.82%      4.92%            N/A
 FST Service Shares                   4.57%      4.65%            N/A
 FST Preferred Shares                 4.96%      5.07%            N/A

FS Treasury Obligations Fund:
 FST Shares                           4.73%      4.84%            N/A
 FST Administration Shares            4.48%      4.51%            N/A
 FST Service Shares                   4.23%      4.25%            N/A
 FST Preferred Shares                 4.63%      4.66%            N/A

FS Treasury Instruments Fund:
 FST Shares                           4.21%      4.30%            N/A
 FST Administration Shares            3.96%      4.04%            N/A
 FST Service Shares                   3.71%      3.78%            N/A
 FST Preferred Shares                 4.11%      4.21%            N/A

FS Government Fund:
 FS Shares                            4.97%      5.10%            N/A
 FST Administration Shares            4.73%      4.84%            N/A
 FST Service Shares                   4.48%      4.58%            N/A
 FST Preferred Shares                 4.87%      5.00%            N/A

FS Federal Fund:
 FST Shares                           4.93%      5.06%          8.33%              8.55%
 FST Administration Shares            4.68%      4.80%          7.91%              8.11%
 FST Service Shares                   4.43%      4.54%          7.48%              7.67%
 FST Preferred Shares                 4.83%      4.96%          8.16%              8.38%

FST Tax-Free Fund:
 FST Shares                           3.48%      3.54%          5.88%              5.98%
 FST Administration Shares            3.23%      3.28%          5.46%              5.54%
 FST Service Shares                   2.98%      3.02%          5.03%              5.10%
 FST Preferred Shares                 3.38%      3.43%          5.71%              5.79%

FS Premium Money Market Fund:
 FST Shares                           5.01%      5.14%          8.46%              8.68%
 FST Administration Shares            4.76%      4.87%          8.04%              8.23%
 FST Service Shares                   4.51%      4.61%          7.62%              7.89%

                                               Effective    Tax-Equivalent    Tax-Equivalent
                                      Yield      Yield          Yield         Effective Yield
                                      -----      -----          -----         ---------------
 FST Preferred Shares                 4.91%      5.03%           8.29%             8.50%

FS Municipal Money Market Fund:
 FST Shares                            N/A        N/A            N/A                N/A
 FST Administration Shares             N/A        N/A            N/A                N/A
 FST Service Shares                    N/A        N/A            N/A                N/A
 FST Preferred Shares                  N/A        N/A            N/A                N/A


     The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1998 are based on a federal marginal tax rate of 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels).

     With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 5.62% (adjusted for the federal income tax benefit) is being assumed in addition to the 40.8% federal tax rate, for a combined tax rate of 46.42%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 40.8%, the second scenario assumes a New York top marginal State personal income tax rate of 4.14% (adjusted for the federal income tax benefit), for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 2.69% (adjusted for the federal income tax benefit) in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series' performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Series' performance with that of other mutual funds with similar investment objectives.

     The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

     A Series' performance data will be based on historical results and is not intended to indicate future performance. A Series' performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

     The Trust may also, at its discretion, from time to time make a list of a Series' holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Series' investments and discussions of a Fund's current holdings.

     In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.


                                TAX INFORMATION

     Each Series has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

     In order to qualify as a regulated investment company, each Series must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Series' total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series' total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Series' total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Series and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

  Each Series, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

  Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Series have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Series' net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 1998, the following Series had approximately the following amounts of capital loss carryforwards:

                                         Amount   Year of Expiration
                                        --------  ------------------
ILA Tax-Exempt Diversified Portfolio    $189,400           1998-2006
ILA Tax-Exempt New York Portfolio          6,519           1999-2004
ILA Tax-Exempt California Portfolio       28,689           2000-2003
FS Tax Free Money Market Fund             11,000           2003-2005

  Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios, FS Tax-Free Fund or FS Municipal Fund from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series' total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e.,
                                                                - -
obligations described in Section 103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). It is expected that each of these five Series will meet this 50% test each year. Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Series may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Series may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios and FS Tax-Free and FS Municipal Funds invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

  In purchasing municipal obligations, the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios, FS Tax-Free and FS Municipal Funds rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

  Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

  Certain series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

  Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B or Class C Units. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series Units is properly treated as a sale for tax purposes.

  All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Series will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Series in the unitholder's own state and locality.


     An investment in a Series that pays primarily exempt-interest dividends is not intended to constitute a balanced investment program. Units of such Series would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the Unitholder not gain any additional benefit from the Series' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" included certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Series, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Series and, if a current IRS Form W-8 or acceptable substitute is not on file with the Series, may be subject to backup withholding on certain payments.

State and Local


  The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Series may have tax consequences for unitholders that are different from those of a direct investment in the Series' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

  Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

  California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt-interest dividends" which will be exempt from the California personal income tax.

  Individual unitholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

  Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

  In addition, any loss realized by a unitholder of the ILA Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

  New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the ILA Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

  Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents

  Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

  This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION


  The Series were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

  The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the ILA Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth and fifth class of units, ILA Class B Units and ILA Class C Units, with respect to the Prime Obligations Portfolio. The Trustees have also authorized Cash Management Shares of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Financial Square Funds:
FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

  Each ILA Unit, ILA Administration Unit, ILA Service Unit, ILA Class B Unit, ILA Class C Unit, Cash Management Share, FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most units (other than ILA Class B or Class C Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B and Class C Units generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Units and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units or FST Administration Shares. ILA Administration Units of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. ILA Service Units and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units or FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. FST Service Shares of a Financial Square Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0%, and ILA Class C Units are sold subject to a contingent deferred sales charge of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Units are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Units bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B and Class C Units, respectively. ILA Class B and Class C Units also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Units. Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. Cash Management Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at an annual rate of 0.50% of the average daily net assets attributable to Cash Management Shares. In addition, each class of ILA units bears its own transfer agency expenses.

  It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Series. ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units, Cash Management Shares, FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another ILA Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the ten classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.

However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

  When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Series available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

  The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees.
Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

  The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

  The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

  The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

  The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

  As of February 11, 1999, the entities noted below may have owned of record or beneficial by 5% or more of the outstanding units of the ILA Prime Obligations Portfolio were Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (18.00%); National Financial Services, Co., P.O. Box 3752, Church Street Station, New York, NY 10008 (5.00%); and Whitehall Street Real Estate LP, c/o Goldman Sachs, & Co., 85 Broad Street, Floor 10, New York, NY 10004 (10.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficial by 5% or more of the outstanding units of the ILA Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (15.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (14.00%); and Kamehameha Schools/Bishop Estate, P.O. Box 3466, Honolulu, HI 96801 (12.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficial by 5% or more of the outstanding units of the ILA Treasury Obligations Portfolio were First National Bank of Omaha, P.O. Box 3128, Omaha, NE 68103-0128 (21.00%); Bank One Investment Advisors Corp., Strafe & Co., P.O. Box 710211, Columbus, OH, 43271-0211 (6.00%); Montgomery Ward Insurance Group, 200 North Martingale Road, Schaumburg, IL 60173 (6.00%); and Rainwater Group, 777 Main Street, Suite 2700, Fort Worth, TX 76102 (19.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficial by 5% or more of the outstanding units of the ILA Treasury Instruments Portfolio were Bank of New York, 1 Wall Street, 5th Floor, New York, NY 10286-0001 (41.80%); and Hilliard Lyons Trust Co., P.O. Box 32780, Louisville, KY 40232 (7.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Government Portfolio Standish Long/Short Equity Fund LP, One Financial Ctr, Boston, MA 02111 (15.00%); Comerica Bank, Calhoun & Co., P.O. Box 55-519, Detroit, MI 48255-0499 (8.00%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (13.00%); Goldman Sachs Trust Company, c/o Goldman Sachs, 1 New York Plaza, Floor 48, New York, N.Y. 10004 (9.00%); and Henry F. Burroughs, 1163 North Hillcrest Road, Beverly Hills, CA 90210 (6.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (11.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (23.00%); and Edwin W. Hemowy, 2 East 88th Street, New York, NY 10128 (5.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Federal Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (9.00%); Hilliard Lyons Trust Co., P.O. Box 32760, Louisville, KY 40232-2760 (7.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (13.00%); and The Baupost Group, Inc., P.O. Box 389125, Cambridge, MA 02238 (7.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt California Portfolio were Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (16.00%); and Mollet Accounts, 35 Liraris Way, Portola
Valley, CA 94026.

  As of February 11, 1999, the only holder of record of 5% or more of the outstanding units of the ILA Tax-Exempt Diversified Portfolio was Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (16.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Prime Obligations Fund:
Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Money Market Fund:
Citicorp Trust, NA as Custodian, 400 Royal Palm Way, 3rd Flr., Palm Beach, FL 33480 (5.00%).

  As of February 11, 1999, the entities noted below may have owned beneficially 5% or more of the outstanding shares of FS Premium Money Market Fund:
BankBoston, P.O. Box 1130, Boston, MA 02103 (24.00%); Mercantile Bank, Nespa for Arch, P.O. Box 387, St. Louis, MO 63166 (5.00%); and National City Bank, Money Market 5312, 4100 W. 150th Street, Cleveland, OH 44135 (15.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Government Fund:
Security Trust Company, P.O. Box 1589, San Diego, CA 92112-1589 (8.00%); Chicago Trust Company, 171 N. Clark St., #5CA, Chicago, IL 60601 (6.00%); and Wachovia Bank, NA, 301 North Church Street, Winston Salem, NC 27101 (6.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Tax-Free Fund: Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%); Mercantile Bank of St. Louis, Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.00%); and Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606.

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Federal Fund: Bank of Tokyo -- Mitsubishi, Corporate Trust Department, 10th Floor, 1251 Avenue of the Americas, New York, NY 10020 (16.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (16.00%); and Narcal Accounts, c/o Goldman Sachs, 1 New York Plaza, 40th Floor, New York, NY 10004 (12.00%).

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Instruments Fund; Omega Advisors, Inc., 88 Pine Street, Suite 32, New York, NY 10005 (21.00%); and First Priority Funds, 417 North 20th Street, Birmingham, AL 35203 (7.00%). Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (2.00%);

  As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%); Kiewit Diversified Group, Inc., One Thousand Kiewit Plaza, Omaha, NE 68131 (6.00%). Legg Mason Wood Walker, Inc., 111 South Calvert Street, P.O. Box 1476, Baltimore, MD 21203 (7.00%); and PHH Corporation, 307 International Circle, Hunt Valley, MD 21030 (6.00%).

Unitholder and Trustee Liability

  Under Delaware law, the unitholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a unitholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.

  In addition to the requirements set forth under Delaware Law, the Declaration of Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Trust, or 10% of the outstanding units of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Unitholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

  State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Series' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.


                            INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

  The Financial Statements of the Series then in existence and conducting investment operations, including the Statements of Investments as of December 31, 1997, the Statements of Assets and Liabilities as of December 31, 1998, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets, the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the December 31, 1998 Annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                               OTHER INFORMATION



  The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Series. These payments ("Additional Payments") would be in addition to the payments by the Series described in the Series' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Series and payments for providing extra employee training and information relating to the Series; "listing" fees for the placement of the Series on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Series; "marketing support" fees for providing assistance in promoting the sale of the Series' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

  The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              ADMINISTRATION PLANS

     (ILA Administration, FST Administration and FST Preferred Shares Only)

  The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Units (the "ILA Administration Plan"), with respect to the FST Administration Shares (the "FST Administration Plan") and FST Preferred Shares (the "FST Preferred Plan," together with the ILA Administration Plan and the FST Administration Plan, the "Administration Plans") which authorize the ILA Portfolios and Financial Square Funds to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such units. Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with Service Organizations which purchase ILA Administration Units, FST Administration Shares or FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Administration Units, FST Administration Shares or FST Preferred Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Administration Units, FST Administration Shares or FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in units by customers. As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each Service Organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Units of each ILA Portfolio,
 .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such Service Organization for its customers.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to Service Organizations was as follows:

                                1998          1997              1996
                                ----          ----              ----

ILA Prime Obligations
  Portfolio                   $ 56,195    $  117,600         $ 65,534

ILA Money Market Portfolio     482,750       510,535          316,155

ILA Treasury Obligations
  Portfolio                    134,705       311,981          145,201

ILA Treasury Instruments
  Portfolio                    146,145       296,919          145,441

ILA Government Portfolio        14,657        66,034           63,048

ILA Federal Portfolio         779,240      1,119,368          906,321

ILA Tax-Exempt Diversified     34,749
  Portfolio                                  119,510           73,660

ILA Tax-Exempt California       1,702
  Portfolio                                      508              262

ILA Tax-Exempt New York        34,741
  Portfolio                                   46,589           39,843


  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to Service Organizations was as follows:


                                    1998        1997        1996
                                    ----        ----        ----

FS Prime Obligations Fund      $  932,405   $  662,090  $  527,357
FS Money Market Fund              947,740      780,489     474,043
FS Treasury Obligations Fund    2,373,198    1,741,440   1,100,814
FS Government Fund                845,644      649,313     250,618
FS Tax Free Fund                  360,347      241,784     128,721
FS Premium Money Market Fund(1)    20,162       13,845       N/A
FS Treasury Instruments Fund(1)    49,689        3,240       N/A
FS Federal Fund(1)                951,754      353,083       N/A

---------------------------

(1) The FST Administration Shares of the FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced share activity on August 1, 1997, April 1, 1997 and April 1, 1997. [As of December 31, 1998, the FS Municipal Fund had not commenced operations.]

  For the fiscal year ended December 31, 1998, December 31, 1997 and December 31, 1996, the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:


                                    1998      1997     1996
                                   -------  --------  -------

FS Prime Obligations Fund(1)      $156,506  $181,303  $42,963
FS Money Market Fund(1)             76,867    55,349    2,874
FS Treasury Obligations Fund(1)    307,604   107,309   15,097
FS Government Fund(1)               96,834    27,961      395
FS Tax Free Fund(1)                 93,209    15,965   13,155
FS Premium Money Market Fund(1)    102,701       131     N/A
FS Treasury Instruments Fund(1)          0         1     N/A
FS Federal Fund(1)                 122,073    66,047     N/A

----------------------------

(1) The FST Preferred Shares of the FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, FS Government Fund, FS Tax-Free Fund,
FS Premium Money Market Fund, FS Treasury Instruments Fund, and FS Federal
Fund commenced share activity on May 1, 1996, May 1, 1996, May 1, 1996, May
1, 1996, May 1, 1996, August 1, 1997, May 30, 1997 and May 30, 1997.

  [As of December 31, 1998, the FS Municipal Fund has not commenced operations.]

  Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Units, FST Administration Shares and FST Preferred Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Units, FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Units, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

  The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements, most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on _________, 1999. The Administration Plans and Service Agreements will remain in effect until May 1, 2000 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

  An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Administration, FST Administration or FST Preferred shareholders of the affected Series, and all material amendments of the Administration Plan must also be approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Administration Units, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Administration Units, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty
(60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Units, FST Administration Shares and FST Preferred Shares of such Series.

                                 SERVICE PLANS

    (ILA Service Units, Cash Management Shares and FST Service Shares Only)

  The Trust has adopted a service plan on behalf of each ILA Portfolio with respect to the ILA Service Units (the "ILA Service Plan"), on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt New York Portfolio with respect to the Cash Management Shares (the "Cash Management Shares Service Plan") and on behalf of each Financial Square Fund with respect to the FST Service Shares (the "FST Service Plan" and together with the ILA Service Plan and the Cash Management Shares Service Plan, the "Service Plans") which authorize the Series to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with Service Organizations which purchase ILA Service Units, Cash Management Shares or FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers; (b) maintain account records for each customer who beneficially owns ILA Service Units, Cash Management Shares or FST Service Shares; (c) answer questions and handle correspondence from customers regarding their accounts; (d) process customer orders to purchase, redeem and exchange ILA Service Units, Cash Management Shares or FST Service Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds; (e) issue confirmations for transactions in units by customers; (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, Cash Management Shares or FST Service Shares; (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information;
(h) display and make prospectuses available on the Service Organization's premises; (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization; (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; and (k) with respect to the Cash Management Shares Service Plan: (i) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (ii) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through Service Organizations, (iii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (iv) develop, maintain and support systems necessary to support Cash Management Shares. As compensation for such services, (a) the Trust on behalf of each ILA Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each ILA Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; (b) the Trust on behalf of each ILA Portfolio pays each Service Organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the Cash Management Shares of each ILA Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; and (c) the Trust, on behalf of each Financial Square Fund, pays each Service Organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

  As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the service fees paid by each ILA Portfolio then in existence to Service Organizations pursuant to the ILA Service Plan was as follows:

                                 1998        1997       1996
                              ----------  ----------  --------
ILA Prime Obligations
  Portfolio                   $  435,823  $  300,300  $  494,274

ILA Money Market Portfolio       144,733      40,053     128,313

ILA Treasury Obligations
  Portfolio                      324,013     361,567     579,790

ILA Treasury Instruments
  Portfolio                    1,126,342   1,020,955   1,266,586

ILA Government Portfolio         395,588     342,976     352,931

ILA Federal Portfolio            145,279     209,156     562,023

ILA Tax-Exempt Diversified
  Portfolio                      124,850     102,409     130,158

ILA Tax-Exempt California
  Portfolio(1)                         0           2         --

ILA Tax-Exempt New York
  Portfolio(1)                         0           2         --

-------------------
(1)  ILA Service Unit activity commenced operations in 1997.

  For the fiscal year ended December 31, 1998, the amount of the service fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt New York Portfolio to Service Organizations pursuant to the Cash Management Shares Service Plan was $ 0, $ 0, $ 0, $ 0, and $ 0, respectively. Cash Management Shares commenced operations on May 1, 1998.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of service fees paid by each Financial Square Fund to Service Organizations pursuant to the FST Service Plan was as follows:


                                      1998        1997        1996
                                   ----------  ----------  ----------
FS Prime Obligations
  Fund                             $1,167,952  $  707,816  $  541,076

FS Money Market Fund(1)             2,478,988   1,514,944     271,936

FS Treasury Obligations Fund        2,019,235   1,201,356     849,624

FS Government Fund(2)               3,225,643   2,533,854   1,258,434

FS Tax-Free Fund                      254,984     166,974      91,599

FS Premium Money Market Fund(3)        49,926         114        N/A

FS Treasury Instruments Fund(4)        97,057     112,501        N/A

FS Federal Fund(5)                  1,312,961     482,096        N/A

--------------------
(1)  FST Service Share activity commenced June 14, 1995.
(2)  FST Service Share activity commenced May 16, 1995.
(3)  FST Service Share activity commenced August 1, 1997.
(4)  FST Service Share activity commenced March 5, 1997.
(5)  FST Service Share activity commenced March 25, 1997.

[As of December 31, 1998, FS Municipal Fund had not commenced operations.]

  The Trust has adopted each Service Plan pursuant to Rule 12b-1 under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-1, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units, Cash Management Shares or FST Service Shares. However, should such payments be deemed by a court or the Securities and

Exchange Commission to be distribution expenses, such payments would be duly authorized by the Service Plans.

  The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units, Cash Management Shares or FST Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Series. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units, Cash Management Shares or FST Service Shares on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units, Cash Management Shares or FST Service Shares to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder or shareholder.

  Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units, Cash Management Shares or FST Service Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units, Cash Management Shares or FST Service Shares.

  The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or the related Service Agreements, most recently voted to approve the Service Plans and Service Agreements at a meeting called for the purpose of voting on such Service Plans and Service Agreements on ________, 1999. They will remain in effect until May 1, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

  A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service Unitholders, Cash Management Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Units, Cash Management Shareholders or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Units, Cash Management Shareholders or FST Service Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Units, Cash Management Shares and FST Service Shares of such Series. In the Trustees' quarterly review of the Service Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.


                         DISTRIBUTION AND SERVICE PLANS

  DISTRIBUTION AND SERVICE PLANS. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act with respect to ILA Class B and Class C Units on behalf of the ILA Prime Obligations Portfolio (the "Distribution and Service Plans"). See "Distribution and Service Plans" in the ILA Class B and Class C Units Prospectus.

  The Distribution and Service Plans were most recently approved on __________, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Distribution and Service Plans, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.

  The compensation payable under the Distribution and Service Plans may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Units, respectively, of that ILA Portfolio.

     Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to ILA Class B or Class C Units.

  The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and contingent deferred sales charges on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to Service Organizations or other institutions for providing services in connection with the sale of Class C Units. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Units and Class C Units. If such fees exceed Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. For the fiscal years ended December 31, 1998 and December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $____ and $4,635, respectively.

     For the fiscal years ended December 31, 1998 and December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $____ and $784, respectively.

  Under the Distribution and Service Plans, Goldman Sachs, as distributor of the Portfolio's ILA Class B Units and Class C Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Distribution and Service Plans and the purposes for which such services were performed and expenditures were made.

  The Distribution and Service Plans will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Unitholders, of the affected Portfolio and Unit class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Units, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Portfolios and their respective Unitholders.

     For the fiscal year ended December 31, 1998 and December 31, 1997, the amount of services fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $_____ and $1,545, respectively.

  For the fiscal years ended December 31, 1998 and December 31, 1997, the amount of service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $_____ and $261, respectively.

  DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to Cash Management Shares on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio (the "Cash Management Shares Distribution Plan"). See "Distribution Plan" in the Cash Management Shares' Prospectus.

  The Distribution Plan was most recently approved on ________, 1999 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for the purpose of approving the Distribution Plan.

  The compensation payable under the Cash Management Shares Distribution Plan with respect to the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may not exceed 0.50% per annum of the average daily net assets attributable to Cash Management Shares of such ILA Portfolio. [Currently, Goldman Sachs is limiting the fee payable by ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to 0.07% of average daily net assets attributable to Cash Management Shares.] Goldman Sachs may modify or discontinue such waivers and limitation in the future at its discretion.

     Goldman Sachs may pay up to the entire amount of its fee under the Distribution Plan to Service Organizations or other institutions for providing services in connection with the sale of Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

  The Distribution Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Distribution Plan was terminated by the Trust's Board of Trustees and no successor plan were adopted, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Cash Management Shares Distribution Plan at a rate that materially exceeds the rate of compensation received under the Plan.

  Under the Cash Management Distribution Plan, Goldman Sachs, as distributor of the Portfolio's Cash Management Shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Cash Management Distribution Plan and the purposes for which such services were performed and expenditures were made.

  The Distribution Plan will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein as to a particular Portfolio without approval of a majority of the outstanding Cash Management Unitholders, as applicable, of that Portfolio. All material amendments to the Distribution Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Distribution Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Cash Management Units, as applicable, of the applicable Portfolio. So long as the Distribution Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution Plan will benefit the applicable Portfolios and their respective Unitholders.

  For the fiscal year ended December 31, 1998, the amount of distribution fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to Goldman Sachs pursuant to the Cash Management Shares Distribution Plan was $______, $______, $______, $______, $________ and $_______, respectively.

Goldman Sachs Trust
Institutional Liquid Assets




                .  Prime Obligations Portfolio


                .  Money Market Portfolio


                .  Government Portfolio


                .  Treasury Obligations Portfolio


                .  Treasury Instruments Portfolio


                .  Federal Portfolio


                .  Tax-Exempt Diversified Portfolio


                .  Tax-Exempt California Portfolio


                .  Tax-Exempt New York Portfolio





ANNUAL REPORT                                           [LOGO] GOLDMAN
December 31, 1998                                              SACHS

-------------------------------------------------------------------------------
Letter to Unit/Shareholders

------------------------------------  ------------------------------------
------------------------------------  ------------------------------------
Dear Shareholders:

  We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1998. It was another strong year for the funds, during which all of the portfolios outperformed or performed in line with their respective IBC Financial Data, Inc. averages. Net assets in the ILA Portfolios totaled $10.5 billion as of December 31, 1998.

The Economy In Review
  Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see strong growth for most of 1998. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for the first nine months of the year.
  On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the Federal Funds target rate by 25 basis points, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another 50 basis points.
  The Fed's moves were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the forces that had the potential of a substantial economic slowdown in 1999.
  At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However, based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong third quarter gross domestic product (GDP), the general consensus is that any further easing by the Fed will come later, rather than sooner.

Credit Year 1998: A Year of Crisis with a Hopeful Ending
  Domestic credit quality continued its strong positive trend for the first six months of 1998. Mergers and acquisitions were at an all time high. U.S. banks remained strong, well capitalized and provisioned, with diversified operations. The stock market continued its climb and American consumers were spending more than they were earning. The shocks of the Russian default in August and the near collapse of Long Term Capital Management (LTCM) caused severe liquidity problems and a difficult trading environment, as well as a major sell-off in the stock market. Calm was restored by the rescue of LTCM and the Fed's lowering of interest rates three times in seven weeks. A newly risk adverse investor moved funds to safer, more liquid credits. The enthusiasm for globalization was temporarily curbed, as domestic production was suppressed in response to the Asian crisis and corporate profit gains for the year were generally mixed.
  The international credit environment in 1998 saw the Asian situation explode into a full-blown global crisis that adversely affected markets around the world. The default and devaluation of Russia in August came after an already painful several months of recession and restructuring in Asia. This pain was exacerbated by Japan's continued slow economic deterioration, which cast a shadow over the entire region. The unprecedented market volatility that followed Russia's default took months to dissipate, and only after a more committed response by the U.S. government to the crisis. By the end of the year, however, trends were much more positive. The reforming Asian economies showed notable progress, with signs of a return to economic growth in 1999. More significant, however, was the successful launch of the euro. Ongoing policy convergence and political resolution served to create the world's first regional currency with nary a ripple in the markets. In fact, with the U.S. economy seemingly impervious to difficulties elsewhere, global markets quickly rebounded to close the year on a decidedly positive note.

--------------------------------------------------------------------------------
Letter to Unit/Shareholders (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  Although the U.S. economy remains favorable, the challenges of global volatility continue to concern us. The Goldman Sachs Credit Department, with analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to anticipate and monitor global developments and apply its conservative credit standards to the money market portfolios.

Strategy
  Taxable--For most of the period, a "flight to quality" resulting from the ongoing Asian economic crisis rendered the short end of the yield curve expensive. In view of this, the Portfolios maintained a neutral stance by buying on market dips and "aging in" when levels got expensive. However, we extended the weighted average maturity (WAM) ranges from neutral to slightly long as the Fed began its series of easings in late September in response to market liquidity. We continued to maintain a barbell structure by holding significant liquidity in anticipation of year-end outflows, and targeted longer dated maturities to enhance performance in a declining rate environment.
  Tax-Exempt--Early in the period, given the fact that we no longer foresaw a near-term Fed easing and in preparation for the seasonally short supply of municipal issuance in January, we increased the portfolio's WAMs to the 40- to 50-day range. This decision helped keep the portfolios' yields competitive during this period of high cash inflows and high demand for municipal securities. In March, we shortened the WAMs of the portfolios to the 30- to 35-day range, seeking to build liquidity as the April 15th tax deadline approached. This move helped us to fund tax-time redemptions. In August, when seasonal issuance was strong and there was less demand in the tax-exempt market in contrast to the "flight to quality" in the Treasury market, we extended the portfolios' WAMs to the 40-day range.
  At period end, after a brief period during which the portfolios' WAMs were brought into a neutral range, we extended the WAMs in anticipation of technically driven lower yields (due to inflows from the reinvestment of maturity proceeds, coupled with a seasonal scarcity of issuance).

Summary for ILA Portfolios Institutional Units* as of 12/31/98

                     SEC             1-Month
                    7-Day  SEC 7-Day Simple  Weighted Avg.
                   Current Effective Average   Maturity
  ILA Portfolios    Yield    Yield    Yield     (days)
  --------------   ------- --------- ------- -------------
  Money Market....  4.85%    4.97%    4.81%        46
  Prime
   Obligations....  4.89     5.01     4.87         35
  Treasury
   Instruments....  4.11     4.20     4.12         53
  Government......  4.77     4.88     4.68         48
  Treasury
   Obligations....  4.47     4.57     4.49         32
  Federal.........  4.75     4.86     4.73         48
  Tax-Exempt
   California.....  3.10     3.15     2.67         41
  Tax-Exempt
   Diversified....  3.24     3.29     2.88         46
  Tax-Exempt New
   York...........  3.20     3.25     2.79         44

*ILA offers four separate classes of units/shares (Institutional, Administration, Service and Cash Management), each of which is subject to different fees and expenses that affect performance and entitle unit/shareholders to different services. The Administration and Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. The Cash Management shares pay 0.50% plus 0.30% from the adviser for a total of up to 0.80%. Furthermore, in addition to these classes, Prime Obligations offers Class B and Class C units, which may be subject to contingent deferred sales charges. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Outlook and Strategies for 1999
  With the financing pressure of year-end behind institutional investors, we are looking to extend the portfolios' weighted average maturities somewhat as we see opportunities on the yield curve. While there are a

--------------------------------------------------------------------------------
Letter to Unit/Shareholders (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
variety of opinions as to when the Fed will move, based on current signs of non-inflationary growth in areas of consumer spending, new home sales and fourth quarter GDP, most anticipate that easing will come later than sooner. Goldman Sachs economists' 1999 outlook anticipates a 50 basis point cumulative ease in the second half of the year.
  In closing, we thank you for your support and for making 1998 a year of record assets for the ILA money market portfolios. As in the past, we will continue to look for additional ways to improve our services, while seeking to provide you with competitive performance. We welcome your suggestions and questions, and look forward to another strong year in 1999.

Money Market Management Team
January 29, 1999

Statement of Investments
--------------------------------------------------------------------------------
ILA Prime Obligations Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--33.4%
Bank Holding Companies
BankAmerica
$10,000,000               5.16%                        01/15/99                       $  9,979,933
 25,000,000               5.12                         01/25/99                         24,914,667
 10,000,000               5.04                         05/12/99                          9,816,600
Business Credit Institutions
CIT Group, Inc.
 10,000,000               5.05                         03/29/99                          9,877,958
General Electric Capital Corp.
 15,000,000               5.36                         02/16/99                         14,897,267
 10,000,000               5.02                         02/25/99                          9,923,306
Commercial Banks
CP Trust Certificates Series 1996-1
 29,750,000               4.95                         03/30/99                         29,750,000
Industrial
Caterpillar Financial Services Corp.
  5,800,000               5.35                         02/24/99                          5,753,455
Receivable/Asset Financings
Corporate Receivables Corp.
 15,000,000               5.22                         01/13/99                         14,973,900
Delaware Funding
 25,000,000               5.30                         01/13/99                         24,955,833
 15,047,000               5.22                         01/22/99                         15,001,182
Edison Asset
 10,000,000               5.13                         01/29/99                          9,960,100
 25,000,000               5.14                         02/26/99                         24,800,111
Receivables Capital Corp.
 30,000,000               5.49                         01/08/99                         29,967,975
Riverwoods Funding Corp.
 20,000,000               5.05                         02/25/99                         19,845,694
Security and Commodity Brokers, Dealers and Services
J.P. Morgan & Co., Inc.
  5,000,000               5.12                         01/19/99                          4,987,200
  5,000,000               5.75                         03/10/99                          5,000,000
  5,000,000               5.02                         04/21/99                          4,923,306
Merrill Lynch & Co., Inc.
  5,000,000               5.79                         04/28/99                          5,000,000
Morgan Stanley Dean Witter & Co.
 40,000,000               5.35                         02/23/99                         39,684,944
Salomon Smith Barney Holdings, Inc.
 10,000,000               5.40                         01/12/99                          9,983,500
  5,000,000               5.40                         01/19/99                          4,986,500

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Utilities
Consolidated Natural Gas
$10,000,000               8.75%                        06/01/99                       $ 10,126,482
--------------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                      $339,109,913
--------------------------------------------------------------------------------------------------
Bank Notes--7.7%
BankBoston, N.A.
$10,000,000               5.76%                        03/31/99                       $ 10,000,000
 10,000,000               5.20                         04/01/99                         10,000,000
 10,000,000               5.74                         04/15/99                          9,998,908
Bank of New York
  8,500,000               5.57                         03/17/99                          8,498,242
First Tennessee Bank, N.A.
 10,000,000               5.65                         03/02/99                          9,999,211
 10,000,000               5.82                         04/30/99                          9,998,128
PNC Bank, N.A.
  5,000,000               5.71                         04/26/99                          4,999,095
Wachovia Bank, N.A.
 15,000,000               5.00                         06/02/99                         15,000,000
--------------------------------------------------------------------------------------------------
Total Bank Notes                                                                      $ 78,493,584
--------------------------------------------------------------------------------------------------
Taxable Municipal Notes--0.5%
Ocean Spray Cranberries
$5,000,000                5.63%                        01/07/99                       $  5,000,000
--------------------------------------------------------------------------------------------------
Total Taxable Municipal Notes                                                         $  5,000,000
--------------------------------------------------------------------------------------------------
Variable Rate Obligations(a)--41.3%
Bank One N.A.
$40,000,000               5.48%                        01/04/99                       $ 39,994,116
Comerica Bank Detroit
 15,000,000               5.42                         01/19/99                         14,995,170
 25,000,000               5.11                         03/10/99                         24,992,473
First National Bank of Chicago
 10,000,000               5.42                         01/14/99                          9,996,811
 10,000,000               5.48                         01/14/99                          9,996,930
First Tennessee Bank, N.A.
 10,000,000               5.07                         01/25/99                          9,998,496
First Union Corp.
 10,000,000               5.52                         01/25/99                         10,000,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Ford Motor Credit Co.
$10,000,000               5.50%                        02/22/99                       $ 10,004,439
General Electric Capital Corp.
 10,000,000               5.32                         02/17/99                         10,000,000
  5,000,000               5.18                         03/08/99                          5,000,000
IBM Corp.
 20,000,000               5.23                         02/12/99                         19,987,345
J.P. Morgan & Co., Inc.
 30,000,000               5.48                         01/07/99                         29,991,033
Merrill Lynch & Co., Inc.
 25,000,000               5.48                         01/13/99                         24,998,466
 10,000,000               5.14                         03/16/99                         10,000,000
Monumental Life Insurance Co.
 20,000,000               5.72                         02/01/99                         20,000,000
New York Life Insurance Co.
 10,000,000               5.31                         01/07/99                         10,000,000
Norwest Corp.
 10,000,000               5.17                         03/22/99                          9,999,310
Old Kent Bank & Trust Co.
 10,000,000               5.10                         02/01/99                          9,998,405
Pacific Mutual Life Insurance Co.
 25,000,000               4.98                         02/01/99                         25,000,000
PepsiCo, Inc.
 30,000,000               5.21                         02/19/99                         29,978,669
PNC Bank, N.A.
 10,000,000               5.50                         01/27/99                          9,995,747
SMM Trust Series 1998-A
  5,000,000               5.32                         03/16/99                          5,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000               5.42                         01/14/99                         24,992,824
  5,000,000               5.08                         01/21/99                          4,999,262
U.S. Bank, N.A.
 10,000,000               5.50                         01/08/99                          9,998,493
 30,000,000               5.43                         01/20/99                         29,991,935
--------------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                       $419,909,924
--------------------------------------------------------------------------------------------------
Certificates of Deposit--2.5%
Mellon Bank, N.A.
$25,000,000               5.00%                        02/17/99                       $ 25,000,000
--------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                         $ 25,000,000
--------------------------------------------------------------------------------------------------

 Principal             Interest                   Maturity                     Amortized
   Amount                Rate                       Date                          Cost
----------------------------------------------------------------------------------------------
Repurchase Agreements--14.6%
Joint Repurchase Agreement Account
$123,400,000             4.82%                    01/04/99                   $  123,400,000
Joint Repurchase Agreement Account II
  25,000,000             4.89                     01/04/99                       25,000,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                  $  148,400,000
----------------------------------------------------------------------------------------------
Total Investments                                                            $1,015,913,421(b)

--------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, LIBOR, one month commercial paper, Federal Funds, or Prime lending rate.
(b) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--35.1%
Agency/Government
Province of Quebec
$15,000,000               5.01%                        05/07/99                       $ 14,736,975
Bank Holding Companies
Banca CRT Financial Corp.
 20,000,000               5.35                         02/22/99                         19,845,444
Banque Et Caisse Epargne
 20,000,000               5.01                         03/29/99                         19,757,850
C.S. First Boston Corp.
 10,000,000               5.33                         02/10/99                          9,940,778
Deutsche Bank Financial
 25,000,000               5.60                         01/07/99                         24,976,667
IMI Funding Corp.
 10,000,000               5.38                         02/26/99                          9,916,311
Business Credit Institutions
CIT Group, Inc.
 10,000,000               5.05                         03/29/99                          9,877,958
General Electric Capital Corp.
 10,000,000               5.36                         02/16/99                          9,931,511
Chemicals
Henkel Corp.
 11,000,000               5.03                         03/12/99                         10,892,414
Commercial Banks
CP Trust Certificates Series 1996-1
 17,000,000               4.95                         03/30/99                         17,000,000
Motor Vehicles and Equipment
DaimlerChrysler N.A. Holding Corp.
 21,849,000               4.98                         05/28/99                         21,404,701
Receivable/Asset Financings
Asset Portfolio Funding
 20,000,000               5.20                         03/17/99                         19,783,333
Asset Securitization Corp.
 25,000,000               5.15                         03/12/99                         24,749,653
Atlantis One Funding Corp.
 28,364,000               5.11                         05/13/99                         27,832,553
CC USA, Inc.
 10,000,000               5.15                         01/15/99                          9,979,972
Corporate Receivables Corp.
 25,000,000               5.25                         02/18/99                         24,825,000
 30,000,000               5.25                         02/19/99                         29,785,625

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Receivable/Asset Financings (continued)
Edison Asset Securitization Corp.
$10,000,000               5.15%                        01/13/99                       $  9,982,833
 10,000,000               5.13                         01/29/99                          9,960,100
 20,000,000               5.14                         02/26/99                         19,840,089
 10,000,000               5.15                         03/22/99                          9,885,556
 17,884,000               5.18                         03/29/99                         17,660,122
Eureka Securities
 30,000,000               5.35                         02/01/99                         29,861,792
Four Winds Funding Corp.
 20,000,000               5.25                         01/14/99                         19,962,083
 40,000,000               5.65                         01/28/99                         39,830,500
Riverwoods Funding Corp.
 20,000,000               5.05                         02/25/99                         19,845,694
Rose One Plus(a)
 10,000,000               5.31                         01/08/99                          9,989,675
Windmill Funding Corp.
 10,000,000               5.30                         01/15/99                          9,979,389
 25,000,000               5.30                         02/08/99                         24,860,139
Savings and Loan
Northern Rock PLC
 15,000,000               5.12                         02/02/99                         14,931,733
Security and Commodity Brokers, Dealers and Services
J.P. Morgan Securities, Inc.
 10,000,000               5.02                         04/21/99                          9,846,611
Morgan Stanley Dean Witter & Co.
 10,000,000               5.20                         03/24/99                          9,881,556
Salomon Smith Barney Holdings, Inc.
  5,000,000               5.40                         01/19/99                          4,986,500
 25,000,000               5.40                         02/23/99                         24,801,250
  5,000,000               5.20                         03/12/99                          4,949,444
--------------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                      $596,291,811
--------------------------------------------------------------------------------------------------
Bank Notes--1.9%
BankBoston, N.A.
$10,000,000               5.20%                        04/01/99                       $ 10,000,000
  5,000,000               5.11                         04/05/99                          5,000,000
First Union National Bank
 18,000,000               5.12                         03/29/99                         18,000,000
--------------------------------------------------------------------------------------------------
Total Bank Notes                                                                      $ 33,000,000
--------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                        Amortized
   Amount                 Rate                          Date                             Cost
-------------------------------------------------------------------------------------------------
Certificates of Deposit--1.5%
Mellon Bank, N.A.
$25,000,000                 5.00%                       02/17/99                     $ 25,000,000
-------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                        $ 25,000,000
-------------------------------------------------------------------------------------------------
Certificates of Deposit - Yankeedollar--11.4%
Bank Austria, New York
$15,000,000                 5.08%                       12/30/99                     $ 14,998,562
Canadian Imperial Bank of Commerce, New York
   15,000,000               5.66                        02/26/99                       14,998,897
   15,000,000               5.06                        05/05/99                       15,000,000
Commerzbank, New York
    9,000,000               5.37                        02/24/99                        9,001,361
    5,000,000               5.65                        02/26/99                        4,999,632
Credit Agricole Indosuez, New York
   10,000,000               5.74                        04/26/99                        9,998,190
Creditanstalt, New York
   10,000,000               5.85                        05/03/99                        9,998,402
Den Danske Bank Corp., New York
   10,000,000               5.75                        04/26/99                        9,998,492
Deutsche Bank, New York
   25,000,000               5.04                        05/05/99                       25,000,000
National Bank of Canada, New York
   10,000,000               5.78                        05/19/99                        9,997,757
   15,000,000               5.76                        06/10/99                       14,996,223
Societe Generale, New York
   15,000,000               5.66                        02/26/99                       14,999,116
    5,000,000               5.71                        03/29/99                        4,999,543
   10,000,000               5.63                        04/06/99                        9,995,600
Toronto Dominion Bank, New York
    5,000,000               5.10                        12/29/99                        5,000,239
UBS, New York
   20,000,000               5.23                        01/13/99                       20,000,099
-------------------------------------------------------------------------------------------------
Total Certificates of Deposit - Yankeedollar                                         $193,982,113
-------------------------------------------------------------------------------------------------
Corporate Bond--1.2%
Dakota Certificates of Standard Credit Card Master Trust
$20,000,000                 5.25%                       01/14/99                     $ 19,962,083
-------------------------------------------------------------------------------------------------
Total Corporate Bond                                                                 $ 19,962,083
-------------------------------------------------------------------------------------------------
Time Deposit--4.4%
National City Bank
$75,000,000                 4.94%                       01/04/99                     $ 75,000,000
-------------------------------------------------------------------------------------------------
Total Time Deposit                                                                   $ 75,000,000
-------------------------------------------------------------------------------------------------

 Principal               Interest                       Maturity                        Amortized
   Amount                  Rate                           Date                             Cost
---------------------------------------------------------------------------------------------------
Variable Rate Obligations(a)--34.4%
Abbey National Treasury Services
$35,000,000                5.07%                        01/20/99                       $ 34,985,808
Bank of Austria, New York
  30,000,000               5.49                         01/04/99                         29,991,266
Bank of Western Australia Ltd.
   5,000,000               5.35                         02/19/99                          4,999,579
Barclays Bank PLC
  30,000,000               5.49                         01/04/99                         29,990,382
Bayerische Landesbank
  25,000,000               5.03                         01/22/99                         24,989,139
  15,000,000               5.49                         01/25/99                         14,998,473
  10,000,000               5.49                         01/29/99                          9,996,385
C.S. First Boston Corp.
  10,000,000               5.20                         01/04/99                         10,000,000
  10,000,000               5.57                         02/01/99                         10,000,000
Citicorp, Inc.
  20,000,000               5.20                         03/17/99                         20,000,000
Comerica Bank Detroit
  15,000,000               5.42                         01/19/99                         14,995,170
Den Danske Bank Corp.
  15,000,000               5.52                         01/04/99                         14,996,317
   5,000,000               5.56                         01/25/99                          4,999,891
First Tennessee Bank, N.A.
  10,000,000               5.07                         01/25/99                          9,998,496
General Electric Capital Corp.
  10,000,000               5.32                         02/17/99                         10,000,000
Istituto Bancario, New York
  15,000,000               5.22                         01/14/99                         14,997,930
  30,000,000               5.12                         02/24/99                         29,991,930
   5,000,000               5.09                         03/08/99                          4,998,514
J.P. Morgan Securities, Inc.
  30,000,000               5.48                         01/07/99                         29,991,033
Merrill Lynch & Co., Inc.
  15,000,000               5.51                         01/11/99                         15,000,000
  11,000,000               5.39                         01/22/99                         11,001,592
   5,000,000               5.53                         02/10/99                          5,003,586
  10,000,000               5.14                         03/16/99                         10,000,000
Monumental Life Insurance Co.
  25,000,000               5.72                         02/01/99                         25,000,000
Morgan Stanley Dean Witter & Co.
$ 15,000,000               5.30%                        01/15/99                         14,999,944

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
National Rural Utilities Corp.
$20,000,000               5.17%                        02/25/99                       $ 20,000,000
New York Life Insurance Co.
 10,000,000               5.31                         01/07/99                         10,000,000
Norwest Corp.
 10,000,000               5.17                         03/22/99                          9,999,310
Old Kent Bank & Trust Co.
 10,000,000               5.10                         02/01/99                          9,998,405
PNC Bank, N.A.
 25,000,000               5.50                         01/04/99                         24,990,238
SMM Trust Series 1998-A
  8,000,000               5.32                         03/16/99                          8,000,000
Societe Generale, New York
  5,000,000               5.51                         01/07/99                          4,999,229
  5,000,000               5.54                         01/26/99                          4,998,514
Southtrust Bank of Alabama, N.A.
 20,000,000               5.08                         01/21/99                         19,997,047
Svenska Handelsbanken
 45,000,000               5.44                         01/04/99                         44,989,022
Westpac Banking Corp., New York
 20,000,000               5.10                         02/03/99                         19,994,826
--------------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                       $583,892,026
--------------------------------------------------------------------------------------------------

 Principal             Interest                   Maturity                     Amortized
   Amount                Rate                       Date                          Cost
----------------------------------------------------------------------------------------------
Repurchase Agreements--9.9%
Joint Repurchase Agreement Account
$ 68,900,000             4.82%                    01/04/99                   $   68,900,000
Joint Repurchase Agreement Account II
 100,000,000             4.89                     01/04/99                      100,000,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                  $  168,900,000
----------------------------------------------------------------------------------------------
Total Investments                                                            $1,696,028,033(b)
----------------------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds or Prime lending rate.
(b) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                         Maturity                      Amortized
  Amount                 Rate                             Date                           Cost
-------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--75.2%
Federal Farm Credit Bank
$12,000,000              5.65%                          01/04/99                     $ 11,999,858
  4,698,000              5.15                           01/20/99                        4,685,231
  7,000,000              4.76(a)                        01/18/00                        6,987,225
Federal Home Loan Bank
 20,000,000              4.75                           01/20/99                       19,949,861
  1,540,000              5.15                           02/03/99                        1,532,730
  3,000,000              5.61                           06/18/99                        2,999,238
  5,000,000              5.52                           08/12/99                        5,018,270
  2,495,000              4.90                           12/01/99                        2,496,280
 25,000,000              4.86(a)(b)                     04/11/99                       24,982,750
Federal Home Loan Mortgage Corp.
 15,000,000              5.41(b)                        01/04/99                       14,996,259
  6,250,000              5.15                           01/19/99                        6,233,906
 35,000,000              5.44(b)                        01/26/99                       34,998,369
 20,000,000              5.15                           02/03/99                       19,905,583
  5,000,000              4.92                           03/19/99                        4,947,383
 15,000,000              4.79                           04/09/99                       14,804,408
  9,000,000              5.60                           04/21/99                        9,022,468
Federal National Mortgage Association
 15,000,000              4.98(b)                        01/05/99                       14,995,535
  5,000,000              5.07                           01/08/99                        4,995,071
 25,000,000              5.33(b)                        01/17/99                       24,997,473
 75,000,000              5.36(b)                        01/22/99                       74,997,439
  9,000,000              5.41                           02/23/99                        8,997,681
 10,000,000              5.53                           03/11/99                        9,998,563
  2,000,000              6.60                           06/24/99                        2,012,340
  2,760,000              6.03                           07/07/99                        2,770,935
  1,450,000              5.92                           08/11/99                        1,455,868
  4,000,000              8.35                           11/10/99                        4,115,031
 13,550,000              5.74                           12/23/99                       13,669,368
Student Loan Marketing Association
 25,000,000              5.45(b)                        01/03/99                       24,985,042
-------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                             $373,550,165
-------------------------------------------------------------------------------------------------

 Principal             Interest                     Maturity                      Amortized
  Amount                 Rate                         Date                           Cost
------------------------------------------------------------------------------------------------
Repurchase Agreements--31.3%
ABN/AMRO, Inc.(c)
$30,000,000              5.15%                      01/04/99                     $ 30,000,000
Joint Repurchase Agreement Account(d)
 95,400,000              4.82                       01/04/99                       95,400,000
NationsBanc Montgomery Securities LLC(c)
 30,000,000              5.15                       01/04/99                       30,000,000
------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                      $155,400,000
------------------------------------------------------------------------------------------------
Total Investments                                                                $528,950,165(e)
------------------------------------------------------------------------------------------------

(a) Forward commitments.
(b) Variable rate security-base index is either Federal Funds, Prime lending rate, LIBOR or three or six month U.S. Treasury Bill.
(c) At December 31, 1998 these agreements were fully collateralized by Federal Agency obligations
(d) A portion of this security is segregated for forward commitments.
(e) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--13.3%
United States Treasury Notes
$15,000,000               6.38%                        04/30/99                       $ 15,037,410
  5,000,000               6.38                         05/17/99                          5,013,813
  5,000,000               6.25                         06/01/99                          5,013,899
 25,000,000               6.00                         06/30/99                         25,111,348
  8,000,000               6.00                         08/16/99                          8,081,686
  8,000,000               7.13                         09/30/99                          8,126,129
 31,000,000               7.50                         11/01/99                         31,792,767
 15,000,000               5.88                         11/15/99                         15,185,065
--------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                       $113,362,117
--------------------------------------------------------------------------------------------------
Repurchase Agreements--86.9%
ABN/AMRO, Inc.(a)
$40,000,000               4.92%                        01/04/99                       $ 40,000,000
Barclays Bank(a)
 30,000,000               4.88                         01/06/99                         30,000,000
Bear Stearns Companies, Inc.(a)
 40,000,000               4.60                         01/04/99                         40,000,000
C.S. First Boston Corp.(a)
 30,000,000               4.82                         01/04/99                         30,000,000
Deutsche Morgan Grenfell(a)
 40,000,000               4.88                         01/04/99                         40,000,000
Goldman, Sachs & Co.(a)
 30,000,000               4.96                         01/04/99                         30,000,000

  Principal             Interest                   Maturity                    Amortized
   Amount                 Rate                       Date                         Cost
---------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
Joint Repurchase Agreement Account
 $294,200,000            4.82%                     01/04/99                   $294,200,000
J.P. Morgan Securities, Inc.(a)
   40,000,000             4.75                     01/04/99                     40,000,000
Lehman Brothers, Inc.(a)
   40,000,000             4.90                     01/04/99                     40,000,000
Merrill Lynch Government Securities, Inc.(a)
   40,000,000             4.65                     01/04/99                     40,000,000
Morgan Stanley Dean Witter & Co.(a)
   35,000,000             5.75                     01/04/99                     35,000,000
NationsBanc Montgomery Securities LLC(a)
   40,000,000             4.75                     01/04/99                     40,000,000
Salomon Smith Barney, Inc.(a)
   40,000,000             4.90                     01/04/99                     40,000,000
---------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                   $739,200,000
---------------------------------------------------------------------------------------------
Total Investments                                                             $852,562,117(b)
---------------------------------------------------------------------------------------------

(a) At December 31, 1998 these agreements were fully collateralized by U.S. Treasury obligations.
(b) The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                      Amortized
   Amount                 Rate                         Date                           Cost
-------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--99.7%
United States Treasury Bills
$ 64,900,000              4.32%                      01/07/99                     $ 64,853,272
   4,800,000              4.03                       01/14/99                        4,793,015
   5,600,000              4.64                       01/21/99                        5,585,907
  11,400,000              4.61                       01/21/99                       11,371,437
  15,700,000              4.49                       01/21/99                       15,661,688
  12,600,000              4.56                       01/21/99                       12,568,710
   2,900,000              4.62                       01/21/99                        2,892,685
   5,800,000              4.51                       02/04/99                        5,775,295
   8,200,000              4.51                       02/11/99                        8,158,909
  15,000,000              4.44                       02/11/99                       14,925,943
  11,000,000              4.40                       02/11/99                       10,946,256
 115,000,000              4.51                       03/04/99                      114,128,555
  35,000,000              4.48                       03/04/99                       34,736,285
  65,000,000              4.41                       03/11/99                       64,450,588
 100,000,000              4.53                       04/01/99                       98,895,000
  50,000,000              4.48                       04/01/99                       49,453,750
  41,700,000              4.34                       04/22/99                       41,142,627
United States Treasury Notes
 108,700,000              5.88                       01/31/99                      108,773,665
 175,000,000              5.50                       02/28/99                      175,222,522
-------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                   $844,336,109
-------------------------------------------------------------------------------------------------
Total Investments                                                                 $844,336,109(a)
-------------------------------------------------------------------------------------------------

(a) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                       Maturity                    Amortized
   Amount                Rate                           Date                         Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--107.9%
Federal Farm Credit Bank
$ 85,000,000             5.00%(a)                     01/01/99                   $ 84,976,237
  40,000,000             5.34(a)                      01/01/99                     39,983,688
  35,000,000             5.41(a)                      01/01/99                     35,000,000
  25,000,000             5.35(a)                      01/01/99                     24,995,886
 210,000,000             4.94(a)(b)                   01/04/99                    210,000,000
  75,000,000             5.09(a)                      01/04/99                     75,000,000
   3,100,000             5.05                         01/12/99                      3,095,217
  50,000,000             5.37(a)                      01/13/99                     50,000,000
  37,555,000             5.09                         01/14/99                     37,485,972
  18,269,000             5.05                         01/15/99                     18,233,122
  40,300,000             5.07                         01/15/99                     40,220,542
 125,000,000             5.34(a)                      01/15/99                    124,982,484
  60,000,000             5.37(a)                      01/15/99                     60,000,000
  62,000,000             4.76(c)                      01/18/00                     61,942,475
  36,000,000             5.06                         01/22/99                     35,893,740
  90,000,000             5.36(a)                      01/23/99                     89,960,517
  10,000,000             5.01                         02/01/99                      9,956,858
  10,000,000             4.98                         02/08/99                      9,947,433
   9,000,000             5.14                         02/10/99                      8,948,600
  25,000,000             4.98                         02/12/99                     24,854,750
  40,000,000             5.38                         03/02/99                     39,988,855
  10,000,000             4.81                         05/17/99                      9,818,289
  50,000,000             5.50                         09/01/99                     50,091,696
  10,000,000             4.75                         12/01/99                      9,988,305
Federal Home Loan Bank
  15,000,000             4.30                         01/04/99                     14,994,625
  40,600,000             4.75                         01/04/99                     40,583,929
  75,000,000             4.80(a)                      01/04/99                     74,956,021
  63,124,000             5.04                         01/04/99                     63,097,500
   3,600,000             5.08                         01/04/99                      3,598,476
  23,035,000             5.03                         01/06/99                     23,018,907
  93,900,000             5.04                         01/06/99                     93,834,270
  34,375,000             4.75                         01/08/99                     34,343,251
  12,113,000             4.76                         01/08/99                     12,101,789
  36,987,000             4.84                         01/08/99                     36,952,191
 100,000,000             5.38(a)                      01/08/99                     99,965,753
 100,000,000             5.34(a)                      01/11/99                     99,992,308
  19,800,000             5.06                         01/13/99                     19,766,604
  27,000,000             4.73(b)                      01/15/99                     26,950,335
  40,000,000             4.75(b)                      01/15/99                     39,926,111
  14,300,000             5.06(b)                      01/15/99                     14,271,861
  37,600,000             4.75                         01/20/99                     37,505,739
  50,000,000             5.12                         01/20/99                     49,864,889
   8,600,000             4.79                         01/22/99                      8,575,970
  12,200,000             4.82                         01/27/99                     12,157,530
  18,550,000             5.05                         02/05/99                     18,458,925
  69,678,000             5.05                         02/10/99                     69,287,029
  50,000,000             5.00                         03/03/99                     49,576,813
  35,000,000             4.96                         03/08/99                     34,681,733
  40,000,000             5.60                         03/10/99                     39,999,702

   Principal           Interest                Maturity            Amortized
     Amount              Rate                    Date                 Cost
----------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Federal Home Loan Bank (continued)
$     100,300,000           4.95%                 03/17/99       $   99,265,656
       50,000,000           4.96                  03/17/99           49,483,333
      149,000,000           4.95                  03/19/99          147,422,463
       14,000,000           4.95                  03/24/99           13,842,150
       50,000,000           4.76                  04/14/99           49,319,056
       25,000,000           4.77                  04/14/99           24,658,813
       12,000,000           4.82                  04/28/99           11,812,020
        7,985,000           4.84                  05/05/99            7,851,881
       20,000,000           5.61                  06/18/99           19,994,919
      125,000,000           4.86(a)(c)            01/11/00          124,913,750
Student Loan Marketing Association
      100,000,000           5.45(a)               01/03/99           99,940,164
      105,000,000           4.99(a)(b)            01/05/99          104,989,903
       50,000,000           5.13(a)               01/05/99           49,992,952
       75,000,000           5.37(a)               01/15/99           75,000,000
       72,000,000           4.99(b)               01/19/99           71,820,360
       50,000,000           4.73                  01/27/99           49,829,194
       75,000,000           5.01                  02/11/99           74,572,062
       50,000,000           5.00(a)               03/15/99           49,973,993
       20,000,000           5.63                  06/02/99           19,995,969
       10,135,000           5.63                  06/30/99           10,132,786
       60,000,000           5.23(a)(c)            01/11/00           59,970,600
Tennessee Valley Authority
       40,000,000           4.98                  02/22/99           39,712,267
       10,000,000           8.38                  10/01/99           10,253,761
----------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                         $3,438,574,979
----------------------------------------------------------------------------------
Total Investments                                                $3,438,574,979(d)
----------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, one or three month LIBOR, Federal Funds, Prime lending rate, or 30 day discount note rate.
(b) A portion of these securities are segregated for forward commitments.
(c) Forward commitments.
(d) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31 , 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Alabama--3.0%
City of Mobile Industrial Development PCRB for Alabama Power Series 1993 A
 (A-1/VMIG1)
$ 7,000,000             3.95%                          01/07/99                       $ 7,000,000
Columbia Town IDRB for Alabama Power Co. Series 1996 A (A-1/VMIG1)
 10,700,000             5.00                           01/04/99                        10,700,000
Homewood City Educational Building Authority Educational Facilities RB for
 Samford University Series 1996 (Bank of Nova Scotia) (A-1+/VMIG1)
 24,100,000             5.00                           01/04/99                        24,100,000
Montgomery City Special Care RB Series 1994 A (Amsouth Bank) (VMIG1)
  6,620,000             3.95                           01/07/99                         6,620,000
-------------------------------------------------------------------------------------------------
                                                                                      $48,420,000
-------------------------------------------------------------------------------------------------
Alaska--0.3%
City of Valdez Marine Terminal Refunding RB for Exxon Pipeline Company
 Series 1993 C (A-1+/VMIG1)
$ 5,600,000             5.10%                          01/04/99                       $ 5,600,000
-------------------------------------------------------------------------------------------------
Arkansas--0.6%
Union County PCRB for Great Lakes Chemical Series 1988 (A-1)(a)
$ 9,000,000             4.11%                          01/07/99                       $ 9,000,000
-------------------------------------------------------------------------------------------------
California--0.3%
City of Long Beach TRANS Series 1998-1999 (SP-1+)
$ 3,400,000             4.00%                          10/05/99                       $ 3,421,009
City of Newport Beach Floating/Fixed Rate Health Facility RB for Hoag
 Memorial Series 1992 (A-1+C/VMIG1)
    700,000             5.10                           01/04/99                           700,000
-------------------------------------------------------------------------------------------------
                                                                                      $ 4,121,009
-------------------------------------------------------------------------------------------------
Colorado--1.0%
Jefferson County School District TANS Series 1998 (MIG1/SP-1+)
$15,910,000             4.00%                          06/30/99                       $15,975,320
-------------------------------------------------------------------------------------------------
Florida--2.7%
Florida Local Government Financing Commission Pooled CP Notes Series A
 (First Union National Bank) (A-1/P-1)
$ 8,035,000             3.00%                          03/26/99                       $ 8,035,000
Florida Pooled CP Notes Series A (First Union National Bank) (A-1/P-1)
 25,000,000             3.00                           03/15/99                        25,000,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series
 1984 H (NRU LOC) (A-1+/P-1)
 10,785,000             4.05                           01/07/99                        10,785,000
-------------------------------------------------------------------------------------------------
                                                                                      $43,820,000
-------------------------------------------------------------------------------------------------

 Principal                Interest                     Maturity                      Amortized
  Amount                    Rate                         Date                          Cost
-----------------------------------------------------------------------------------------------
Georgia--14.5%
Albany Dougherty Payroll IDA PCRB for Georgia Power First Series 1991
 (VMIG1)
$2,120,000                4.00%                        01/07/99                     $ 2,120,000
Albany Dougherty PCRB for Philip Morris Companies Inc. Series 1992 (A-
 1/P-1)
 17,000,000               4.30                         01/07/99                      17,000,000
Atlanta Water & Sewer RB Series 1997 Eagle Tax-Exempt Trust Series
 971003 Class A COPS (FGIC) (A-1+C)
 10,500,000               4.15                         01/07/99                      10,500,000
Burke County Development Authority PCRB for Georgia Power First Series
 1992 (VMIG1)
 12,800,000               4.00                         01/07/99                      12,800,000
Burke County IDA Adjustable Tender PCRB for Oglethorpe Power Corp.
 Series 1993 A (FGIC) (A-1+/VMIG1)
  4,100,000               3.85                         01/07/99                       4,100,000
 25,220,000(b)            3.80                         01/16/99                      25,220,000
Cobb County Development Authority PCRB for Georgia Power First Series
 1991 (VMIG1)
  8,330,000               4.00                         01/07/99                       8,330,000
Cobb County IDA RB for Institute of Nuclear Power Operations Project
 Series 1998 (Suntrust Bank) (AA3)
  5,525,000               4.00                         01/07/99                       5,525,000
Columbus Hospital Authority Adjustable Rate Revenue Certificates for
 St. Frances Hospital Project Series 1994 (Suntrust Bank) (VMIG1)
  6,950,000               4.00                         01/07/99                       6,950,000
Dekalb County IDRB for Siemens Energy & Automation, Inc./Siemens Series
 1994 (P-1)
  3,750,000               4.15                         01/07/99                       3,750,000
Dekalb County Hospital Authority Revenue Anticipation Certificates for
 Dekalb Medical Center Series 1993 B (Suntrust Bank) (VMIG1)
  4,900,000               4.00                         01/07/99                       4,900,000
Effingham County PCRB for Savannah Electric & Power Company Series 1997
 (A-1/VMIG1)
  3,700,000               5.10                         01/04/99                       3,700,000
Floyd County PCRB for Georgia Power Co. Series 1996 (A-1/VMIG1)
  2,080,000               5.10                         01/04/99                       2,080,000
Fulco Hospital Authority Revenue Anticipation Certificates for Piedmont
 Hospital Series 1992 (Suntrust Bank) (A-1+)
 7,800,000                4.00%                        01/07/99                       7,800,000
Georgia Muncipal Electric and Gas Subordinated Bonds for General
 Resolution Projects (C.S. First Boston/Morgan Guaranty/Bayerische
 Landesbank Girozentrale/Wachovia Bank/ABN/AMRO Bank, N.V. LOC) (A-
 1+/VMIG1)(b)
 28,235,000               3.90                         01/07/99                      28,235,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Georgia (continued)
Georgia Municipal Electric and Gas Subordinated Bonds for General
 Resolution Projects Series 1985 C (Bayerische Landesbank Girozentrale LOC)
 (A-1+/VMIG1)
$ 5,000,000             4.15%                          01/07/99                       $  5,000,000
Georgia Municipal Electric and Gas Project One Subordinated Bonds Series
 1994 D (ABN/AMRO Bank, N.V.) (A-1+/VMIG1)
 19,450,000             4.15                           01/07/99                         19,450,000
Georgia Municipal Electric and Gas Project One Subordinated Bonds Series
 1994 E (ABN/AMRO Bank, N.V.) (A-1+/VMIG1)
 21,300,000             3.80                           01/07/99                         21,300,000
Georgia Municipal Gas Authority RB for Agency Project Series B (C.S. First
 Boston/Morgan Guaranty/Bayerische Landesbank Girozentrale/Wachovia
 Bank/ABN/AMRO Bank, N.V.) (A-1+)
  6,000,000             4.15                           01/07/99                          6,000,000
Georgia Municipal Gas Authority RB for Gas Portfolio II Project Series B
 (C.S. First Boston/Morgan Guaranty/Bayerische Landesbank
 Girozentrale/Wachovia Bank N.A.) (A-1+)
 10,845,000             3.90                           01/07/99                         10,845,000
Georgia Municipal Gas Authority RB Series A (C.S. First Boston/Morgan
 Guaranty/Bayerische Landesbank Girozentrale/Wachovia Bank N.A./ABN AMRO
 Bank N.V.) (A-1+)
  7,000,000             4.15                           01/07/99                          7,000,000
Henry County Georgia IDA RB for Georgia-Pacific Series 1993 (Suntrust Bank)
 (AA3)
  4,000,000             4.00                           01/07/99                          4,000,000
Monroe County IDA PCRB for Georgia Power Co. Plant Scherer Project First
 Series 1997 (A-1/VMIG1)
  5,000,000             5.10                           01/04/99                          5,000,000
Savannah Economic Development Authority PCRB for Savannah Electric & Power
 First Series 1993 (A-1/VMIG1)
  4,085,000             4.00                           01/07/99                          4,085,000
State of Georgia GO Bonds Puttable Floating Option Tax-Exempt Receipts
 Series 1991 C PA-246 (A-1+C)
 10,205,000             4.10                           01/07/99                         10,205,000
--------------------------------------------------------------------------------------------------
                                                                                      $235,895,000
--------------------------------------------------------------------------------------------------
Idaho--1.2%
State of Idaho TANS Series 1998 (VMIG1/SP-1+)
$20,000,000             4.50%                          06/30/99                       $ 20,085,648
--------------------------------------------------------------------------------------------------
Illinois--7.3%
Chicago City RB for Chicago Midway Airport Series 1996 A Societe Generale
 Trustor Municipal Securities Trust Receipts (MBIA) (A-1+C)
$12,000,000             4.10%                          01/07/99                       $ 12,000,000

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Illinois (continued)
City of Belleville IDA Refunding RB for Weyerhaeuser Project Series 1993
 (A-1)
$ 1,800,000             4.10%                          01/07/99                       $  1,800,000
Cook County GO Variable Rate Demand Bonds Series 1996
 (A-1+/VMIG1)
 24,000,000             4.10                           01/07/99                         24,000,000
Illinois Health Facilities Authority VRDN Adjustable RB for Evanston
 Northwestern Health Care Corp. Series 1998 (A-1+/VMIG1)
  7,500,000             3.70                           06/01/99                          7,500,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health
 System Series 1998 A (VMIG1)
 19,300,000             5.15                           01/04/99                         19,300,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health
 Systems Series 1993 B (VMIG1)
 22,000,000             5.15                           01/04/99                         22,000,000
Illinois Health Facilities Authority VRDN for Northwest Community Hospital
 Series 1997 (A-1+/VMIG1)
  2,600,000             4.00                           01/07/99                          2,600,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 C (The First National Bank of Chicago) (A-
 1+/VMIG1)
 16,575,000             4.10                           01/07/99                         16,575,000
Illinois Health Facilities Authority VRDN RB for Northwest Community
 Hospital Series 1995 (A-1+/VMIG1)
  1,700,000             4.00                           01/07/99                          1,700,000
Illinois Health Facility Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 D (The First National Bank of Chicago)
 (A-1+/VMIG1)
  8,300,000             4.10                           01/07/99                          8,300,000
Village of Sauget VRDN PCRB for Monsanto Series 1992 (P-1)
  3,300,000             4.15                           01/07/99                          3,300,000
--------------------------------------------------------------------------------------------------
                                                                                      $119,075,000
--------------------------------------------------------------------------------------------------
Indiana--4.0%
Fort Wayne City Hospital Authority VRDN for Parkview Memorial Hospital
 Series 1985 D (Bank of America National Trust & Savings Association)
 (VMIG1)
$ 1,180,000             3.90%                          01/07/99                       $  1,180,000
Fort Wayne City Hospital Authority VRDN for Parkview Memorial Hospital
 Series 1989 B (Bank of America National Trust & Savings Association)
 (VMIG1)
 15,700,000             3.90                           01/07/99                         15,700,000
Fort Wayne City Hospital Authority VRDN RB for Parkview Memorial Hospital
 Series 1985 C (Bank of America National Trust & Savings Association)
 (VMIG1)
  7,655,000             3.90                           01/07/99                          7,655,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

 Principal                Interest                     Maturity                      Amortized
  Amount                    Rate                         Date                          Cost
-----------------------------------------------------------------------------------------------
Indiana (continued)
Indiana Health Facility Authority Variable Rate Hospital RB for
 Daughters of Charity National Health System Series 1997 E (A-1+/VMIG1)
$14,730,000(b)            3.80%                        01/07/99                     $14,730,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A
 (MBIA) (A-1/VMIG1)
  5,000,000               4.00                         01/07/99                       5,000,000
Princeton City PCRB for PSI Energy Inc. Project Series 1996 (CIBC LOC)
 (A-1+/VMIG1)
 15,000,000               5.15                         01/04/99                      15,000,000
Warrick County PCRB for ALCOA Series 1992 (A-1)
  5,000,000               4.15                         01/07/99                       5,000,000
-----------------------------------------------------------------------------------------------
                                                                                    $64,265,000
-----------------------------------------------------------------------------------------------
Iowa--2.4%
Chillicothe City PCRB for Midamerican Energy Co./Midwest Power Systems
 Series 1993 A (A-1/VMIG1)
$  900,000                4.20%                        01/07/99                     $   900,000
Louisa County PCRB for Iowa-Illinois Gas & Electric Co./Midamerican
 Energy Co. Series 1986 A (A-1)
 15,400,000               4.20                         01/07/99                      15,400,000
Muscatine County VRDN PCRB for Monsanto Series 1992 (P-1)
  1,000,000               4.15                         01/07/99                       1,000,000
Salix City PCRB for Midamerican Energy Co./Midwest Power Systems Series
 1993 (A-1/VMIG1)
 21,795,000               4.20                         01/07/99                      21,795,000
-----------------------------------------------------------------------------------------------
                                                                                    $39,095,000
-----------------------------------------------------------------------------------------------
Kentucky--1.3%
Calvert City Pollution Control for Air Products and Chemicals Series
 1993 B (A-1)
$ 1,000,000               4.10%                        01/07/99                     $ 1,000,000
Kentucky Economic Development Financing Authority Adjustable Rate
 Hospital Facilities RB for The Health Alliance of Greater Cincinnati
 Series 1997 D (MBIA) (A-1+/VMIG1)
  5,000,000               4.00                         01/07/99                       5,000,000
Kentucky Turnpike Authority Resource Recovery Road Refunding RB Series
 1987 A Trust Receipts, Series 1997 Fr/ri-17 (Financial Security
 Assurance Inc.) (A-1+/VMIG1)
3,950,000                 4.10                         01/07/99                       3,950,000
Trimble County PCRB for Louisville Gas And Electric Company Series 1996
 A (A-1/VMIG1)
 11,000,000               3.10                         03/15/99                      11,000,000
-----------------------------------------------------------------------------------------------
                                                                                    $20,950,000
-----------------------------------------------------------------------------------------------
Louisiana--3.1%
Ascension Parish PCRB for Shell Oil Co. Series 1996 (A-1+/VMIG1)(a)
$ 9,500,000               3.80%                        01/07/99                     $ 9,500,000

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Louisiana (continued)
Ascension Parish PCRB for Vulcan Materials Co. Series 1996
 (A-1+/VMIG1)
$ 8,200,000             4.30%                          01/07/99                       $ 8,200,000
Iberville Parish PCRB for Air Products and Chemicals Series 1992 (A-1)
  6,200,000             4.10                           01/07/99                         6,200,000
Plaquemines Port Harbor & District Marine Terminal Series 1985 B for
 Electro-Coal Transfer Corp. (A-1+/P-1)
  6,050,000             3.00                           05/20/99                         6,050,000
South Louisiana Port Commission RB for Occidental Petroleum Corp. Series
 1996 (Wachovia Bank N.A.) (P-1)
 11,800,000             3.85                           01/07/99                        11,800,000
St. James Parish PCRB for Occidental Petroleum Corp. Series 1996 (Wachovia
 Bank N.A.) (P-1)
  8,000,000             3.85                           01/07/99                         8,000,000
-------------------------------------------------------------------------------------------------
                                                                                      $49,750,000
-------------------------------------------------------------------------------------------------
Maryland--0.8%
Washington Suburban Sanitary District GO VRDN Series 1998
 (A-1+/VMIG1)(a)
$13,000,000             4.05%                          01/07/99                       $13,000,000
-------------------------------------------------------------------------------------------------
Massachusetts--4.4%
Commonwealth of Massachusetts Eagle Tax-Exempt Trust Series 97C2101 Class
 A COPS (MBIA) (A-1+C)
$10,195,000             4.15%                          01/07/99                       $10,195,000
Commonwealth of Massachusetts GO Refunding Bonds Series 1998 A (A-
 1+/VMIG1)
 22,000,000             3.90                           01/07/99                        22,000,000
Massachusetts Health & Education Facility Authority for Harvard University
 Series A Eagle Tax-Exempt Trust Series 972104 Class A COPS (A-1+C)
 12,500,000             4.15                           01/07/99                        12,500,000
Massachusetts Health & Education Facility Authority RB for Harvard
 University Series I (A-1+/VMIG1)
 27,265,000               3.95                         01/07/99                        27,265,000
-------------------------------------------------------------------------------------------------
                                                                                      $71,960,000
-------------------------------------------------------------------------------------------------
Michigan--2.2%
Michigan State Building Authority CP Notes Series 2 (CIBC) (A-1+/P-1)
$17,500,000               3.30%                        02/09/99                       $17,500,000
Michigan State Trunk Line Fund Series 1998 A-Eagle Tax-Exempt Trust Series
 982202 Class A Certificates (A-1+C)
 18,000,000               4.13                         01/07/99                        18,000,000
-------------------------------------------------------------------------------------------------
                                                                                      $35,500,000
-------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Minnesota--1.2%
Becker PCRB for Northern States Power Co.--Sherburne County Generating
 Station Unit 3 Project Series 1992-A (A-1+/P-1)
$ 8,000,000               3.05%                        03/10/99                       $ 8,000,000
Minnesota Higher Education Facility Authority VRDN for Carleton College
 Series 3-L2 (VMIG1)
  4,175,000               3.85                         01/07/99                         4,175,000
White Bear Lake Refunding IDRB for Weyerhaeuser Project Series 1993 (A-1)
  6,800,000               4.10                         01/07/99                         6,800,000
-------------------------------------------------------------------------------------------------
                                                                                      $18,975,000
-------------------------------------------------------------------------------------------------
Mississippi--0.6%
Canton IDRB for Levi Strauss & Co. Series 1995 (Bank of America National
 Trust & Savings Association) (A-1+)
$10,000,000               4.00%                        01/07/99                       $10,000,000
-------------------------------------------------------------------------------------------------
Missouri--0.5%
Missouri Environmental Improvement & Energy VRDN PCRB for Monsanto Series
 1993 (P-1)
$ 5,000,000               4.10%                        01/07/99                       $ 5,000,000
Missouri Refunding RB for Washington University Series 1984
 (A-1+/VMIG1)
  3,750,000               4.10                         01/07/99                         3,750,000
-------------------------------------------------------------------------------------------------
                                                                                      $ 8,750,000
-------------------------------------------------------------------------------------------------
Nevada--2.8%
Clark County Refunding RB for Nevada Airport System Series 1993 A (MBIA)
 (A-1+/VMIG1)
$45,970,000               3.85%                        01/07/99                       $45,970,000
-------------------------------------------------------------------------------------------------
New Jersey--3.1%
State of New Jersey TRANS Series 1999 A (A-1+/P-1)
$ 5,000,000               3.35%                        03/11/99                       $ 5,000,000
 13,000,000               2.95                         03/17/99                        13,000,000
 25,000,000               3.00                         03/31/99                        25,000,000
  7,500,000               3.35                         04/06/99                         7,500,000
-------------------------------------------------------------------------------------------------
                                                                                      $50,500,000
-------------------------------------------------------------------------------------------------
New Mexico--0.6%
State of New Mexico TRANS Series 1998 (VMIG1/SP-1+)
$10,200,000               4.25%                        06/30/99                       $10,231,561
-------------------------------------------------------------------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
New York--3.8%
Long Island Power Authority Electric System Subordinated RB Series 1
 (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale)
 (A-1+/VMIG1)
$ 9,000,000               4.15%                        01/07/99                       $ 9,000,000
Long Island Power Authority Electric System Subordinated RB Series 4
 (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale)
 (A-1+/VMIG1)
 24,800,000               2.85                         03/18/99                        24,800,000
New York City GO Bonds Fiscal 1995 Series B-5 (MBIA) (A-1+/VMIG1)
  4,100,000               5.15                         01/04/99                         4,100,000
New York City GO Puttable Tax-Exempt Receipts Series 1995 D (MBIA) (VMIG1)
 10,700,000               4.25                         01/07/99                        10,700,000
New York State Energy Research & Development Authority PCRB for New York
 State Electric & Gas Series 1994 B (UBS AG) (A-1+/ VMIG1)
  2,500,000               5.05                         01/04/99                         2,500,000
New York State Environmental Facility Corp. Floating Rate Trust Receipts
 Series 1997 (A-1+C/VMIG1)
 10,425,000               4.10                         01/07/99                        10,425,000
-------------------------------------------------------------------------------------------------
                                                                                      $61,525,000
-------------------------------------------------------------------------------------------------
North Carolina--3.1%
City of Greensboro COPS Series 1998 (A-1+/VMIG1)
$ 5,000,000               4.10%                        01/07/99                       $ 5,000,000
North Carolina State Public School Building Bonds Series 1998 A Puttable
 Floating Option Tax-Exempt Receipts Series PA 283 (A-1+)
  8,800,000               4.10                         01/07/99                         8,800,000
Rockingham County Refunding PCRB for Philip Morris Project Series 1992 (A-
 1/P-1)
  3,960,000               4.10                         01/07/99                         3,960,000
Wake County Industrial Facilities & Pollution Control Financing Authority
 PCRB for Carolina Power & Light Series 1990 B (The Bank of New York) (A-
 1+/P-1)
  7,200,000               3.15                         03/11/99                         7,200,000
 10,000,000               2.90                         03/25/99                        10,000,000
 15,000,000               2.90                         03/26/99                        15,000,000
-------------------------------------------------------------------------------------------------
                                                                                      $49,960,000
-------------------------------------------------------------------------------------------------
Ohio--1.9%
Hamilton County Adjustable Rate Hospital Facilities RB for The Health
 Alliance of Greater Cincinnati Series 1997 B (MBIA) (A-1+/VMIG1)(a)
$30,775,000               4.00%                        01/07/99                       $30,775,000
-------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Oklahoma--0.6%
Muskogee Industrial Trust Pollution Control for Oklahoma Gas and Electric
 Company Project Series 1997 A (A-1+/VMIG1)
$10,000,000               4.05%                        01/07/99                       $10,000,000
-------------------------------------------------------------------------------------------------
Oregon--0.4%
Lane County PCRB for Weyerhaeuser Company Series 1994 (A-1)(a)
$ 6,500,000               4.10%                        01/07/99                       $ 6,500,000
-------------------------------------------------------------------------------------------------
Pennsylvania--2.0%
Commonwealth of Pennsylvania GO Bonds First Series 1994 Eagle Tax-Exempt
 Trust 943804 Class A COPS (AMBAC) (A-1 C)
$14,400,000               4.15%                        01/07/99                       $14,400,000
Delaware County IDA PCRB For BP Oil Inc. Project Series 1985 (A-1+/P-1)
    700,000               5.00                         01/04/99                           700,000
Philadelphia City TRANS Series A 1998-1999 (VMIG1/SP-1+)
 17,625,000               4.25                         06/30/99                        17,676,510
-------------------------------------------------------------------------------------------------
                                                                                      $32,776,510
-------------------------------------------------------------------------------------------------
South Carolina--0.6%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North Carolina
 Electric Membership Corp. VRDN (NRU) (A-1+/VMIG1)
$ 8,625,000               4.05%                        01/07/99                       $ 8,625,000
York County Floating/Fixed Rate PCRB Series 1984 N (NRU)
 (A-1+/VMIG1)
  1,100,000               4.05                         01/07/99                         1,100,000
-------------------------------------------------------------------------------------------------
                                                                                      $ 9,725,000
-------------------------------------------------------------------------------------------------
South Dakota--0.6%
South Dakota Housing Development Authority Puttable Floating Option Tax-
 Exempt Receipts Series PT-73 Homeownership Mortgage Bonds Series 1996 A
 (A-1+C)
$ 9,200,000               4.10%                        01/07/99                       $ 9,200,000
-------------------------------------------------------------------------------------------------
Tennessee--0.1%
Bradley County VRDN for Olin Corp. Series 1993 C (Wachovia Bank N.A.) (A-
 1+)
$ 1,000,000               5.10%                        01/04/99                       $ 1,000,000
-------------------------------------------------------------------------------------------------
Texas--19.9%
Brazos Harbor Industrial Development Corp. Variable Rate for Monsanto
 Company (P-1)
$ 3,500,000               4.15%                        01/07/99                       $ 3,500,000
Brazos River Authority PCRB for Monsanto Co. Series 1994 (P-1)
  5,100,000               4.15                         01/07/99                         5,100,000

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Texas (continued)
Brazos River Authority VRDN for Monsanto Co. (P-1)
$ 5,300,000               4.15%                        01/07/99                       $ 5,300,000
City of Belton Industrial Development Corp. Refunding RB for the Butt
 Grocery Series 1993 (Chase Bank of Texas, N.A.) (P-1)
  2,875,000               4.00                         01/07/99                         2,875,000
City of Dallas Waterworks and Sewer System Refunding RB Series 1998, PT-
 1114 (Financial Security Assurance, Inc.) (A-1+)
 14,540,000               4.10                         01/07/99                        14,540,000
City of Houston GO CP Notes Series A (A-1+/P-1)
 20,000,000               2.95                         04/07/99                        20,000,000
City of San Antonio Electric & Gas System Revenue RB Series 1997 SG 104,
 SG 105 (A-1+C)
 36,800,000               4.10                         01/07/99                        36,800,000
Coastal Bend Health Facilities Development Corp. Incarnate Word Health
 System RB Series 1998 B (AMBAC) (VMIG1)
 10,000,000               4.05                         01/07/99                        10,000,000
Harris County Health Facilities Development Corp. Health Care System
 United Priced Demand Adjustable RB for School of the Incarnate Word
 Series 1997 A (A-1+C/VMIG1)
 10,000,000               3.00                         04/07/99                        10,000,000
Harris County Health Facilities Development Corp. Hospital RB for The
 Methodist Hospital Series 1997 (A-1+)
  8,100,000               5.00                         01/04/99                         8,100,000
Harris County Health Facilities Development Corp. RB for Memorial Hospital
 System Series 1997 B (MBIA) (A-1+/VMIG1)
  7,700,000               3.90                         01/07/99                         7,700,000
Harris County Health Facilities Development Corp. RB for Methodist
 Hospital Series 1994 (A-1+)
 14,600,000               5.00                         01/04/99                        14,600,000
Harris County Health Facilities Development Corp. Unit Priced Demand
 Adjustable RB for St. Luke's Episcopal Hospital Series 1997 A (A-1+)
 17,160,000               4.85                         01/04/99                        17,160,000
Harris County Toll Road Adjustable/Fixed Rate Subordinated Lien RB Series
 1994 F (A-1+/VMIG1)
  9,400,000               3.95%                        01/07/99                         9,400,000
Harris County Toll Road VRDN Series 1994 C (A-1+/VMIG1)
 13,400,000               3.95                         01/07/99                        13,400,000
Red River Authority Texas PCRB for Southwestern Public Service Company
 Series 1991 (A-1/VMIG1)
 24,900,000               4.30                         01/07/99                        24,900,000
San Antonio Electric & Gas System CP Notes Series A (A-1+/P-1)
 23,000,000               3.05                         03/16/99                        23,000,000
 15,000,000               3.00                         04/08/99                        15,000,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio  (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Texas (continued)
State of Texas TRANS CP Notes Series 1997 B (A-1+/P-1)
$16,000,000             2.95%                          07/28/99                       $ 16,000,000
 16,000,000             2.95                           08/23/99                         16,000,000
State of Texas TRANS Series 1998 (SP1+/VMIG1)
 50,000,000             4.50                           08/31/99                         50,439,902
--------------------------------------------------------------------------------------------------
                                                                                      $323,814,902
--------------------------------------------------------------------------------------------------
Utah--0.8%
Central Utah Water Conservancy District GO Limited Tax Refunding Bonds
 Variable Rate Tender Option Bonds Series 1998 F (AMBAC) (A-1+/VMIG1)
$ 9,000,000             3.95%                          01/07/99                       $  9,000,000
Utah State Board of Regents Auxiliary and Campus Facilities System RB
 Series 1997 A (A-1+/VMIG1)
  3,390,000             3.75                           01/07/99                          3,390,000
--------------------------------------------------------------------------------------------------
                                                                                      $ 12,390,000
--------------------------------------------------------------------------------------------------
Virginia--3.8%
Chesapeake IDA PCRB for Virginia Electric & Power Company Series 1985 (A-
 1/VMIG1)
$22,000,000             3.10%                          01/15/99                       $ 22,000,000
Chesterfield County IDA PCRB for Virginia Electric & Power Series 1987 A
 (A-1/VMIG1)
  5,000,000             3.10                           01/15/99                          5,000,000
Louisa County PCRB for Virginia Electric & Power Series 1984 (A-1/VMIG1)
  4,000,000             3.15                           01/22/99                          4,000,000
  4,000,000             3.15                           01/25/99                          4,000,000
Roanoke City IDA VRDN for Carilion Health System Series A (A-1/VMIG1)
  4,800,000             5.00                           01/04/99                          4,800,000
Roanoke City VRDN for Carilion Health System Hospital Series B (A-1/VMIG1)
  5,300,000             5.00                           01/04/99                          5,300,000
Spotsylvania County IDRB for Carlisle Corp. Series 1993 (Suntrust Bank)
 (AA3)
  6,500,000             4.00                           01/07/99                          6,500,000
York County IDA PCRB for Virginia Electric & Power Series 1985 (A-1/VMIG1)
  9,400,000             3.00                           02/01/99                          9,400,000
--------------------------------------------------------------------------------------------------
                                                                                      $ 61,000,000
--------------------------------------------------------------------------------------------------

 Principal            Interest                   Maturity                     Amortized
  Amount                Rate                       Date                          Cost
---------------------------------------------------------------------------------------------
Washington--2.5%
King County Limited Tax GO Bonds Series 1994 A Eagle Tax-Exempt Trust
 Series 97C 4701 Class A Certificates (A-1+C)
$10,000,000           4.13%                      01/07/99                   $   10,000,000
King County Sewer Revenue BANS CP Series A (A-1/P-1)
  9,200,000           3.05                       03/11/99                        9,200,000
  7,500,000           3.05                       03/19/99                        7,500,000
Port of Grays Harbor Industrial Development Corp. for Weyerhaeuser
 Project Series 1993 (A-1)(a)
  5,850,000           4.10                       01/07/99                        5,850,000
Port of Grays Harbor Refunding IDA for Weyerhaeuser Project Series 1992
 (A-1)
  1,000,000           4.10                       01/07/99                        1,000,000
Union Gap City Refunding IDA for Weyerhaeuser Project Series 1992 (A-1)
  1,600,000           4.10                       01/07/99                        1,600,000
Washington Public Power Supply System Refunding Electric RB Series
 1993-1A-2 (Bank of America National Trust & Savings Association) (A-
 1+/VMIG1)
  5,800,000           3.95                       01/07/99                        5,800,000
---------------------------------------------------------------------------------------------
                                                                            $   40,950,000
---------------------------------------------------------------------------------------------
Wisconsin--5.1%
City of Milwaukee Short-Term School Order Notes Series 1998 B
 (SP1+/VMIG1)
$48,500,000           4.25%                      08/26/99                   $   48,719,616
Milwaukee Metropolitan Sewage District GO Capital Purpose Bonds Series
 1992 A Eagle Tax-Exempt Trust Series 944905 (A-1+C)
 15,085,000           4.15                       01/07/99                       15,085,000
State of Wisconsin Operating Notes Series 1998 (VMIG1/SP-1+)
 12,500,000           4.50                       06/15/99                       12,578,766
Wisconsin Health & Educational Facilities Authority VRDN for Wheaton
 Franciscan Services Series 1997 (Toronto Dominion Bank) (A-1+/VMIG1)
  7,000,000           4.00                       01/07/99                        7,000,000
---------------------------------------------------------------------------------------------
                                                                            $   83,383,382
---------------------------------------------------------------------------------------------
Wyoming--0.9%
Sweetwater PCRB for PacifiCorp Project Series 1990 A (C.S. First Boston
 LOC) (VMIG1)
$14,500,000           3.85%                      01/07/99                   $   14,500,000
---------------------------------------------------------------------------------------------
Total Investments                                                           $1,688,438,332(c)
---------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) A portion of these securities are segregated for forward commitments.
(b)Forward commitments.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
California--92.4%
Alameda-Contra Costa Schools Financing Authority VRDN Cops for Capital
 Improvement Financing Project Series F (KBC Bank, N.V.)
 (A-1+)
$ 5,565,000               3.75%                        01/07/99                       $  5,565,000
California Health Facilities Authority Insured Variable Rate Hospital RB
 for Adventist Health System/West Series 1998 A (MBIA)
 (A-1+/VMIG1)
  6,700,000               5.00                         01/04/99                          6,700,000
California Health Facility Financing Authority RB Series 1990 A (Rabobank
 Nederland Coop Centrale Raiffeisen-Boerenleenbank) (VMIG1)
  1,800,000               3.60                         01/07/99                          1,800,000
California Pollution Control Financing Authority Adjustable TRB for
 Southern California Edison Series 1986 A (A-1/VMIG1)
  4,600,000               5.20                         01/04/99                          4,600,000
California Pollution Control Financing Authority Adjustable TRB for
 Southern California Edison Series 1986 B (A-1/VMIG1)
  3,700,000               5.20                         01/04/99                          3,700,000
California Pollution Control Financing Authority Adjustable TRB for
 Southern California Edison Series 1986 C (A-1/VMIG1)
    300,000               5.20                         01/04/99                            300,000
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1996 E (Morgan Guaranty Trust Company of New York)
 (A-1+)
  5,200,000               2.90                         03/10/99                          5,200,000
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1996 F (Banque Nationale de Paris, S.A.) (A-1)
  5,650,000               5.00                         01/04/99                          5,650,000
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1997 A (Toronto Dominion Bank)
 (A-1+)
  7,100,000               5.00                         01/04/99                          7,100,000
Chula Vista IDRB for San Diego Gas & Electric Company Series 1996 A (A-
 1/VMIG1)
 13,400,000               5.00                         01/04/99                         13,400,000
City of Fresno VRDN MF Hsg. Refunding RB for Heron Pointe & Stone Series
 1996 A (Wells Fargo Bank, N.A.) (VMIG1)
  3,315,000               3.75                         01/07/99                          3,315,000
City of Huntington Beach Monthly Floating Rate Demand MF Hsg. RB Series
 1985 A (Bank of America National Trust & Savings Association) (VMIG1)
  7,400,000               4.00                         02/01/99                          7,400,000
City of Long Beach TRANS Series 1998-1999 (SP1+)
  1,700,000               4.00                         10/05/99                          1,710,505

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
California (continued)
City of Los Angeles TRANS Series 1998 (SP1+/VMIG1)
$10,000,000               4.00%                        06/30/99                       $ 10,020,473
City of Los Angeles Wastewater System CP Revenue Notes (Morgan Guaranty
 Trust Company of New York/UBS AG) (A-1/P-1)
  7,000,000               2.80                         03/15/99                          7,000,000
  5,500,000               2.80                         03/16/99                          5,500,000
City of Newport Beach Floating/Fixed Rate Health Facility RB for Hoag
 Memorial Series 1992 (A-1+C/VMIG1)
  6,500,000               5.10                         01/04/99                          6,500,000
City of Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital
 Series 1996 A (A-1+C/VMIG1)
  7,500,000               5.10                         01/04/99                          7,500,000
City of Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital
 Series 1996 C (A-1+C/VMIG1)
  1,500,000               5.10                         01/04/99                          1,500,000
City of San Diego Certificates of Undivided Interest in The Water Utility
 Fund Series 1998 (FGIC) (A-1+C)
 15,685,000               3.88                         01/07/99                         15,685,000
Contra Costa Water District Tax-Exempt CP Notes Series A (A-1+/P-1)
  5,200,000               2.85                         03/10/99                          5,200,000
County of Los Angeles Pension Obligation Refunding RB Series 1996 A (AMBAC)
 (A-1+/VMIG1)
  9,000,000               3.70                         01/07/99                          9,000,000
County of Los Angeles Pension Obligation Refunding RB Series 1996 B (AMBAC)
 (A-1+/VMIG1)
  3,700,000               3.70                         01/07/99                          3,700,000
County of Los Angeles Pension Obligation Refunding RB Series 1996 C (AMBAC)
 (A-1+/VMIG1)
  1,800,000               3.70                         01/07/99                          1,800,000
East Bay Municipal Utility District Water & Waste Water CP Notes
 (A-1+/P-1)
  7,800,000               2.95                         03/17/99                          7,800,000
Fremont City Pursuant to a Lease with Fremont Public Financing Authority
 VRDN COPS for Family Resource Center Financing Project Series 1998 (KBC
 Bank, N.V.) (A-1+)
  2,000,000               3.75                         01/07/99                          2,000,000
Fremont VRDN MF Hsg. RB for Creekside Village Apartments Series 1985 D (KBC
 Bank, N.V.) (A-1+/VMIG1)
 14,400,000               3.70                         01/07/99                         14,400,000
Kern High School District TRANS Series 1998 (SP1+)
 18,000,000               4.00                         08/26/99                         18,059,771
Kings County Housing Authority VRDN MF Hsg. Refunding RB for Edgewater
 Series 1996 A (Wells Fargo Bank, N.A.) (VMIG1)
  6,555,000               3.75                         01/07/99                          6,555,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
California (continued)
Long Beach City Housing Authority VRDN MF Hsg. RB for Channel Point
 Apartments Series 1998 A (FNMA) (A-1)
$ 6,250,000               3.80%                        01/07/99                       $  6,250,000
Los Angeles County Housing Authority Variable Rate MF Hsg. Refunding RB for
 Malibu Meadows II Project Series 1998 B (FNMA) (A-1+)
  3,200,000               3.80                         01/07/99                          3,200,000
Los Angeles County Housing Authority Variable Rate MF Hsg. Refunding RB for
 Malibu Meadows II Project Series 1998 C (FNMA) (A-1+)
 14,249,000               3.80                         01/07/99                         14,249,000
Los Angeles County Metro TRANS Authority 2nd Sub Sales Tax Revenue CP Notes
 Series A (National Westminster Bank PLC/Bayerische Hypotheken Vereinsbank
 AG/CIBC) (A-1+/P-1)
  3,000,000               2.75                         03/10/99                          3,000,000
 10,000,000               3.10                         04/12/99                         10,000,000
Los Angeles County TRANS Series 1998-99 A (SP1+/VMIG1)
 16,980,000               4.50                         06/30/99                         17,076,161
Los Angeles Unified School District Variable Rate COPS for Belmont Learning
 Complex Series 1997 A (Commerzbank AG) (VMIG1)
 26,890,000               3.80                         01/07/99                         26,890,000
MSR Public Power Agency Subordinate Lien RB for San Juan Project Series
 1997 D (MBIA) (A-1+/VMIG1)
 19,000,000               3.90                         01/07/99                         19,000,000
Oakland Joint Powers Financing Authority Lease RB Series 1998 A-2
 (Financial Security Assurance, Inc.) (A-1+/VMIG1)
  2,000,000               3.65                         01/07/99                          2,000,000
Orange County Apartment Development Refunding RB for Larkspur Canyon
 Apartments Series 1997 A (FNMA) (A-1+)
  7,635,000               3.85                         01/07/99                          7,635,000
Orange County VRDN Apartment Development RB for Seaside Meadow Series 1984
 C (KBC Bank, N.V.) (A-1/VMIG1)
 24,000,000               3.70                         01/07/99                         24,000,000
Palo Alto Unified School District Municipal Securities Trust Receipts
 Series 1997 SGA 53 (A-1+)
  9,830,000               4.00                         01/07/99                          9,830,000
Sacramento County COPS for Administration Center and Courthouse Project
 Series 1990 (UBS AG) (A-1+/VMIG1)
 19,430,000               3.70                         01/07/99                         19,430,000
Sacramento County Housing Authority MF Hsg. Refunding RB for Stone Creek
 Apartments (FNMA) (A-1+)
  8,450,000               3.80                         01/07/99                          8,450,000
San Diego City Housing Authority MF Hsg. RB for LA Cima Apartments Series
 1985, Issue K (Citibank, N.A.) (VMIG1)
 12,725,000               3.65                         01/07/99                         12,725,000

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
California (continued)
San Diego City Housing Authority MF Hsg. RB for Nobel Court Series 1985,
 Issue L (Citibank, N.A.) (VMIG1)
$11,355,000               3.65%                        01/07/99                       $ 11,355,000
San Diego City Housing Authority VRDN MF Hsg. Refunding RB for Carmel Del
 Mar Apartments Project Series 1993, Issue E (Commerzbank AG) (A-1+)
  6,000,000               3.85                         01/07/99                          6,000,000
San Diego County VRDN MF Hsg. RB for Country Hills-Phase I Series 1985 C
 (FNMA) (A-1+)
  9,900,000               3.55                         01/07/99                          9,900,000
San Diego County Water Authority CP Notes Series 1 (A-1/P-1)
  4,500,000               3.10                         04/12/99                          4,500,000
San Francisco City & County Housing Authority VRDN MF Hsg. RB Series 1985 D
 (A-1+)
  6,800,000               3.70                         01/07/99                          6,800,000
South Coast Local Education Agencies Pooled TRANS Program Series 1998 A
 (SP1+/VMIG1)
 15,000,000               4.50                         06/30/99                         15,066,972
Southern California Metropolitan Water District CP Notes Series A
 (A-1+/P-1)
  7,400,000               2.85                         03/15/99                          7,400,000
Southern California Metropolitan Water District Water RB Series 1997 B (A-
 1+/VMIG1)
  9,000,000               3.65                         01/07/99                          9,000,000
Southern California Metropolitan Water District Water RB Series 1997 C (A-
 1+/VMIG2)
  9,700,000               3.65                         01/07/99                          9,700,000
Southern California Public Power Authority Power Project RB Series 1996 B
 (AMBAC) (A-1+/VMIG1)
  8,000,000               3.65                         01/07/99                          8,000,000
Southern California Public Power Authority Power Project Subordinate
 Refunding RB for Palo Verde Series 1997 A (Financial Security Assurance,
 Inc.) (Aaa/AAA)
  2,915,000               4.50                         07/01/99                          2,927,944
Southern California Public Power Authority Subordinate Refunding RB for
 Transportation Project Series 1991 (AMBAC) (A-1+/VMIG1)
 14,700,000               3.65                         01/07/99                         14,700,000
State of California GO Puttable Floating Option Tax-Exempt Receipts Series
 PA-238 (MBIA) (A-1+C)
 10,000,000               3.93                         01/07/99                         10,000,000
State of California GO Puttable Floating Option Tax-Exempt Receipts Series
 PT-1001 (FGIC) (A-1+C)
 18,870,000               3.88                         01/07/99                         18,870,000
State of California GO TECP Notes (A-1/P-1)
  7,500,000               2.85                         03/11/99                          7,500,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                      Amortized
  Amount                 Rate                         Date                           Cost
------------------------------------------------------------------------------------------------
California (continued)
State of California Municipal Securities Trust Receipt Series 1997 SGA
 55 (FGIC) (A-1+)
$12,700,000              4.03%                      01/07/99                     $ 12,700,000
State of California RANS Series 1998-99 (SP1+/VMIG1)
  5,000,000              4.00                       06/30/99                        5,020,447
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
 Nationale de Paris, S.A.) (A-1)
  3,600,000              3.70                       01/07/99                        3,600,000
University of California CP Notes Series A (A-1+/P-1)
  5,000,000              2.85                       05/03/99                        5,000,000
------------------------------------------------------------------------------------------------
                                                                                 $540,436,273
------------------------------------------------------------------------------------------------
Puerto Rico--7.3%
Puerto Rico Government Development Bank TECP Program (A-1+)
$ 4,443,000              2.90%                      02/18/99                     $  4,443,000
 13,000,000              2.85                       04/06/99                       13,000,000
  5,000,000              2.85                       05/03/99                        5,000,000
Puerto Rico Government Development Bank VRDN Series 1985 (MBIA LOC) (A-
 1+/VMIG1)
  7,700,000              3.60                       01/07/99                        7,700,000
Puerto Rico Highway & Transportation Authority Transportation RB Series
 A (AMBAC) (A-1+)
 12,280,000              3.80                       01/07/99                       12,280,000
------------------------------------------------------------------------------------------------
                                                                                 $ 42,423,000
------------------------------------------------------------------------------------------------
Total Investments                                                                $582,859,273(a)
------------------------------------------------------------------------------------------------

(a) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
   Amount                 Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
 New York--91.7%
 City of Yonkers Civic Facility IDA RB for Consumers Series 1991 (Credit
  Local de France) (VMIG1)
 $2,500,000               4.00%                        01/07/99                       $  2,500,000
 City of Yonkers Civic Facility IDA RB Series 1991 (Credit Local de France)
  (VMIG1)
  2,738,000               4.00                         01/07/99                          2,738,000
 City of Yonkers GO Serial Bonds Series 1996 C (AMBAC) (Aaa/AAA)
  2,460,000               5.00                         08/01/99                          2,488,646
 Great Neck North Water Authority Water System RB Series 1993 A (FGIC) (A-
  1+/VMIG1)
  4,900,000               4.00                         01/07/99                          4,900,000
 Long Island Power Authority Electric System Subordinated RB Series 4
  (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale)
  (A-1+/VMIG1)
  3,400,000               3.05                         03/09/99                          3,400,000
 Long Island Power Authority Electric System Subordinated RB Series 6
  (Morgan Guaranty Trust Company of New York/ABN/AMRO
  Bank, N.V.) (A-1+/VMIG1)
  3,500,000               4.85                         01/04/99                          3,500,000
 Massapequa Union Free School District TANS Series 1998-99 (MIG1)
  3,700,000               4.00                         06/30/99                          3,707,577
 Municipal Assistance Corp. for the City of New York
  Series G (Aa2/AA)
  3,000,000               5.00                         07/01/99                          3,018,779
 Municipal Assistance Corp. for the City of New York Series K, Subseries K-
  1 (Westdeutsche Landesbank Girozentrale)
  (A-1+/VMIG1)
  3,000,000               3.80                         01/07/99                          3,000,000
 New York & New Jersey Port Authority Floating Rate Trust Receipts 108th
  Series (Financial Security Assurance Inc.) (A-1(C)/VMIG1)
  6,000,000               4.15                         01/07/99                          6,000,000
 New York City GO Bonds Fiscal 1995 Series B-5 (MBIA) (A-1+/VMIG1)
  1,800,000               5.15                         01/04/99                          1,800,000
 New York City GO Puttable Tax-Exempt Receipts Series 1995 D (MBIA) (VMIG1)
    600,000               4.25                         01/07/99                            600,000
 New York City GO Refunded Bonds Series 1991 F
  (U.S. Treasury Bond) (AAA)
  2,835,000               8.10                         11/15/99                          2,959,431
 New York City Health & Hospitals Corp. Health System Bonds Series 1997 A
  (Morgan Guaranty Trust) (A-1+/VMIG1)
  1,300,000               3.90                         01/07/99                          1,300,000
 New York City Health & Hospitals Corp. Health System Bonds Series 1997 B
  (CIBC) (A-1+/VMIG1)
  4,700,000               3.95                         01/07/99                          4,700,000
 New York City IDA Civic Facility RB for National Audubon Society Inc.
  Series 1989 (Credit Local de France) (A-1+)
  3,700,000               5.00                         01/04/99                          3,700,000

 Principal              Interest                       Maturity                        Amortized
   Amount                 Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
 New York (continued)
 New York City Municipal Water Finance Authority CP Notes Series 5 Lot B
  (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank
  Girozentrale/Landesbank Hessen-Thueringen Girozentrale) (A-1+/ P-1)
 $6,000,000               5.00%                        01/04/99                       $  6,000,000
 New York City Transitional Finance Authority Future Tax Secured Bonds
  Series 1999 A, Subseries A-1 (A-1+/VMIG1)
  5,000,000               4.05                         01/07/99                          5,000,000
 New York City Transitional Finance Authority Future Tax Secured Bonds
  Series 1999 A, Subseries A-2 (A-1+/VMIG1)
  1,000,000               3.90                         01/07/99                          1,000,000
 New York City Trust for Cultural Resources Multi-Mode Bonds for Solomon
  Guggenheim Foundation Series 1990 B (Westdeutsche Landesbank
  Girozentrale) (A-1+/VMIG1)
  1,400,000               5.00                         01/04/99                          1,400,000
 New York Local Government Assistance Corp. Variable Rate Bond Series 1995
  B (Bank of Nova Scotia) (A-1+/VMIG1)
  4,600,000               3.85                         01/04/99                          4,600,000
 New York State Dormitory Authority RB for State University Educational
  Facilities Series 1989 A (U.S. Treasury Bond) (Aaa/AAA)
  3,000,000               7.13                         05/15/99                          3,105,176
 New York State Dormitory Authority RB Series for Cornell University Series
  1990 B (A-1+/VMIG1)
  3,200,000               5.00                         01/04/99                          3,200,000
 New York State Dormitory Authority Variable Rate Interest Bond for
  Metropolitan Museum of Art (A-1+/VMIG1)
  3,260,000               3.85                         01/07/99                          3,260,000
 New York State Energy Research & Development Authority PCRB for Central
  Hudson Gas & Electric Series 1985 B
  (Deutsche Bank AG) (P-1)
  2,300,000               4.00                         01/07/99                          2,300,000
 New York State Energy Research & Development Authority Gas Facility RB for
  Brooklyn Union Gas Series 1997 A-1 (MBIA) (A-1+/VMIG1)
  5,850,000               4.00                         01/07/99                          5,850,000
 New York State Energy Research & Development Authority Gas Facility RB for
  Brooklyn Union Gas Series 1997 A-2 (MBIA) (A-1+/VMIG1)
  1,800,000               3.80                         01/07/99                          1,800,000
 New York State Energy Research & Development Authority PCRB for New York
  State Electric & Gas Corp. Series 1985 A (Morgan Guaranty Trust Company
  of New York) (A-1+)
  3,000,000               3.58                         03/15/99                          3,000,000
 New York State Energy Research & Development Authority PCRB for New York
  State Electric & Gas Corp. Series 1985 D (UBS AG)
  (A-1+/Aaa)
  4,000,000               3.00                         12/01/99                          4,000,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt New York Portfolio  (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal               Interest                       Maturity                        Amortized
   Amount                  Rate                           Date                             Cost
---------------------------------------------------------------------------------------------------
New York (continued)
New York State Energy Research & Development Authority PCRB for New York
 State Electric & Gas Corp. Series D-2 (First National Bank of Chicago)
 (VMIG1)
  $  200,000               5.10%                        01/04/99                       $    200,000
New York State Energy Research & Development Authority PCRB for New York
 State Electric & Gas Series 1994 B (UBS AG) (A-1+/VMIG1)
     500,000               5.05                         01/04/99                            500,000
New York State Energy Research & Development Authority PCRB for New York
 State Electric & Gas Series 1994 D-1 (First National Bank of Chicago)
 (VMIG1)
     500,000               4.80                         01/04/99                            500,000
New York State Energy Research & Development VRDN for Orange & Rockland
 Utilities Series 1995 A (AMBAC) (A-1+/VMIG1)
     400,000               3.80                         01/07/99                            400,000
New York State Enviromental Facility Corp. RB Eagle Tax-Exempt Trust Series
 1994 D, Class A Cops (A-1+C)
   6,050,000               4.13                         01/07/99                          6,050,000
New York State Environmental Quality Variable Interest Rate GO Bonds Series
 1997 A (Bayerische Landesbank Girozentrale/Landesbank Hessen-Thueringen
 Girozentrale) (A-1+/VMIG1)
   2,000,000               3.05                         03/10/99                          2,000,000
New York State Housing Finance Agency RB for 750 Sixth Ave Housing Series
 1998 A (VMIG1)
   2,000,000               4.00                         01/07/99                          2,000,000
New York State Housing Finance Agency RB for Liberty View Apartments Housing
 Series 1997 A (FNMA) (A-1+)
   6,000,000               3.75                         01/07/99                          6,000,000
New York State Housing Finance Agency RB for Tribeca Park Housing Series
 1997 A (Bayerische Hypotheken Vereinsbank AG) (VMIG1)
  12,000,000               3.90                         01/07/99                         12,000,000
Oswego County IDA PCRB Series 1992 for Philip Morris Companies (A-1/P-1)
   1,000,000               4.25                         01/07/99                          1,000,000
Rensselaer County IDA RB for Rensselaer Polytechnic Institute Civic Facility
 Series 1997 A (VMIG1)
   4,440,000               3.85                         01/07/99                          4,440,000
Syracuse University IDA RB for Syracuse University Eggers Hall Series 1993
 (Morgan Guaranty Trust Co. of New York) (A-1+/VMIG1)
   1,700,000               5.00                         01/04/99                          1,700,000
Westchester County GO Serial Bonds Series 1990 A (Aaa/AAA)
     500,000               6.70                         02/01/99                            501,231
---------------------------------------------------------------------------------------------------
                                                                                       $132,118,840
---------------------------------------------------------------------------------------------------
Puerto Rico--8.0%
Puerto Rico Government Development Bank Tax-Exempt CP
 Program (A-1+)
$  4,000,000               2.85%                        04/06/99                       $  4,000,000

 Principal             Interest                     Maturity                      Amortized
   Amount                Rate                         Date                           Cost
------------------------------------------------------------------------------------------------
 Puerto Rico (continued)
 Puerto Rico Government Development Bank VRDN Series 1985
  (MBIA LOC) (A-1+/VMIG1)
 $3,100,000              3.60%                      01/07/99                     $  3,100,000
 Puerto Rico Highway & Transportation Authority RB Series A (AMBAC)
  (A-1+)
  4,400,000              3.80                       01/07/99                        4,400,000
------------------------------------------------------------------------------------------------
                                                                                 $ 11,500,000
------------------------------------------------------------------------------------------------
 Total Investments                                                               $143,618,840(a)
------------------------------------------------------------------------------------------------

(a) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
                                         ---------------------------------------
Investment Abbreviations:

 AMBAC    --Insured by American Municipal Bond Assurance Corp.
 COPS     --Certificates of Participation
 CP       --Commercial Paper
 FGIC     --Insured by Financial Guaranty Insurance Co.
 FNMA     --Federal National Mortgage Association
 GO       --General Obligation
 IDA      --Industrial Development Authority
 IDRB     --Industrial Development Revenue Bond
 LOC      --Letter of Credit
 MBIA     --Insured by Municipal Bond Investors Assurance
 MF Hsg.  --Multi-Family Housing
 NRU      --National Rural Utilities Cooperation Finance Corp.
 PCRB     --Pollution Control Revenue Bond
 RANS     --Revenue Anticipation Notes
 RB       --Revenue Bond
 TANS     --Tax Anticipation Notes
 TECP     --Tax Exempt Commercial Paper
 TRANS    --Tax Revenue Anticipation Notes
 TRB      --Tender Revenue Bond
 VRDN     --Variable Rate Demand Note

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

                                         Prime          Money
                                      Obligations       Market      Government
                                       Portfolio      Portfolio     Portfolio
                                          -------------------------------------
Assets:
Investment in securities, at value
 based on amortized cost             $1,015,913,421 $1,696,028,033 $528,950,165
Cash                                        129,674        166,937      247,528
Receivables:
 Interest                                 5,052,970      9,222,686    1,572,450
 Reimbursement from adviser                      --        161,074       17,129
Other assets                                104,032         89,080       41,016
-------------------------------------------------------------------------------
  Total assets                        1,021,200,097  1,705,667,810  530,828,288
-------------------------------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased                 --             --   31,969,975
 Income distribution                      4,161,925      7,761,480    1,946,315
 Amounts owed to affiliates                 344,185        633,841      165,633
Accrued expenses and other liabili-
 ties                                       136,197        277,698       77,077
-------------------------------------------------------------------------------
  Total liabilities                       4,642,307      8,673,019   34,159,000
-------------------------------------------------------------------------------
Net Assets:
Paid-in capital                       1,016,557,790  1,696,994,791  496,650,373
Accumulated undistributed net in-
 vestment income                                 --             --       18,915
Accumulated net realized gain
 (loss) on investment transactions               --             --           --
-------------------------------------------------------------------------------
  Net assets                         $1,016,557,790 $1,696,994,791 $496,669,288
-------------------------------------------------------------------------------
Net asset value, offering and re-
 demption price per unit/share
 (net assets/units or shares out-
 standing)                                    $1.00          $1.00        $1.00
-------------------------------------------------------------------------------
Units/Shares outstanding:
ILA units                               837,185,408  1,350,316,356  383,209,380
ILA Administration units                 38,835,536    314,327,442    7,682,007
ILA Service units                       119,308,922     32,349,450  105,720,727
ILA B units                              14,411,968             --           --
ILA C units                               6,814,413             --           --
Cash Management shares                        1,543          1,543        1,541
-------------------------------------------------------------------------------
  Total units/shares of beneficial
   interest outstanding, $.001 par
   value (unlimited number of units
   authorized)                        1,016,557,790  1,696,994,791  496,613,655
-------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Treasury      Treasury                    Tax-Exempt     Tax-Exempt   Tax-Exempt
 Obligations   Instruments     Federal      Diversified     California    New York
  Portfolio     Portfolio     Portfolio      Portfolio      Portfolio    Portfolio
-------------------------------------------------------------------------------------
 $852,562,117  $844,336,109 $3,438,574,979 $1,688,438,332  $582,859,273 $143,618,840
       42,012       100,056        219,046      1,292,207     1,275,515      116,630
    1,528,046     5,916,348     10,357,392      9,729,680     2,574,156      771,565
       25,446        22,322        138,824            --            --        59,995
          468           --           3,166        139,437        43,540          --
-------------------------------------------------------------------------------------
  854,158,089   850,374,835  3,449,293,407  1,699,599,656   586,752,484  144,567,030
-------------------------------------------------------------------------------------
          --            --     246,826,825     68,185,000           --           --
    3,304,041     2,610,700     13,034,311      4,163,622     1,394,394      337,806
      289,225       258,299      1,082,345        571,500       205,324       47,515
      116,124       216,418        353,888         33,405        21,572       48,605
-------------------------------------------------------------------------------------
    3,709,390     3,085,417    261,297,369     72,953,527     1,621,290      433,926
-------------------------------------------------------------------------------------
  850,448,699   847,286,786  3,187,992,819  1,626,430,582   585,120,699  144,136,145
          --            --           3,219        362,642        10,495        1,632
          --          2,632            --        (147,095)          --        (4,673)
-------------------------------------------------------------------------------------
 $850,448,699  $847,289,418 $3,187,996,038 $1,626,646,129  $585,131,194 $144,133,104
-------------------------------------------------------------------------------------
        $1.00         $1.00          $1.00          $1.00         $1.00        $1.00
-------------------------------------------------------------------------------------
  734,456,625   341,470,687  2,625,682,181  1,562,378,412   584,534,942  122,551,094
   80,532,554   131,681,160    508,323,031     26,510,013       512,198   21,581,978
   35,459,520   374,134,939     53,990,685     37,847,328         1,546        1,550
          --            --             --             --            --           --
          --            --             --             --            --           --
          --            --             --           1,524         1,521        1,523
-------------------------------------------------------------------------------------
  850,448,699   847,286,786  3,187,995,897  1,626,737,277   585,050,207  144,136,145
-------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                           Prime        Money
                                        Obligations    Market     Government
                                         Portfolio    Portfolio    Portfolio
                                             ---------------------------------
Investment Income:
Interest income                         $58,784,401  $84,777,665  $26,843,383
------------------------------------------------------------------------------
Expenses:
Management fees                           3,665,907    5,321,209    1,703,454
Distribution and service fees(a)            103,117           --           --
Transfer agent fees                         438,389      608,138      194,680
Custodian fees                              179,071      252,149       93,072
Registration fees                           109,624      289,700      125,001
Professional fees                            40,829       40,825       40,614
Trustee fees                                 17,957       18,351       14,045
Administration unit fees                     56,195      482,750       14,657
Service unit fees                           435,823      144,733      395,588
Other                                        80,440       39,665       24,470
------------------------------------------------------------------------------
  Total expenses                          5,127,352    7,197,520    2,605,581
  Less--expenses reimbursed and fees
   waived by Goldman Sachs                  (46,293)    (522,063)    (114,600)
------------------------------------------------------------------------------
  Net expenses                            5,081,059    6,675,457    2,490,981
------------------------------------------------------------------------------
Net investment income                    53,703,342   78,102,208   24,352,402
------------------------------------------------------------------------------
Net realized gain on investment trans-
 actions                                     27,766        6,924           --
------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                        $53,731,108  $78,109,132  $24,352,402
------------------------------------------------------------------------------

(a)Class B and Class C for ILA Prime Obligations Portfolio had distribution and service fees of $59,917 and $43,200, respectively.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Treasury     Treasury                  Tax-Exempt   Tax-Exempt  Tax-Exempt
Obligations  Instruments    Federal     Diversified  California   New York
 Portfolio    Portfolio    Portfolio     Portfolio    Portfolio  Portfolio
----------------------------------------------------------------------------
$41,058,564  $36,324,314  $152,216,875  $59,331,309  $21,019,743 $4,564,301
----------------------------------------------------------------------------
  2,662,028    2,500,096     9,778,681    5,985,015    2,294,224    479,305
         --           --            --           --           --         --
    304,232      285,734     1,117,564      684,002      262,197     54,776
    148,190      141,522       408,178      109,401       55,798     25,630
     94,795      106,115       255,144      107,423       26,421     77,959
     40,689       40,668        58,651       35,643       40,619     40,480
     15,878       15,296        28,730       16,487        4,752     10,896
    134,705      146,145       779,240       34,749        1,702     34,741
    324,013    1,126,342       145,279      124,850           --         --
     27,473       15,511        83,737       51,652       24,700     17,466
----------------------------------------------------------------------------
  3,752,003    4,377,429    12,655,204    7,149,222    2,710,413    741,253
    (87,462)    (940,476)   (2,177,526)  (1,016,544)          --   (208,367)
----------------------------------------------------------------------------
  3,664,541    3,436,953    10,477,678    6,132,678    2,710,413    532,886
----------------------------------------------------------------------------
 37,394,023   32,887,361   141,739,197   53,198,631   18,309,330  4,031,415
----------------------------------------------------------------------------
    242,821      324,555        15,167        2,502       99,181      1,846
----------------------------------------------------------------------------
$37,636,844  $33,211,916  $141,754,364  $53,201,133  $18,408,511 $4,033,261
----------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Prime            Money
                               Obligations         Market         Government
                              Portfolio(a)      Portfolio(a)     Portfolio(a)
                                        ----------------------------------------
From operations:
Net investment income        $    53,703,342  $     78,102,208  $    24,352,402
Net realized gain on
 investment transactions              27,766             6,924               --
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting
   from operations                53,731,108        78,109,132       24,352,402
--------------------------------------------------------------------------------
Distributions to
 unit/shareholders from:
Net investment income
 ILA units                       (46,200,440)      (60,149,271)     (19,247,644)
 ILA Administration units         (1,890,467)      (16,225,977)        (483,492)
 ILA Service units                (5,216,323)       (1,733,835)      (4,621,219)
 ILA B units                        (243,815)               --               --
 ILA C units                        (178,389)               --               --
 ILA Cash Management shares              (49)              (49)             (47)
--------------------------------------------------------------------------------
  Total distributions to
   unit/shareholders             (53,729,483)      (78,109,132)     (24,352,402)
--------------------------------------------------------------------------------
From unit/share
 transactions (at $1.00 per
 unit/share):
Proceeds from sales of
 units/shares                  8,542,913,228    11,101,396,894    2,593,217,390
Reinvestment of dividends
 and distributions                39,783,380        67,128,955       15,532,324
Cost of units/shares
 repurchased                  (8,542,482,500)  (10,605,623,755)  (2,666,528,542)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from unit/share
   transactions                   40,214,108       562,902,094      (57,778,828)
--------------------------------------------------------------------------------
  Total increase (decrease)       40,215,733       562,902,094      (57,778,828)
Net assets:
Beginning of year                976,342,057     1,134,092,697      554,448,116
--------------------------------------------------------------------------------
End of year                  $ 1,016,557,790  $  1,696,994,791  $   496,669,288
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --  $        18,915
--------------------------------------------------------------------------------

(a)Cash Management share activity commenced May 1, 1998.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Tax-             Tax-            Tax-
   Treasury          Treasury                             Exempt           Exempt          Exempt
  Obligations       Instruments        Federal         Diversified       California       New York
   Portfolio         Portfolio        Portfolio       Portfolio (a)     Portfolio (a)   Portfolio (a)
------------------------------------------------------------------------------------------------------
$    37,394,023   $    32,887,361  $    141,739,197  $     53,198,631  $    18,309,330  $   4,031,415
        242,821           324,555            15,167             2,502           99,181          1,846
------------------------------------------------------------------------------------------------------
     37,636,844        33,211,916       141,754,364        53,201,133       18,408,511      4,033,261
------------------------------------------------------------------------------------------------------
    (29,331,672)      (16,191,465)     (114,206,301)      (51,660,082)     (18,277,052)    (3,371,684)
     (4,475,011)       (4,556,321)      (25,838,728)         (689,810)         (32,215)      (659,667)
     (3,830,207)      (12,465,963)       (1,709,577)         (848,712)             (38)           (40)
            --                --                --                --               --             --
            --                --                --                --               --             --
            --                --                --                (27)             (25)           (26)
------------------------------------------------------------------------------------------------------
    (37,636,890)      (33,213,749)     (141,754,606)      (53,198,631)     (18,309,330)    (4,031,417)
------------------------------------------------------------------------------------------------------
  5,414,225,682     3,212,265,317    15,359,171,878    11,082,316,241    3,338,558,136    947,508,619
     17,325,155        14,415,252       114,243,618        47,224,255       17,860,837      3,885,716
 (5,399,775,367)   (3,103,700,860)  (14,900,519,079)  (11,040,862,707)  (3,362,752,135)  (942,145,315)
------------------------------------------------------------------------------------------------------
     31,775,470       122,979,709       572,896,417        88,677,789       (6,333,162)     9,249,020
------------------------------------------------------------------------------------------------------
     31,775,424       122,977,876       572,896,175        88,680,291       (6,233,981)     9,250,864
    818,673,275       724,311,542     2,615,099,863     1,537,965,838      591,365,175    134,882,240
------------------------------------------------------------------------------------------------------
$   850,448,699   $   847,289,418  $  3,187,996,038  $  1,626,646,129  $   585,131,194  $ 144,133,104
------------------------------------------------------------------------------------------------------
            --                --   $          3,219  $        362,642  $        10,495  $       1,632
------------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                  Prime            Money
                               Obligations         Market         Government
                              Portfolio(a)       Portfolio         Portfolio
                                      ------------------------------------------
From operations:
Net investment income        $    65,665,475  $     64,160,830  $    32,889,284
Net realized gain (loss) on
 investment transactions               7,264             7,828           39,273
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                     65,672,739        64,168,658       32,928,557
--------------------------------------------------------------------------------
Distributions to
 unitholders from:
Net investment income
 ILA units                       (59,354,126)      (47,350,587)     (27,429,780)
 ILA Administration units         (1,861,296)      (15,644,221)        (905,728)
 ILA Service units                (4,418,670)       (1,166,022)      (4,550,936)
 ILA B units                         (26,790)               --               --
 ILA C units                          (4,593)               --               --
Net realized gain on
 investment transactions
 ILA units                            (7,654)           (6,079)         (48,379)
 ILA Administration units               (240)           (2,008)          (1,597)
 ILA Service units                      (570)             (150)          (8,027)
 ILA B units                              (3)               --               --
 ILA C units                              (1)               --               --
--------------------------------------------------------------------------------
  Total distributions to
   unitholders                   (65,673,943)      (64,169,067)     (32,944,447)
--------------------------------------------------------------------------------
From unit transactions (at
 $1.00 per unit):
Proceeds from sales of
 units                         8,100,238,207    10,177,000,201    3,631,302,781
Reinvestment of dividends
 and distributions                36,672,387        54,788,884       17,235,209
Cost of units repurchased     (8,424,145,429)  (10,086,895,886)  (3,919,007,935)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from unit transactions       (287,234,835)      144,893,199     (270,469,945)
--------------------------------------------------------------------------------
  Total increase (decrease)     (287,236,039)      144,892,790     (270,485,835)
Net assets:
Beginning of year              1,263,578,096       989,199,907      824,933,951
--------------------------------------------------------------------------------
End of year                  $   976,342,057  $  1,134,092,697  $   554,448,116
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --  $         2,840
--------------------------------------------------------------------------------

(a)ILA Prime Obligations Portfolio C unit activity commenced August 15, 1997.
(b)ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio Service unit activity commenced September 15, 1997.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Tax-             Tax-            Tax-
   Treasury          Treasury                            Exempt           Exempt          Exempt
  Obligations       Instruments        Federal         Diversified      California       New York
   Portfolio         Portfolio        Portfolio         Portfolio      Portfolio (b)   Portfolio (b)
-----------------------------------------------------------------------------------------------------
$    38,604,333   $    38,903,282  $    142,229,502  $    54,795,590  $    15,994,349  $   3,605,123
         68,700            83,128            74,776          (15,310)           1,331             --
-----------------------------------------------------------------------------------------------------
     38,673,033        38,986,410       142,304,278       54,780,280       15,995,680      3,605,123
-----------------------------------------------------------------------------------------------------
    (27,001,884)      (20,917,629)     (106,705,052)     (52,227,688)     (15,984,157)    (2,645,413)
     (5,544,143)       (4,217,185)      (30,190,717)      (1,423,227)         (10,180)      (959,697)
     (6,053,628)      (13,765,962)       (5,333,733)      (1,144,675)             (12)           (13)
             --                --                --               --               --             --
             --                --                --               --               --             --
        (72,833)          (51,900)           (4,171)              --               --             --
        (14,954)          (10,463)           (1,180)              --               --             --
        (16,329)          (34,156)             (209)              --               --             --
             --                --                --               --               --             --
             --                --                --               --               --             --
-----------------------------------------------------------------------------------------------------
    (38,703,771)      (38,997,295)     (142,235,062)     (54,795,590)     (15,994,349)    (3,605,123)
-----------------------------------------------------------------------------------------------------
  5,211,063,367     3,670,371,899    16,814,872,375    9,843,836,580    3,353,570,112    827,650,114
     13,130,596        16,821,105       103,222,618       43,365,293       14,638,737      3,317,213
 (5,212,556,500)   (4,193,476,260)  (17,593,694,622)  (9,951,681,538)  (3,217,463,359)  (810,579,568)
-----------------------------------------------------------------------------------------------------
     11,637,463      (506,283,256)     (675,599,629)     (64,479,665)     150,745,490     20,387,759
-----------------------------------------------------------------------------------------------------
     11,606,725      (506,294,141)     (675,530,413)     (64,494,975)     150,746,821     20,387,759
    807,066,550     1,230,605,683     3,290,630,276    1,602,460,813      440,618,354    114,494,481
-----------------------------------------------------------------------------------------------------
$   818,673,275   $   724,311,542  $  2,615,099,863  $ 1,537,965,838  $   591,365,175  $ 134,882,240
-----------------------------------------------------------------------------------------------------
$         4,678   $         2,506                --  $       362,642  $        10,495  $       1,634
-----------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1998
---------------------------------------  ---------------------------------------
1. Organization
The Goldman Sachs Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs--Institutional Liquid Assets Portfolios, collectively "ILA". ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers the following classes:

                                                       ILA       ILA
                              ILA           ILA       Class     Class        Cash
                 ILA      Administra-     Service       B         C       Management
 Portfolio      Units     tion Units       Units      Units     Units       Shares
Prime
 Obligations       x            x             x          x         x           x
------------------------------------------------------------------------------------
Money Market       x            x             x                                x
------------------------------------------------------------------------------------
Government         x            x             x                                x
------------------------------------------------------------------------------------
Treasury
 Obligations       x            x             x
------------------------------------------------------------------------------------
Treasury
 Instruments       x            x             x
------------------------------------------------------------------------------------
Federal            x            x             x
------------------------------------------------------------------------------------
Tax-Exempt
 Diversified       x            x             x                                x
------------------------------------------------------------------------------------
Tax-Exempt
 California        x            x             x                                x
------------------------------------------------------------------------------------
Tax-Exempt
 New York          x            x             x                                x

The investment objective of the portfolios is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios also seek to provide shareholders with a high level of income exempt from federal income tax. In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California state and New York state and city personal income taxes, respectively.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation--
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Interest Income--
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C. Federal Taxes--
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
 The characterization of distributions to unit/shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
 At December 31, 1998 (tax year end), the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                   Years of
   Portfolio             Amount   Expiration
   ---------            -------- ------------
Tax-Exempt Diversified  $144,593 2001 to 2005
Tax-Exempt New York        4,673 1999 to 2004

                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
2. Significant Accounting Policies (continued)
 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D. Expenses--
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are generally allocated to the portfolios based on the nature of the expense.
 Unitholders of ILA Administration, ILA Service, ILA B, ILA C and Cash Management share classes bear all expenses and fees paid to service and distribution organizations for their services with respect to such classes as well as other expenses (subject to expense limitations) which are directly attributable to such classes. Effective September 1, 1998, each class of units/shares of the Portfolios now separately bears its respective class-specific transfer agency fees.

3. Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision by the Trust's Board of Trustees, manages the portfolios and administers each portfolio's business affairs, including providing facilities. As compensation for the services rendered under the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1998, GSAM has voluntarily agreed to waive a portion of its management fees for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
 Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation except for a portion of the ILA Prime Obligations Class B and Class C contingent deferred sales charges. Goldman Sachs has advised the Portfolio that it retained approximately $2,000 for the period ended December 31, 1998.
 GSAM had voluntarily agreed to reduce or limit the total operating expenses of each Portfolio (excluding distribution and service fees, administration and service plan fees, taxes, interest, brokerage commissions, litigation, indemnification and other extraordinary expenses) on an annualized basis to approximately .43% of the average net assets of each portfolio.
 For the year ended December 31, 1998, the Adviser waived certain fees and expenses such that annualized "Management Fees", "Other Expenses (including transfer agent fees)" and "Total Operating Expenses" (as defined above) actually incurred by the portfolios based on average net assets were as follows:

                 Management    Other     Total Operating
   Portfolio      Fees (%)  Expenses (%)  Expenses (%)
Prime
 Obligations        .35         .08            .43
--------------------------------------------------------
Money Market        .34         .06            .40
--------------------------------------------------------
Government          .35         .08            .43
--------------------------------------------------------
Treasury
 Obligations        .35         .07            .42
--------------------------------------------------------
Treasury
 Instruments        .24         .06            .30
--------------------------------------------------------
Federal             .28         .06            .34
--------------------------------------------------------
Tax-Exempt
 Diversified        .29         .06            .35
--------------------------------------------------------
Tax-Exempt
 California         .35         .06            .41
--------------------------------------------------------
Tax-Exempt
 New York           .30         .06            .36

 The ILA Class B Units, ILA Class C Units and Cash Management Shares have each adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, of up to .75% of the average daily net assets attributable to ILA Class B Units and ILA Class C Units and
 .50% of the average daily net assets attributable to Cash Management Shares. For the period ended December 31, 1998, GSAM has voluntarily agreed to
                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998
---------------------------------------  ---------------------------------------
3. Agreements (continued)
waive a portion of the Cash Management Shares Distribution Fees.
 The ILA Class B Units and ILA Class C Units of Prime Obligations Portfolio had also adopted an Authorized Dealer Service Plan (the "Dealer Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA Class B Units and ILA Class C Units pay a fee under this Dealer Service Plan equal, on an annual basis, to .25% of ILA Class B and Class C units' average daily net assets.
 Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Portfolio for distribution services equal to, on an annual basis, 1.00% of the average daily net assets attributable to Class B and Class C units and 50% of the average daily net assets attributable to Cash Management shares.
 Goldman Sachs also serves as the Transfer Agent and is entitled to a fee calculated daily and payable monthly at an annual rate of .04% of the average daily net assets of each class.
 The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1998 (in thousands):

                               Management
                                  Fees                     Expense
      Portfolio                  Waived                 Reimbursements               Total
Prime Obligations                $ --                        $46                       $46
------------------------------------------------------------------------------------------
Money Market                       225                       297                       522
------------------------------------------------------------------------------------------
Government                         --                        115                       115
------------------------------------------------------------------------------------------
Treasury Obligations               --                         87                        87
------------------------------------------------------------------------------------------
Treasury Instruments               781                       159                       940
------------------------------------------------------------------------------------------
Federal                          1,943                       235                     2,178
------------------------------------------------------------------------------------------
Tax-Exempt Diversified           1,017                       --                      1,017
------------------------------------------------------------------------------------------
Tax-Exempt California              --                        --                        --
------------------------------------------------------------------------------------------
Tax-Exempt New York                 67                       141                       208

 At December 31, 1998, the amount owed to affiliates were as follows (in thousands):

                                   Distribution Transfer
      Portfolio         Management and Service   Agent   Total
Prime Obligations          306          18         20      344
--------------------------------------------------------------
Money Market               570          --         64      634
--------------------------------------------------------------
Government                 149          --         17      166
--------------------------------------------------------------
Treasury Obligations       259          --         30      289
--------------------------------------------------------------
Treasury Instruments       232          --         26      258
--------------------------------------------------------------
Federal                    971          --        111    1,082
--------------------------------------------------------------
Tax-Exempt Diversified     513          --         59      572
--------------------------------------------------------------
Tax-Exempt California      184          --         21      205
--------------------------------------------------------------
Tax-Exempt
 New York                   43          --          5       48

4. Administration, Service and Cash Management Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration, Service and Cash Management Shares Plans provide for compensation to the service organizations in an amount up to .15%, .40% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective units/shares.

5. Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1998, ILA did not have any borrowings under this facility.
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

6. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a custodian.

7. Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements.
 At December 31, 1998, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint repurchase account of $123,400,000, $68,900,000, $95,400,000 and $294,200,000
in principal amount, respectively. At December 31, 1998, the repurchase agreements held in this joint account were fully collateralized by U.S. Treasury obligations.

  Principal              Interest                    Maturity                      Amortized
    Amount                 Rate                        Date                           Cost
-----------------------------------------------------------------------------------------------
Joint Repurchase Account
Donaldson, Lufkin & Jenrette, Inc.
$1,285,000,000           4.95%                      01/04/1999                   $1,285,000,000
Goldman, Sachs & Co.
   500,000,000           4.75                       01/04/1999                      500,000,000
SBC Warburg Dillon Read Corp.
   500,000,000           4.70                       01/04/1999                      500,000,000
 1,098,400,000           4.75                       01/04/1999                    1,098,400,000
-----------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                         $3,383,400,000
-----------------------------------------------------------------------------------------------

At December 31, 1998, the Prime Obligations and Money Market Portfolios had also invested in the following joint repurchase account II, which equaled $25,000,000 and $100,000,000 in principal amount, respectively.
At December 31, 1998, the repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
Joint Repurchase Account II
ABN/AMRO, Inc.
$120,000,000           5.15%                      01/04/1999                   $  120,000,000
Deutsche Bank
  77,300,000           5.07                       01/04/1999                       77,300,000
Donaldson, Lufkin & Jenrette, Inc.
 150,000,000           4.95                       01/04/1999                      150,000,000
J.P. Morgan Securities, Inc.
 700,000,000           4.75                       01/04/1999                      700,000,000
Morgan Stanley & Co.
 200,000,000           4.95                       01/04/1999                      200,000,000
NationsBanc Montgomery Securities LLC
 125,000,000           5.15                       01/04/1999                      125,000,000
---------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account II                                    $1,372,300,000
---------------------------------------------------------------------------------------------

8. Other Matters
Pursuant to an SEC exemptive order, certain of the Portfolios may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain annual limitations which include the following:
25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

9. Certain Reclassifications
In accordance with Statement of Position 93-2, Money Market and Treasury Obligations Portfolios have reclassified $14,714 and $4,679, respectively, from accumulated undistributed net investment income to accumulated net realized loss. The Government Portfolio has reclassified $36,718 and $16,075 to paid-in capital and accumulated undistributed net investment income, respectively, from accumulated net realized gain. The Federal Portfolio has reclassified $3,078 and $141 from paid-in capital and accumulated net realized gain, respectively to accumulated undistributed net investment income. Tax-Exempt Diversified has reclassified $39,803 from paid-in capital to accumulated net realized loss. The Tax- Exempt California Portfolio has reclassified $70,492 from accumulated net realized gain to paid-in capital. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.
                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
10. Summary of Unit/Share Transactions (at $1.00 per unit/share)

  Unit activity for the year ended December 31, 1998 is as follows:

                                  Prime           Money
                               Obligations        Market        Government
                                Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------
  ILA units:
  Units sold                   6,177,432,624   7,328,543,666   2,248,582,578
  Reinvestment of dividends
   and distributions              33,879,763      50,879,300      11,318,661
  Units repurchased           (6,240,532,870) (6,835,202,589) (2,337,115,041)
                                        -------------------------------------
                                 (29,220,483)    544,220,377     (77,213,802)
-----------------------------------------------------------------------------
  ILA Administration units:
  Units sold                     406,909,760   3,620,680,668      27,916,421
  Reinvestment of dividends
   and distributions               1,717,460      15,903,189         267,130
  Units repurchased             (397,939,174) (3,629,736,620)    (30,683,670)
                                        -------------------------------------
                                  10,688,046       6,847,237      (2,500,119)
-----------------------------------------------------------------------------
  ILA Service units:
  Units sold                   1,818,720,552     152,171,059     316,716,890
  Reinvestment of dividends
   and distributions               3,921,578         346,424       3,946,493
  Units repurchased           (1,781,652,723)   (140,684,546)   (298,729,831)
                                        -------------------------------------
                                  40,989,407      11,832,937      21,933,552
-----------------------------------------------------------------------------
  ILA Class B units:
  Units sold                      29,480,688             --              --
  Reinvestment of dividends
   and distributions                 179,458             --              --
  Units repurchased              (16,822,007)            --              --
                                        -------------------------------------
                                  12,838,139             --              --
-----------------------------------------------------------------------------
  ILA Class C units:
  Units sold                     110,368,103             --              --
  Reinvestment of dividends
   and distributions                  85,079             --              --
  Units repurchased             (105,535,726)            --              --
                                        -------------------------------------
                                   4,917,456             --              --
-----------------------------------------------------------------------------
  Cash Management shares:(a)
  Shares sold                          1,501           1,501           1,501
  Reinvestment of dividends
   and distributions                      42              42              40
  Shares repurchased                     --              --              --
                                        -------------------------------------
                                       1,543           1,543           1,541
-----------------------------------------------------------------------------
  Net increase (decrease) in
   units/shares                   40,214,108     562,902,094     (57,778,828)
-----------------------------------------------------------------------------

(a) Cash Management shares activity commenced May 1, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Treasury         Treasury                        Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal        Diversified      California      New York
    Portfolio        Portfolio        Portfolio        Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------------------------------
   4,007,287,255    1,803,189,385   11,530,501,990   10,877,493,043   3,322,147,594   649,511,937
      16,031,743       13,367,625       98,365,419       46,502,366      17,860,780     3,220,163
  (3,879,141,368)  (1,805,323,856) (11,053,721,006) (10,841,198,835) (3,346,494,972) (633,071,531)
--------------------------------------------------------------------------------------------------
     144,177,630       11,233,154      575,146,403       82,796,574      (6,486,598)   19,660,569
--------------------------------------------------------------------------------------------------
     734,426,070      445,049,864    3,555,390,187      119,262,415      16,409,041   297,995,181
         560,922          997,460       15,683,011           98,573             --        665,491
    (778,684,770)    (413,030,451)  (3,592,776,813)    (120,818,081)    (16,257,163) (309,073,784)
--------------------------------------------------------------------------------------------------
     (43,697,778)      33,016,873      (21,703,615)      (1,457,093)        151,878   (10,413,112)
--------------------------------------------------------------------------------------------------
     672,512,357      964,026,068      273,279,701       85,559,282             --            --
         732,490           50,167          195,188          623,293              37            40
    (741,949,229)    (885,346,553)    (254,021,260)     (78,845,791)            --            --
--------------------------------------------------------------------------------------------------
     (68,704,382)      78,729,682       19,453,629        7,336,784              37            40
--------------------------------------------------------------------------------------------------
             --               --               --               --              --            --
             --               --               --               --              --            --
             --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
             --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
             --               --               --               --              --            --
             --               --               --               --              --            --
             --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
             --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
             --               --               --             1,501           1,501         1,501
             --               --               --                23              20            22
             --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
             --               --               --             1,524           1,521         1,523
--------------------------------------------------------------------------------------------------
      31,775,470      122,979,709      572,896,417       88,677,789      (6,333,162)    9,249,020
--------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
10. Summary of Unit Transactions (at $1.00 per unit) (continued)

 Unit activity for the year ended December 31, 1997:


                                   Prime           Money
                                Obligations        Market        Government
                                Portfolio(a)     Portfolio       Portfolio
------------------------------------------------------------------------------
ILA Units:
Units sold                      6,992,549,668   6,229,278,910   3,133,684,985
Reinvestment of dividends and
 distributions                     32,469,384      40,419,776      13,509,545
Units repurchased              (7,313,358,850) (6,166,699,293) (3,381,375,693)
                                        --------------------------------------
                                 (288,339,798)    102,999,393    (234,181,163)
------------------------------------------------------------------------------
ILA Administration Units:
Units sold                        305,758,205   3,772,593,876      76,180,173
Reinvestment of dividends and
 distributions                      1,666,739      14,007,620         255,167
Units repurchased                (303,053,312) (3,736,379,689)   (102,298,068)
                                        --------------------------------------
                                    4,371,632      50,221,807     (25,862,728)
------------------------------------------------------------------------------
ILA Service Units:
Units sold                        793,008,962     175,127,415     421,437,623
Reinvestment of dividends and
 distributions                      2,516,141         361,488       3,470,497
Units repurchased                (801,916,230)   (183,816,904)   (435,334,174)
                                        --------------------------------------
                                   (6,391,127)     (8,328,001)    (10,426,054)
------------------------------------------------------------------------------
ILA Class B Units:
Units sold                          6,341,071             --              --
Reinvestment of dividends and
 distributions                         19,157             --              --
Units repurchased                  (5,132,727)            --              --
                                        --------------------------------------
                                    1,227,501             --              --
------------------------------------------------------------------------------
ILA Class C Units:
Units sold                          2,580,301             --              --
Reinvestment of dividends and
 distributions                            966             --              --
Units repurchased                    (684,310)            --              --
                                        --------------------------------------
                                    1,896,957             --              --
------------------------------------------------------------------------------
Net increase (decrease) in
 units                           (287,234,835)    144,893,199    (270,469,945)
------------------------------------------------------------------------------

(a) ILA Prime Obligations Portfolio Class C unit activity commenced August 15, 1997.
(b) ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio Service unit activity commenced September 15, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Treasury         Treasury                        Tax-Exempt      Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio      Portfolio(b)   Portfolio(b)
-------------------------------------------------------------------------------------------------
   3,424,838,381    2,560,753,797   12,019,743,098   9,577,662,569   3,352,291,159   495,921,548
      11,264,434       15,705,121       86,047,218      42,436,074      14,638,445     2,353,341
  (3,420,432,815)  (2,955,211,656) (12,358,958,269) (9,655,040,327) (3,216,403,921) (465,562,390)
-------------------------------------------------------------------------------------------------
      15,670,000     (378,752,738)    (253,167,953)    (34,941,684)    150,525,683    32,712,499
-------------------------------------------------------------------------------------------------
     878,884,012      330,854,584    4,080,488,784      87,602,648       1,277,453   331,727,066
         510,538          973,977       15,900,268         171,471             283       963,862
    (864,080,649)    (370,865,445)  (4,360,940,804)   (118,904,272)     (1,059,438) (345,017,178)
-------------------------------------------------------------------------------------------------
      15,313,901      (39,036,884)    (264,551,752)    (31,130,153)        218,298   (12,326,250)
-------------------------------------------------------------------------------------------------
     907,340,974      778,763,518      714,640,493     178,571,363           1,500         1,500
       1,355,624          142,007        1,275,132         757,748               9            10
    (928,043,036)    (867,399,159)    (873,795,549)   (177,736,939)            --            --
-------------------------------------------------------------------------------------------------
     (19,346,438)     (88,493,634)    (157,879,924)      1,592,172           1,509         1,510
-------------------------------------------------------------------------------------------------
             --               --               --              --              --            --
             --               --               --              --              --            --
             --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
             --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
             --               --               --              --              --            --
             --               --               --              --              --            --
             --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
             --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
      11,637,463     (506,283,256)    (675,599,629)    (64,479,665)    150,745,490    20,387,759
-------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit/Share Outstanding Throughout Each Period
Prime Obligations Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end of   expenses to   income to
                  beginning investment   to unit/       end      Total      period   average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.05       $(0.05)      $1.00     5.32%     $837,185      0.43%        5.19%
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.16        38,836      0.58         5.05
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.90       119,309      0.83         4.79
1998-ILA B
units...........     1.00      0.04        (0.04)       1.00     4.27        14,412      1.43         4.07
1998-ILA C
units...........     1.00      0.04        (0.04)       1.00     4.27         6,814      1.43         4.13
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     4.69(c)          2      0.93(c)      4.81(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.38       866,445      0.42         5.24
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.22        28,110      0.57         5.11
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.96        78,316      0.82         4.85
1997-ILA B
units...........     1.00      0.04        (0.04)       1.00     4.33         1,574      1.42         4.33
1997-ILA C units
(commenced
August 15)......     1.00      0.04        (0.04)       1.00     4.41(c)      1,897      1.42(c)      4.39(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.22     1,154,787      0.41         5.11
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.06        23,738      0.56         4.97
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.80        84,707      0.81         4.74
1996-ILA B units
(commenced May
8)..............     1.00      0.03        (0.03)       1.00     3.97(c)        346      1.41(c)      4.09(c)
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.79     1,261,251      0.41         5.66
1995-ILA
Administration
units...........     1.00      0.06        (0.06)       1.00     5.63        63,018      0.56         5.51
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.37       227,233      0.81         5.22
--------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.04        (0.04)       1.00     4.07     1,963,846      0.40         3.94
1994-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.91       149,234      0.55         3.79
1994-ILA Service
units...........     1.00      0.04        (0.04)       1.00     3.66       170,453      0.80         3.65
                  Ratios assuming no waiver
                   of fees and no expense
                         limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses to   income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.43%        5.19%
1998-ILA
Administration
units...........      0.58         5.05
1998-ILA Service
units...........      0.83         4.79
1998-ILA B
units...........      1.43         4.07
1998-ILA C
units...........      1.43         4.13
1998-Cash
Management
shares
(commenced May
1)..............      1.43(c)      4.31(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.43         5.23
1997-ILA
Administration
units...........      0.58         5.10
1997-ILA Service
units...........      0.83         4.84
1997-ILA B
units...........      1.43         4.32
1997-ILA C units
(commenced
August 15)......      1.43(c)      4.38(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         5.09
1996-ILA
Administration
units...........      0.58         4.95
1996-ILA Service
units...........      0.83         4.72
1996-ILA B units
(commenced May
8)..............      1.43(c)      4.07(c)
--------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.43         5.64
1995-ILA
Administration
units...........      0.58         5.49
1995-ILA Service
units...........      0.83         5.20
--------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.42         3.92
1994-ILA
Administration
units...........      0.57         3.77
1994-ILA Service
units...........      0.82         3.63

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Money Market Portfolio
-------------------------------------------------------------------------------

                                                                                Net                  Ratio of net
                     Net asset                          Net asset            assets at  Ratio of net  investment
                     value at     Net     Distributions value at                end     expenses to   income to
                     beginning investment   to unit/       end      Total    of period  average net  average net
                     of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..       $1.00     $0.05       $(0.05)      $1.00     5.33%    $1,350,317     0.40%        5.17%
1998-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.17        314,327     0.55         5.04
1998-ILA Service
units...........        1.00      0.05        (0.05)       1.00     4.91         32,349     0.80         4.79
1998-Cash
Management
shares
(commenced May 1)..     1.00      0.03        (0.03)       1.00     4.69(c)           2     0.90(c)      4.80(c)
-----------------------------------------------------------------------------------------------------------------
1997-ILA units..        1.00      0.05        (0.05)       1.00     5.43        806,096     0.37         5.31
1997-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.28        307,480     0.52         5.15
1997-ILA Service
units...........        1.00      0.05        (0.05)       1.00     5.01         20,517     0.77         4.90
-----------------------------------------------------------------------------------------------------------------
1996-ILA units..        1.00      0.05        (0.05)       1.00     5.27        703,097     0.36         5.15
1996-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.12        257,258     0.51         5.00
1996-ILA Service
units...........        1.00      0.05        (0.05)       1.00     4.86         28,845     0.76         4.75
-----------------------------------------------------------------------------------------------------------------
1995-ILA units..        1.00      0.06        (0.06)       1.00     5.85        574,155     0.36         5.71
1995-ILA
Administration
units...........        1.00      0.06        (0.06)       1.00     5.69        164,422     0.51         5.55
1995-ILA Service
units...........        1.00      0.05        (0.05)       1.00     5.43         23,080     0.76         5.29
-----------------------------------------------------------------------------------------------------------------
1994-ILA units..        1.00      0.04        (0.04)       1.00     4.13        559,470     0.35         4.01
1994-ILA
Administration
units...........        1.00      0.04        (0.04)       1.00     3.98        145,867     0.50         3.88
1994-ILA Service
units...........        1.00      0.04        (0.04)       1.00     3.72         21,862     0.75         3.61
                        Ratios assuming no
                       waiver of fees and no
                        expense limitations
                     -------------------------
                                  Ratio of net
                     Ratio of net  investment
                     expenses  to  income to
                     average net  average net
                        assets       assets
                     -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..         0.43%        5.14%
1998-ILA
Administration
units...........         0.58         5.01
1998-ILA Service
units...........         0.83         4.76
1998-Cash
Management
shares
(commenced May 1)..      1.43(c)      4.27(c)
-----------------------------------------------------------------------------------------------------------------
1997-ILA units..         0.42         5.26
1997-ILA
Administration
units...........         0.57         5.10
1997-ILA Service
units...........         0.82         4.85
-----------------------------------------------------------------------------------------------------------------
1996-ILA units..         0.43         5.08
1996-ILA
Administration
units...........         0.58         4.93
1996-ILA Service
units...........         0.83         4.68
-----------------------------------------------------------------------------------------------------------------
1995-ILA units..         0.42         5.65
1995-ILA
Administration
units...........         0.57         5.49
1995-ILA Service
units...........         0.82         5.23
-----------------------------------------------------------------------------------------------------------------
1994-ILA units..         0.43         3.93
1994-ILA
Administration
units...........         0.58         3.80
1994-ILA Service
units...........         0.83         3.53

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.


------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Government Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment   to unit/       end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.05       $(0.05)      $1.00     5.21%     $383,243      0.43%        5.09%
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.05         7,692      0.58         4.94
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.79       105,732      0.83         4.67
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     4.57(c)          2      0.93(c)      4.60(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.31       460,457      0.42         5.16
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.15        10,192      0.57         4.98
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.89        83,799      0.82         4.78
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.15       694,651      0.41         5.04
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.99        36,055      0.56         4.89
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.73        94,228      0.81         4.63
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.77       570,469      0.41         5.62
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.62        47,558      0.56         5.49
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.35        85,401      0.81         5.19
--------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.04        (0.04)       1.00     3.94       881,520      0.40         3.78
1994-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.79        95,483      0.55         3.62
1994-ILA Service
units...........     1.00      0.04        (0.04)       1.00     3.53       156,930      0.80         3.50
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.45%        5.07%
1998-ILA
Administration
units...........      0.60         4.92
1998-ILA Service
units...........      0.85         4.65
1998-Cash
Management
shares
(commenced May
1)..............      1.45(c)      4.08(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         5.16
1997-ILA
Administration
units...........      0.57         4.98
1997-ILA Service
units...........      0.82         4.78
--------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.44         5.01
1996-ILA
Administration
units...........      0.59         4.86
1996-ILA Service
units...........      0.84         4.60
--------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.43         5.60
1995-ILA
Administration
units...........      0.58         5.47
1995-ILA Service
units...........      0.83         5.17
--------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.44         3.74
1994-ILA
Administration
units...........      0.59         3.58
1994-ILA Service
units...........      0.84         3.46

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.



------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00      0.05       $(0.05)      $1.00     5.15%   $ 734,553      0.42%        4.96%
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.99       80,464      0.57         4.88
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.73       35,432      0.82         4.67
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.26      590,381      0.42         5.12
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.10      124,159      0.57         4.99
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.84      104,133      0.82         4.73
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.11      574,734      0.41         4.98
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.95      108,850      0.56         4.83
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.69      123,483      0.81         4.59
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.73      711,209      0.41         5.51
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.57       92,643      0.56         5.37
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.31      119,692      0.81         5.11
-------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.04        (0.04)       1.00     3.91      713,816      0.40         3.77
1994-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.75       97,626      0.55         3.68
1994-ILA Service
units...........     1.00      0.03        (0.03)       1.00     3.49      108,972      0.80         3.40
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.43%        4.95%
1998-ILA
Administration
units...........      0.58         4.87
1998-ILA Service
units...........      0.83         4.66
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         5.12
1997-ILA
Administration
units...........      0.57         4.99
1997-ILA Service
units...........      0.82         4.73
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.96
1996-ILA
Administration
units...........      0.58         4.81
1996-ILA Service
units...........      0.83         4.57
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.43         5.49
1995-ILA
Administration
units...........      0.58         5.35
1995-ILA Service
units...........      0.83         5.09
-------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.44         3.73
1994-ILA
Administration
units...........      0.59         3.64
1994-ILA Service
units...........      0.84         3.35

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.


------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
For the Years
Ended December
31,
--------------
1998-ILA units..    $1.00     $0.05       $(0.05)      $1.00     4.96%    $341,476      0.30%        4.83%
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.80      131,685      0.45         4.68
1998-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.54      374,128      0.70         4.43
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.17      330,241      0.22         5.02
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.01       98,667      0.37         4.88
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.75      295,404      0.62         4.63
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.10      708,999      0.21         4.96
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.95      137,706      0.36         4.82
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.68      383,901      0.61         4.56
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.70      586,294      0.21         5.50
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.54       68,713      0.36         5.34
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.28      123,254      0.61         5.00
-------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.04        (0.04)       1.00     4.01      547,351      0.20         3.96
1994-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.85       64,388      0.35         3.97
1994-ILA Service
units...........     1.00      0.04        (0.04)       1.00     3.59       74,451      0.60         3.72
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                  -------------------------
For the Years
Ended December
31,
--------------
1998-ILA units..      0.43%        4.70%
1998-ILA
Administration
units...........      0.58         4.55
1998-ILA Service
units...........      0.83         4.30
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         4.82
1997-ILA
Administration
units...........      0.57         4.68
1997-ILA Service
units...........      0.82         4.43
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.74
1996-ILA
Administration
units...........      0.58         4.60
1996-ILA Service
units...........      0.83         4.34
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.44         5.27
1995-ILA
Administration
units...........      0.59         5.11
1995-ILA Service
units...........      0.84         4.77
-------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.43         3.73
1994-ILA
Administration
units...........      0.58         3.74
1994-ILA Service
units...........      0.83         3.49

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.


------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.05       $(0.05)      $1.00     5.25%   $2,625,705     0.34%        5.10%
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.09       508,297     0.49         4.97
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.83        53,994     0.74         4.71
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.40     2,050,559     0.27         5.26
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.24       530,001     0.42         5.11
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.98        34,540     0.67         4.83
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.24     2,303,677     0.26         5.13
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.09       794,537     0.41         4.98
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.83       192,416     0.66         4.73
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.83     1,731,935     0.26         5.69
1995-ILA
Administration
units...........     1.00      0.06        (0.06)       1.00     5.67       516,917     0.41         5.50
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.41       102,576     0.66         5.22
-------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.04        (0.04)       1.00     4.11     1,625,567     0.25         4.07
1994-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.95       329,896     0.40         3.88
1994-ILA Service
units...........     1.00      0.04        (0.04)       1.00     3.69        15,539     0.65         3.92
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.42%        5.02%
1998-ILA
Administration
units...........      0.57         4.89
1998-ILA Service
units...........      0.82         4.63
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.41         5.12
1997-ILA
Administration
units...........      0.56         4.97
1997-ILA Service
units...........      0.81         4.69
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.96
1996-ILA
Administration
units...........      0.58         4.81
1996-ILA Service
units...........      0.83         4.56
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.42         5.53
1995-ILA
Administration
units...........      0.57         5.34
1995-ILA Service
units...........      0.82         5.06
-------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.42         3.90
1994-ILA
Administration
units...........      0.57         3.71
1994-ILA Service
units...........      0.82         3.75

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.


------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end of   expenses to   income to
                  beginning investment   to unit/       end      Total      period   average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.03       $(0.03)      $1.00     3.17%    $1,562,285     0.35%        3.12%
1998-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.02         26,509     0.50         2.98
1998-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.76         37,850     0.75         2.72
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.02        (0.02)       1.00     2.61(c)           2     0.85(c)      2.66(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.03        (0.03)       1.00     3.39      1,479,486     0.32         3.33
1997-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.23         27,967     0.47         3.16
1997-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.97         30,513     0.72         2.97
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.03        (0.03)       1.00     3.25      1,514,443     0.31         3.20
1996-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.09         59,097     0.46         3.06
1996-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.84         28,921     0.71         2.79
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.04        (0.04)       1.00     3.72      1,342,585     0.31         3.65
1995-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.57         48,773     0.46         3.51
1995-ILA Service
units...........     1.00      0.03        (0.03)       1.00     3.31         49,647     0.71         3.24
--------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.03        (0.03)       1.00     2.71      1,434,965     0.30         2.64
1994-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     2.55         97,778     0.45         2.50
1994-ILA Service
units...........     1.00      0.02        (0.02)       1.00     2.30         36,492     0.70         2.20
                  Ratios assuming no waiver
                   of fees and no expense
                         limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses to   income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.41%        3.06%
1998-ILA
Administration
units...........      0.56         2.92
1998-ILA Service
units...........      0.81         2.66
1998-Cash
Management
shares
(commenced May
1)..............      1.41(c)      2.10(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.41         3.24
1997-ILA
Administration
units...........      0.56         3.07
1997-ILA Service
units...........      0.81         2.88
--------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.41         3.10
1996-ILA
Administration
units...........      0.56         2.96
1996-ILA Service
units...........      0.81         2.69
--------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.42         3.54
1995-ILA
Administration
units...........      0.57         3.40
1995-ILA Service
units...........      0.82         3.13
--------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.41         2.53
1994-ILA
Administration
units...........      0.56         2.39
1994-ILA Service
units...........      0.81         2.09

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.



------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt California Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                         Net asset            assets at  Ratio of net  investment
                  value at     Net     Distribution value at               end of   expenses to   income to
                  beginning investment   to unit/      end      Total      period   average net  average net
                  of period income(a)  shareholders of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.03       $(0.03)     $1.00     2.84%     $584,615      0.41%        2.79%
1998-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     2.68           512      0.56         2.84
1998-ILA Service
units...........     1.00      0.02        (0.02)      1.00     2.43             2      0.81         2.48
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.02        (0.02)      1.00     2.25(c)          2      0.91(c)      2.37(c)
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.03        (0.03)      1.00     3.15       591,003      0.42         3.10
1997-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     3.00           360      0.57         2.98
1997-ILA Service
units (Re-
commenced
September 1)....     1.00      0.01        (0.01)      1.00     2.87(c)          2      0.82(c)      2.90(c)
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.03        (0.03)      1.00     3.03       440,476      0.41         2.99
1996-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     2.88           142      0.56         2.84
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.03        (0.03)      1.00     3.55       346,728      0.41         3.49
1995-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     3.40            61      0.56         3.32
-------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.03        (0.03)      1.00     2.53       227,399      0.40         2.50
1994-ILA
Administration
units...........     1.00      0.02        (0.02)      1.00     2.37           790      0.55         2.33
                  Ratios assuming no waiver
                   of fees and no expense
                         limitations
                  -------------------------
                               Ratio of net
                  Ratio of net  investment
                  expenses to   income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.41%        2.79%
1998-ILA
Administration
units...........      0.56         2.84
1998-ILA Service
units...........      0.81         2.48
1998-Cash
Management
shares
(commenced May
1)..............      1.41(c)      1.87(c)
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         3.10
1997-ILA
Administration
units...........      0.57         2.98
1997-ILA Service
units (Re-
commenced
September 1)....      0.82(c)      2.90(c)
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.42         2.98
1996-ILA
Administration
units...........      0.57         2.83
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.41         3.49
1995-ILA
Administration
units...........      0.56         3.32
-------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.41         2.49
1994-ILA
Administration
units...........      0.56         2.32

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.



------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt New York Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment   to unit/       end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
For the Years Ended December 31,
--------------------------------
1998-ILA units..    $1.00     $0.03       $(0.03)      $1.00     3.02%     $122,550      0.36%        2.96%
1998-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     2.87        21,580      0.51         2.85
1998-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.61             2      0.76         2.61
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.02        (0.02)       1.00     2.46(c)          1      0.86(c)      2.56(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.03        (0.03)       1.00     3.29       102,887      0.33         3.24
1997-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.14        31,993      0.48         3.09
1997-ILA Service
units (commenced
September 15)...     1.00      0.01        (0.01)       1.00     3.02(c)          2      0.73(c)      3.04(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.03        (0.03)       1.00     3.05        70,175      0.32         3.01
1996-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     2.90        44,319      0.47         2.88
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.03        (0.03)       1.00     3.51        90,537      0.30         3.44
1995-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.35        26,724      0.45         3.28
--------------------------------------------------------------------------------------------------------------
1994-ILA units..     1.00      0.03        (0.03)       1.00     2.56        84,517      0.24         2.62
1994-ILA
Administration
units...........     1.00      0.02        (0.02)       1.00     2.41        38,970      0.39         2.47
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                    Ratio of   Ratio of net
                      net       investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                  -----------------------------
For the Years Ended December 31,
--------------------------------
1998-ILA units..      0.51%        2.81%
1998-ILA
Administration
units...........      0.66         2.70
1998-ILA Service
units...........      0.91         2.46
1998-Cash
Management
shares
(commenced May
1)..............      1.51(c)      1.91(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.43         3.14
1997-ILA
Administration
units...........      0.58         2.99
1997-ILA Service
units (commenced
September 15)...      0.83(c)      2.94(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         2.90
1996-ILA
Administration
units...........      0.58         2.77
--------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.44         3.30
1995-ILA
Administration
units...........      0.59         3.14
--------------------------------------------------------------------------------------------------------------
1994-ILA units..      0.47         2.39
1994-ILA
Administration
units...........      0.62         2.24

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.



------------------------------------------------------

--------------------------------------------------------------------------------
Report of Independent Public Accountants
---------------------------------------  ---------------------------------------
To the Unit/Shareholders and Board of Trustees of the Goldman Sachs Trust-- Institutional Liquid Assets Portfolios:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Trust--Institutional Liquid Assets (a Delaware Business Trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Trust-- Institutional Liquid Assets as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP

Boston, Massachusetts
February 12, 1999

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust--Money Market Funds, Institutional Liquid Assets Prospectus which contains facts concerning each Portfolio's objectives and policies, management, expenses and other information.

--------------------------------------------------------------------------------

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel



OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary



GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

                                                Goldman Sachs Funds
                                     One New York Plaza, 41st Floor
                                                New York, NY  10004


                                                                  [LOGO] GOLDMAN
                                                                         SACHS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Goldman Sachs Trust
Financial Square Funds



                .  Prime Obligations Fund


                .  Money Market Fund


                .  Premium Money Market Fund


                .  Treasury Obligations Fund


                .  Treasury Instruments Fund


                .  Government Fund


                .  Federal Fund


                .  Tax-Free Money Market Fund







ANNUAL REPORT                                           [LOGO] Goldman
December 31, 1998                                              Sachs

--------------------------------------------------------------------------------
Letter to Shareholders

---------------------------------------  ---------------------------------------
Dear Shareholders:

  We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Money Market Trust/Financial Square Funds in 1998. It was another strong year for the funds, during which all of them outperformed their respective IBC Financial Data, Inc. averages. Net assets in the Financial Square Funds totaled $27.5 billion as of December 31, 1998.

The Economy In Review
  Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see strong growth for most of 1998. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for the first nine months of the year.
  On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the federal fund's target rate by 25 basis points, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another 50 basis points.
  The Fed's moves were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the potential of a substantial economic slowdown in 1999.
  At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However, based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong third quarter gross domestic product (GDP), the general consensus is that any further easing by the Fed will come later, rather than sooner.

Credit Year 1998: A Year of Crisis With a Hopeful Ending
  Domestic credit quality continued its strong positive trend for the first six months of 1998. Mergers and acquisitions were at an all time high. U.S. banks remained strong, well capitalized and provisioned, with diversified operations. The stock market continued its climb and American consumers were spending more than they were earning. The shocks of the Russian default in August and the near collapse of Long Term Capital Management (LTCM) caused severe liquidity problems and a difficult trading environment, as well as a major sell-off in the stock market. Calm was restored by the rescue of LTCM and the Fed's lowering of interest rates three times in seven weeks. A newly risk averse investor moved funds to safer, more liquid credits. The enthusiasm for globalization was temporarily curbed, as domestic production was suppressed in response to the Asian crisis and corporate profit gains for the year were generally mixed.
  The international credit environment in 1998 saw the Asian situation explode into a full-blown global crisis that adversely affected markets around the world. The default and devaluation of Russia in August came after an already painful several months of recession and restructuring in Asia. This pain was exacerbated by Japan's continued slow economic deterioration, which cast a shadow over the entire region. The unprecedented market volatility that followed Russia's default took months to dissipate, and only after a more committed response by the U.S. government to the crisis. By the end of the year, however, trends were much more positive. The reforming Asian economies showed notable progress, with signs of a return to economic growth in 1999.
More significant, however, was the successful launch of the euro. Ongoing policy convergence and political resolution served to create the world's first regional currency with nary a ripple in the markets. In fact, with the U.S. economy seemingly impervious to difficulties elsewhere, global markets quickly rebounded to close the year on a decidedly positive note.
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
  Although the U.S. economy remains favorable, the challenges of global volatility continue to concern us. The Goldman Sachs Credit Department, with analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to anticipate and monitor global developments and apply its conservative credit standards to the money market portfolios.

Strategy
  Taxable. For most of the period, a "flight to quality" resulting from the ongoing Asian economic crisis rendered the short end of the yield curve expensive. In view of this, the Funds maintained a neutral stance by buying on market dips and "aging in" when levels got expensive. However, we extended the weighted average maturity (WAM) ranges from neutral to slightly long as the Fed began its series of easings in late September in response to market liquidity. We continued to maintain a barbell structure by holding significant liquidity in anticipation of year-end outflows, and targeted longer dated maturities to enhance performance in a declining rate environment.
  Tax-Exempt. Early in the period, given the fact that we no longer foresaw a near-term Fed easing and in preparation for the seasonally short supply of municipal issuance in January, we increased the funds' WAMs to the 40- to 50-day range. This decision helped keep the funds' yields competitive during this period of high cash inflows and high demand for municipal securities. In March, we shortened the WAMs of the funds to the 30- to 35-day range, seeking to build liquidity as the April 15th tax deadline approached. This move helped us to fund tax-time redemptions. In August, when seasonal issuance was strong and there was less demand in the tax-exempt market in contrast to the "flight to quality" in the Treasury market, we extended the funds' WAMs to the 40-day range.
  At period end, after a brief period during which the funds' WAMs were brought into a neutral range, we extended the WAMs in anticipation of technically driven lower yields (due to inflows from the reinvestment of maturity proceeds, coupled with a seasonal scarcity of issuance).

Summary for Financial Square Funds Institutional Shares* as of 12/31/98

                             SEC      SEC     1-Mo.
                            7-Day    7-Day   Simple  Weighted Avg.
  Financial Square         Current Effective Average   Maturity
  Funds                     Yield    Yield    Yield     (days)
  ----------------         ------- --------- ------- -------------
  Prime
   Obligations....          5.09%    5.22%    5.04%        39
  Money Market....          5.09     5.22     5.04         51
  Premium Money Market..    5.08     5.21     5.05         31
  Treasury
   Obligations....          4.77     4.82     4.74         43
  Treasury
   Instruments....          4.26     4.33     4.26         31
  Government......          5.01     5.13     4.92         46
  Federal.........          4.97     5.09     4.95         46
  Tax-Free Money Market..   3.51     3.58     3.12         45

*Financial Square Funds offer four separate classes of shares (Institutional, Preferred, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Preferred, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support services. The Preferred shares pay 0.10%, Administration shares pay 0.25%, and the Service shares pay 0.50%. If these fees were reflected in the above performance, performance would be reduced. Past performance is no guarantee of future results. Yields will vary. An investment in any one of the Financial Square Funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. More complete information, including management fees and expenses, is included in the funds' prospectus or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Outlook and Strategies for 1999
  With the financing pressure of year-end behind institutional investors, we are looking to extend the funds' weighted average maturities somewhat as we see opportunities on the yield curve. While there are a
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

---------------------------------------  ---------------------------------------
variety of opinions as to when the Fed will move, based on current signs of non-inflationary growth in areas of consumer spending, new home sales and fourth quarter GDP, most economists anticipate that easing will come later rather than sooner. Goldman Sachs economists' 1999 outlook anticipates a 50 basis point cumulative ease in the second half of the year.
  In closing, we thank you for your support and for making 1998 a year of record assets for the Financial Square money market funds. As in the past, we will continue to look for additional ways to improve our services, while seeking to provide you with competitive performance. We welcome your suggestions and questions, and look forward to another productive year in 1999.

Goldman Sachs Money Market Management Team
January 29, 1999
                                         ---------------------------------------
---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                           Cost

-----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--39.3%
Agricultural Services
Cargill, Inc.
$ 25,000,000              5.04%                      04/14/99                     $  24,639,500
Bank Holding Companies
BankAmerica Corp.
  50,000,000              5.16                       01/15/99                        49,899,667
  40,000,000              5.17                       01/22/99                        39,879,367
  50,000,000              5.12                       01/25/99                        49,829,333
  25,000,000              5.04                       05/12/99                        24,541,500
Business Credit Institutions
CIT Group Holdings, Inc.
  50,000,000              5.05                       03/30/99                        49,382,778
  17,000,000              6.38                       05/21/99                        17,077,237
Ford Motor Credit Corp.
  17,500,000              5.37                       02/19/99                        17,372,090
 100,000,000              4.90                       05/24/99                        98,054,803
General Electric Capital Corp.
  75,000,000              5.36                       02/16/99                        74,486,333
 100,000,000              5.35                       03/09/99                        99,004,306
  10,000,000              4.94                       04/23/99                         9,846,311
Commercial Banks
CP Trust Certificates Series 1996-1
  72,250,000              4.95                       03/30/99                        72,250,000
Consumer Products
Eastman Kodak Corp.
  25,000,000              5.20                       02/01/99                        24,888,056
  25,000,000              5.20                       02/03/99                        24,880,833
  25,000,000              5.20                       02/04/99                        24,877,222
  25,000,000              5.20                       02/05/99                        24,873,611
Information Management
First Data Corp.
  25,000,000              5.37                       02/02/99                        24,880,667
Receivable/Asset Financing
Asset Portfolio Funding
  75,000,000              5.01                       02/23/99                        74,446,813
  48,302,000              5.20                       05/13/99                        47,381,042
Ciesco, Inc.
 100,000,000              5.30                       02/05/99                        99,484,722
Corporate Receivables Corp.
  85,000,000              5.22                       01/13/99                        84,852,100
  40,000,000              5.50                       01/12/99                        39,932,778
Dakota Certificates of Standard Credit Card Master Trust
  80,000,000              5.25                       01/14/99                        79,848,333
  25,000,000              5.25                       01/20/99                        24,930,729
  50,000,000              5.27                       02/17/99                        49,655,986

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                           Cost

-----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Receivable/Asset Financing (continued)
Dakota Certificates of Standard Credit Card Master Trust (continued)
$ 25,000,000              5.30%                      02/17/99                     $  24,827,014
  25,000,000              5.22                       03/04/99                        24,775,250
Delaware Funding Corp.
  75,000,000              5.30                       01/13/99                        74,867,500
  23,805,000              5.15                       01/15/99                        23,757,324
Edison Asset Securitization Corp.
  25,000,000              5.13                       01/29/99                        24,900,250
  28,969,000              5.33                       02/12/99                        28,788,861
 100,000,000              5.14                       02/26/99                        99,200,443
  35,000,000              5.19                       03/12/99                        34,646,792
  25,000,000              4.90                       03/30/99                        24,700,556
  25,000,000              5.10                       04/30/99                        24,578,542
Falcon Asset Securitization Corp.
  40,000,000              5.15                       01/15/99                        39,919,889
  25,000,000              5.15                       01/20/99                        24,932,049
  28,935,000              5.29                       02/04/99                        28,790,438
  17,650,000              5.25                       02/09/99                        17,549,616
  66,925,000              5.11                       03/22/99                        66,165,029
International Securitization Corp.
  12,310,000              5.13                       03/12/99                        12,187,208
Park Avenue Receivables Corp.
  16,539,000              5.75                       01/22/99                        16,483,525
Prudential Financing Corp.
  30,000,000              5.39                       01/25/99                        29,892,200
Receivables Capital Corp.
  26,178,000              5.50                       01/04/99                        26,166,002
  50,153,000              5.15                       01/21/99                        50,009,507
Riverwoods Funding Corp.
  50,000,000              5.05                       02/25/99                        49,614,236
Variable Funding Capital Corp.
  25,000,000              5.21                       01/05/99                        24,985,528
  25,000,000              5.26                       01/22/99                        24,923,292
WCP Funding Corp.
  75,000,000              5.53                       01/15/99                        74,838,708
  21,694,000              5.40                       01/27/99                        21,609,393
  50,000,000              5.27                       02/17/99                        49,655,986
Security and Commodity Brokers, Dealers and Services
J.P. Morgan Securities, Inc.
  60,000,000              5.12                       01/19/99                        59,846,400
  30,000,000              5.08                       02/26/99                        29,762,933
  50,000,000              5.75                       03/10/99                        50,000,000
Morgan Stanley Dean Witter & Co.
  60,000,000              5.38                       02/19/99                        59,560,633
  25,000,000              5.35                       02/23/99                        24,803,090
  10,000,000              5.20                       03/24/99                         9,881,556

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                            Cost

------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Security and Commodity Brokers, Dealers and Services (continued)
Salomon Smith Barney Holdings, Inc.
$ 50,000,000              5.40%                      01/12/99                     $   49,917,500
  30,000,000              5.40                       01/19/99                         29,919,000
  50,000,000              5.40                       02/23/99                         49,602,500
  50,000,000              5.20                       03/12/99                         49,494,444
------------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                  $2,606,749,311
------------------------------------------------------------------------------------------------
Bank Notes--6.4%
BankBoston, N.A.
$ 40,000,000              5.20%                      04/01/99                     $   40,000,000
  50,000,000              5.74                       04/15/99                         49,994,542
  20,000,000              5.15                       05/04/99                         20,000,000
First Tennessee Bank, N.A.
  40,000,000              5.65                       03/02/99                         39,996,844
  50,000,000              5.82                       04/30/99                         49,990,641
First Union National Bank
  75,000,000              5.12                       03/29/99                         75,000,000
  50,000,000              5.06                       05/19/99                         50,000,000
NationsBank Corp.
  25,000,000              4.96                       11/18/99                         24,995,756
Norwest Financial
  11,000,000              6.68                       09/15/99                         11,113,844
PNC Bank, N.A.
  35,000,000              5.71                       04/26/99                         34,993,664
Wachovia Bank
  25,000,000              4.98                       05/25/99                         25,000,000
------------------------------------------------------------------------------------------------
Total Bank Notes                                                                  $  421,085,291
------------------------------------------------------------------------------------------------
Certificates of Deposit--7.6%
American Express Centurion Bank
$ 50,000,000              5.26%                      01/12/99                     $   50,000,000
Bank of America NT & SA
  55,250,000              5.63                       02/26/99                         55,245,125
Chase Manhattan Bank
 100,000,000              5.06                       05/12/99                        100,007,399
Crestar Bank
 100,000,000              5.42                       01/07/99                        100,000,000
Mellon Bank, N.A.
 100,000,000              5.00                       02/17/99                        100,000,000
Old Kent Bank & Trust Co.
 100,000,000              5.06                       05/10/99                        100,000,000
------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                     $  505,252,524
------------------------------------------------------------------------------------------------

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                           Cost

-----------------------------------------------------------------------------------------------
Taxable Municipal Notes--0.2%
Ocean Spray Cranberries, Inc.
$ 15,000,000              5.63%                      01/07/99                     $  15,000,000
-----------------------------------------------------------------------------------------------
Total Taxable Municipal Notes                                                     $  15,000,000
-----------------------------------------------------------------------------------------------
Variable Rate Obligations(a)--32.2%
Allmerica Funding
$ 25,000,000              5.45%                      02/08/99                     $  25,000,000
American Express Centurion Bank
  50,000,000              5.52                       01/25/99                        50,000,000
Bank One, N.A.
 160,000,000              5.49                       01/04/99                       159,976,463
Caterpillar Financial Services Corp.
  50,000,000              5.62                       01/26/99                        50,005,314
Comerica Bank Detroit
  50,000,000              5.42                       01/19/99                        49,983,898
 150,000,000              5.11                       03/10/99                       149,954,840
First National Bank of Chicago
  40,000,000              5.48                       01/04/99                        39,987,720
  40,000,000              5.42                       01/14/99                        39,987,244
First Tennessee Bank, N.A.
  30,000,000              5.07                       01/25/99                        29,995,489
First Union Corp.
  40,000,000              5.52                       01/25/99                        40,000,000
  25,000,000              5.57                       01/28/99                        25,000,000
First U.S.A. Bank
  10,000,000              5.62                       01/20/99                        10,029,496
  15,000,000              5.52                       02/01/99                        15,004,382
General Electric Capital Corp.
  20,000,000              5.32                       02/17/99                        20,000,000
  45,000,000              5.18                       03/08/99                        45,000,000
General Motors Acceptance Corp.
  25,000,000              5.36                       03/01/99                        25,007,694
IBM Corp.
  50,000,000              5.23                       02/12/99                        49,968,362
J.P. Morgan Securities, Inc.
  30,000,000              5.21                       01/04/99                        29,997,732
  50,000,000              5.48                       01/07/99                        49,985,055
Keybank, N.A.
 100,000,000              5.13                       02/22/99                        99,992,398
  10,000,000              5.18                       02/22/99                         9,994,987
Merrill Lynch & Co., Inc.
  35,000,000              5.58                       01/12/99                        35,000,000
  40,000,000              5.48                       01/13/99                        39,997,545
  25,000,000              5.57                       01/25/99                        25,000,000
  28,250,000              5.47                       01/29/99                        28,277,808
  25,000,000              5.57                       01/29/99                        25,000,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                            Cost

------------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Merrill Lynch & Co., Inc. (continued)
$ 30,000,000              5.18%                      03/01/99                     $   29,998,003
  50,000,000              5.14                       03/16/99                         50,000,000
Monumental Life Insurance Co.
  55,000,000              5.72                       02/01/99                         55,000,000
Morgan Stanley Dean Witter & Co.
  80,000,000              5.58                       01/19/99                         80,000,000
National Rural Utilities Corp.
  25,000,000              5.17                       02/25/99                         25,000,000
New York Life Insurance Co.
  25,000,000              5.21                       01/07/99                         25,000,000
  40,000,000              5.31                       01/07/99                         40,000,000
Old Kent Bank & Trust Co.
  35,000,000              5.10                       02/01/99                         34,994,418
Pacific Mutual Life Insurance Co.
  50,000,000              4.98                       02/01/99                         50,000,000
Pepsico Inc.
  75,000,000              5.21                       02/19/99                         74,946,672
PNC Bank, N.A.
 100,000,000              5.49                       01/04/99                         99,963,281
  75,000,000              5.50                       01/27/99                         74,968,099
Seattle Washington Taxable Series 1994
  25,000,000              5.58                       02/01/99                         25,000,000
SMM Trust Series 1998-A
  35,000,000              5.32                       03/16/99                         35,000,000
Southtrust Bank of Alabama, N.A.
 100,000,000              5.42                       01/14/99                         99,971,298
  40,000,000              5.08                       01/21/99                         39,994,093
Texas State Taxable Veterans Series 1996 A
  14,255,000              5.58                       02/01/99                         14,255,000
U.S. Bank, N.A.
  50,000,000              5.50                       01/08/99                         49,992,464
  65,000,000              5.43                       01/20/99                         64,982,525
------------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                   $2,137,212,280
------------------------------------------------------------------------------------------------

 Principal             Interest                   Maturity                     Amortized
   Amount                Rate                       Date                          Cost

----------------------------------------------------------------------------------------------
Repurchase Agreements--14.3%
Bear Stearns Companies, Inc.(b)
$ 50,000,000             5.15%                    01/04/99                   $   50,000,000
Joint Repurchase Agreement Account
 201,300,000             4.82                     01/04/99                      201,300,000
Joint Repurchase Agreement Account II
 700,000,000             4.89                     01/04/99                      700,000,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                  $  951,300,000
----------------------------------------------------------------------------------------------
Total Investments                                                            $6,636,599,406(c)

--------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, LIBOR, one month commercial paper, Federal Funds, or Prime lending rate.

(b) At December 31, 1998, this agreement was fully collateralized by Federal Agency obligations.

(c) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                            Cost


------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--42.0%
Agency/Government
Province of Quebec
$ 35,000,000              5.01%                      05/07/99                     $   34,386,275
Bank Holding Companies
Abbey National Treasury Services
  35,000,000              4.92                       02/19/99                         34,765,855
ABN/AMRO Bank
  35,000,000              4.89                       04/30/99                         34,434,254
Banca CRT Financial Corp.
  10,621,000              5.41                       02/08/99                         10,560,348
  15,000,000              5.41                       02/17/99                         14,894,054
  20,500,000              5.40                       03/01/99                         20,318,575
BankAmerica Corp.
  20,000,000              5.17                       01/22/99                         19,939,683
  40,000,000              5.04                       05/12/99                         39,266,400
Banque Et Caisse Epargne
  50,000,000              5.01                       03/29/99                         49,394,625
C.S. First Boston Corp.
  30,000,000              5.33                       02/10/99                         29,822,333
  70,000,000              5.02                       02/23/99                         69,482,661
IMI Funding Corp., U.S.A.
  25,000,000              5.03                       03/15/99                         24,745,007
San Paolo U.S. Finance Co.
  25,000,000              5.31                       03/01/99                         24,782,438
UBS Finance, Inc.
  70,000,000              4.90                       05/20/99                         68,676,450
  41,000,000              4.93                       05/20/99                         40,219,554
Business Credit Institutions
CIT Group Holdings, Inc.
  30,000,000              5.05                       03/29/99                         29,633,875
General Electric Capital Corp.
  75,000,000              5.36                       02/16/99                         74,489,528
Chemicals
Henkel Corp.
  21,000,000              5.31                       02/26/99                         20,826,703
Commercial Banks
CP Trust Certificates Series 1996-1
  51,000,000              4.95                       03/30/99                         51,000,000
CP Trust Certificates Series 1996-2
  75,000,000              5.03                       12/28/99                         75,000,000
Mortgage Banking
Northern Rock PLC
  50,000,000              5.12                       02/01/99                         49,779,556
   5,000,000              5.12                       02/02/99                          4,977,244
  22,214,000              5.17                       03/29/99                         21,936,455

 Principal              Interest                     Maturity                       Amortized
   Amount                 Rate                         Date                            Cost

------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Northern Rock PLC (continued)
$ 35,000,000              5.00%                      04/27/99                     $   34,436,111
  50,000,000              4.91                       05/20/99                         49,053,063
  50,000,000              4.93                       05/27/99                         49,000,306
Motor Vehicles and Equipment
DaimlerChrysler N.A. Holding Corp.
  35,000,000              4.98                       05/17/99                         34,341,533
Receivable/Asset Financing
Asset Securitization Corp.
  50,000,000              5.15                       03/12/99                         49,499,306
Atlantis One Funding
  18,500,000              5.20                       03/24/99                         18,280,878
  38,526,000              5.17                       05/12/99                         37,801,208
Beta Finance
  64,500,000              5.12                       03/22/99                         63,766,133
Cargill Global Funding
  15,000,000              5.37                       02/23/99                         14,881,413
CC USA, Inc.
  30,000,000              5.15                       01/15/99                         29,939,917
  15,000,000              5.40                       01/27/99                         14,941,500
Ciesco, Inc.
  50,000,000              5.30                       02/05/99                         49,742,361
Corporate Receivables Corp.
 100,000,000              5.25                       02/18/99                         99,300,000
Dakota Certificates of Standard Credit Card Master Trust
  25,000,000              5.30                       02/17/99                         24,827,014
Delaware Funding Corp.
  50,000,000              5.22                       01/22/99                         49,847,750
Edison Asset Securitization Corp.
  40,000,000              5.15                       01/13/99                         39,931,333
  27,060,000              5.13                       01/29/99                         26,952,031
 100,000,000              5.14                       02/26/99                         99,200,443
  50,000,000              5.00                       03/12/99                         49,513,889
  15,000,000              5.19                       03/12/99                         14,848,625
Eureka Securities
  25,000,000              5.32                       01/13/99                         24,955,667
Falcon Asset Securitization Corp.
  25,000,000              5.25                       02/09/99                         24,857,813
  41,540,000              5.25                       02/19/99                         41,243,162
Four Winds Funding
  47,000,000              5.25                       01/14/99                         46,910,896
Rose One Plus
  57,980,000              5.30                       01/07/99                         57,928,784
  24,462,000              5.31                       01/08/99                         24,436,743
  25,000,000              5.30                       01/19/99                         24,933,750

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost
-----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Receivable/Asset Financing (continued)
Variable Funding Capital Corp.
$50,000,000              5.21%                      01/05/99                     $   49,971,056
 25,000,000              5.26                       01/22/99                         24,923,292
Windmill Funding
 25,000,000              5.54                       01/06/99                         24,980,764
 65,000,000              5.27                       01/15/99                         64,866,786
 35,000,000              5.30                       01/15/99                         34,927,861
 25,000,000              5.35                       01/15/99                         24,947,986
 75,000,000              5.27                       02/19/99                         74,462,021
Security and Commodity Brokers, Dealers and Services
J.P. Morgan Securities, Inc.
 45,000,000              5.75                       03/10/99                         45,000,000
 40,000,000              5.02                       04/21/99                         39,386,444
Morgan Stanley Dean Witter & Co.
 35,000,000              5.35                       02/23/99                         34,724,326
 50,000,000              5.20                       03/24/99                         49,407,778
Salomon Smith Barney Holdings, Inc.
 25,000,000              5.40                       01/19/99                         24,932,500
 25,000,000              5.40                       02/23/99                         24,801,250
 55,000,000              5.20                       03/12/99                         54,443,889
-----------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                 $2,510,479,455
-----------------------------------------------------------------------------------------------
Bank Notes--2.6%
BankBoston, N.A.
$50,000,000              5.20%                      04/01/99                     $   50,000,000
 30,000,000              5.11                       04/05/99                         30,000,000
First Union National Bank
 25,000,000              5.12                       03/29/99                         25,000,000
NationsBank Corp.
 50,000,000              4.96                       11/18/99                         49,991,512
-----------------------------------------------------------------------------------------------
Total Bank Notes                                                                 $  154,991,512
-----------------------------------------------------------------------------------------------
Certificates of Deposit--0.8%
Morgan Guaranty Trust Co.
$50,000,000              5.14%                      04/19/99                     $   50,000,000
-----------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                    $   50,000,000
-----------------------------------------------------------------------------------------------
Certificates of Deposit--Yankeedollar--11.3%
Bank Austria, New York
$25,000,000              5.71%                      06/07/99                     $   24,990,221
 50,000,000              5.08                       12/30/99                         49,995,206
Bayerische Landesbank, New York
 25,000,000              5.66                       02/26/99                         25,010,799

 Principal               Interest                       Maturity                        Amortized
   Amount                  Rate                           Date                             Cost
---------------------------------------------------------------------------------------------------
Certificates of Deposit--Yankeedollar (continued)
CIBC Oppenheimer, New York
$100,000,000               5.01%                        02/16/99                       $100,000,000
Commerzbank, New York
   8,000,000               5.37                         02/24/99                          8,001,946
  19,000,000               5.41                         03/11/99                         19,009,284
Credit Agricole Indosuez, New York
  15,000,000               5.74                         04/26/99                         14,997,286
Creditanstalt, New York
  50,000,000               5.85                         05/03/99                         49,992,009
Deutsche Bank, New York
  50,000,000               5.04                         05/05/99                         50,000,000
National Bank of Canada, New York
  45,000,000               5.76                         06/10/99                         44,988,669
Societe Generale, New York
  50,000,000               5.73                         03/08/99                         49,996,537
  30,000,000               5.71                         03/29/99                         29,997,261
  30,000,000               5.63                         04/06/99                         29,986,800
  35,000,000               5.76                         04/16/99                         34,996,143
Toronto Dominion Bank, New York
  30,100,000               4.97                         05/20/99                         30,090,612
  25,000,000               5.10                         12/29/99                         25,001,195
UBS, New York
  50,000,000               5.23                         01/13/99                         50,000,246
  15,000,000               5.74                         06/09/99                         14,996,246
Westpac Banking Corp., New York
  25,000,000               5.77                         05/12/99                         24,994,846
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankeedollar                                            $677,045,306
---------------------------------------------------------------------------------------------------
Taxable Municipal Notes--1.0%
Florida Housing Finance Authority
$ 27,900,000               5.50%                        01/06/99                       $ 27,900,000
Illinois Health & Education Facilities Authority for Elmhurst Memorial
 Series 1998 B
  29,400,000               5.70                         01/07/99                         29,400,000
---------------------------------------------------------------------------------------------------
Total Taxable Municipal Notes                                                          $ 57,300,000
---------------------------------------------------------------------------------------------------
Time Deposits--4.6%
Natexis Banque Grand Cayman(a)
$100,000,000               5.50%                        01/05/99                       $100,000,000
National City Bank(b)
 125,000,000               4.94                         01/04/99                        125,000,000
Societe Generale
  50,000,000               5.00                         01/04/99                         50,000,000
---------------------------------------------------------------------------------------------------
Total Time Deposit                                                                     $275,000,000
---------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal               Interest                       Maturity                        Amortized
   Amount                  Rate                           Date                             Cost
---------------------------------------------------------------------------------------------------
Variable Rate Obligations(c)--38.8%
Abbey National Treasury Services
$ 25,000,000               5.38%                        01/04/99                       $ 24,988,785
 115,000,000               5.07                         01/20/99                        114,948,047
Allmerica Funding
  25,000,000               5.45                         02/08/99                         25,000,000
Banca CRT Financial Corp.
  20,000,000               5.16                         03/01/99                         19,995,308
  25,000,000               5.15                         03/05/99                         24,994,108
Bank of Austria, New York
  50,000,000               5.49                         01/04/99                         49,985,444
Bank of Western Australia Ltd.
  55,000,000               5.35                         02/19/99                         54,996,751
Barclays Bank PLC
 125,000,000               5.49                         01/04/99                        124,960,609
  25,000,000               5.49                         02/01/99                         24,983,399
Bayerische Landesbank
  75,000,000               5.03                         01/22/99                         74,967,417
  75,000,000               5.49                         01/29/99                         74,972,885
C.S. First Boston Corp.
  40,000,000               5.20                         01/04/99                         40,000,000
  40,000,000               5.57                         02/01/99                         40,000,000
Comerica Bank Detroit
  35,000,000               5.42                         01/19/99                         34,988,729
Den Danske Bank Corp.
  20,000,000               5.52                         01/04/99                         19,995,089
  30,000,000               5.56                         01/25/99                         29,999,348
First Tennessee Bank, N.A.
  30,000,000               5.07                         01/25/99                         29,995,489
First Union National Bank
  35,000,000               5.24                         01/20/99                         35,000,000
  25,000,000               5.57                         01/28/99                         25,000,000
Halifax PLC
  40,000,000               5.24                         03/10/99                         40,010,506
Hydro Quebec
   5,000,000               5.35                         01/15/99                          4,999,554
Istituto Bancario, New York
  85,000,000               5.22                         01/14/99                         84,988,271
 100,000,000               5.12                         02/24/99                         99,973,099
  20,000,000               5.09                         03/08/99                         19,994,054
J.P. Morgan Securities, Inc.
  20,000,000               5.21                         01/04/99                         19,998,488
  75,000,000               5.48                         01/07/99                         74,977,583
Keybank, N.A.
  35,000,000               5.13                         02/22/99                         34,997,339

 Principal             Interest                   Maturity                     Amortized
   Amount                Rate                       Date                          Cost
----------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Merrill Lynch & Co., Inc.
$ 35,000,000             5.51%                    01/11/99                   $   35,000,000
  50,000,000             5.51                     01/19/99                       50,000,000
  70,000,000             5.57                     01/25/99                       70,000,000
  25,000,000             5.57                     01/29/99                       25,000,000
  30,000,000             5.14                     03/16/99                       30,000,000
  25,000,000             5.24                     03/24/99                       25,010,369
Morgan Stanley Dean Witter & Co.
  80,000,000             5.30                     01/15/99                       79,999,704
National Rural Utilities Corp.
  25,000,000             5.17                     02/25/99                       25,000,000
New York Life Insurance Co.
  25,000,000             5.21                     01/07/99                       25,000,000
  40,000,000             5.31                     01/07/99                       40,000,000
Norwest Financial
  30,000,000             5.17                     03/22/99                       29,997,931
Old Kent Bank & Trust Co.
  30,000,000             5.10                     02/01/99                       29,995,215
PNC Bank, N.A.
  50,000,000             5.43                     01/04/99                       49,982,644
 100,000,000             5.50                     01/04/99                       99,960,951
Postipankki Ltd.
  25,000,000             5.32                     02/09/99                       24,998,693
SMM Trust Series 1998-A
  40,000,000             5.32                     03/16/99                       40,000,000
Societe Generale, New York
  45,000,000             5.51                     01/07/99                       44,993,064
  25,000,000             5.54                     01/26/99                       24,992,568
Southtrust Bank of Alabama, N.A.
  40,000,000             5.08                     01/21/99                       39,994,093
SunAmerica Life Insurance Co.
  50,000,000             5.64                     01/04/99                       50,000,000
Svenska Handelsbanken
 150,000,000             5.44                     01/04/99                      149,963,406
  34,500,000             5.34                     02/18/99                       34,496,231
Westpac Banking Corp.
  50,000,000             5.10                     02/03/99                       49,987,061
----------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                              $2,324,082,232
----------------------------------------------------------------------------------------------
Repurchase Agreement--0.6%
Joint Repurchase Agreement Account(b)
$ 36,200,000             4.82%                    01/04/99                   $   36,200,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreement                                                   $   36,200,000
----------------------------------------------------------------------------------------------
Total Investments                                                            $6,085,098,505(d)

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
(a) Forward commitments.

(b) A portion of this security is segregated for forward commitments.

(c) Variable rate security-base index is either U.S. Treasury Bill, LIBOR, one month commercial paper, Federal Funds, or Prime lending rate.

(d) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Premium Money Market Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--29.0%
Agricultural Services
Cargill, Inc.
$10,000,000               5.37%                        02/23/99                       $ 9,920,942
Bank Holding Companies
Banque Et Caisse Epargne
  5,000,000               5.01                         03/29/99                         4,939,463
Deutsche Bank Financial
  5,000,000               5.60                         01/07/99                         4,995,333
Dresdner U.S. Finance
 15,000,000               5.41                         01/04/99                        14,993,238
IMI Funding Corp., U.S.A.
  5,927,000               5.38                         02/26/99                         5,877,398
San Paolo U.S. Finance Co.
  5,000,000               5.31                         03/01/99                         4,956,488
Business Credit Institutions
General Electric Capital Corp.
 10,000,000               4.88                         06/11/99                         9,781,755
Electric and Gas Services
Hydro Quebec
  5,510,000               7.74                         02/26/99                         5,525,996
Receivable/Asset Financing
Asset Portfolio Funding
  5,000,000               5.20                         03/17/99                         4,945,833
Asset Securitization Corp.
 15,000,000               5.15                         03/12/99                        14,849,792
CC USA, Inc.
 10,000,000               5.27                         01/29/00                         9,959,011
Corporate Receivables Corp.
 10,000,000               5.50                         01/12/99                         9,983,194
  5,000,000               5.25                         02/19/99                         4,964,271
Edison Asset Securitization Corp.
  5,000,000               5.13                         01/29/99                         4,980,050
  5,000,000               5.14                         02/26/99                         4,960,022
  5,000,000               5.15                         03/22/99                         4,942,778
Receivables Capital Corp.
 15,000,000               5.50                         01/04/99                        14,993,125
Riverwoods Funding Corp.
 10,000,000               5.05                         02/25/99                         9,922,847
WCP Funding, Inc.
 10,000,000               5.53                         01/12/99                         9,983,103
Windmill Funding
  5,000,000               5.30                         01/15/99                         4,989,694

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                             Cost
--------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Mortgage Banking
Northern Rock PLC
$ 5,000,000               5.12%                        02/02/99                       $  4,977,244
Security and Commodity Brokers, Dealers and Services
J.P. Morgan Securities, Inc.
  5,000,000               5.02                         04/21/99                          4,923,306
Morgan Stanley Dean Witter & Co.
  5,000,000               5.20                         03/24/99                          4,940,778
Salomon Smith Barney Holdings, Inc.
  5,000,000               5.20                         03/12/99                          4,949,444
--------------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                      $180,255,105
--------------------------------------------------------------------------------------------------
Bank Notes--1.6%
BankBoston, N.A.
$ 5,000,000               5.11%                        04/05/99                       $  5,000,000
  5,000,000               5.15                         05/04/99                          5,000,000
--------------------------------------------------------------------------------------------------
Total Bank Notes                                                                      $ 10,000,000
--------------------------------------------------------------------------------------------------
Certificates of Deposit--Yankeedollar--5.3%
Deutsche Bank, New York
$ 5,000,000               5.65%                        03/22/99                       $  4,999,422
National Bank of Canada, New York
  5,000,000               5.76                         06/10/99                          4,998,741
Royal Bank of Canada, New York
  5,000,000               5.56                         02/26/99                          5,000,930
Societe Generale, New York
  2,000,000               5.72                         03/05/99                          1,999,835
  3,000,000               5.63                         04/06/99                          2,998,680
Swiss Bank Corp., New York
  5,000,000               5.74                         06/09/99                          4,998,749
UBS, New York
  5,000,000               5.23                         01/13/99                          5,000,024
Westpac Banking Corp., New York
  3,000,000               5.77                         05/12/99                          2,999,382
--------------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankeedollar                                           $ 32,995,763
--------------------------------------------------------------------------------------------------
Variable Rate Obligations(a)--26.6%
Abbey National Treasury Services
$10,000,000               5.37%                        01/15/99                       $  9,995,332

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity                        Amortized
  Amount                  Rate                           Date                            Cost
-------------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Bank of Austria, New York
$ 5,000,000               5.49%                        01/04/99                       $ 4,998,544
BankAmerica Corp.
  6,000,000               5.39                         01/15/99                         6,004,337
Barclays Bank PLC
  5,000,000               5.49                         01/04/99                         4,998,363
Bayerische Landesbank
  5,000,000               5.49                         01/25/99                         4,999,491
  2,000,000               5.09                         03/23/99                         1,999,655
C.S. First Boston Corp.
 10,000,000               5.57                         02/01/99                        10,000,000
Citicorp, Inc.
  5,000,000               5.20                         03/17/99                         5,000,000
Comerica Bank Detroit
  5,000,000               5.11                         03/10/99                         4,998,495
Den Danske Bank Corp.
  5,000,000               5.56                         01/25/99                         4,999,891
First Tennessee Bank, N.A.
  5,000,000               5.07                         01/25/99                         4,999,248
First U.S.A. Bank
  5,000,000               5.52                         02/01/99                         5,001,461
First Union National Bank
  2,000,000               4.71                         01/04/99                         1,997,869
IBM Corp.
 10,000,000               5.23                         02/12/99                         9,993,672
Istituto Bancario, New York
  5,000,000               5.12                         02/24/99                         4,998,655
J.P. Morgan Securities, Inc.
  5,000,000               5.48                         01/07/99                         4,998,506
Keybank, N.A.
  3,000,000               5.52                         01/11/99                         2,999,352
Merrill Lynch & Co., Inc.
  5,000,000               5.48                         01/13/99                         4,999,693
  5,000,000               5.57                         01/25/99                         5,000,000
Morgan Stanley Dean Witter & Co.
  5,000,000               5.30                         01/15/99                         4,999,981
National Rural Utilities Corp.
  5,000,000               5.17                         02/25/99                         5,000,000
Old Kent Bank & Trust Co.
  5,000,000               5.10                         02/01/99                         4,999,203
PepsiCo Inc.
 10,000,000               5.21                         02/19/99                         9,992,890

 Principal              Interest                     Maturity                      Amortized
   Amount                 Rate                         Date                           Cost
-------------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
PNC Bank, N.A.
 $ 5,000,000              5.50%                      01/04/99                     $  4,997,873
   5,000,000              5.50                       01/27/99                        4,998,048
SMM Trust Series 1998-A
   2,000,000              5.32                       03/16/99                        2,000,000
Southtrust Bank of Alabama, N.A.
   5,000,000              5.08                       01/21/99                        4,999,262
Svenska Handelsbanken
   5,000,000              5.44                       01/04/99                        4,998,780
U.S. Bank, N.A.
  10,000,000              5.50                       01/08/99                        9,998,493
Westpac Banking Corp.
   5,000,000              5.11                       02/03/99                        4,998,706
-------------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                   $164,965,800
-------------------------------------------------------------------------------------------------
Repurchase Agreements--37.5%
Joint Repurchase Agreement Account
$182,800,000              4.82%                      01/04/99                     $182,800,000
Joint Repurchase Agreement Account II
  50,000,000              4.89                       01/04/99                       50,000,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                       $232,800,000
-------------------------------------------------------------------------------------------------
Total Investments                                                                 $621,016,668(b)
-------------------------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, one or three month LIBOR, one month commercial paper, Federal Funds, or Prime lending rate.

(b) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1998
---------------------------------------  ---------------------------------------

  Principal              Interest                     Maturity                       Amortized
   Amount                  Rate                         Date                           Cost
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--16.2%
United States Treasury Notes
$  85,000,000              6.38%                      04/30/99                     $  85,209,148
   60,000,000              6.38                       05/17/99                        60,165,750
   60,000,000              6.25                       06/01/99                        60,166,783
  115,000,000              6.00                       06/30/99                       115,515,225
   42,000,000              6.00                       08/16/99                        42,428,849
   52,000,000              7.13                       09/30/99                        52,819,839
  202,000,000              7.50                       11/01/99                       207,137,071
  195,000,000              5.88                       11/15/99                       197,252,584
   50,000,000              7.75                       11/30/99                        51,350,109
------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                    $ 872,045,358
------------------------------------------------------------------------------------------------
Repurchase Agreements--84.0%
ABN/AMRO, Inc. (a)
$ 235,000,000              4.92%                      01/04/99                     $ 235,000,000
Barclays Bank(a)
  235,000,000              4.88                       01/06/99                       235,000,000
Bear Stearns Companies, Inc.(a)
  235,000,000              4.60                       01/04/99                       235,000,000
C.S. First Boston Corp.(a)
  235,000,000              4.82                       01/04/99                       235,000,000
CIBC Oppenheimer, Inc.(a)
  100,000,000              4.70                       01/04/99                       100,000,000
Deutsche Bank(a)
  235,000,000              4.88                       01/04/99                       235,000,000
Goldman, Sachs & Co.(a)
  235,000,000              4.96                       01/04/99                       235,000,000
Joint Repurchase Agreement Account
1,678,200,000              4.82                       01/04/99                     1,678,200,000
J.P. Morgan Securities, Inc.(a)
  235,000,000              4.75                       01/04/99                       235,000,000
Lehman Government Securities, Inc.(a)
  235,000,000              4.90                       01/04/99                       235,000,000
Merrill Lynch Government Securities, Inc.(a)
  160,000,000              4.65                       01/04/99                       160,000,000
Morgan Stanley Government Securities, Inc.(a)
  240,000,000              5.75                       01/04/99                       240,000,000
NationsBanc Montgomery Securities LLC(a)
  235,000,000              4.75                       01/04/99                       235,000,000

  Principal             Interest                   Maturity                     Amortized
   Amount                 Rate                       Date                          Cost
-----------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
Salomon Smith Barney Holdings, Inc.(a)
$ 235,000,000             4.90%                    01/04/99                   $  235,000,000
-----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                   $4,528,200,000
-----------------------------------------------------------------------------------------------
Total Investments                                                             $5,400,245,358(b)
-----------------------------------------------------------------------------------------------

(a) At December 31, 1998, these agreements were fully collateralized by U.S. Treasury obligations.

(b) The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflects the value of the investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Instruments Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity                      Amortized
   Amount                 Rate                         Date                           Cost
-------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--100.4%
United States Treasury Bills
$ 80,000,000              4.01%                      01/07/99                     $ 79,946,533
  15,000,000              4.22                       01/07/99                       14,989,456
  82,900,000              4.26                       01/07/99                       82,841,141
  25,000,000              4.03                       01/14/99                       24,963,663
   4,800,000              4.40                       01/21/99                        4,788,280
 174,300,000              4.48                       01/21/99                      173,866,186
  21,900,000              4.26                       01/28/99                       21,830,030
 100,000,000              4.35                       02/04/99                       99,589,167
  18,100,000              4.51                       02/04/99                       18,022,904
  22,000,000              4.29                       02/11/99                       21,892,512
  35,000,000              4.34                       02/11/99                       34,827,202
 100,000,000              4.35                       02/11/99                       99,504,583
  35,900,000              4.36                       02/11/99                       35,721,737
  34,900,000              4.40                       02/11/99                       34,725,112
  84,900,000              4.38                       03/04/99                       84,260,302
  35,000,000              4.41                       03/11/99                       34,704,163
-------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                   $866,472,971
-------------------------------------------------------------------------------------------------
Total Investments                                                                 $866,472,971(a)
-------------------------------------------------------------------------------------------------

(a) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent the annualized yield on date of purchase for discounted notes.

The percentages shown for each category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Government Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                       Maturity                     Amortized
   Amount                Rate                           Date                          Cost
-----------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--74.7%
Federal Farm Credit Bank
$ 35,970,000             5.65%                        01/04/99                   $   35,969,573
  48,000,000             4.76(a)                      01/18/00                       47,912,400
Federal Home Loan Bank
  88,760,000             4.75                         01/20/99                       88,537,484
  50,000,000             5.50                         03/26/99                       49,981,819
  37,795,000             5.63                         04/09/99                       37,788,930
  38,045,000             5.52                         08/12/99                       38,184,017
 125,000,000             4.86(a)(b)                   04/11/00                      124,913,750
Federal Home Loan Mortgage Corp.
  50,000,000             5.41(b)                      01/04/99                       49,987,532
 150,000,000             5.35(b)                      01/18/99                      149,935,064
 115,000,000             5.44(b)                      01/26/99                      114,994,661
 155,000,000             5.15                         02/03/99                      154,268,271
  30,000,000             4.92                         03/19/99                       29,684,300
  81,769,000             4.79                         04/09/99                       80,702,778
 240,000,000             5.36(b)                      04/21/99                      239,957,326
  41,000,000             5.60                         04/21/99                       41,102,352
Federal National Mortgage Association
  85,000,000             4.98(b)                      01/05/99                       84,974,700
  95,000,000             5.07                         01/08/99                       94,906,346
  80,000,000             5.33(b)                      01/17/99                       79,991,913
 200,000,000             5.36(b)                      01/22/99                      199,993,172
  50,000,000             4.96(b)                      01/23/99                       49,978,159
  41,000,000             5.41                         02/23/99                       40,989,434
  35,000,000             5.53                         03/11/99                       34,994,972
  40,000,000             4.98(b)                      03/15/99                       39,984,830
  48,095,000             6.00                         09/02/99                       48,332,404
  70,000,000             4.78                         11/30/99                       69,973,148
  25,890,000             4.72                         12/16/99                       25,868,971
Student Loan Marketing Association
 100,000,000             5.45(b)                      01/03/99                       99,940,164
  25,000,000             5.63                         06/30/99                       24,995,685
-----------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                         $2,178,844,155
-----------------------------------------------------------------------------------------------
Repurchase Agreements--31.3%
ABN/AMRO, Inc.(c)
$200,000,000             5.15%                        01/04/99                   $  200,000,000
Joint Repurchase Agreement Account(d)
 314,000,000             4.82                         01/04/99                      314,000,000
Joint Repurchase Agreement Account II
 200,000,000             4.89                         01/04/99                      200,000,000

 Principal             Interest                   Maturity                     Amortized
   Amount                Rate                       Date                          Cost
----------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
NationsBanc Montgomery Securities LLC(c)
$200,000,000             5.15%                    01/04/99                   $  200,000,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                  $  914,000,000
----------------------------------------------------------------------------------------------
Total Investments                                                            $3,092,844,155(e)
----------------------------------------------------------------------------------------------

(a) Forward commitments.

(b) Variable rate security-base index is either Federal Funds, Prime lending rate, or LIBOR.

(c) At December 31, 1998, these securities were fully collateralized by Federal Agency obligations.

(d) A portion of this security is segregated for forward commitments.

(e) The amount stated also represents aggregate cost for federal income tax purposes.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Federal Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                           Cost
------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--107.5%
Federal Farm Credit Bank
$ 60,000,000              4.50%                       01/04/99                     $  59,977,500
  50,000,000              5.09(a)                     01/04/99                        50,000,000
  12,100,000              5.13                        01/12/99                        12,081,033
  14,000,000              5.10                        01/13/99                        13,976,200
   9,700,000              5.07                        01/15/99                         9,680,875
  18,000,000              5.06                        01/19/99                        17,954,460
   9,700,000              5.05                        01/20/99                         9,674,147
  20,000,000              5.01                        02/01/99                        19,913,717
  10,000,000              4.98                        02/08/99                         9,947,433
  10,000,000              5.14                        02/10/99                         9,942,889
  25,000,000              4.98                        02/12/99                        24,854,750
  30,000,000              5.38                        03/02/99                        29,991,641
  75,000,000              5.34(a)                     04/15/99                        74,989,490
  25,000,000              5.35(a)                     05/03/99                        24,995,886
  15,000,000              4.81                        05/17/99                        14,727,433
  35,000,000              5.00(a)                     06/01/99                        34,991,503
  60,000,000              5.00(a)                     07/01/99                        59,982,547
  90,000,000              5.36(a)                     07/23/99                        89,960,517
 100,000,000              5.34(a)                     08/05/99                        99,959,220
  50,000,000              5.50                        09/01/99                        50,091,696
  50,000,000              5.37(a)                     10/13/99                        50,000,000
  60,000,000              5.37(a)                     10/15/99                        60,000,000
   7,500,000              4.75                        12/01/99                         7,491,229
  35,000,000              5.41(a)                     12/01/99                        35,000,000
  58,000,000              4.76(b)                     01/18/00                        57,942,822
Federal Home Loan Bank
  20,000,000              4.30                        01/04/99                        19,992,833
   1,900,000              4.75                        01/04/99                         1,899,248
  32,655,000              5.03                        01/04/99                        32,641,312
 100,000,000              5.04                        01/04/99                        99,958,042
  30,000,000              5.04                        01/04/99                        29,987,400
   3,400,000              5.08                        01/04/99                         3,398,561
 149,000,000              4.70                        01/06/99                       148,902,735
  20,000,000              5.03                        01/06/99                        19,986,028
  25,823,000              5.04                        01/06/99                        25,804,924
  50,000,000              4.75                        01/08/99                        49,953,819
   1,000,000              5.06                        01/13/99                           998,313
  80,000,000              4.75                        01/15/99                        79,852,222
  40,000,000              4.84                        01/15/99                        39,924,711

 Principal             Interest                       Maturity                    Amortized
   Amount                Rate                           Date                         Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Federal Home Loan Bank (continued)
$ 88,600,000             4.75%                        01/20/99                   $ 88,377,885
  10,400,000             5.12                         01/20/99                     10,371,897
  27,700,000             4.79                         01/22/99                     27,622,602
  25,000,000             4.94                         01/22/99                     24,927,958
  28,784,000             4.82                         01/27/99                     28,683,800
  48,970,000             5.03                         02/03/99                     48,744,207
  19,000,000             5.05                         02/03/99                     18,912,046
  40,000,000             5.05                         02/05/99                     39,803,611
  75,000,000             5.34(a)                      02/11/99                     74,994,231
  50,000,000             4.90                         02/17/99                     49,680,139
 117,050,000             5.00                         03/03/99                    116,059,318
  23,000,000             4.95                         03/05/99                     22,800,763
  40,000,000             4.96                         03/08/99                     39,636,267
  34,000,000             4.96                         03/10/99                     33,681,458
  21,000,000             4.99(a)                      03/10/99                     20,994,784
  20,000,000             5.60                         03/10/99                     19,999,851
  83,000,000             4.95                         03/17/99                     82,144,063
  27,095,000             4.97                         03/17/99                     26,814,454
  50,000,000             4.96                         03/17/99                     49,483,333
  48,258,000             4.95                         03/19/99                     47,747,068
   5,000,000             4.97                         03/19/99                      4,946,849
  21,189,000             4.82                         05/05/99                     20,837,216
  34,889,000             4.84                         05/05/99                     34,307,362
  20,000,000             5.61                         06/18/99                     19,994,919
 100,000,000             5.38(a)                      09/08/99                     99,965,753
  75,000,000             4.80(a)                      11/09/99                     74,956,021
 125,000,000             4.86(a)(b)                   01/11/00                    124,913,750
Student Loan Marketing Association
  25,000,000             4.28                         01/04/99                     24,991,083
 150,000,000             4.99(c)                      01/19/99                    149,625,750
 100,000,000             4.73(c)                      01/27/99                     99,658,389
  75,000,000             5.01                         02/11/99                     74,572,062
  12,890,000             4.95                         02/16/99                     12,808,471
  70,000,000             4.99(a)                      04/01/99                     69,993,268
  25,000,000             5.13(a)                      04/16/99                     24,996,476
  30,000,000             5.63                         06/02/99                     29,993,954
  10,000,000             5.63                         06/30/99                      9,997,815
 130,000,000             5.00(a)                      09/15/99                    129,932,382

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Federal Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal            Interest                     Maturity                   Amortized
   Amount               Rate                         Date                        Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Student Loan Marketing Association (continued)
$ 75,000,000            5.37(a)                    10/15/99                 $   75,000,000
 100,000,000            5.45(a)                    12/03/99                     99,940,164
  65,000,000            5.24(a)(b)                 01/11/00                     64,968,150
Tennessee Valley Authority
  40,000,000            5.08                       01/28/99                     39,847,600
---------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                    $3,639,154,305
---------------------------------------------------------------------------------------------
Total Investments                                                           $3,639,154,305(d)
---------------------------------------------------------------------------------------------

(a) Variable rate security-base index is either U.S. Treasury Bill, Federal Funds, Prime lending rate, or LIBOR.

(b) Forward commitments.

(c) A portion of these securities are segregated for forward commitments.

(d) The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Alabama--4.4%
City of Mobile Industrial Development PCRB for Alabama Power
 Series 1993 A (A-1/VMIG1)
$ 4,600,000              3.95%                      01/07/99                     $    4,600,000
City of Valdez Marine Terminal RB for Arco Transportation 1994
 Series B (A-1/VMIG1)
  8,200,000              4.15                       01/07/99                          8,200,000
Columbia IDB PCRB for Alabama Power Company Series 1995 B
 (A-1/VMIG1)
 25,000,000              5.00                       01/04/99                         25,000,000
Columbia IDB PCRB for Alabama Power Company Series 1995 D
 (A-1/VMIG1)
  2,000,000              4.80                       01/04/99                          2,000,000
Columbia Town IDRB for Alabama Power Co. Series 1996 A
 (A-1/VMIG1)
  8,300,000              5.00                       01/04/99                          8,300,000
Eutaw City IDB PCRB for Mississippi Power Co. Greene County Plant Project
 Series 1992 (A-1/VMIG1)
  6,550,000              4.10                       01/07/99                          6,550,000
Homewood City Educational Building Authority Educational Facilities RB for
 Samford University Series 1996 (Bank of Nova Scotia)
 (A-1+/VMIG1)
  7,900,000              5.00                       01/04/99                          7,900,000
Jefferson County MF Hsg. RB for Hickory Knolls Project Series 1994
 (Amsouth Bank LOC) (P-1)
  3,770,000              4.05                       01/07/99                          3,770,000
Montgomery City Special Care RB Series 1994 A (Amsouth Bank) (VMIG1)
  7,900,000              3.95                       01/07/99                          7,900,000
-----------------------------------------------------------------------------------------------
                                                                                 $   74,220,000
-----------------------------------------------------------------------------------------------
Arizona--2.3%
Maricopa County PCRB for Arizona Pollution Control Corp.
 Series 1994 A (Morgan Guaranty Trust Co.) (A-1+/P-1)
$ 5,200,000              5.10%                      01/04/99                     $    5,200,000
Maricopa County PCRB Series 1994 D (Bank of America National Trust &
 Savings) (A-1+/P-1)
 11,700,000              5.05                       01/04/99                         11,700,000
Tempe VRDN Excise Tax Revenue Obligations Series 1998
 (A-1+/VMIG1)
 21,800,000              5.00                       01/04/99                         21,800,000
-----------------------------------------------------------------------------------------------
                                                                                 $   38,700,000
-----------------------------------------------------------------------------------------------
California--2.4%
California Health Facilities Authority Insured Variable Rate Hospital RB
 for Adventist Health System/West Series 1998 A
 (MBIA) (A-1+/VMIG1)
$ 9,500,000              5.00%                      01/04/99                     $    9,500,000

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
California (continued)
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1996 F (Banque Nationale de Paris, S.A.) (A-1)
$ 3,600,000              5.00%                      01/04/99                     $    3,600,000
City of Long Beach TRANS Series 1998-1999 (SP-1+)
  3,400,000              4.00                       10/05/99                          3,421,009
Irvine Ranch Water District Consolidated Refunding Series 1985 B
 (Landesbank Hessen-Thuringen LOC) (A-1+)
  4,000,000              5.00                       01/04/99                          4,000,000
Los Angeles County TRANS Series 1998-99 A (SP-1+/MIG1)
 10,000,000              4.50                       06/30/99                         10,045,198
State of California Municipal Securities Trust Receipt Series 1997 SGA 55
 (FGIC) (A-1+)
  9,300,000              4.03                       01/07/99                          9,300,000
-----------------------------------------------------------------------------------------------
                                                                                 $   39,866,207
-----------------------------------------------------------------------------------------------
Colorado--1.0%
Jefferson County School District TANS Series 1998 (SP-1+/MIG1)
$15,910,000              4.00%                      06/30/99                     $   15,975,320
-----------------------------------------------------------------------------------------------
Connecticut--1.5%
State of Connecticut 2nd Lien Special TRANS VRDN (Commerzbank Bank LOC)
 (A-1+/VMIG1)
$25,700,000              4.10%                      01/07/99                     $   25,700,000
-----------------------------------------------------------------------------------------------
Florida--1.8%
Florida Local Government Finance Commission Series A (First Union National
 Bank) (A-1/P-1)
$16,890,000              3.00%                      03/15/99                     $   16,890,000
Putnam County Development Authority Floating/Fixed Rate PCRB for Seminole
 Electric Series 1984 H1 (NRU LOC) (A-1+/P-1)
  3,600,000              4.05                       01/07/99                          3,600,000
Putnam County Development Authority Floating/Fixed Rate PCRB for Seminole
 Electric Series 1984 H2 (NRU LOC) (A-1+/P-1)
  6,530,000              4.05                       01/07/99                          6,530,000
Putnam County Development Authority Floating/Fixed Rate PCRB for Seminole
 Electric Series 1984 S (NRU LOC) (A-1+/P-1)
  2,655,000              4.05                       01/07/99                          2,655,000
-----------------------------------------------------------------------------------------------
                                                                                 $   29,675,000
-----------------------------------------------------------------------------------------------
Georgia--13.4%
Bartow County IDA PCRB for Georgia Power Co. First Series 1997
 (A-1/VMIG1)
$38,000,000              5.00%                      01/04/99                     $   38,000,000
Burke County IDA Adjustable Tender PCRB for Oglethorpe Power Corp. Series
 1993 A (FGIC) (A-1+/VMIG1)
 21,200,000              3.85                       01/07/99                         21,200,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Georgia (continued)
Burke County IDA PCRB for Georgia Power Co. First Series 1997
 (A-1/VMIG1)
$11,200,000              5.05%                      01/04/99                     $   11,200,000
Burke County IDA PCRB for Oglethorpe Power Corp. Series 1993 A (FGIC)(A-
 1+/VMIG1)(a)
 12,000,000              3.80                       01/07/99                         12,000,000
Burke County PCRB Series 1994 A for Oglethorpe Power Corp. (FGIC) (A-
 1+/VMIG1)
  3,175,000              3.85                       01/07/99                          3,175,000
Dekalb County Hospital Authority Revenue Anticipation Certificates for
 Dekalb Medical Center Series 1993 B (Suntrust Bank) (VMIG1)
  2,030,000              4.00                       01/07/99                          2,030,000
Georgia Municipal Electric and Gas Project One Subordinated Bonds Series
 1994 E (ABN/AMRO Bank, N.V.) (A-1+/VMIG1)
 31,290,000              3.80                       01/07/99                         31,290,000
Georgia Municipal Gas Authority RB for Agency Project Series B (C.S. First
 Boston/Morgan Guaranty/Bayerische Landesbank Girozentrale/Wachovia Bank
 N.A./ABN/AMRO Bank, N.V.) (A-1+)
  9,900,000              4.15                       01/07/99                          9,900,000
Georgia Municipal Gas Authority RB Series A (C.S. First Boston /Morgan
 Guaranty/Bayerische Landesbank Girozentrale/Wachovia Bank N.A./ABN/AMRO
 Bank, N.V.) (A-1+)
 20,305,000              4.15                       01/07/99                         20,305,000
Georgia Municipal Gas Authority RB for Gas Portfolio II Project Series A
 (C.S. First Boston/Morgan Guaranty/Bayerische Landensbank
 Girozentrale/Wachovia Bank N.A. ABN/AMRO Bank, N.V.) (A-1+)(a)
  6,840,000              3.80                       01/07/99                          6,840,000
Georgia Municipal Gas Authority RB for Gas Portfolio II Project Series B
 (C.S. First Boston/Morgan Guaranty/Bayerische Landesbank
 Girozentrale/Wachovia Bank N.A.) (A-1+)
 47,055,000              3.90                       01/07/99                         47,055,000
Municipal Electric Authority of Georgia Subordinated General Resolution
 Bonds Series 1985 C (Bayerische Landesbank Girozentrale LOC) (A-1+/VMIG1)
 14,400,000              4.15                       01/07/99                         14,400,000
Municipal Electric Authority of Georgia Subordinate General Resolution
 Bonds Series 1985 B (Landesbank Hessen-Thuringen LOC)
 (A-1+/VMIG1)
  7,200,000              3.95                       01/07/99                          7,200,000
-----------------------------------------------------------------------------------------------
                                                                                   $224,595,000
-----------------------------------------------------------------------------------------------
Idaho--1.2%
State of Idaho TANS Series 1998 (MIG1/SP-1+)
$20,000,000              4.50%                      06/30/99                       $ 20,085,648

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Illinois--6.0%
Chicago City RB for Chicago Midway Airport Series 1996A Societe Generale
 Trustor Municipal Securities Trust Receipts (MBIA) (A-1+C)
$ 7,540,000              4.10%                      01/07/99                       $  7,540,000
Cook County GO VRDN Series 1996 (A-1+/VMIG1)
  1,000,000              4.10                       01/07/99                          1,000,000
Illinois Health Facilities Authority VRDN Adjustable RB for Evanston
 Northwestern Health Care Corp. Series 1998 (A-1+/VMIG1)
  7,500,000              3.70                       06/01/99                          7,500,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health
 Systems Series 93B (VMIG1)
  3,200,000              5.15                       01/04/99                          3,200,000
Illinois Health Facilities Authority VRDN for Northwest Community Hospital
 Series 1997 (A-1+/VMIG1)
  8,200,000              4.00                       01/07/99                          8,200,000
Illinois Health Facilities Authority VRDN for the Revolving Fund Pooled
 Finance Program Series 1985 C (The First National Bank of Chicago) (A-
 1+/VMIG1)
 19,000,000              4.10                       01/07/99                         19,000,000
Illinois Health Facilities Authority VRDN RB for Northwest Community
 Hospital Series 1995 (A-1+/VMIG1)
  4,800,000              4.00                       01/07/99                          4,800,000
Illinois Health Facility Authority VRDN Revolving Fund Pooled Finance
 Program Series 85D (The First National Bank of Chicago)
 (A- 1+/VMIG1)
 21,000,000              4.10                       01/07/99                         21,000,000
Illinois State GO Eagle Tax Exempt Trust Series 1995 96C1305 Class A COPS
 (FGIC) (A-1C)
 14,850,000              4.15                       01/07/99                         14,850,000
O'Hare International Airport Adjustable Rate RB for American Airlines
 Series 1983 B (P-1)
 10,100,000              5.00                       01/04/99                         10,100,000
Sauget Village PCRB VRDN for Monsanto Project Series 1992 (P-1)
  1,000,000              4.15                       01/07/99                          1,000,000
Sauget Village PCRB VRDN for Monsanto Project Series 1993 (P-1)
  1,900,000              4.15                       01/07/99                          1,900,000
-----------------------------------------------------------------------------------------------
                                                                                   $100,090,000
-----------------------------------------------------------------------------------------------
Indiana--2.3%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital Series
 1985 B (Bank of America LOC) (VMIG1)
 $1,600,000              3.90%                      01/07/99                       $  1,600,000
Indiana Development Finance Authority Series 1997 (Bayer Corporation) (A-
 1+/P-1)
  4,800,000              5.15                       01/04/99                          4,800,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Indiana (continued)
Indiana Health Facilities Financing Authority Hospital RB Series 1997 E
 (A-1+/VMIG1)(a)
$19,540,000              3.80%                      01/07/99                     $   19,540,000
Indiana Hospital Equipment Financing Authority VRDN Series 1985 A (MBIA)
 (A-1/VMIG1)
  5,000,000              4.00                       01/07/99                          5,000,000
Warrick County PCRB for ALCOA Series 1992 (A-1)
  7,475,000              4.15                       01/07/99                          7,475,000
-----------------------------------------------------------------------------------------------
                                                                                 $   38,415,000
-----------------------------------------------------------------------------------------------
Iowa--1.9%
Chillicothe City PCRB for Midamerican Energy Co./Midwest Power Systems
 Series 1993 A (A-1/VMIG1)
$ 2,400,000              4.20%                      01/07/99                     $    2,400,000
Louisa County PCRB for Iowa-Illinois Gas & Electric Co./Midamerican Energy
 Co. Series 1986 A (A-1)
  9,100,000              4.20                       01/07/99                          9,100,000
Louisa County PCRB for Midwest Power Systems Inc. Series 1994
 (A-1/VMIG1)(b)
 20,000,000              4.20                       01/07/99                         20,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   31,500,000
-----------------------------------------------------------------------------------------------
Kentucky--2.2%
Calvert PCRB for Air Products and Chemicals, Inc. Project Series 1993 A
 (A-1)
$ 3,000,000              4.10%                      01/07/99                     $    3,000,000
Kentucky Economic Development Financing Authority Adjustable Rate Hospital
 Facilities RB for the Health Alliance of Greater Cincinnati Series 1997 D
 (MBIA) (A-1+/VMIG1)
 11,700,000              4.00                       01/07/99                         11,700,000
Kentucky Turnpike Authority Resource Recovery Road Refunding RB Series
 1987 A Trust Receipts, Series 1997 (FSA) (A-1+/VMIG1)
 18,165,000              4.10                       01/07/99                         18,165,000
Trimble County PCRB for Louisville Gas and Electric Co. Series 1996 A (A-
 1/VMIG1)
  4,000,000              3.05                       03/26/99                          4,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   36,865,000
-----------------------------------------------------------------------------------------------
Louisiana--1.2%
Calcasieu Parish VRDN for Olin Corp. Series 1993 B (Wachovia Bank N.A. (A-
 1+)
$ 5,500,000              5.10%                      01/04/99                     $    5,500,000
East Baton Rouge PCRB for Exxon Project Series 1993 (A-1+/P-1)
  4,900,000              5.00                       01/04/99                          4,900,000

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Louisiana (continued)
Parish of Desoto PCRB for Central Louisiana Electric Co. Series 1991 A
 (Westdeutsche Landesbank Girozentrale LOC) (A-1+/VMIG1)
$10,000,000              3.85%                      01/07/99                     $   10,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   20,400,000
-----------------------------------------------------------------------------------------------
Maryland--2.4%
Maryland State & Local Loan of 1998 GO Puttable Floating Option
 Tax-Exempt Securities Receipts PA-256 Series 1 (A-1+)
$29,665,000              4.10%                      01/07/99                     $   29,665,000
Washington Suburban Sanitary District GO VRDN Series 1998 (A-1+/VMIG1)
 11,000,000              4.05                       01/07/99                         11,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   40,665,000
-----------------------------------------------------------------------------------------------
Massachusetts--4.2%
Commonwealth of Massachusetts GO Refunding Bonds Series 1998 A (A-
 1+/VMIG1)
$ 3,000,000              3.90%                      01/07/99                     $    3,000,000
Commonwealth of Massachusetts GO Refunding Bonds 1995 A (AA3/AA-)
  5,000,000              5.50                       07/01/99                          5,053,395
Commonwealth of Massachusetts GO Refunding Bonds 1997 A (AA3/AA-)
  9,485,000              4.50                       08/01/99                          9,571,168
Massachusetts Health & Education Facility Authority for Harvard University
 Series A Eagle Tax-Exempt Trust Series 972104 Class A COPS (A-1+C)
 10,000,000              4.15                       01/07/99                         10,000,000
Massachusetts Water Resources Authority Subordinated General Revenue RB
 Series 1998 D (FGIC) (A-1+/VMIG1)
 42,195,000              3.90                       01/07/99                         42,195,000
-----------------------------------------------------------------------------------------------
                                                                                 $   69,819,563
-----------------------------------------------------------------------------------------------
Michigan--1.8%
Michigan Building Authority CP Notes Series 2 (Canadian Imperial Bank of
 Commerce) (A-1+/P-1)
$17,500,000              3.30%                      02/09/99                     $   17,500,000
Michigan State Trunk Line Fund Series 1998 A--Eagle Tax-Exempt Trust
 Series 982202 Class A Certificates (A-1+C)
 12,165,000              4.13                       01/07/99                         12,165,000
-----------------------------------------------------------------------------------------------
                                                                                 $   29,665,000
-----------------------------------------------------------------------------------------------
Minnesota--0.2%
Port Authority of St. Paul VRDN for Weyerhaeuser Project Series 1993 (A-1)
$ 4,000,000              4.10%                      01/07/99                     $    4,000,000
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Mississippi--0.6%
Jackson County PCRB for Chevron U.S.A. Series 1992 (VMIG1)
$10,000,000              5.10%                      01/04/99                     $   10,000,000
-----------------------------------------------------------------------------------------------
Missouri--0.4%
Missouri Environmental Improvement & Energy VRDN PCRB for Monsanto Series
 1993 (P-1)
$ 1,500,000              4.10%                      01/07/99                     $    1,500,000
Missouri Refunding RB for Washington University Series 1984 (A-1+/VMIG1)
  5,800,000              4.10                       01/07/99                          5,800,000
-----------------------------------------------------------------------------------------------
                                                                                 $    7,300,000
-----------------------------------------------------------------------------------------------
Nevada--3.1%
Clark County Refunding RB for Nevada Airport System Series 1993 A (MBIA)
 (A-1+/VMIG1)
$52,060,000              3.85%                      01/07/99                     $   52,060,000
-----------------------------------------------------------------------------------------------
New Jersey--1.6%
New Jersey TRANS Series 1999 A (A-1+/P-1)
$ 5,000,000              3.35%                      03/11/99                     $    5,000,000
 13,500,000              2.95                       03/17/99                         13,500,000
  7,500,000              3.35                       04/06/99                          7,500,000
-----------------------------------------------------------------------------------------------
                                                                                 $   26,000,000
-----------------------------------------------------------------------------------------------
New Mexico--0.4%
State of New Mexico TRANS Series 1998 (SP-1+/MIG1)
$ 6,800,000              4.25%                      06/30/99                     $    6,821,041
-----------------------------------------------------------------------------------------------
New York--6.2%
Long Island Power Authority Electric System Subordinated RB Series 3
 (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale)
 (A-1+/VMIG1)
$22,000,000              2.90%                      03/11/99                     $   22,000,000
Long Island Power Authority Electric System Subordinated RB Series 4
 (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale)
 (A-1+/VMIG1)
 24,800,000              3.05                       03/09/99                         24,800,000
Long Island Power Authority Electric System Subordinated RB Series 6
 (Morgan Guaranty Trust Co./ABN/AMRO Bank, N.V.) (A-1+/VMIG1)
 16,930,000              4.85                       01/04/99                         16,930,000
New York City Adjustable Rate GO Bonds Series 1994 B/Subseries B-2 (Morgan
 Guaranty Trust) (A-1+/VMIG1)
    700,000              5.00                       01/04/99                            700,000
New York City GO Bonds Fiscal 1995 Series B-5 (MBIA) (A-1+/VMIG1)
  2,370,000              5.15                       01/04/99                          2,370,000

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
New York (continued)
New York City GO Puttable Tax-Exempt Receipts Series 1995 D (MBIA) (VMIG1)
$ 8,500,000              4.25%                      01/07/99                     $    8,500,000
New York City Health & Hospitals Corp. Health System Bonds Series 1997 B
 (Canadian Imperial Bank of Commerce) (A-1+/VMIG1)
    600,000              3.95                       01/07/99                            600,000
New York City Transitional Finance Authority Future Tax Secured Bonds
 Series 1999 A, Subseries A-1 (A-1+/VMIG1)
  5,000,000              4.05                       01/07/99                          5,000,000
New York City Transitional Finance Authority Future Tax Secured Bonds
 Series 1999 A, Subseries A-2 (A-1+/VMIG1)
 10,000,000              3.90                       01/07/99                         10,000,000
New York State Environmental Facility Corp. RB Eagle Tax-Exempt Trust
 Series 1994 D, Class A COPS (A-1+)
 11,000,000              4.13                       01/07/99                         11,000,000
Syracuse University IDA RB for Syracuse University Eggers Hall Series 1993
 (Morgan Guaranty Trust Co.) (A-1+/VMIG1)
  2,600,000              5.00                       01/04/99                          2,600,000
-----------------------------------------------------------------------------------------------
                                                                                 $  104,500,000
-----------------------------------------------------------------------------------------------
North Carolina--4.0%
Charlotte Variable Rate Airport Refunding RB Series 1993 A (MBIA)
 (A-1+/VMIG1)
$ 1,500,000              3.85%                      01/07/99                     $    1,500,000
City of Greensboro COPS Series 1998 (A-1+/VMIG1)
  5,000,000              4.10                       01/07/99                          5,000,000
North Carolina State Public School Building Bonds Series 1998A Puttable
 Floating Option Tax-Exempt Receipts Series PA 283 (A-1+)
  8,750,000              4.10                       01/07/99                          8,750,000
Person County PCRB for Carolina Power & Light Series 1992 A (A-1/P-1)
 16,400,000              4.10                       01/07/99                         16,400,000
Rockingham County Refunding PCRB for Philip Morris Project Series 1992 (A-
 1/P-1)(b)
  7,700,000              4.10                       01/07/99                          7,700,000
Wake County Industrial Facilities & Pollution Control Financing Authority
 PCRB for Carolina Power & Light Series 1990 B (Bank of New York)(A-1+/P-
 1)
  7,000,000              3.15                       03/11/99                          7,000,000
 10,000,000              2.90                       03/23/99                         10,000,000
 10,000,000              2.90                       03/24/99                         10,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   66,350,000
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Ohio--0.8%
Columbus Electric System RB Series 1994 (Union Bank of Switzerland LOC)
 (VMIG1)
$10,900,000              3.30%                      02/01/99                     $   10,900,000
Hamilton County Adjustable Rate Hospital Facilities RB for the Health
 Alliance of Greater Cincinnati Series 1997 B (MBIA) (A-1+/VMIG1)
  2,800,000              4.00                       01/07/99                          2,800,000
-----------------------------------------------------------------------------------------------
                                                                                 $   13,700,000
-----------------------------------------------------------------------------------------------
Oklahoma--1.4%
Muskogee Industrial Trust Pollution Control for Oklahoma Gas and Electric
 Company Project Series 1997 A (A-1+/VMIG1)
$23,500,000              4.05%                      01/07/99                     $   23,500,000
-----------------------------------------------------------------------------------------------
Oregon--1.2%
Oregon Veterans Welfare VRDN Series 73 H (A-1+/VMIG1)
$19,300,000              4.10%                      01/07/99                     $   19,300,000
-----------------------------------------------------------------------------------------------
Pennsylvania--3.0%
Commonwealth of Pennsylvania GO Bonds First Series 1994 Eagle Tax-Exempt
 Trust 943804/Class A COPS (AMBAC) (A-1C)
$15,030,000              4.15%                      01/07/99                     $   15,030,000
Philadelphia City TRANS Series A 1998-1999 (SP-1+/MIG1)
 31,625,000              4.25                       06/30/99                         31,757,203
Delaware County IDA PCRB for BP Oil, Inc. Project Series 1985
 (A-1+/P-1)
  4,300,000              5.00                       01/04/99                          4,300,000
-----------------------------------------------------------------------------------------------
                                                                                 $   51,087,203
-----------------------------------------------------------------------------------------------
South Carolina--1.7%
Piedmont Municipal Power Agency Refunding RB Series 1996 C (MBIA) (A-
 1+/VMIG1)
$20,000,000              3.85%                      01/07/99                     $   20,000,000
York County Floating/Fixed Rate PCRB Pooled Series 1984-North Carolina
 Electric Membership Corp. VRDN (NRU) (A-1+/VMIG1)
  8,425,000              4.05                       01/07/99                          8,425,000
-----------------------------------------------------------------------------------------------
                                                                                 $   28,425,000
-----------------------------------------------------------------------------------------------
Tennessee--0.1%
Blount County IDB PCRB for Aluminum Company of America Series 1992 (A-1)
 $2,450,000              4.15%                      01/07/99                     $    2,450,000
-----------------------------------------------------------------------------------------------
Texas--13.2%
City of San Antonio Electric & Gas System Revenue RB Series 1997 SG 104,
 SG 105 (A-1+C)
$20,200,000              4.10%                      01/07/99                     $   20,200,000

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Texas (continued)
Coastal Bend Health Facilities Development Corp. for Incarnate Word Health
 System RB Series 1998 B (AMBAC) (VMIG1)
$10,100,000              4.05%                      01/07/99                     $   10,100,000
Coastal Bend Health Facilities Development Corp. RB Series 1997
 (First National Bank of Chicago) (VMIG1)
  1,000,000              4.00                       01/07/99                          1,000,000
Gulf Coast Waste Disposal Authority PCRB for Monsanto Series 1996 (P-1)
  5,300,000              4.15                       01/07/99                          5,300,000
Gulf Coast Waste Disposal Authority PCRB Series 1992 (Amoco Corp.) (A-
 1+/VMIG1)
  9,575,000              5.10                       01/04/99                          9,575,000
Harris County Health Facilities Development Corp. RB for Memorial Hospital
 System Series 1997 B (MBIA) (A-1+/VMIG1)
  3,500,000              3.90                       01/07/99                          3,500,000
Harris County Health Facilities Development Corp. RB for Methodist
 Hospital Series 1994 (A-1+)
  5,000,000              5.00                       01/04/99                          5,000,000
Harris County Health Facilities Development Corp. Unit Priced Demand
 Adjustable RB for St. Luke's Episcopal Hospital Series
 1997 A (A-1+)
  9,800,000              4.85                       01/04/99                          9,800,000
Harris County IDA PCRB for Exxon Corp. Series 1984 B (A-1+)
 11,300,000              5.00                       01/04/99                         11,300,000
Harris County Toll Road VRDN Series 1994 E (A-1+/VMIG1)
 10,700,000              3.95                       01/07/99                         10,700,000
Harris County Toll Road VRDN Series 1994 F (A-1+/VMIG1)
 11,300,000              3.95                       01/07/99                         11,300,000
San Antonio Electric & Gas System CP Notes Series A (A-1+/P-1)
 18,000,000              3.05                       03/16/99                         18,000,000
 10,000,000              3.00                       04/08/99                         10,000,000
State of Texas TRANS Series 1997 B (A-1+/P-1)
 14,000,000              2.95                       07/28/99                         14,000,000
 14,000,000              2.95                       08/23/99                         14,000,000
State of Texas TRANS Series 1998 (SP-1+/MIG1)
 56,000,000              4.50                       08/31/99                         56,539,392
Waco Health Facilities Development Corp. Variable Rate RB for Charity
 Obligation Group Series 1997 E (A-1+/VMIG1)
  4,800,000              3.90                       01/07/99                          4,800,000
West Side Calhoun County Development Corp. PCRB Series 1985
 (A-1+/P-1)
  5,800,000              5.00                       01/04/99                          5,800,000
-----------------------------------------------------------------------------------------------
                                                                                 $  220,914,392
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity                       Amortized
  Amount                 Rate                         Date                            Cost

-----------------------------------------------------------------------------------------------
Utah--1.9%
Central Utah Water Conservancy District GO Limited Tax Refunding Bonds
 Variable Rate Tender Option Bonds Series 1998 F (AMBAC) (A-1+/VMIG1)
$ 6,000,000              3.95%                      01/07/99                     $    6,000,000
Salt Lake County PCRB for Service Station/British Petroleum Series 1994 B
 (A-1+)
  6,800,000              5.00                       01/04/99                          6,800,000
Utah State Board of Regents Auxiliary and Campus Facilities System RB
 Series 1997 A (A-1+/VMIG1)
 18,690,000              3.75                       01/07/99                         18,690,000
-----------------------------------------------------------------------------------------------
                                                                                 $   31,490,000
-----------------------------------------------------------------------------------------------
Virginia--3.5%
Chesterfield County IDA PCRB for Philip Morris Companies, Inc. Series 1992
 (A-1/P-1)(b)
$14,700,000              4.10%                      01/07/99                     $   14,700,000
Chesterfield County IDA PCRB for Virginia Electric & Power Series 1985 (A-
 1/VMIG1)
  8,000,000              3.10                       01/15/99                          8,000,000
Louisa PCRB for Virginia & Electric Power Series 1984 (A-1/VMIG1)
  2,000,000              3.15                       01/26/99                          2,000,000
  3,900,000              3.15                       01/27/99                          3,900,000
  4,000,000              3.10                       03/17/99                          4,000,000
  4,000,000              3.15                       03/18/99                          4,000,000
Roanoke City VRDN for Carilion Health System Hospital Series B (A-1/VMIG1)
  6,600,000              5.00                       01/04/99                          6,600,000
York County IDA PCRB for Virginia Electric & Power Series 1985
 (A-1/VMIG1)
  5,600,000              3.10                       01/15/99                          5,600,000
  9,000,000              3.00                       02/01/99                          9,000,000
-----------------------------------------------------------------------------------------------
                                                                                 $   57,800,000
-----------------------------------------------------------------------------------------------
Washington--1.9%
King County Limited Tax GO Bonds Series 1994 A Eagle Tax-Exempt Trust
 Series 97C 4701/Class A Certificates (A-1+C)
$ 5,410,000              4.13%                      01/07/99                     $    5,410,000
King County Sewer Revenue BANS CP Series A (A-1/P-1)
 14,100,000              3.05                       03/18/99                         14,100,000
Washington Health Care Facilities Authority VRDN for Hutchinson Cancer
 Research Center Series 1991 A (Morgan Guaranty Trust LOC) (VMIG1)
  6,075,000              5.30                       01/04/99                          6,075,000

 Principal            Interest                   Maturity                     Amortized
  Amount                Rate                       Date                          Cost

---------------------------------------------------------------------------------------------
Washington (continued)
Washington Health Care Facilities Authority VRDN for Fred Hutchinson
 Cancer Research Center Series 1996 (Morgan Guaranty Trust LOC) (VMIG1)
$ 6,000,000             5.30%                    01/04/99                   $    6,000,000
---------------------------------------------------------------------------------------------
                                                                            $   31,585,000
---------------------------------------------------------------------------------------------
Wisconsin--5.1%
City of Milwaukee Short-Term School Order Notes Series 1998 B
 (SP-1+/MIG1)
$48,500,000             4.25%                    08/26/99                   $   48,719,616
Milwaukee IDRB Multi-Modal for Pharmacia & Upjohn, Inc.
 Series 1994 (P-1)
  8,000,000             4.70                     01/07/99                        8,000,000
Milwaukee Metropolitan Sewage District GO Capital Purpose Bonds Series
 1992 A Eagle Tax-Exempt Trust Series 944905 (A-1C)
 10,300,000             4.15                     01/07/99                       10,300,000
State of Wisconsin Operating Notes Series 1998 (SP-1+/MIG1)
 12,500,000             4.50                     06/15/99                       12,578,765
Wisconsin Health & Educational Facilities Authority VRDN for Wheaton
 Franciscan Services Series 1997 (Toronto Dominion Bank) (A-1+/VMIG1)
  6,575,000             4.00                     01/07/99                        6,575,000
---------------------------------------------------------------------------------------------
                                                                            $   86,173,381
---------------------------------------------------------------------------------------------
Wyoming--1.6%
Converse County PCRB for PacifiCorp Series 1994 (AMBAC) (A-1/VMIG1)
$ 4,690,000             5.00%                    01/04/99                   $    4,690,000
Kemmerer PCRB for Exxon Project Series 1984 (A-1+)
  9,400,000             5.10                     01/04/99                        9,400,000
Lincoln County PCRB for PacifiCorp Project Series 1994 (AMBAC)
 (A-1/VMIG1)
  4,100,000             5.00                     01/04/99                        4,100,000
Sweetwater PCRB for Idaho Power Co. Series 1996 C (A-1/VMIG1)
  3,400,000             5.15                     01/04/99                        3,400,000
Uinta County PCRB for Chevron Project Series 1993 (P-1)
  5,200,000             5.10                     01/04/99                        5,200,000
---------------------------------------------------------------------------------------------
                                                                            $   26,790,000
---------------------------------------------------------------------------------------------
Total Investments                                                           $1,706,482,755(c)
---------------------------------------------------------------------------------------------

(a) Forward commitments.

(b) A portion of this security is segregated for forward commitments.

(c) The amount stated also represents aggregate cost for federal income tax purposes.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------


--------------------------------------------------------------------------------
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current resent rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
Investment Abbreviations:

 AMBAC   --Insured by American Municipal Bond Assurance Corp.
 COPS    --Certificates of Participation
 FGIC    --Insured by Financial Guaranty Insurance Co.
 FSA     --Insured by Financial Security Assistance Co.
 GO      --General Obligation
 IDA     --Industrial Development Authority
 IDB     --Industrial Development Bond
 IDRB    --Industrial Development Revenue Bond
 LOC     --Letter of Credit
 MBIA    --Insured by Municipal Bond Investors Assurance
 MF Hsg. --Multi-Family Housing
 NRU LOC --Insured by National Rural Utilities Cooperative Finance Corp.
 PCRB    --Pollution Control Revenue Bond
 RB      --Revenue Bond
 TANS    --Tax Anticipation Note
 TRANS   --Tax Revenue Anticipation Note
 VRDN    --Variable Rate Demand Note
------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

                                         Prime                       Premium
                                      Obligations    Money Market  Money Market
                                          Fund           Fund          Fund
                                            -----------------------------------
Assets:
Investment in securities, at value
 based on amortized cost             $6,636,599,406 $6,085,098,505 $621,016,668
Cash                                        298,327            --        80,748
Receivables:
  Interest                               27,706,012     33,999,989    2,181,794
  Reimbursement from advisor                450,137        294,071      100,349
Deferred organization expenses, net             --           3,394          --
Other assets                                 84,694         13,758          --
-------------------------------------------------------------------------------
  Total assets                        6,665,138,576  6,119,409,717  623,379,559
-------------------------------------------------------------------------------
Liabilities:
Due to Bank                                     --          61,649          --
Payables:
  Investment securities purchased               --     100,000,000          --
  Income distribution                    31,259,879     32,340,715    2,339,046
  Management fee                          1,114,213      1,131,543       81,432
Accrued expenses and other
 liabilities                              1,032,401        882,057      208,824
-------------------------------------------------------------------------------
  Total liabilities                      33,406,493    134,415,964    2,629,302
-------------------------------------------------------------------------------
Net Assets:
Paid-in capital                       6,631,732,083  5,984,993,753  620,750,257
Accumulated undistributed net
 investment income                              --             --           --
Accumulated net realized gain
 (loss) on investment transactions              --             --           --
-------------------------------------------------------------------------------
  Net assets                         $6,631,732,083 $5,984,993,753 $620,750,257
-------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share
 (net assets/shares outstanding)              $1.00          $1.00        $1.00
-------------------------------------------------------------------------------
Shares outstanding:
FST shares                            5,831,768,188  4,995,780,038  479,851,439
FST Preferred shares                    132,561,671     93,218,173  107,516,022
FST Administration shares               331,197,822    399,471,260   13,727,829
FST Service shares                      336,204,402    496,524,282   19,654,967
-------------------------------------------------------------------------------
Total shares of beneficial interest
 outstanding, $.001 par value
 (unlimited number of shares
 authorized)                          6,631,732,083  5,984,993,753  620,750,257
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Treasury       Treasury                                    Tax-Free
 Obligations    Instruments    Government      Federal      Money Market
     Fund           Fund          Fund           Fund           Fund
--------------------------------------------------------------------------
$5,400,245,358  $866,472,971 $3,092,844,155 $3,639,154,305 $1,706,482,755
         3,332        27,082         14,592          4,901        762,747
    11,441,856           --       9,337,823      8,090,270     10,521,899
       165,686        89,086         88,747        214,668         68,684
           --            --             --             --           8,495
        18,445         1,084            --           3,117          1,307
--------------------------------------------------------------------------
 5,411,874,677   866,590,223  3,102,285,317  3,647,467,261  1,717,845,887
--------------------------------------------------------------------------
           --            --             --             --             --
           --            --     172,826,151    247,824,722     38,380,000
    21,345,388     3,278,932     11,985,692     14,253,493      4,276,340
       785,788       131,417        430,250        498,403        236,180
     1,041,214       167,150        696,073        704,865        279,077
--------------------------------------------------------------------------
    23,172,390     3,577,499    185,938,166    263,281,483     43,171,597
--------------------------------------------------------------------------
 5,388,702,287   863,008,071  2,916,347,151  3,384,185,270  1,674,687,909
           --            --             --             --             --
           --          4,653            --             508        (13,619)
--------------------------------------------------------------------------
$5,388,702,287  $863,012,724 $2,916,347,151 $3,384,185,778 $1,674,674,290
--------------------------------------------------------------------------
         $1.00         $1.00          $1.00          $1.00          $1.00
--------------------------------------------------------------------------
 3,521,332,237   822,206,369  1,563,870,902  2,346,253,833  1,456,015,068
   285,244,600         1,616    245,628,297     26,723,880     20,882,055
 1,080,496,197    23,673,636    407,360,955    690,084,049    146,800,755
   501,629,253    17,126,450    699,486,997    321,123,508     50,990,031
--------------------------------------------------------------------------
 5,388,702,287   863,008,071  2,916,347,151  3,384,185,270  1,674,687,909
--------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                          Prime                      Premium
                                       Obligations   Money Market  Money Market
                                           Fund          Fund          Fund
                                               --------------------------------
Investment income:
Interest                               $318,336,858  $338,553,940  $22,796,216
-------------------------------------------------------------------------------
Expenses:
Management fees                          11,710,577    12,445,772      843,317
Custodian fees                              552,698       555,902       84,641
Registration fees                           819,764       331,256      206,183
Professional fees                            41,981        73,465       36,472
Trustee fees                                 35,073        36,175       10,931
Amortization of deferred organization
 expenses                                       --          9,038          --
Service share fees                        1,167,952     2,478,988       49,926
Administration share fees                   832,405       947,740       20,162
Preferred share fees                        156,506        76,867      102,701
Other                                       165,425       107,752       20,694
-------------------------------------------------------------------------------
  Total expenses                         15,482,381    17,062,955    1,375,027
  Less--expenses reimbursed and fees
   waived by Goldman Sachs               (2,956,784)   (2,537,081)    (534,957)
-------------------------------------------------------------------------------
  Net expenses                           12,525,597    14,525,874      840,070
-------------------------------------------------------------------------------
Net investment income                   305,811,261   324,028,066   21,956,146
-------------------------------------------------------------------------------
Net realized gain on investment
 transactions                                78,008        66,176       16,410
-------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                       $305,889,269  $324,094,242  $21,972,556
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Treasury       Treasury                                        Tax-Free
 Obligations     Instruments     Government       Federal       Money Market
     Fund           Fund            Fund            Fund            Fund
----------------------------------------------------------------------------
 $251,765,564    $21,275,471    $150,324,658    $137,467,745    $48,952,424
----------------------------------------------------------------------------
    9,566,416        884,528       5,599,007       5,186,650      2,900,718
      517,367         58,559         372,110         314,288         54,454
      510,717        219,192         134,697         249,970        201,854
       41,553         36,820          39,892          38,967         38,607
       28,238         12,231          21,777          19,410         15,405
          --             --              --              --          15,585
    2,019,235         97,057       3,225,643       1,312,961        254,984
    2,373,198         49,689         845,644         951,754        360,347
      307,604            --           96,834         122,073         93,209
      133,448         22,879          63,455          57,032         21,191
----------------------------------------------------------------------------
   15,497,776      1,380,955      10,399,059       8,253,105      3,956,354
   (2,327,675)      (449,425)     (1,275,663)     (1,269,935)      (678,201)
----------------------------------------------------------------------------
   13,170,101        931,530       9,123,396       6,983,170      3,278,153
----------------------------------------------------------------------------
  238,595,463     20,343,941     141,201,262     130,484,575     45,674,271
----------------------------------------------------------------------------
    1,450,576        174,690             --           31,979          1,321
----------------------------------------------------------------------------
 $240,046,039    $20,518,631    $141,201,262    $130,516,554    $45,675,592
----------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Prime                              Premium
                               Obligations       Money Market     Money Market
                                   Fund              Fund             Fund
                                         ----------------------------------------
From operations:
Net investment income        $    305,811,261  $    324,028,066  $    21,956,146
Net realized gain on
 investment transactions               78,008            66,176           16,410
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations      305,889,269       324,094,242       21,972,556
---------------------------------------------------------------------------------
Distributions to
 shareholders from:
Net investment income
  FST shares                     (269,081,520)     (276,370,684)     (15,650,407)
  FST Preferred shares             (8,232,389)       (4,076,565)      (5,432,663)
  FST Administration shares       (17,131,415)      (19,556,691)        (410,201)
  FST Service shares              (11,435,814)      (24,091,684)        (479,285)
---------------------------------------------------------------------------------
  Total distributions to
   shareholders                  (305,881,138)     (324,095,624)     (21,972,556)
---------------------------------------------------------------------------------
From share transactions (at
 $1.00 per share):
Proceeds from sales of
 shares                        57,969,401,996    69,898,690,078    5,229,951,088
Reinvestment of dividends
 and distributions                 93,909,532       166,197,933       14,446,374
Cost of shares repurchased    (55,869,833,965)  (68,984,229,619)  (4,844,668,494)
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from share
   transactions                 2,193,477,563     1,080,658,392      399,728,968
---------------------------------------------------------------------------------
  Total increase                2,193,485,694     1,080,657,010      399,728,968
Net assets:
Beginning of year               4,438,246,389     4,904,336,743      221,021,289
---------------------------------------------------------------------------------
End of year                  $  6,631,732,083  $  5,984,993,753  $   620,750,257
---------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --               --
---------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Treasury          Treasury                                             Tax-Free
  Obligations        Instruments       Government         Federal        Money Market
      Fund              Fund              Fund              Fund             Fund
----------------------------------------------------------------------------------------
$    238,595,463   $    20,343,941  $    141,201,262  $    130,484,575  $    45,674,271
       1,450,576           174,690               --             31,979            1,321
----------------------------------------------------------------------------------------
     240,046,039        20,518,631       141,201,262       130,516,554       45,675,592
----------------------------------------------------------------------------------------
    (157,673,844)      (18,729,601)      (87,893,105)      (92,448,326)     (36,931,756)
     (47,202,665)              (78)       (4,985,314)       (6,428,582)      (2,953,491)
     (19,083,866)         (927,699)      (17,131,280)      (19,097,019)      (4,375,262)
     (16,085,664)         (857,978)      (31,191,563)      (12,542,759)      (1,413,762)
----------------------------------------------------------------------------------------
    (240,046,039)      (20,515,356)     (141,201,262)     (130,516,686)     (45,674,271)
----------------------------------------------------------------------------------------
  53,000,555,348     3,317,001,578    29,790,708,579    14,894,751,480    9,696,660,958
      91,114,922         8,446,401        37,971,285        64,289,412       19,443,237
 (51,218,122,026)   (2,983,195,546)  (29,278,022,826)  (13,748,692,419)  (9,161,617,389)
----------------------------------------------------------------------------------------
   1,873,548,244       342,252,433       550,657,038     1,210,348,473      554,486,806
----------------------------------------------------------------------------------------
   1,873,548,244       342,255,708       550,657,038     1,210,348,341      554,488,127
   3,515,154,043       520,757,016     2,365,690,113     2,173,837,437    1,120,186,163
----------------------------------------------------------------------------------------
$  5,388,702,287   $   863,012,724  $  2,916,347,151  $  3,384,185,778  $ 1,674,674,290
----------------------------------------------------------------------------------------
             --                --                --                --               --
----------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                  Prime                             Premium
                               Obligations       Money Market     Money Market
                                   Fund              Fund           Fund(a)
                             --------------------------------------------------
From operations:
Net investment income        $    277,979,593  $    266,229,854  $    4,194,052
Net realized gain (loss) on
 investment transactions               15,992            32,849             --
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations      277,995,585       266,262,703       4,194,052
--------------------------------------------------------------------------------
Distributions to
 shareholders from:
Net investment income
  FST shares                     (247,361,553)     (231,700,902)     (3,890,656)
  FST Preferred shares             (9,751,263)       (3,010,280)         (7,210)
  FST Administration shares       (13,824,313)      (16,410,842)       (295,011)
  FST Service shares               (7,042,464)      (15,107,830)         (1,175)
Net realized gain on
 investment transactions
  FST shares                          (22,695)          (24,966)            --
  FST Preferred shares                   (752)             (571)            --
  FST Administration shares            (1,302)              (31)            --
  FST Service shares                     (464)           (6,853)            --
--------------------------------------------------------------------------------
  Total distributions to
   shareholders                  (278,004,806)     (266,262,275)     (4,194,052)
--------------------------------------------------------------------------------
From share transactions (at
 $1.00 per share):
Proceeds from sales of
 shares                        53,179,415,600    68,053,947,094   1,075,863,230
Reinvestment of dividends
 and distributions                112,453,328       134,114,443       1,495,718
Cost of shares repurchased    (53,213,589,524)  (66,241,742,997)   (856,337,659)
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from share
   transactions                    78,279,404     1,946,318,540     221,021,289
--------------------------------------------------------------------------------
  Total increase                   78,270,183     1,946,318,968     221,021,289
Net assets:
Beginning of period             4,359,976,206     2,958,017,775             --
--------------------------------------------------------------------------------
End of period                $  4,438,246,389  $  4,904,336,743  $  221,021,289
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --              --
--------------------------------------------------------------------------------

(a) Commencement dates of operations for the Premium Money Market, Treasury Instruments and the Federal Fund were August 1, 1997, March 3, 1997 and February 28, 1997, respectively.
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Treasury          Treasury                                            Tax-Free
  Obligations        Instruments       Government         Federal       Money Market
      Fund             Fund(a)            Fund            Fund(a)           Fund
---------------------------------------------------------------------------------------
$    165,098,980   $    11,388,062  $    110,081,406  $    50,895,735  $    28,536,346
         300,712            89,851           127,727           (7,673)          (2,081)
---------------------------------------------------------------------------------------
     165,399,692        11,477,913       110,209,133       50,888,062       28,534,265
---------------------------------------------------------------------------------------
    (112,020,839)      (10,293,085)      (70,362,803)     (35,377,629)     (23,828,347)
      (5,711,597)              (45)       (1,492,230)      (3,504,242)        (542,008)
     (35,669,978)          (62,666)      (13,365,067)      (7,278,709)      (3,161,663)
     (11,696,566)       (1,032,266)      (24,861,306)      (4,726,842)      (1,004,328)
        (253,465)          (78,370)          (94,763)             --               --
          (9,681)               (1)           (1,310)             --               --
         (92,228)             (459)          (15,668)             --               --
         (25,376)           (9,643)          (42,470)             --               --
---------------------------------------------------------------------------------------
    (165,479,730)      (11,476,535)     (110,235,617)     (50,887,422)     (28,536,346)
---------------------------------------------------------------------------------------
  30,901,418,469     1,886,752,702    20,842,203,467    7,175,698,490    6,856,129,085
      61,924,789         3,001,270        30,237,427       17,286,075        8,395,593
 (30,543,252,110)   (1,368,998,334)  (19,734,267,186)  (5,019,147,768)  (6,285,421,492)
---------------------------------------------------------------------------------------
     420,091,148       520,755,638     1,138,173,708    2,173,836,797      579,103,186
---------------------------------------------------------------------------------------
     420,011,110       520,757,016     1,138,147,224    2,173,837,437      579,101,105
   3,095,142,933               --      1,227,542,889              --       541,085,058
---------------------------------------------------------------------------------------
$  3,515,154,043   $   520,757,016  $  2,365,690,113  $ 2,173,837,437  $ 1,120,186,163
---------------------------------------------------------------------------------------
             --                --                --   $         8,313              --
---------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1998
---------------------------------------  ---------------------------------------
1. Organization
The Goldman Sachs Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Financial Square Funds, collectively "the Funds" or individually a "Fund". Financial Square consists of nine diversified funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market (inactive as of December 31, 1998). The Financial Square Funds offer four classes of shares: FST shares, FST Preferred shares, FST Administration shares and FST Service shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. In addition, the Tax-Free Money Market Fund seeks to provide shareholders with a high level of income exempt from federal income tax.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation--
Each Fund uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Interest Income--
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

C. Federal Taxes--
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to shareholders. Accordingly, no federal tax provisions are required.
 The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
 At December 31, 1998 (tax year-end), the following fund had a capital loss carryforward for U.S. Federal tax purposes of approximately:

                                                                      Years of
       Fund                                                  Amount  Expiration
       ----                                                  ------- ----------
Tax-Free Money Market....................................... $11,000 2003-2005

This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D. Deferred Organization Expenses--
Organization-related costs are amortized on a straight-line basis over a period of five years.

E. Expenses--
Expenses incurred by the Funds that do not specifically relate to an individual fund are generally allocated to the Funds based on the nature of the expense.
 Shareholders of FST Preferred, FST Administration and FST Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

3. Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to general supervision by the Trust's Board of Trustees, manages the Funds' portfolios and administers each Fund's business affairs, including providing facilities. As compensation for the services rendered under the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .205% of each Fund's average daily net assets.
 For the year ended December 31, 1998, GSAM has voluntarily agreed to waive a portion of its management fee. In addition, GSAM has limited certain of each of the Fund's expenses (excluding management fees, service organization fees, taxes, interest, brokerage commissions, litigation, indemnification and other extraordinary expenses) to the extent that such expenses exceed .01% per annum of each Fund's average daily net assets.
 Goldman Sachs serves as Transfer Agent and Distributor of shares of the Funds pursuant to Transfer Agent and Distribution Agreements and receives no separate fee.
 The following chart outlines the fee waivers and expense reimbursements for the year ended December 31, 1998 (in thousands):

                              Management
                                 Fees                     Expense
Fund                            Waived                 Reimbursements               Total
------------------------------------------------------------------------------------------
Prime Obligations               $2,000                      $957                    $2,957
------------------------------------------------------------------------------------------
Money Market                     2,125                       412                     2,537
------------------------------------------------------------------------------------------
Premium Money Market               224                       311                       535
------------------------------------------------------------------------------------------
Treasury Obligations             1,633                       695                     2,328
------------------------------------------------------------------------------------------
Treasury Instruments               151                       298                       449
------------------------------------------------------------------------------------------
Government                         956                       320                     1,276
------------------------------------------------------------------------------------------
Federal                            886                       384                     1,270
------------------------------------------------------------------------------------------
Tax-Free Money Market              495                       183                       678

4. Preferred, Administration and Service Plans
The Funds have adopted Preferred, Administration and Service Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Preferred, Administration and Service Plans provide for compensation to the service organizations in an amount up to
 .10%, .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.
                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998
---------------------------------------  ---------------------------------------

5.Line of Credit Facility
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended December 31, 1998, the Funds did not have any borrowings under this facility.

6.Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at a custodian.

7.Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements.
 At December 31, 1998, the Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds had undivided interests in the repurchase agreements held in the following joint account, which equaled $201,300,000, $36,200,000, $182,800,000, $1,678,200,000 and $314,000,000 in
principal amount, respectively. At December 31, 1998, the repurchase agreements held in this joint account were fully collateralized by U.S. Treasury obligations.

  Principal              Interest                    Maturity                      Amortized
    Amount                 Rate                        Date                           Cost
-----------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, Inc.
$1,285,000,000             4.95%                    01/04/1999                   $1,285,000,000
Goldman, Sachs & Co.
   500,000,000             4.75                     01/04/1999                      500,000,000
SBC Warburg Dillon Read Corp.
   500,000,000             4.70                     01/04/1999                      500,000,000
 1,098,400,000             4.75                     01/04/1999                    1,098,400,000
-----------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                         $3,383,400,000
-----------------------------------------------------------------------------------------------

At December 31, 1998, the Prime Obligations, Premium Money Market, and Government Funds had undivided interests in the repurchase agreements in the following joint account II, which equaled $700,000,000 and $50,000,000, and $200,000,000 in principal amount, respectively. At December 31, 1998, the following repurchase agreements held in the following joint account were fully collateralized by Federal Agency obligations.

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
ABN/AMRO, Inc.
$120,000,000             5.15%                    01/04/1999                   $  120,000,000
Deutsche Bank
  77,300,000             5.07                     01/04/1999                       77,300,000
Donaldson, Lufkin & Jenrette, Inc.
 150,000,000             4.95                     01/04/1999                      150,000,000
J.P. Morgan Securities, Inc.
 700,000,000             4.75                     01/04/1999                      700,000,000
Morgan Stanley & Co.
 200,000,000             4.95                     01/04/1999                      200,000,000
NationsBanc Montgomery Securities LLC
 125,000,000             5.15                     01/04/1999                      125,000,000
---------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account II                                    $1,372,300,000
---------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
8.Other Matters
Pursuant to an SEC exemptive order, certain of the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain annual limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

9. Certain Reclassifications
In accordance with Statement of Position 93-2, the Financial Square Federal
Fund has reclassified $8,313 from accumulated undistributed net investment income to accumulated net realized loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.
                                         ---------------------------------------
---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998

--------------------------------------------------------------------------------

10. Summary of Share Transactions (at $1.00 per share)
Share activity for the year ended December 31, 1998 is as follows:

                                   Prime                           Premium
                                Obligations     Money Market     Money Market
                                   Fund             Fund             Fund
-------------------------------------------------------------------------------
 FST shares:
 Shares sold                   50,577,781,681   64,642,205,884   4,885,235,788
 Reinvestment of dividends
  and distributions                81,013,084      145,091,154       9,694,829
 Shares repurchased           (48,694,767,051) (64,138,032,706) (4,633,271,570)
                                      -----------------------------------------
                                1,964,027,714      649,264,332     261,659,047
-------------------------------------------------------------------------------
 FST Preferred shares:
 Shares sold                    1,635,375,108      587,335,211     212,622,508
 Reinvestment of dividends
  and distributions                 1,663,959        3,560,753       4,477,152
 Shares repurchased            (1,657,247,424)    (517,936,393)   (110,141,465)
                                      -----------------------------------------
                                  (20,208,357)      72,959,571     106,958,195
-------------------------------------------------------------------------------
 FST Administration shares:
 Shares sold                    2,386,485,745    2,258,106,370      37,942,427
 Reinvestment of dividends
  and distributions                 5,232,944       13,668,515         128,617
 Shares repurchased            (2,302,131,386)  (2,093,556,998)    (25,799,913)
                                      -----------------------------------------
                                   89,587,303      178,217,887      12,271,131
-------------------------------------------------------------------------------
 FST Service shares:
 Shares sold                    3,369,759,462    2,411,042,613      94,150,365
 Reinvestment of dividends
  and distributions                 5,999,545        3,877,511         145,776
 Shares repurchased            (3,215,688,104)  (2,234,703,522)    (75,455,546)
                                      -----------------------------------------
                                  160,070,903      180,216,602      18,840,595
-------------------------------------------------------------------------------
 Net increase in shares         2,193,477,563    1,080,658,392     399,728,968
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Treasury         Treasury                                         Tax-Free
   Obligations      Instruments      Government        Federal       Money Market
       Fund             Fund            Fund             Fund            Fund
-----------------------------------------------------------------------------------
  38,811,128,138    3,155,786,943   19,929,403,199  10,287,288,538   8,343,229,377
      53,825,326        7,667,006       28,357,386      45,213,214      17,430,024
 (37,561,525,035)  (2,837,666,325) (19,872,424,728) (9,111,928,825) (7,844,065,473)
-----------------------------------------------------------------------------------
   1,303,428,429      325,787,624       85,335,857   1,220,572,927     516,593,928
-----------------------------------------------------------------------------------
   2,747,117,320              --     1,063,864,036     138,883,456     451,367,441
       6,885,153               77        2,648,231       7,188,094         155,091
  (2,714,118,870)             --      (828,030,762)   (313,722,647)   (465,792,140)
-----------------------------------------------------------------------------------
      39,883,603               77      238,481,505    (167,651,097)    (14,269,608)
-----------------------------------------------------------------------------------
   5,954,832,820       69,117,817    5,103,623,628   2,165,279,603     557,825,919
      16,115,116          770,968        4,155,641       6,022,375       1,389,127
  (5,629,346,838)     (50,374,164)  (5,000,220,220) (2,106,551,874)   (515,464,054)
-----------------------------------------------------------------------------------
     341,601,098       19,514,621      107,559,049      64,750,104      43,750,992
-----------------------------------------------------------------------------------
   5,487,477,070       92,096,818    3,693,817,716   2,303,299,883     344,238,221
      14,289,327            8,350        2,810,027       5,865,729         468,995
  (5,313,131,283)     (95,155,057)  (3,577,347,116) (2,216,489,073)   (336,295,722)
-----------------------------------------------------------------------------------
     188,635,114       (3,049,889)     119,280,627      92,676,539       8,411,494
-----------------------------------------------------------------------------------
   1,873,548,244      342,252,433      550,657,038   1,210,348,473     554,486,806
-----------------------------------------------------------------------------------


---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1998

--------------------------------------------------------------------------------
10. Summary of Share Transactions (at $1.00 per share) (continued)
Share activity for the year ended December 31, 1997 is as follows:

                                   Prime                           Premium
                                Obligations     Money Market    Money Market
                                   Fund             Fund           Fund(a)
------------------------------------------------------------------------------
 FST shares:
 Shares sold                   47,147,215,061   63,982,789,001  1,031,854,202
 Reinvestment of dividends
  and distributions               103,377,234      118,914,805      1,491,071
 Shares repurchased           (47,284,643,891) (62,295,549,107)  (815,152,881)
                                      ----------------------------------------
                                  (34,051,596)   1,806,154,699    218,192,392
------------------------------------------------------------------------------
 FST Preferred shares:
 Shares sold                    1,624,299,212      754,498,086        553,233
 Reinvestment of dividends
  and distributions                 1,010,173        1,861,300          4,594
 Shares repurchased            (1,599,668,091)    (753,611,334)           --
                                      ----------------------------------------
                                   25,641,294        2,748,052        557,827
------------------------------------------------------------------------------
 FST Administration shares:
 Shares sold                    2,052,177,068    2,237,080,367     42,641,449
 Reinvestment of dividends
  and distributions                 4,016,672       11,388,582             27
 Shares repurchased            (2,030,483,474)  (2,192,980,303)   (41,184,778)
                                      ----------------------------------------
                                   25,710,266       55,488,646      1,456,698
------------------------------------------------------------------------------
 FST Service shares:
 Shares sold                    2,355,724,259    1,079,579,640        814,346
 Reinvestment of dividends
  and distributions                 4,049,249        1,949,756             26
 Shares repurchased            (2,298,794,068)    (999,602,253)           --
                                      ----------------------------------------
                                   60,979,440       81,927,143        814,372
------------------------------------------------------------------------------
 Net increase in shares            78,279,404    1,946,318,540    221,021,289
------------------------------------------------------------------------------

(a) Commencement date of operations for the Premium Money Market, Treasury Instruments and the Federal Fund was August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Treasury         Treasury                                         Tax-Free
   Obligations      Instruments      Government        Federal       Money Market
       Fund           Fund(a)           Fund           Fund(a)           Fund
-----------------------------------------------------------------------------------
  21,293,469,586    1,757,063,242   16,068,538,976   4,332,722,729   6,019,992,055
      39,794,793        2,990,503       25,573,363      11,815,388       6,844,739
 (21,406,328,023)  (1,263,635,000) (15,474,321,199) (3,218,857,211) (5,528,265,772)
-----------------------------------------------------------------------------------
     (73,063,644)     496,418,745      619,791,140   1,125,680,906     498,571,022
-----------------------------------------------------------------------------------
   1,389,183,384            1,500      141,301,549     300,365,996     271,642,865
       1,089,957               39          164,952       2,470,479          87,192
  (1,191,548,937)             --      (134,432,139)   (108,461,498)   (265,308,952)
-----------------------------------------------------------------------------------
     198,724,404            1,539        7,034,362     194,374,977       6,421,105
-----------------------------------------------------------------------------------
   5,271,440,356        9,051,015    2,286,537,497   1,298,319,389     271,268,796
      12,077,349            5,093        2,533,048       1,136,485         865,271
  (5,081,525,991)      (4,897,093)  (2,134,371,808)   (674,121,929)   (220,746,099)
-----------------------------------------------------------------------------------
     201,991,714        4,159,015      154,698,737     625,333,945      51,387,968
-----------------------------------------------------------------------------------
   2,947,325,143      120,636,945    2,345,825,445   1,244,406,778     293,225,369
       8,962,690            5,635        1,966,064       1,747,321         598,391
  (2,863,849,159)    (100,466,241)  (1,991,142,040) (1,017,707,130)   (271,100,669)
-----------------------------------------------------------------------------------
      92,438,674       20,176,339      356,649,469     228,446,969      22,723,091
-----------------------------------------------------------------------------------
     420,091,148      520,755,638    1,138,173,708   2,173,836,797     579,103,186
-----------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end    Total      of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                    ------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00     5.55%    $5,831,773     0.18%        5.39%
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.45        132,558     0.28         5.26
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.29        331,196     0.43         5.14
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.03        336,205     0.68         4.89
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.05        (0.05)       1.00     5.60      3,867,739     0.18         5.46
1997-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.50        152,767     0.28         5.38
1997-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.34        241,607     0.43         5.22
1997-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.08        176,133     0.68         4.97
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.05        (0.05)       1.00     5.41      3,901,797     0.18         5.29
1996-FST Pre-
ferred Shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     5.28(c)     127,126     0.28(c)      5.19(c)
1996-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.14        215,898     0.43         5.06
1996-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.88        115,114     0.68         4.78
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.06        (0.06)       1.00     6.02      3,295,791     0.18         5.86
1995-FST Admin-
istration
shares..........     1.00      0.06        (0.06)       1.00     5.75        147,894     0.43         5.59
1995-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.49         65,278     0.68         5.33
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares..........     1.00      0.04        (0.04)       1.00     4.38(c)   2,774,849     0.18(c)      4.38(c)
1994-FST Pre-
ferred Shares...     1.00      0.04        (0.04)       1.00     4.12(c)      66,113     0.43(c)      4.18(c)
1994-FST Service
shares..........     1.00      0.04        (0.04)       1.00     3.86(c)      41,372     0.68(c)      3.98(c)
--------------------------------------------------------------------------------------------------------------
For the Years Ended January 31,
-------------------------------
1994-FST
shares..........     1.00      0.03        (0.03)       1.00     3.18      1,831,413     0.17         3.11
1994-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     2.92         35,250     0.42         2.86
1994-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.66         14,001     0.67         2.61
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                    ------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........     0.24%        5.33%
1998-FST Pre-
ferred shares...     0.34         5.20
1998-FST Admin-
istration
shares..........     0.49         5.08
1998-FST Service
shares..........     0.74         4.83
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.23         5.41
1997-FST Pre-
ferred shares...     0.33         5.33
1997-FST Admin-
istration
shares..........     0.48         5.17
1997-FST Service
shares..........     0.73         4.92
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         5.24
1996-FST Pre-
ferred Shares
(commenced May
1)..............     0.33(c)      5.14(c)
1996-FST Admin-
istration
shares..........     0.48         5.01
1996-FST Service
shares..........     0.73         4.73
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.22         5.82
1995-FST Admin-
istration
shares..........     0.47         5.55
1995-FST Service
shares..........     0.72         5.29
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares..........     0.24(c)      4.32(c)
1994-FST Pre-
ferred Shares...     0.49(c)      4.12(c)
1994-FST Service
shares..........     0.74(c)      3.92(c)
--------------------------------------------------------------------------------------------------------------
For the Years Ended January 31,
-------------------------------
1994-FST
shares..........     0.25         3.03
1994-FST Admin-
istration
shares..........     0.50         2.78
1994-FST Service
shares..........     0.75         2.53

----

(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end    Total      of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                   -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00     5.55%    $4,995,782     0.18%        5.40%
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.45         93,218     0.28         5.30
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.29        399,474     0.43         5.16
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.03        496,520     0.68         4.86
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.06        (0.06)       1.00     5.63      4,346,519     0.18         5.50
1997-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.53         20,258     0.28         5.44
1997-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.37        221,256     0.43         5.26
1997-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.11        316,304     0.68         4.99
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.05        (0.05)       1.00     5.45      2,540,366     0.18         5.33
1996-FST Pre-
ferred shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     5.31(c)      17,510     0.28(c)      5.23(c)
1996-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.19        165,766     0.43         5.04
1996-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.93        234,376     0.68         4.84
--------------------------------------------------------------------------------------------------------------
1995-FST
Shares..........     1.00      0.06        (0.06)       1.00     6.07      2,069,197     0.15         5.89
1995-FST Admin-
istration
shares..........     1.00      0.06        (0.06)       1.00     5.80        137,412     0.40         5.61
1995-FST Service
shares (com-
menced July
14).............     1.00      0.02        (0.02)       1.00     5.41(c)       4,219     0.65(c)      4.93(c)
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1994-FST shares
(commenced May
18).............     1.00      0.03        (0.03)       1.00     4.91(c)     862,971     0.11(c)      4.88(c)
1994-FST Admin-
istration shares
(commenced May
20).............     1.00      0.03        (0.03)       1.00     4.65(c)      66,560     0.36(c)      4.82(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                   -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........     0.23%        5.35%
1998-FST Pre-
ferred shares...     0.33         5.25
1998-FST Admin-
istration
shares..........     0.48         5.11
1998-FST Service
shares..........     0.73         4.81
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.23         5.45
1997-FST Pre-
ferred shares...     0.33         5.39
1997-FST Admin-
istration
shares..........     0.48         5.21
1997-FST Service
shares..........     0.73         4.94
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         5.28
1996-FST Pre-
ferred shares
(commenced May
1)..............     0.33(c)      5.18(c)
1996-FST Admin-
istration
shares..........     0.48         4.99
1996-FST Service
shares..........     0.73         4.79
--------------------------------------------------------------------------------------------------------------
1995-FST
Shares..........     0.23         5.81
1995-FST Admin-
istration
shares..........     0.48         5.53
1995-FST Service
shares (com-
menced July
14).............     0.73(c)      4.85(c)
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1994-FST shares
(commenced May
18).............     0.25(c)      4.74(c)
1994-FST Admin-
istration shares
(commenced May
20).............     0.50(c)      4.68(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Premium Money Market Fund
--------------------------------------------------------------------------------

                                                                            Net
                                                                         assets at              Ratio of net
                  Net asset                          Net asset              end    Ratio of net  investment
                  value at     Net     Distributions value at            of period expenses to   income to
                  beginning investment      to          end      Total      (in    average net  average net
                  of period income(a)  shareholders  of period return(b)  000's)      assets       assets
                             -------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
 shares.........    $1.00     $0.05       $(0.05)      $1.00    5.55%    $479,851      0.16%        5.38%
1998-FST Pre-
 ferred shares..     1.00      0.05        (0.05)       1.00    5.45      107,517      0.26         5.29
1998-FST Admin-
 istration
 shares.........     1.00      0.05        (0.05)       1.00    5.29       13,728      0.41         5.08
1998-FST Service
 shares.........     1.00      0.05        (0.05)       1.00    5.03       19,655      0.66         4.79
------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
 (commenced
 August 1)......     1.00      0.02        (0.02)       1.00    5.73(c)   218,192      0.08(c)      5.59(c)
1997-FST
 Preferred
 Shares
 (commenced
 August 1)......     1.00      0.02        (0.02)       1.00    5.62(c)       558      0.18(c)      5.50(c)
1997-FST
 Administration
 shares
 (commenced
 August 1)......     1.00      0.02        (0.02)       1.00    5.47(c)     1,457      0.33(c)      5.33(c)
1997-FST Service
 shares
 (commenced
 August 1)......     1.00      0.02        (0.02)       1.00    5.20(c)       814      0.58(c)      5.17(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                             -------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
 shares.........     0.29%        5.25%
1998-FST Pre-
 ferred shares..     0.39         5.16
1998-FST Admin-
 istration
 shares.........     0.54         4.95
1998-FST Service
 shares.........     0.79         4.66
------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
 (commenced
 August 1)......     0.43(c)      5.24(c)
1997-FST
 Preferred
 Shares
 (commenced
 August 1)......     0.53(c)      5.15(c)
1997-FST
 Administration
 shares
 (commenced
 August 1)......     0.68(c)      4.98(c)
1997-FST Service
 shares
 (commenced
 August 1)......     0.93(c)      4.82(c)

------
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
-------------------------------------------------------------------------------

                                                                              Net
                   Net asset                          Net asset            assets at  Ratio of net
                   value at     Net     Distributions value at                end     expenses to
                   beginning investment      to          end    Total      of period  average net
                   of period income(a)  shareholders  of period return(b)  (in 000's)    assets
                    ------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........     $1.00     $0.05       $(0.05)      $1.00     5.40%    $3,521,389     0.18%
1998-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     5.29        285,240     0.28
1998-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     5.14      1,080,454     0.43
1998-FST Service
shares..........      1.00      0.05        (0.05)       1.00     4.87        501,619     0.68
--------------------------------------------------------------------------------------------------
1997-FST
shares..........      1.00      0.05        (0.05)       1.00     5.50      2,217,943     0.18
1997-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     5.40        245,355     0.28
1997-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     5.24        738,865     0.43
1997-FST Service
shares..........      1.00      0.05        (0.05)       1.00     4.98        312,991     0.68
--------------------------------------------------------------------------------------------------
1996-FST
shares..........      1.00      0.05        (0.05)       1.00     5.35      2,291,051     0.18
1996-FST Pre-
ferred
shares (commenced
May 1)..........      1.00      0.03        (0.03)       1.00     5.24(c)      46,637     0.28(c)
1996-FST Admin-
istration shares
 ................      1.00      0.05        (0.05)       1.00     5.09        536,895     0.43
1996-FST Service
shares .........      1.00      0.05        (0.05)       1.00     4.83        220,560     0.68
--------------------------------------------------------------------------------------------------
1995-FST shares
 ................      1.00      0.06        (0.06)       1.00     5.96      1,587,715     0.18
1995-FST Admin-
istration shares
 ................      1.00      0.06        (0.06)       1.00     5.69        283,186     0.43
1995-FST Service
shares .........      1.00      0.05        (0.05)       1.00     5.43        139,117     0.68
--------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares .........      1.00      0.04        (0.04)       1.00     4.23(c)     958,196     0.18(c)
1994-FST Admin-
istration
shares .........      1.00      0.04        (0.04)       1.00     3.97(c)      82,124     0.43(c)
1994-FST Service
shares .........      1.00      0.03        (0.03)       1.00     3.71(c)      81,162     0.68(c)
--------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1994-FST
shares..........      1.00      0.03        (0.03)       1.00     3.11        812,420     0.17
1994-FST Admin-
istration shares
 ................      1.00      0.03        (0.03)       1.00     2.85         24,485     0.42
1994-FST Service
shares .........      1.00      0.03        (0.03)       1.00     2.60         35,656     0.67
                                   Ratios assuming no
                                 waiver of fees and no
                                  expense limitations
                                ------------------------
                   Ratio of net             Ratio of net
                    investment   Ratio of    investment
                    income to   expenses to  income to
                   average net  average net average net
                      assets      assets       assets
                    ------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........       5.22%       0.23%        5.17%
1998-FST Pre-
ferred shares...       5.20        0.33         5.15
1998-FST Admin-
istration
shares..........       4.94        0.48         4.89
1998-FST Service
shares..........       4.69        0.73         4.64
--------------------------------------------------------------------------------------------------
1997-FST
shares..........       5.36        0.23         5.31
1997-FST Pre-
ferred shares...       5.32        0.33         5.27
1997-FST Admin-
istration
shares..........       5.12        0.48         5.07
1997-FST Service
shares..........       4.87        0.73         4.82
--------------------------------------------------------------------------------------------------
1996-FST
shares..........       5.22        0.24         5.16
1996-FST Pre-
ferred
shares (commenced
May 1)..........       5.11(c)     0.34(c)      5.05(c)
1996-FST Admin-
istration shares
 ................       4.97        0.49         4.91
1996-FST Service
shares .........       4.72        0.74         4.66
--------------------------------------------------------------------------------------------------
1995-FST shares
 ................       5.73        0.23         5.68
1995-FST Admin-
istration shares
 ................       5.47        0.48         5.42
1995-FST Service
shares .........       5.21        0.73         5.16
--------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares .........       4.13(c)     0.25(c)      4.06(c)
1994-FST Admin-
istration
shares .........       4.24(c)     0.50(c)      4.17(c)
1994-FST Service
shares .........       3.82(c)     0.75(c)      3.75(c)
--------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1994-FST
shares..........       3.01        0.24         2.94
1994-FST Admin-
istration shares
 ................       2.76        0.49         2.69
1994-FST Service
shares .........       2.51        0.74         2.44

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Instruments Fund
-------------------------------------------------------------------------------

                                                                              Net
                                                                           assets at              Ratio of net
                   Net asset                          Net asset               end    Ratio of net  investment
                   value at     Net     Distributions value at             of period expenses to   income to
                   beginning investment      to          end      Total       (in    average net  average net
                   of period income(a)  shareholders  of period return(b)   000's)      assets       assets
                   -------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
shares..........     $1.00     $0.05       $(0.05)      $1.00     5.05%    $822,207      0.18%        4.74%
1998-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     4.94            2      0.28         4.68
1998-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     4.79       23,676      0.43         4.62
1998-FST Service
shares..........      1.00      0.04        (0.04)       1.00     4.53       17,128      0.68         4.37
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST
shares (commenced
March 3)........      1.00      0.04        (0.04)       1.00     5.25(c)   496,419      0.18(c)      5.09(c)
1997-FST Pre-
ferred shares
(commenced May
30).............      1.00      0.03        (0.03)       1.00     5.13(c)         2      0.28(c)      5.00(c)
1997-FST Admin-
istration shares
(commenced April
1)..............      1.00      0.04        (0.04)       1.00     4.99(c)     4,159      0.43(c)      4.84(c)
1997-FST Service
shares (com-
menced
March 5)........      1.00      0.04        (0.04)       1.00     4.71(c)    20,177      0.68(c)      4.62(c)
                      Ratios assuming no
                    waiver of fees and no
                     expense limitations
                   ------------------------
                               Ratio of net
                    Ratio of    investment
                   expenses to  income to
                   average net average net
                     assets       assets
                   -------------------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
shares..........      0.29%        4.63%
1998-FST Pre-
ferred shares...      0.39         4.57
1998-FST Admin-
istration
shares..........      0.54         4.51
1998-FST Service
shares..........      0.79         4.26
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST
shares (commenced
March 3)........      0.29(c)      4.98(c)
1997-FST Pre-
ferred shares
(commenced May
30).............      0.39(c)      4.89(c)
1997-FST Admin-
istration shares
(commenced April
1)..............      0.54(c)      4.73(c)
1997-FST Service
shares (com-
menced
March 5)........      0.79(c)      4.51(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
-------------------------------------------------------------------------------

                                                                                      Net                  Ratio of net
                           Net asset                          Net asset            assets at  Ratio of net  investment
                           value at     Net     Distributions value at                end     expenses to   income to
                           beginning investment      to          end      Total    of period  average net  average net
                           of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                    --------------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........             $1.00     $0.05       $(0.05)      $1.00     5.46%    $1,563,875     0.18%        5.32%
1998-FST Pre-
ferred shares...              1.00      0.05        (0.05)       1.00     5.36        245,628     0.28         5.15
1998-FST Admin-
istration
shares..........              1.00      0.05        (0.05)       1.00     5.20        407,363     0.43         5.06
1998-FST Service
shares..........              1.00      0.05        (0.05)       1.00     4.94        699,481     0.68         4.83
-----------------------------------------------------------------------------------------------------------------------
1997-FST
shares..........              1.00      0.05        (0.05)       1.00     5.54      1,478,539     0.18         5.41
1997-FST Pre-
ferred shares...              1.00      0.05        (0.05)       1.00     5.43          7,147     0.28         5.34
1997-FST Admin-
istration
shares..........              1.00      0.05        (0.05)       1.00     5.28        299,804     0.43         5.15
1997-FST Service
shares..........              1.00      0.05        (0.05)       1.00     5.02        580,200     0.68         4.91
-----------------------------------------------------------------------------------------------------------------------
1996-FST
shares..........              1.00      0.05        (0.05)       1.00     5.38        858,769     0.18         5.25
1996-FST Pre-
ferred shares
(commenced May
1)..............              1.00      0.03        (0.03)       1.00     5.26(c)         112     0.28(c)      5.14(c)
1996-FST Admin-
istration
shares..........              1.00      0.05        (0.05)       1.00     5.12        145,108     0.43         5.01
1996-FST Service
shares..........              1.00      0.05        (0.05)       1.00     4.86        223,554     0.68         4.74
-----------------------------------------------------------------------------------------------------------------------
1995-FST
shares..........              1.00      0.06        (0.06)       1.00     6.00        743,884     0.18         5.81
1995-FST Admin-
istration
shares..........              1.00      0.06        (0.06)       1.00     5.74         82,386     0.43         5.54
1995-FST Service
shares (com-
menced May 16)..              1.00      0.03        (0.03)       1.00     5.40(c)      14,508     0.68(c)      5.08(c)
-----------------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares..........              1.00      0.04        (0.04)       1.00     4.36(c)     258,350     0.15(c)      4.64(c)
1994-FST Admin-
istration
shares..........              1.00      0.04        (0.04)       1.00     4.10(c)      54,253     0.40(c)      4.67(c)
-----------------------------------------------------------------------------------------------------------------------
For the Period Ended January 31,
--------------------------------
1993-FST shares
(commenced April
6)..............              1.00      0.03        (0.03)       1.00     3.14(c)      44,697     0.08(c)      3.10(c)
1993-FST
Administration
shares
(commenced September 1)..     1.00      0.01        (0.01)       1.00     2.87(c)      14,126     0.35(c)      2.85(c)
                              Ratios assuming no
                            waiver of fees and no
                             expense limitations
                           ------------------------
                                       Ratio of net
                            Ratio of    investment
                           expenses to  income to
                           average net average net
                             assets       assets
                    --------------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........              0.23%        5.27%
1998-FST Pre-
ferred shares...              0.33         5.10
1998-FST Admin-
istration
shares..........              0.48         5.01
1998-FST Service
shares..........              0.73         4.78
-----------------------------------------------------------------------------------------------------------------------
1997-FST
shares..........              0.24         5.35
1997-FST Pre-
ferred shares...              0.34         5.28
1997-FST Admin-
istration
shares..........              0.49         5.09
1997-FST Service
shares..........              0.74         4.85
-----------------------------------------------------------------------------------------------------------------------
1996-FST
shares..........              0.24         5.19
1996-FST Pre-
ferred shares
(commenced May
1)..............              0.34(c)      5.08(c)
1996-FST Admin-
istration
shares..........              0.49         4.95
1996-FST Service
shares..........              0.74         4.68
-----------------------------------------------------------------------------------------------------------------------
1995-FST
shares..........              0.24         5.75
1995-FST Admin-
istration
shares..........              0.49         5.48
1995-FST Service
shares (com-
menced May 16)..              0.74(c)      5.02(c)
-----------------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,(d)
------------------------------------
1994-FST
shares..........              0.25(c)      4.54(c)
1994-FST Admin-
istration
shares..........              0.50(c)      4.57(c)
-----------------------------------------------------------------------------------------------------------------------
For the Period Ended January 31,
--------------------------------
1993-FST shares
(commenced April
6)..............              0.59(c)      2.59(c)
1993-FST
Administration
shares
(commenced September 1)..     0.76(c)      2.44(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Federal Fund
-------------------------------------------------------------------------------

                                                                            Net
                  Net Asset                          Net asset           assets at  Ratio of net
                  value at     Net     Distributions value at               end     expenses to
                  beginning investment      to          end      Total   of period  average net
                  of period income(a)  shareholders  of period return(b) (in 000's)    assets
                  ------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00    5.41%    $2,346,254     0.18%
1998-FST
Preferred
shares..........     1.00      0.05        (0.05)       1.00    5.31         26,724     0.28
1998-FST
Administration
shares..........     1.00      0.05        (0.05)       1.00    5.15        690,084     0.43
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00    4.89        321,124     0.68
------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced
February 28)....     1.00      0.05        (0.05)       1.00    5.51(c)   1,125,681     0.18(c)
1997-FST
Preferred shares
(commenced May
30).............     1.00      0.03        (0.03)       1.00    5.43(c)     194,375     0.28(c)
1997-FST
Administration
shares
(commenced April
1)..............     1.00      0.04        (0.04)       1.00    5.27(c)     625,334     0.43(c)
1997-FST Service
shares
(commenced March
25).............     1.00      0.04        (0.04)       1.00    5.00(c)     228,447     0.68(c)
                                  Ratios assuming no
                                waiver of fees and no
                                 expense limitations
                               ------------------------
                  Ratio of net             Ratio of net
                   investment   Ratio of    investment
                   income to   expenses to  income to
                  average net  average net average net
                     assets      assets       assets
                  ------------------------------------------------------------------------------
For the Year Ended December 31,
-------------------------------
1998-FST
shares..........      5.24%       0.24%        5.18%
1998-FST
Preferred
shares..........      5.20        0.34         5.14
1998-FST
Administration
shares..........      5.02        0.49         4.96
1998-FST Service
shares..........      4.78        0.74         4.72
------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced
February 28)....      5.39(c)     0.27(c)      5.30(c)
1997-FST
Preferred shares
(commenced May
30).............      5.26(c)     0.37(c)      5.17(c)
1997-FST
Administration
shares
(commenced April
1)..............      5.15(c)     0.52(c)      5.06(c)
1997-FST Service
shares
(commenced March
25).............      4.78(c)     0.77(c)      4.69(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                    ------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........    $1.00     $0.03       $(0.03)      $1.00     3.34%    $1,456,002     0.18%        3.28%
1998-FST Pre-
ferred shares...     1.00      0.03        (0.03)       1.00     3.24         20,882     0.28         3.17
1998-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     3.08        146,800     0.43         3.04
1998-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.83         50,990     0.68         2.77
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.04        (0.04)       1.00     3.54        939,407     0.18         3.50
1997-FST Pre-
ferred shares...     1.00      0.03        (0.03)       1.00     3.43         35,152     0.28         3.39
1997-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     3.28        103,049     0.43         3.27
1997-FST Service
shares..........     1.00      0.03        (0.03)       1.00     3.02         42,578     0.68         3.01
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.03        (0.03)       1.00     3.39        440,838     0.18         3.35
1996-FST Pre-
ferred shares
(commenced May
1)..............     1.00      0.02        (0.02)       1.00     3.30(c)      28,731     0.28(c)      3.26(c)
1996-FST Admin-
istration shares
 ................     1.00      0.03        (0.03)       1.00     3.13         51,661     0.43         3.10
1996-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.88         19,855     0.68         2.85
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.04        (0.04)       1.00     3.89        448,367     0.14         3.81
1995-FST Admin-
istration
shares..........     1.00      0.04        (0.04)       1.00     3.63         20,939     0.39         3.54
1995-FST Service
shares..........     1.00      0.03        (0.03)       1.00     3.38         19,860     0.64         3.32
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1994-FST shares
(commenced July
19).............     1.00      0.02        (0.02)       1.00     3.41(c)     183,570     0.07(c)      3.42(c)
1994-FST Admin-
istration shares
(commenced Au-
gust 1).........     1.00      0.01        (0.01)       1.00     3.19(c)       2,042     0.32(c)      3.25(c)
1994-FST Service
shares (com-
menced September
23).............     1.00      0.01        (0.01)       1.00     3.11(c)       2,267     0.57(c)      3.32(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                    ------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1998-FST
shares..........     0.23%        3.23%
1998-FST Pre-
ferred shares...     0.33         3.12
1998-FST Admin-
istration
shares..........     0.48         2.99
1998-FST Service
shares..........     0.73         2.72
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.24         3.44
1997-FST Pre-
ferred shares...     0.34         3.33
1997-FST Admin-
istration
shares..........     0.49         3.21
1997-FST Service
shares..........     0.74         2.95
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         3.30
1996-FST Pre-
ferred shares
(commenced May
1)..............     0.33(c)      3.21(c)
1996-FST Admin-
istration shares
 ................     0.48         3.05
1996-FST Service
shares..........     0.73         2.80
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.24         3.71
1995-FST Admin-
istration
shares..........     0.49         3.44
1995-FST Service
shares..........     0.74         3.22
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1994-FST shares
(commenced July
19).............     0.31(c)      3.18(c)
1994-FST Admin-
istration shares
(commenced Au-
gust 1).........     0.56(c)      3.01(c)
1994-FST Service
shares (com-
menced September
23).............     0.81(c)      3.08(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants
---------------------------------------  ---------------------------------------
Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
To the Shareholders and Board of Trustees of Goldman Sachs Trust--Financial Square Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Trust--Financial Square Funds (a Delaware Business Trust comprising the Prime Obligations, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Goldman Sachs Trust--Financial Square Funds as of December 31, 1998, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 12, 1999

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------






--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust-Financial Square Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.

--------------------------------------------------------------------------------

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent



                                                  Goldman Sachs Funds
                                       One New York Plaza, 41st Floor
                                                  New York, NY  10004


                                                [LOGO] Goldman
                                                       Sachs

                                   APPENDIX A

COMMERCIAL PAPER RATINGS
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.



  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.


  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

   "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB," and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  "CCC," "CC," and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD," and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

  "D" - This designation indicates that the long-term debt is in default.

  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------


  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:



  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

  Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

  OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

  OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

  WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

  WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

  WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

  INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                  GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

 .    With thirty-seven offices worldwide, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issuers from (1993-
     1996).

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).

 .    SOURCE:  SECURITIES DATA CORPORATION. COMMON STOCK RANKING EXCLUDES REITS,
     ------------------------------------
     INVESTMENT TRUSTS AND RIGHTS.

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE


1865    End of Civil War

1869    Marcus Goldman opens Goldman Sachs

1890    Dow Jones Industrial Average first published

1896    Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956    Goldman Sachs co-manages Ford's public offering, the largest to date

1970    Goldman Sachs opens London office

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995    Dow Jones Industrial Average breaks 5000

1996    Goldman Sachs takes Deutsche Telecom public

        Dow Jones Industrial Average breaks 6000

1997    Dow Jones Industrial Average breaks 7000

        Goldman Sachs increases assets under management by 100% over 1996


--------------------------- COMPARISON OF FOOTNOTES ----------------------------



---------------------------- COMPARISON OF HEADERS -----------------------------

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Service Shares
                              Institutional Shares
                 GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO
            GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (FORMERLY, THE
                          "INCOME STRATEGY PORTFOLIO")
               GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
                    GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
               GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
                   (Each a portfolio of Goldman Sachs Trust)

                               One New York Plaza
                            New York, New York 10004

  This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service Shares and Institutional Shares of Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio dated May 1, 1999, and as may be further amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

  The audited financial statements and related Report of Arthur Andersen LLP, independent public accountants, for each Portfolio contained in each Portfolio's 1998 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Portfolio's Annual Report are incorporated herein by reference.

The date of this Additional Statement is May 1, 1999.

                                         TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INTRODUCTION.................................................................B-3
INVESTMENT OBJECTIVES AND POLICIES...........................................B-3
INVESTMENT RESTRICTIONS.....................................................B-60
MANAGEMENT..................................................................B-63
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................B-81
NET ASSET VALUE.............................................................B-83
PERFORMANCE INFORMATION.....................................................B-84
SHARES OF THE TRUST.........................................................B-90
TAXATION....................................................................B-95
FINANCIAL STATEMENTS.......................................................B-101
OTHER INFORMATION..........................................................B-102

OTHER INFORMATION REGARDING PURCHASES......................................B-103
REDEMPTIONS, EXCHANGES AND DIVIDENDS.......................................B-103
DISTRIBUTION AND SERVICE PLANS.............................................B-106
SERVICE PLAN...............................................................B-112
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

   GOLDMAN SACHS ASSET MANAGEMENT
   Investment Adviser
   One New York Plaza
   New York, New York 10004

   GOLDMAN, SACHS & CO.
   Distributor
   85 Broad Street
   New York, NY 10004

   GOLDMAN, SACHS & CO.
   Transfer Agent
   4900 Sears Tower
   Chicago, Illinois 60606


                          Toll free .......800-526-7384

                                  INTRODUCTION

          Goldman Sachs Trust (the "Trust") is an open-end management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Conservative Strategy Portfolio ("Conservative Strategy Portfolio"), Goldman Sachs Balanced Strategy Portfolio ("Balanced Strategy Portfolio"), Goldman Sachs Growth and Income Strategy Portfolio ("Growth and Income Strategy Portfolio"), Goldman Sachs Growth Strategy Portfolio ("Growth Strategy Portfolio") and Goldman Sachs Aggressive Growth Strategy Portfolio ("Aggressive Growth Strategy Portfolio") (each referred to herein as a "Portfolio" and collectively referred to as the "Portfolios"). The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Each Portfolio is each authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future from time to time.

          Each Portfolio is a separately managed, diversified mutual fund with its own investment objectives and policies. Each Portfolio has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the "Underlying Funds").

          Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM is sometimes referred to herein as the "Adviser." Goldman Sachs serves as each Portfolio's distributor and transfer agent. Each Portfolio's custodian is State Street Bank and Trust Company ("State Street").

                       INVESTMENT OBJECTIVES AND POLICIES

          Normally, each of the Portfolios will be predominantly invested in shares of the Underlying Funds. These Underlying Funds currently consist of the Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund, High Yield Fund and Growth and Income Fund (the "Underlying Fixed-Income Funds"); the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Large Cap Value Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, CORE International Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Asia Growth Fund, European Equity Fund, Japanese Equity Fund, International Small Cap Fund and Real Estate Securities Fund (the "Underlying Equity Funds"); and the Financial Square Prime Obligations Fund. The value of the Underlying Funds' investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make. As stated in the Portfolios' Prospectus, the Portfolios may invest a portion of their assets in high quality, short-term debt obligations. These obligations are also described below in this section. Further information about the Underlying Funds and their respective investment objectives and policies is included in their Prospectuses and Additional Statements. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

                      A.  Description of Underlying Funds

Adjustable Rate Government Fund

          Objective.  This Fund seeks to provide investors with a high level of
          ---------
current income, consistent with low volatility of principal.

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

          Investment Sector.  This Fund invests, under normal circumstances, at
          -----------------
least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

          Credit Quality.  This Fund invests in U.S. Government Securities and
          --------------
repurchase agreements collateralized by such securities.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Short Duration Government Fund

          Objective.  This Fund seeks to provide a high level of current income.
          ---------
Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

          Investment Sector.  This Fund invests, under normal market conditions,
          -----------------
at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

          Credit Quality.  This Fund invests in U.S. Government Securities and
          --------------
repurchase agreements collateralized by such securities.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Government Income Fund

          Objective.  This Fund seeks to provide investors with a high level of
          ---------
current income, consistent with safety of principal.

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

          Investment Sector.  This Fund invests, under normal circumstances, at
          -----------------
least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

          Credit Quality.  This Fund's non-U.S. Government Securities will be
          --------------
rated, at the time of investment, AAA or Aaa by a Nationally Recognized Statistical Rating Organization (an "NRSRO") or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Core Fixed Income Fund

          Objective.  This Fund seeks to provide investors with a total return
          ---------
consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

          Investment Sector.  This Fund invests, under normal circumstances, at
          -----------------
least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

          The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

          Credit Quality.  All U.S. dollar-denominated fixed-income securities
          --------------
purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Global Income Fund

          Objective.  This Fund seeks to provide investors with a high total
          ---------
return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

          Investment Sector.  The Fund invests primarily in a portfolio of high
          -----------------
quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

          The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

          Credit Quality.  All securities purchased by the Fund will be rated,
          --------------
at the time of investment, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund's investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

          The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.

High Yield Fund

          Objective.  This Fund seeks to provide investors with a high level of
          ---------
current income and may also consider the potential for capital appreciation.

          Duration.  Under normal interest rate conditions, the Fund's duration
          --------
is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.

          Investment Sector.  This Fund invests, under normal circumstances, at
          -----------------
least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

          Credit Quality.  This Fund invests primarily in high yield, fixed-
          --------------
income securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Investment Securities and Practices." A description of the corporate bond and preferred stock ratings is contained in Appendix A to this Additional
Statement.

          Other.  This Fund may employ certain active management techniques to
          -----
manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, credit, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

Growth and Income Fund

          Objectives.  This Fund seeks to provide investors with long-term
          ----------
growth of capital and growth of income.

          Primary Investment Focus.  This Fund invests, under normal
          ------------------------
circumstances, at least 65% of its total assets in equity securities that its investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

          Other.  This Fund may invest up to 35% of its total assets in fixed-
          -----
income securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

CORE U.S. Equity Fund

          Objective.  This Fund seeks to provide investors with long-term growth
          ---------
of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


          Primary Investment Focus.  This Fund invests, under normal
          ------------------------
circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio composed of companies with average long-term earnings growth expectations and dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Large Cap Growth Fund

          Objective.  This Fund seeks to provide investors with long-term growth
          ---------
of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.


          Primary Investment Focus.  This Fund invests, under normal
          ------------------------
circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investment adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio composed of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Large Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Small Cap Equity Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.


  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio composed of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.
The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Capital Growth Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by its investment adviser to have long-term capital appreciation potential.

  Other.  Although this Fund will invest primarily in publicly traded U.S.
  -----
securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

Mid Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other.  This Fund may invest up to 35% of its total assets in fixed-income
  -----
securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

Small Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
growth.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above the amount stated above, the Fund may, consistent with its investment objective, continue to hold the security.

  Small Capitalization Companies.  This Fund invests in companies which its
  ------------------------------
investment adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Fund's investment adviser believes have significant growth potential. The investment adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks.

  Other.  This Fund may invest in the aggregate up to 35% of its total assets in
  -----
the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

CORE International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks which are not present in investments in more developed countries.

International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks that are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other.  Up to 35% of the Fund's total assets may be invested in fixed-income
  -----
securities.

Emerging Markets Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Fund's investment adviser not to be fully developed. The investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most Latin American, African, Asian and Eastern European nations. The Fund's investment adviser currently intends that the Fund's investment focus will be in the following Emerging Countries:
Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries;
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other.  Under normal circumstances, this Fund maintains investments in at
  -----
least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

Asia Growth Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Fund's investment adviser to have long-term capital appreciation potential.
Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.


  Other.  This Fund may allocate its assets among the Asian countries as
  -----
determined from time to time by its investment adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the investment adviser's view of the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

European Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified. "European companies" are companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the European countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the European countries; (iii) they maintain 50% or more of their assets in one or more of the European countries; or (iv) they are organized under the laws of a European country. The Fund may allocate its assets among different countries as determined by its investment adviser, provided that the Fund's assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in Emerging Countries in which the Emerging Markets Equity Fund may invest, including Eastern European countries and the European states that formerly comprised the Soviet Union and Yugoslavia.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-European countries and in fixed-income securities.

Japanese Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-Japanese companies and in fixed-income securities.

International Small Cap Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets economics which involve certain risks, which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

Real Estate Securities Fund

  Objective.  This Fund seeks to provide investors with total return comprised
  ---------
of long-term growth of capital and dividend income.

  Primary Investment Focus.  This Fund will invest, under normal circumstances,
  ------------------------
substantially all, and at least 80%, of its total assets in issuers that are primarily engaged in or related to the real estate industry. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

  Shares of REITs.  The Fund may invest without limitation in shares of REITs.
  ---------------
REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

  Other.  Under normal circumstances, this Fund may invest up to 20% of its
  -----
total assets in fixed-income securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities.

Financial Square Prime Obligations Fund

  Objective.  This Fund seeks to maximize current income to the extent
  ---------
consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

  Primary Investment Focus.  This Fund invests in securities of the U.S.
  ------------------------
Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper, and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

  Other.  The investments of this Fund are limited by regulations applicable to
  -----
money market funds as described in its Prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

             B.  Description of Investment Securities and Practices

Corporate Debt Obligations


  Each Underlying Fund (other than the Adjustable Rate Government and Short Duration Government Funds) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Value Fund, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Underlying Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


  High Yield Securities.  Bonds rated BB or below by Standard & Poor's Ratings
  ---------------------
Group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff &
Phelps.

  The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

  The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

  Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund's net asset value.

  The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

  The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.
Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sale at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund's net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

  Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

  Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund's portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities. An Underlying Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund's investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser monitors the investments in an Underlying Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  Loan Participations.  The High Yield Fund may invest in loan participations.
  -------------------
Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises

  Each Underlying Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid. Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund's limitation on investment in illiquid securities.

  The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations


  Certain of the Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

  Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

  Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund.

Zero Coupon Bonds

  An Underlying Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund's distribution obligations.

Variable and Floating Rate Securities

  The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

  Permissible investments for the Underlying Funds include "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts

  Each Underlying Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities

  Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities").

  Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

  The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

  In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

  An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

  The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

  Municipal Leases, Certificates of Participation and Other Participation
  -----------------------------------------------------------------------
Interests.  Municipal Securities include leases, certificates of participation
---------
and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund's original investment.

  Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

  Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

  The Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

  Auction Rate Securities.  Municipal Securities also include auction rate
  -----------------------
Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

  An Underlying Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

  Other Types of Municipal Securities.  Other types of Municipal Securities in
  -----------------------------------
which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds and insured municipal obligations.

  Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
  -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund's portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities

  General Characteristics.  Certain of the Underlying Funds may invest in
  -----------------------
Mortgage-Backed Securities as described in the Prospectus. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.


  Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a fixed
  ---------------------------------------
initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.


  ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

  There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund's portfolio and, therefore, in the net asset value of an Underlying Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

  Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included in a
  -------------------------
mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

  Legal Considerations of Mortgage Loans.  The following is a discussion of
  --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Underlying Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.


  Government Guaranteed Mortgage-Backed Securities.  There are several types of
  ------------------------------------------------
guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

  An Underlying Fund's investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

  Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
  -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

  Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
  -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

  Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

  Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. Government
  ------------------------
sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

  Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

  The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

  Conventional Mortgage Loans.  The conventional mortgage loans underlying the
  ---------------------------
Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


  Mortgage Pass-Through Securities.  As described in the Prospectus, the
  --------------------------------
Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

  The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

  Description of Certificates.  Mortgage Pass-Throughs may be issued in one or
  ---------------------------
more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

  Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

  Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

  Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
  -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

  Credit Enhancement.  Credit support falls generally into two categories:  (i)
  ------------------
liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

  Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
  -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

  In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

  The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

  Alternative Credit Enhancement.  As an alternative, or in addition to the
  ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

  Voluntary Advances.  Generally, in the event of delinquencies in payments on
  ------------------
the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

  Optional Termination.  Generally, the servicer may, at its option with respect
  --------------------
to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.


  Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
  ---------------------------------------------------------------------
Obligations.  An Underlying Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

  Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


  CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

  CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or

REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  Stripped Mortgage-Backed Securities.  Certain of the Underlying Funds may
  -----------------------------------
invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund's limitation on investments in illiquid securities. An Underlying Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

  Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

  Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts


  Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value and CORE Large Cap Growth Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other

Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by an Underlying Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, an Underlying Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

  Futures Contracts.  A futures contract may generally be described as an
  -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


  When interest rates are rising or securities prices are falling, an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency, or purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

  Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish
  ------------------
with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that an Underlying Fund owns or proposes to acquire. An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, an Underlying Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, an Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having an Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting an Underlying Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, an Underlying Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

  Options on Futures Contracts.  The acquisition of put and call options on
  ----------------------------
futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

  Other Considerations.  An Underlying Fund will engage in futures transactions
  --------------------
and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

  In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.

  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

  Perfect correlation between an Underlying Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

  The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

  Writing Covered Options.  Certain of the Underlying Funds may write (sell)
  -----------------------
covered call and put options on any securities in which they may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

  A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund would have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

  Call and put options written by an Underlying Fund will also be considered to be covered to the extent that the Underlying Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Underlying Fund.

  In addition, a written call option or put option may be covered by segregating cash or liquid assets (either of which may be quoted or denominated in any currency), by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces an Underlying Fund's net exposure on its written option position.

  The Underlying Funds may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

  An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options.  Each Underlying Fund (other than CORE Large Cap Value,
  ------------------
CORE U.S. Equity, CORE Large Cap Growth and Financial Square Prime Obligations Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

  An Underlying Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.

  An Underlying Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund's securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

  An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

  Yield Curve Options.  Each Underlying Fixed-Income Fund may enter into options
  -------------------
on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

  Yield curve options written by an Underlying Fund will be "covered." A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund's net liability under the two options. Therefore, an Underlying Fund's liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund's liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed.

  Risks Associated with Options Transactions.  There is no assurance that a
  ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

  Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights

  Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments

  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund's investment adviser, to offer the potential for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund's total assets, adjusted to reflect the Underlying Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

  Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund's assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect an Underlying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

  Certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.



  Investing in Emerging Markets.  CORE International Equity, International
  -----------------------------
Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Small Cap Value, Mid Cap Value and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including emerging country issuers. In addition, certain of the potential investment and management techniques of these Funds entail special risks.

  Each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

  Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. A Fund's investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investing perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

  Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

  Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund's investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

  Each of the emerging countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds' assets.

  The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

  An Underlying Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

  Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund's assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

  Investing in Japan.  The Japanese Equity Fund invests in the equity securities
  ------------------
of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

  In addition to the cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

  While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

  Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

  Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

  Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Global Income, Core Fixed Income and High Yield Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

  At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

  An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when an Underlying Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund's foreign assets.

  The CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if an Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts to seek to increase total return when an Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio.

  Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of an Underlying Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, an Underlying Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Core Fixed-Income, Global Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

  While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

  Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser.

  Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, certain Underlying Funds may purchase call or put options on currency to seek to increase total return when an Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund's portfolio.

  A call option written by an Underlying Fund obligates an Underlying Fund to sell specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

  An Underlying Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

  An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

  An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of an Underlying Fund's portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

  In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

  Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

  An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

  The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls

  Certain of the Underlying Fixed-Income Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

  For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an

Underlying Fund's investment adviser to manage an Underlying Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

  Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars

  The CORE International Equity, International Equity, Emerging Markets Equity, European Equity, Japanese Equity, Asia Growth, International Small Cap, Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Underlying Fixed-Income Funds and Real Estate Securities Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.


  An Underlying Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by an Underlying Fund under a currency swap or an interest rate floor, cap or collar are covered by segregated cash or liquid assets, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.

  An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar
instruments which are traded in the interbank market.   The investment advisers,
under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds' transactions in swaps, caps, floors and collars.

  The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps

  Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Underlying Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount.

  An Underlying Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be segregated. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.




Real Estate Investment Trusts

  The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

  Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities

  The Underlying Funds may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Underlying Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, an Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. An Underlying Fund would not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Underlying Fund's investment adviser to be of good standing, and when, in the judgment of an Underlying Fund's investment adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of an Underlying Fund (including the loan collateral).

When-Issued Securities and Forward Commitments

  Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, an Underlying
Fund may dispose of or negotiate a commitment after entering into it.   The
Underlying Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, an Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

  The Underlying Funds may invest a portion of their net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

  Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Adviser or any of its affiliates serves as investment adviser. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Underlying Fund to the investment adviser or its affiliates will be reduced by an amount equal to the Underlying Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser or its affiliates.

  Each Underlying Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

  SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Underlying Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Underlying Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.

  Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Certain Underlying Funds may also invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements

  Each Underlying Fund may enter into repurchase agreements with selected broker-dealers, banks and other financial institutions. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

  For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by an Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, an Underlying Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

  The Underlying Fund's investment adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

  In addition, an Underlying Fund, together with other registered investment companies having advisory agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

  Certain Underlying Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities

     The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds' investment advisers determine and monitor the liquidity of the Underlying Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover

     Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Portfolio are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Portfolio may not:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Act;

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

          (3) borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

          (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Portfolio may not:

          (a) Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

          (b) Invest more than 15% of the Portfolio's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

          (c) Purchase additional securities if the Portfolio's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

          (d) Make short sales of securities, except short sales against the box.

     The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.

                                   MANAGEMENT

     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
Ashok N. Bakhru, 56                   Chairman             Chairman of the Board of Trustees -
1325 Ave. of the Americas             & Trustee            Goldman Sachs Variable Insurance Trust
New York, NY  10019                                        (registered investment company) (since
                                                           1997); Executive Vice President - Finance
                                                           and Administration and Chief Financial
                                                           Officer, Coty Inc. (since April 1996);
                                                           President, ABN Associates (July 1994
                                                           March 1996); Senior Vice President of
                                                           Scott Paper Company (until June 1994);
                                                           Director of Arkwright Mutual Insurance
                                                           Company (1994-Present); Trustee of
                                                           International House of Philadelphia
                                                           (1989-Present); Member of Cornell
                                                           University Council (1992-Present);
                                                           Trustee of the Walnut Street Theater
                                                           (1992-Present).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*David B. Ford, 52                    Trustee              Trustee - Goldman Sachs Variable Insurance
One New York Plaza                                         Trust (registered investment company)
New York, NY  10004                                        (since 1997); Director, Commodities Corp.
                                                           LLC (since April 1997); Managing
                                                           Director, J. Aron & Company (since
                                                           November 1996); Managing Director,
                                                           Goldman, Sachs & Co. Investment Banking
                                                           Division (since November 1996); Director,
                                                           CIN Management (investment adviser)
                                                           (since August 1996); Chief Executive
                                                           Officer & Managing Director and Director,
                                                           Goldman Sachs Asset Management
                                                           International (since November 1995 and
                                                           December 1994, respectively); Co-Head,
                                                           Goldman, Sachs & Co. Asset Management
                                                           Division (since November 1995); Co-Head
                                                           and Director, Goldman Sachs Funds
                                                           Management Inc. (since November 1995 and
                                                           December 1994, respectively); Chairman
                                                           and Director, Goldman Sachs Asset
                                                           Management Japan Limited (since November
                                                           1994).

*Douglas C. Grip, 36                  Trustee              Trustee and President - Goldman Sachs
One New York Plaza                    & President          Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           Managing Director, Goldman, Sachs & Co.
                                                           Asset Management Division (since November
                                                           1997); President, Goldman Sachs Fund
                                                           Group (since April 1996); President, MFS
                                                           Retirement Services Inc., of
                                                           Massachusetts Financial Services (prior
                                                           thereto).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*John P. McNulty, 46                  Trustee              Trustee - Goldman Sachs Variable Insurance
One New York Plaza                                         Trust (registered investment company)
New York, NY  10004                                        (since 1997); Managing Director, Goldman
                                                           Sachs (since 1996); General Partner, J.
                                                           Aron & Company (since November 1995);
                                                           Director and Co-Head, Goldman Sachs Funds
                                                           Management Inc. (since November 1995);
                                                           Director, Goldman Sachs Asset Management
                                                           International (since January 1996);
                                                           Director, Global Capital Reinsurance
                                                           (since 1989); Director, Commodities Corp.
                                                           LLC (since April 1997); Limited Partner
                                                           of Goldman, Sachs & Co. (1994 - November
                                                           1995).


Mary P. McPherson, 63                 Trustee              Trustee - Goldman Sachs Variable Insurance
The Andrew W. Mellon Foundation                            Trust (registered investment company)
140 East 62nd Street                                       (since 1997); Vice President and Senior
New York, NY  10021                                        Program Officer, The Andrew W. Mellon
                                                           Foundation (since October 1997);
                                                           President of Bryn Mawr College
                                                           (1978-1997); Director of Josiah Macy, Jr.
                                                           Foundation (since 1977); Director of the
                                                           Philadelphia Contributionship (since
                                                           1985); Director of Amherst College (since
                                                           1986); Director of Dayton Hudson
                                                           Corporation (1988-1997); Director of the
                                                           Spenser Foundation (since 1993); and
                                                           member of PNC Advisory Board (since 1993).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*Alan A. Shuch, 49                    Trustee              Trustee - Goldman Sachs Variable Insurance
One New York Plaza                                         Trust (registered investment company)
New York, NY  10004                                        (since 1997); Limited Partner, Goldman,
                                                           Sachs & Co.(since 1994); Consultant to
                                                           Goldman Sachs Asset Management (since
                                                           1994); Director, Chief Operating Officer
                                                           and Vice President of Goldman Sachs Funds
                                                           Management Inc. (from November 1993 -
                                                           November 1994); President and Chief
                                                           Operating Officer, GSAM - Japan Limited
                                                           (November 1993 - November 1994); Director,
                                                           Goldman Sachs Asset Management
                                                           International (November 1993  November
                                                           1994); General Partner, Goldman, Sachs &
                                                           Co. Investment Banking (December 1986 -
                                                           November 1994).


Jackson W. Smart, Jr., 68             Trustee              Trustee - Goldman Sachs Variable Insurance
One Northfield Plaza Suite 218                             Trust (registered investment company)
Northfield, IL  60093                                      (since 1997); Chairman, Executive
                                                           Committee, First Commonwealth, Inc. (a
                                                           managed dental care company) (since
                                                           January 1996); Chairman and Chief
                                                           Executive Officer, MSP Communications
                                                           Inc. (a company engaged in radio
                                                           broadcasting) (November 1988 - December
                                                           1997); Director, Federal Express
                                                           Corporation (NYSE) (since 1976);
                                                           Director, Evanston Hospital Corporation
                                                           (since 1980).


William H. Springer, 69               Trustee              Trustee - Goldman Sachs Variable Insurance
701 Morningside Drive                                      Trust (registered investment company)
Lake Forest, IL  60045                                     (since 1997); Director, Walgreen Co. (a
                                                           retail drug store business) (since April
                                                           1998); Director of Baker, Fentress & Co.
                                                           (a closed-end, non-diversified management
                                                           investment company) (April 1992 -
                                                           present); Trustee, Northern Institutional
                                                           Funds (since April 1984).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
Richard P. Strubel, 59                Trustee              Trustee - Goldman Sachs Variable Insurance
737 N. Michigan Ave., Suite 1405                           Trust (registered investment company)
Chicago, IL  60611                                         (since 1997); Director of Kaynar
                                                           Technologies Inc. (since March 1997);
                                                           Managing Director, Tandem Partners, Inc.
                                                           (since 1990); President and Chief
                                                           Executive Officer, Microdot, Inc. (a
                                                           diversified manufacturer of fastening
                                                           systems and connectors) (January 1984 -
                                                           October 1994); Trustee, Northern
                                                           Institutional Funds (since December 1982).


*Nancy L. Mucker, 49                  Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since 1997); Vice President,
                                                           Goldman, Sachs & Co. (since April 1985);
                                                           Co-Manager of Shareholder Servicing of
                                                           GSAM (since November 1989).


*John M. Perlowski, 34                Treasurer            Treasurer - Goldman Sachs Variable
One New York Plaza                                         Insurance Trust (registered investment
New York, NY  10004                                        company) (since 1997); Vice President,
                                                           Goldman, Sachs & Co. Incorporated (since
                                                           July 1995); Investors Bank and Trust
                                                           (November 1993 - July 1995).


*James A. Fitzpatrick, 38             Vice President       Vice President - Goldman Sach Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since 1997); Vice President of
                                                           Goldman Sachs Asset Management (since
                                                           April 1997); Vice President and General
                                                           Manager, First Data Corporation -
                                                           Investor Services Group (prior thereto).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*Jesse Cole, 35                       Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company (since 1998); Vice President,
                                                           Goldman Sachs Asset Management (June 1998
                                                           to Present); Vice President, AIM
                                                           Management Group, Inc. (investment
                                                           advisor) (April 1996-June 1998);
                                                           Assistant Vice President, The Northern
                                                           Trust Company (June 1987-April 1996).


*Philip V. Giuca , Jr., 36            Assistant Treasurer  Assistant Treasurer - Goldman Sachs
10 Hanover Square                                          Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997); Vice
                                                           President, Goldman, Sachs & Co. (May
                                                           1992-Present); Tax Accountant, Goldman,
                                                           Sachs & Co. (December 1990-May 1992).


*Anne Marcel, 40                      Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since 1998); Vice President,
                                                           Goldman Sachs Asset Management (June
                                                           1998-Present); Vice President, Stein Roe
                                                           & Farnham, Inc. (October 1992-June 1998).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*Michael J. Richman, 38               Secretary            Secretary - Goldman Sach Variable
85 Broad Street                                            Insurance Trust (registered investment
New York, NY  10004                                        company) (since 1997); General Counsel of
                                                           the Funds Group of Goldman Sachs Asset
                                                           Management (since December 1997);
                                                           Associate General Counsel of Goldman
                                                           Sachs Asset Management (February 1994 -
                                                           December 1997); Vice President and
                                                           Assistant General Counsel of Goldman,
                                                           Sachs & Co. (since June 1992); Counsel to
                                                           the Funds Group, GSAM (June 1992 -
                                                           December 1997); Partner, Hale and Dorr
                                                           (September 1991 - June 1992).


*Howard B. Surloff, 33                Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           Assistant General Counsel, Goldman Sachs
                                                           Asset Management and Associate General
                                                           Counsel to the Funds Group (since
                                                           December 1997); Assistant General Counsel
                                                           and Vice President, Goldman, Sachs &
                                                           Co.(since November 1993 and May 1994,
                                                           respectively); Counsel to the Funds
                                                           Group, Goldman Sachs Asset Management
                                                           (November 1993 - December 1997); Associate
                                                           of Shereff, Friedman, Hoffman & Goodman
                                                           (prior thereto).


*Valerie A. Zondorak, 32              Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           Assistant General Counsel, Goldman Sachs
                                                           Asset Management and Assistant General
                                                           Counsel to the Funds Group (since
                                                           December 1997); Vice President and
                                                           Assistant General Counsel, Goldman, Sachs
                                                           & Co.(since March 1997 and December 1997,
                                                           respectively); Counsel to the Funds
                                                           Group, Goldman Sachs Asset Management
                                                           (March 1997 - December 1997); Associate
                                                           of Shereff, Friedman, Hoffman & Goodman
                                                           (prior thereto).

Name, Age                             Positions            Principal Occupation(s)
And Address                           With Trust             During Past 5 Years
-----------                           ----------           -----------------------
*Steven E. Hartstein, 35              Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           Associate, Goldman, Sachs & Co. (since
                                                           December 1998); Legal Products Analyst,
                                                           Goldman, Sachs & Co. (June 1993 - December
                                                           1998); Funds Compliance Officer, Citibank
                                                           Global Asset Management (August 1991 -
                                                           June 1993).


*Deborah A. Farrell, 27               Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997); Legal
                                                           Products Analyst, Goldman, Sachs & Co.
                                                           (since December 1998); Legal Assistant,
                                                           Goldman, Sachs & Co. (January 1996 -
                                                           December 1998); Executive Secretary,
                                                           Goldman, Sachs & Co. (January 1994 -
                                                           January 1996); Legal Secretary, Cleary,
                                                           Gottlieb, Steen and Hamilton (September
                                                           1990 - January 1994).


*Kaysie P. Uniacke, 37                Assistant Secretary  Assistant Secretary - Goldman Sachs
One New York Plaza                                         Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           Managing Director, Goldman Sachs Asset
                                                           Management (since 1997); Vice President
                                                           and Senior Portfolio Manager, Goldman
                                                           Sachs Asset Management (since 1988).


*Elizabeth D. Anderson, 29            Assistant Secretary  Assistant Secretary - Goldman Sachs
One New York Plaza                                         Variable Insurance Trust (reigstered
New York, NY  10004                                        investment company) (since 1997);
                                                           Portfolio Manager, Goldman Sachs Asset
                                                           Management (since April 1996); Junior
                                                           Portfolio Manager, Goldman Sachs Asset
                                                           Management (1995 - April 1996); Funds
                                                           Trading Assistant, Goldman Sachs Asset
                                                           Management (1993 - 1995); Compliance
                                                           Analyst, Prudential Insurance (1991 -
                                                           1993).

     Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, Goldman Sachs Asset Management or an affiliate thereof is the investment adviser, administrator and/or distributor. As of __________, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended December 31, 1998:

                                                             Pension or          Total Compensation
                                                             Retirement       from Goldman Sachs Trust
                                                              Benefits         and the Goldman Sachs
                                        Aggregate            Accrued as         Mutual Funds Complex
                                      Compensation            Part of              (including the
Name of Trustee                    from the Portfolios  Portfolios' Expenses        Portfolios)2
---------------                    -------------------  --------------------  ------------------------
Ashok N. Bakhru*                       $5,348                    $0                 $93,750
David B. Ford                               0                     0                       0
Douglas C. Grip                             0                     0                       0
John P. McNulty                             0                     0                       0
Mary P. McPherson                       3,735                     0                  70,500
Alan A. Shuch                               0                     0                       0
Jackson W. Smart                        3,735                     0                  70,500
William H. Springer                     3,735                     0                  70,500
Richard P. Strubel                      3,735                     0                  70,500

*    Includes compensation as Chairman of the Board of Trustees.

1 Reflects amount paid by Goldman Sachs trust during fiscal year ended December 31, 1998.

2 The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of ____ mutual funds, including eight fixed-income funds, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.

     Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

Management Services

     As stated in the Portfolios' Prospectus, Goldman Sachs Asset Management serves as Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity, Emerging Markets Equity, Asia Growth, Global Income, European Equity, Japanese Equity and International Small Cap Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "Service Providers" in the Portfolios' Prospectus for a description of the Adviser's duties to the Portfolios. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Underlying Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the investment advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Underlying Funds, the Underlying Funds' investment advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989- 1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Government Bond Market 1993-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolios, their investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the applicable investment advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security's interest rate risk by computing an option adjusted duration
(OAD). The investment advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Underlying Funds' investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Underlying Funds' investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds' investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds' investment advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund's investments.

     In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds' investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

     The management agreements for the Portfolios and the Underlying Funds provide that the Adviser (and its affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.

     The Portfolios' management agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April __, 1999 with respect to the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Fund, and January 22, 1999 with respect to the Conservative Strategy Fund. These arrangements were approved by the sole shareholder of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios on January 1, 1998, and of the Conservative Strategy Portfolio on February 3, 1999 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Portfolio. The management agreement will remain in effect until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Under the management agreement, the Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio's records; and (v) provides office space and all necessary office equipment and services.

     Pursuant to the management agreement, the Advisers are entitled to receive the contractual fees listed below, payable monthly of such Portfolio's average daily net assets.


                              Asset Allocation Fee      Asset Allocation Fee
    Portfolio                   With Limitations        Without Limitations
----------------              ---------------------     --------------------

Conservative Strategy                 .15%                      .35%
Balanced Strategy                     .15%                      .35%
Growth and Income Strategy            .15%                      .35%
Growth Strategy                       .15%                      .35%
Aggressive Growth Strategy            .15%                      .35%


     The amounts of the asset allocation fees for services rendered under the management agreement were as follows (with and without the fee limitations that were then in effect) for the period ended December 31: 1998

                                      With Fee          Without Fee
                                    Limitations         Limitations
                                    -----------         -----------
Conservative Strategy1                  N/A                  N/A
Balanced Strategy2                  $78,025             $182,558
Growth and Income Strategy2         356,735              834,668
Growth Strategy2                    253,545              593,231
Aggressive Growth Strategy2          94,065              219,795

___________________

1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.


     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs. The involvement of the Adviser and Goldman Sachs and their
----------------
affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios and the Underlying Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Underlying Funds invest, which could have an adverse impact on each Fund's (and, consequently, each Portfolio's) performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Underlying Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

     From time to time, the Underlying Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Underlying Funds, the Underlying Funds' investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.

       The results of each Underlying Fund's investment activities may differ significantly from the results achieved by their investment advisers and affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

       The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

       An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities currencies and investments similar to those in which the Underlying Fund invests.

       In addition, certain principals and certain of the employees of the Underlying Funds' investment advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

       The Underlying Funds' investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the

Portfolios. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

       Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund's establishment of its business relationships, nor is it expected that an Underlying Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund's creditworthiness.

       From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on an Underlying Fund and other shareholders in deciding whether to redeem its shares.

       It is possible that an Underlying Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Underlying Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent

       Goldman Sachs serves as the exclusive Distributor of shares of the Portfolios pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios' Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Portfolio shares.

       Goldman Sachs retained approximately the following commissions on sales of Class A, Class B and Class C Shares during the period ended December 31:

                                                 1998
                                                 ====
Conservative Strategy1                            N/A
Balanced Strategy2                           $156,000
Growth and Income Strategy2                   858,000
Growth Strategy2                              593,000
Aggressive Growth Strategy2                   243,000

___________________

1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Goldman Sachs also serves as the Portfolios' transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annual basis of 0.04% of average daily net assets with respect to each Portfolio's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio's Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Portfolios' by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive fees from each Portfolio as stated in the Prospectus. For the period ended December 31, 1998 the amounts paid to Goldman Sachs by each Portfolio were as follows under the fee schedules then in effect:

                                            1998
                                            ====
Conservative Strategy1                       N/A
Balanced Strategy2                      $157,025
Growth and Income Strategy2              414,136
Growth Strategy2                         399,850
Aggressive Growth Strategy2              209,288

___________________
1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

     The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio's respective expenses. The expenses include, without limitation, the fees payable to the Adviser, service fees paid to Service Organizations, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service plans applicable to a particular class and transfer agency fees, all Portfolio expenses are borne on a non-class specific basis.

The Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, taxes, transfer agency fees, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the Portfolios to the extent such expenses exceed the percentage of average daily net assets specified in the Portfolios' Prospectuses.

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Adviser in its discretion at any time.

     The amounts of certain "Other Expenses" of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect for the period ended December 31:

                                                 1998
                                                 ====
Conservative Strategy1                            N/A
Balanced Strategy2                           $224,065
Growth and Income Strategy2                   372,932
Growth Strategy2                              324,585
Aggressive Growth Strategy2                   231,575

___________________

1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Fees and expenses of legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Adviser's costs of performing certain accounting services not being provided by a Portfolio's custodian.

Custodian and Sub-Custodians

     State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in domestic and foreign and to hold cash for the Trust.

Independent Public Accountants

     Arthur Andersen, LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities for the Underlying Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds' investment advisers are generally required to give primary consideration to obtaining the most favorable price and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Underlying Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds' investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities. Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds' investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

     On occasions when an Underlying Fund's investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or subadviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the particular investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Underlying Funds' investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     [During the fiscal year ended December 31, 1998, the Portfolios acquired and sold securities of their regular broker-dealers: [complete] At December 21, 1998, the Portfolios held no securities of their regular broker-dealers as defined in Rule 10b-1 under the Act or their parents.]

                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds' shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Other portfolio securities for which accurate market quotations are available are valued by a Portfolio or Underlying Fund as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund's net asset value, the securities will be valued at the mean between the bid and the asked prices at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

          The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

          A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

          Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

          Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Portfolio's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Portfolios' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Portfolios.

          Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares of each Portfolio. Each class of shares of each Portfolio is subject to different fees and expenses and may have different returns for the same period.

          Occasionally, statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          From time to time the Trust may publish an indication of a Portfolio's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, commercial paper and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return;
(p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc.; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the London Interbank Offered Rate;
(ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolios and the Underlying Funds. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

          Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .    cost associated with aging parents;

     .    funding a college education (including its actual and estimated cost);

     .    health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .    the benefits of international and emerging market investments;

     .    the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          . the performance of various types of securities (for example, common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Portfolio;

          . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

          . total stock market capitalizations of specific countries and regions on a global basis;

          . performance of securities markets of specific countries and regions;

          . value of a dollar amount invested in a particular market or type of security over different periods of time;

          . volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

          .    credit ratings of domestic government bonds in various countries;

          . price volatility comparisons of types of securities over different periods of time; and

          . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                        waiver of fees and no
                                                                                                        expense reimbursements
                                                                                                        -----------
                                                                                   Assumes                Assumes
                                                                                   Maximum                Maximum
                                                                                  Applicable  Assumes   Applicable    Assumes
                                                                                    Sales     No sales     Sales     No Sales
      Portfolio                     Class                 Time Period              Charge*     Charge     Charge*     Charge
      ---------                     -----                 -----------              -------     ------     -------     ------
Balanced Strategy               A              1/2/98-12/31/98 - Since inception      0.55%      6.38%      (0.37)%     5.42%
Balanced Strategy               B              1/2/98-12/31/98 - Since inception      0.62%      5.75%      (0.26)%     4.87%
Balanced Strategy               C              1/2/98-12/31/98 - Since inception      4.81%      5.83%       3.93%      4.95%
Balanced Strategy               Institutional  1/2/98-12/31/98 - Since inception       N/A       6.99%        N/A       6.10%
Balanced Strategy               Service        1/2/98-12/31/98 - Since inception       N/A                    N/A


Growth and Income Strategy      A              1/2/98-12/31/98 - Since inception      0.71%      6.55%       0.23%      6.05%
Growth and Income Strategy      B              1/2/98-12/31/98 - Since inception      0.71%      5.82%       0.29%      5.40%
Growth and Income Strategy      C              1/2/98-12/31/98 - Since inception      4.78%      5.80%       4.35%      5.37%
Growth and Income Strategy      Institutional  1/2/98-12/31/98 - Since inception       N/A       6.96%        N/A       6.55%
Growth and Income Strategy      Service        1/2/98-12/31/98 - Since inception       N/A                    N/A


Growth Strategy                 A              1/2/98-12/31/98 - Since inception     (1.11)%     4.62%      (1.68)%     4.03%
Growth Strategy                 B              1/2/98-12/31/98 - Since inception     (1.07)%     3.98%      (1.59)%     3.46%
Growth Strategy                 C              1/2/98-12/31/98 - Since inception      2.95%      3.96%       2.42%      3.43%
Growth Strategy                 Institutional  1/2/98-12/31/98 - Since inception       N/A       4.92%        N/A       4.41%
Growth Strategy                 Service        1/2/98-12/31/98 - Since inception       N/A       4.45%        N/A       3.92%

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                       Assuming no voluntary
                                                                                       waiver of fees and no
                                                                                       expense reimbursements
                                                                                       ----------------------
                                                           Assumes                     Assumes
                                                           Maximum                     Maximum
                                                           Applicable     Assumes      Applicable     Assumes
                                                           Sales          No sales     Sales          No Sales
        Fund           Class         Time Period           Charge*        Charge       Charge*        Charge
       -----           -----         ------------          -------        ------       -------        ------

                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                        waiver of fees and no
                                                                                                        expense reimbursements
                                                                                                        ----------------------
                                                                                   Assumes                Assumes
                                                                                   Maximum                Maximum
                                                                                  Applicable  Assumes   Applicable    Assumes
                                                                                    Sales     No sales     Sales     No Sales
             Fund                   Class                 Time Period              Charge*     Charge     Charge*     Charge
             ----                   -----                 -----------              -------     ------     -------     ------
Aggressive Growth Strategy      A              1/2/98-12/31/98 - Since inception     (3.05)%     2.57%      (3.89)%     1.69%
Aggressive Growth Strategy      B              1/2/98-12/31/98 - Since inception     (3.09)%     1.93%      (3.90)%     1.12%
Aggressive Growth Strategy      C              1/2/98-12/31/98 - Since inception      1.04%      2.04%       0.22%      1.22%
Aggressive Growth Strategy      Institutional  1/2/98-12/31/98 - Since inception       N/A       2.80%        N/A       1.97%
Aggressive Growth Strategy      Service        1/2/98-12/31/98 - Since inception       N/A       2.54%        N/A       1.72%

--------------------
All returns are average annual total returns.

* Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

          From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

          The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Portfolio's investments and discussions of a Portfolio's current asset allocation.

          In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

          A Portfolio's performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Portfolio's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

          The Trust may, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request.


                              SHARES OF THE TRUST

          Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

          Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under Service Plan are borne exclusively by Service Shares, fees under the Distribution and Service Plan are borne exclusively by Class A Shares, Class B Shares or Class C Shares, and transfer agency fees may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Shareholder Guide" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution's customers.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Portfolio attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

          Class B Shares and Class C Shares of the Portfolios are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares. Class B Shares and Class C Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares and Class C
Shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

          In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the Transfer Agent.

[UPDATE 5% SHAREHOLDERS]

          As of November 20, 1998, Merrill Lynch Pierce Fenner & Smith, Attn:
Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 7% of the Balanced Strategy Portfolio's outstanding Class B shares; Merrill Lynch Pierce Fenner & Smith, Attn: Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 9% of the Balanced Strategy Portfolio's outstanding Class C shares; Merrill Lynch Pierce Fenner & Smith, Attn: Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 5% of the Growth and Income Strategy Portfolio's outstanding Class B shares; Merrill Lynch Pierce Fenner & Smith, Attn: Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 9% of the Growth and Income Strategy Portfolio's outstanding Class C shares; Kentucky Wesleyan College, Endowment Account, c/o Cindra Stiff, 3000 Frederica Street, Owensboro, KY 42301-6055, was recordholder of 5% of the Growth Strategy Portfolio's outstanding Class A shares; Merrill Lynch Pierce Fenner & Smith, Attn: Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 5% of the Growth Strategy Portfolio's outstanding Class B shares; Merrill Lynch Pierce Fenner & Smith, Attn: Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 11% of the Growth Strategy Portfolio's outstanding Class C shares; and Merrill Lynch Pierce Fenner & Smith, Attn:
Service Team 97TM4, 4800 Deer Lake Drive, East 3rd Floor, Jacksonville, FL 32246-6484, (beneficially for its customers) was recordholder of 9% of the Aggressive Growth Strategy Portfolio's outstanding Class C shares.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect to assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.

However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability

          Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

          In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                    TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

          Each Portfolio is a separate taxable entity. Each of the Portfolios intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

          If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least

90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long- term capital gains, distributed to shareholders. In this connection, dividends received by a Portfolio from an Underlying Fund, other than capital gain distributions, are treated as ordinary income to the Portfolio. Distributions from an Underlying Fund designated as capital gain distributions are treated as long-term capital gains. Such long-term capital gain will generally be 20% rate gain. In addition, upon the sale or other disposition by a Portfolio of shares of an Underlying Fund or other investment, the Portfolio will generally realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period.

          If a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term rate capital gain, as the case may be, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of an Underlying Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain of the foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

          An Underlying Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          Each Underlying Fund also intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund so qualifies and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax. If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

          If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

          While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.

          If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Underlying Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an Underlying Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

          For U.S. federal income tax purposes, distributions by a Portfolio generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

          Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Portfolio's dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio's were not a regulated investment company may be eligible for the dividends-received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will generally be 20% rate gain. Distributions, if any, that are in excess of a Portfolio's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

          When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. In general, the maximum long-term capital gain rate will be 20% for gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          Each Portfolio may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Portfolio with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the banking withholding provisions. If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Services. Backup withholding could apply to payments relating to your account while you are waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts for Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

          The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

          Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

          Non-U.S. persons who fail to furnish a Portfolio with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.

State and Local

          Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in the securities held by the Portfolio. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS


          The audited financial statements and related reports of Arthur Andersen LLP, independent public accountants, for each Portfolio contained in each Portfolio's 1998 Annual Report (except Conservative Strategy Portfolio) are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Portfolio's prospectus. No other portions of the Portfolios' Annual Reports are incorporated hereby by reference.


                               OTHER INFORMATION




          Each Portfolio will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

          The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

          As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to a Distribution and Service Plan or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

          The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries ("Intermediaries") for the sale and distribution of shares of the Portfolios and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Portfolios described in the Portfolios' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Portfolios and payments for providing extra employee training and information relating to the Portfolios; "listing" fees for the placement of the Portfolios on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Portfolios; "marketing support" fees for providing assistance in promoting the sale of the Portfolios' shares; and payments for the sale of Shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Portfolios. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
                   (Class A, Class B and Class C Shares Only)


          The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Maximum Sales Charges
=====================

          Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the offering price per share, as of December 31, 1998 and $10.00 for the Conservative Strategy Portfolio, the maximum offering price of each Portfolio's Class A shares would be as follows:

                                        Net Asset                 Maximum               Offering Price
                                          Value                 Sales Charge               to Public
                                          -----                 ------------               ---------
Conservative Strategy                     $10.00                     5.5%                   $10.58
Balanced Strategy                         $10.31                     5.5%                   $10.91
Growth and Income Strategy                $10.38                     5.5%                   $10.98
Growth Strategy                           $10.29                     5.5%                   $10.89
Aggressive Growth Strategy                $10.16                     5.5%                   $10.75

Other Purchase Information
==========================

The sales load waivers on the Portfolios' shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

          If shares of a Portfolio are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

          Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return.

Right of Accumulation - (Class A)
=================================

          A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Portfolios and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Balanced Strategy Portfolio with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Portfolios may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Portfolios and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Portfolios' shares to eligible persons; and (ii) notification to the Portfolios at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention - (Class A)
==================================

          If a shareholder anticipates purchasing at least $100,000 of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

Cross-Reinvestment of Dividends and Distributions
=================================================

          You may receive dividends and distributions in additional shares of the same class of the Portfolio in which you have invested or you may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Portfolio (the "ILA Portfolios").

          A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
==========================

          A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of a Portfolio into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan
==========================

          A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

          Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                         DISTRIBUTION AND SERVICE PLANS
                   (Class A, Class B and Class C Shares Only)

          As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Portfolio, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act.

          The Plans for each Portfolio were most recently approved on [April __, 1999] by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

          The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Portfolio's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio's average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

          Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Portfolios' Class A, Class B and Class C
Shares.

          Under each Plan, Goldman Sachs, as distributor of each Portfolio's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

          The Plans will remain in effect until [May 1, 2000] and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Portfolio and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the applicable Portfolio and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B and Class C Shareholders.

          For the period ended December 31, 1998, the distribution fees paid to Goldman Sachs by each Portfolio then in existence pursuant to the Class A, Class B and Class C Plans were as follows:

                                                        Period Ended December 31, 1998
                             ------------------------------------------------------------------------------
                                      Class A Plan               Class B Plan             Class C Plan
                                      ============               ============             ============
Conservative Strategy1                         N/A                        N/A                      N/A
Balanced Strategy2                    $     86,263               $    156,644             $    130,311
Growth and Income Strategy2                381,299                    736,771                  564,141
Growth Strategy2                           267,938                    587,857                  366,555
Aggressive Growth Strategy2                 94,953                    240,609                  125,878

---------------------
1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

          During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

                                                         Compensation              Printing and   Preparation
                                                         and Expenses  Allocable   Mailing of     and
                                                         of the        Overhead,   Prospectuses   Distribution
                                                         Distributor   Telephone   to Other       of Sales
                                           Compensation  & its Sales   and Travel  than Current   Literature and
                                           to Dealers    Personnel     Expenses    Shareholders   Advertising
                                          ------------  ------------  ----------   ------------  --------------
Period Ended December 31, 1998:

Conservative Strategy1
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Aggressive Growth Strategy

_____________________

1    Not operational.

          During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

                                                        Compensation              Printing and   Preparation
                                                        and Expenses  Allocable   Mailing of        and
                                                        of the        Overhead,   Prospectuses   Distribution
                                                        Distributor   Telephone   to Other       of Sales
                                          Compensation  & its Sales   and Travel  than Current   Literature and
                                          To Dealers2   Personnel     Expenses    Shareholders   Advertising
                                          ------------  ------------  ----------  ------------  --------------
Period Ended December 31, 1998:

Conservative Strategy1
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Aggressive Growth Strategy

____________________

1    Not operational.

2 Advance commissions paid to dealers of 5% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

          During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

                                                Compensation              Printing and  Preparation
                                                and Expenses  Allocable   Mailing of    and
                                                of the        Overhead,   Prospectuses  Distribution
                                                Distributor   Telephone   to Other      of Sales
                                  Compensation  & its Sales   and Travel  than Current  Literature and
                                  to Dealers    Personnel     Expenses    Shareholders  Advertising
                                  ------------  ------------  ----------  ------------  --------------
Period Ended December 31, 1998:

Conservative Strategy1
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Aggressive Growth Strategy

______________________

1    Not operational.

2 Advance commissions paid to dealers of 1% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

     For the period ended December 31, 1998, Goldman Sachs received service fees from the Portfolio pursuant to the Plans then in existence at the rate of 0.25% of each Portfolio's average daily net assets attributable to Class A, Class B, or Class C Shares, which totaled:

                                      Class A        Class B       Class C
                                      -------        -------       -------
Conservative Strategy1                    N/A            N/A           N/A
Balanced Strategy2                     $    0        $     0       $     0
Growth and Income Strategy2                 0              0             0
Growth Strategy2                            0              0             0
Aggressive Growth Strategy2                 0              0             0

_____________________
1    Not operational.

2 The Balanced Strategy Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.







                                  SERVICE PLAN
                             (Service Shares Only)

     Each Portfolio has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Portfolio will enter into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Portfolio, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Portfolio, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Portfolio, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Portfolio, including obtaining information from a Portfolio, working with a Portfolio to correct errors and resolve problems and providing statistical and other information to a Portfolio. As compensation for such services, a Portfolio will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Portfolio attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets.

     The amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows for the period ended December 31:

                                                 1998
                                                 ====
Conservative Strategy1                            N/A
Balanced Strategy2                             $1,358
Growth and Income Strategy2                     3,734
Growth Strategy2                                  820
Aggressive Growth Strategy2                       306

___________________
1    Not operational.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Each Portfolio has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Portfolios, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Portfolio. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Portfolio's method of operations or providing alternative means of offering Service Shares of a Portfolio to customers of such Service Organizations, in which case the operation of such Portfolio, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of a Portfolio's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve each Portfolio's Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on ________, 1999. The Plan and Service Agreements will remain in effect until
___________, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Portfolio on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Portfolio's Plan will benefit such Portfolio and its holders of Service Shares.

                                       GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary
December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made (with the maximum sales charges of 5.5% for Class A and redemp-tion charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes in Goldman Sachs Balanced Strategy Portfolio (formerly, the Goldman Sachs Income Strategy Portfolio) on February 1, 1998. For comparative purposes, the performance of the portfolio benchmark (the S&P 500, Lehman High Yield Bond Index and two-year U.S. Trea-sury Bills ("Two-Year T-Bill")) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than original cost.

 Goldman Sachs Balanced Strategy Portfolio's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 1998.(a)

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                                                                                                 Lehman High
                                                    Institutional    Service                     Yield Bond
               Class A       Class B      Class C        Class        Class      S&P 500           Index       Two-Year T-Bill
------------------------------------------------------------------------------------------------------------------------------
2/1/98            9450         10000        10000        10000        10000        10000           10000            10000
2/28/98           9814          9879        10279        10401        10393        10721           10059            10000
3/98              9975         10041        10442        10575        10555        11270           10154            10035
4/98             10006         10067        10468        10610        10586        11384           10193            10077
5/98              9950         10003        10404        10554        10527        11188           10229            10128
6/98              9965         10012        10414        10573        10541        11642           10266            10177
7/98              9932          9961        10374        10541        10495        11518           10324            10221
8/98              9300          9304         9704         9873         9835         9852            9754            10370
9/98              9394          9402         9797         9975         9933        10484            9798            10512
10/98             9674          9679        10083        10277        10229        11336            9597            10567
11/98             9878          9886        10291        10496        10443        12023            9996            10517
12/98            10055         10062        10481        10699        10630        12715           10007            10546

 Average Annual Total Return through December 31, 1998(b)


                         Since Inception(c)
 Class A
 Excluding sales charges       6.38%
 Including sales charges       0.55%
 ------------------------------------------

 Class B
 Excluding sales charges       5.75%
 Including sales charges       0.62%
 ------------------------------------------

 Class C
 Excluding sales charges       5.83%
 Including sales charges       4.80%
 ------------------------------------------
 Institutional Class           6.99%
 ------------------------------------------
 Service Class                 6.30%
 ------------------------------------------


 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) All classes commenced operations on January 2, 1998.
 (c) Represents the cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary
December 31, 1998


 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made (with the maximum sales charges of 5.5% for Class A and redemp-tion charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes in Goldman Sachs Growth and In-come Strategy Portfolio on February 1, 1998. For comparative purposes, the performance of the portfolio benchmark (the S&P 500, Lehman High Yield Bond Index, Lehman Aggregate Index and Morgan Stanley EAFE ("MSCI EAFE")) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when rendered, to be worth more or less than original cost.

 Goldman Sachs Growth and Income Strategy Portfolio's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 1998.(a)

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                                                                                     Lehman
                                                                                      High         Lehman
                                              Institutional    Service               Yield        Aggregate   MSCI
                Class A  Class B  Class C         Class         Class   S&P 500    Bond Index       Index     EAFE
-------------------------------------------------------------------------------------------------------------------
2/1/98             9450    10000    10000          10000        10000    10000       10000          10000     10000
2/28/98           10113    10190    10580          10700        10700    10721       10059           9992     10644
3/98              10333    10426    10815          10937        10928    11270       10154          10027     10974
4/98              10380    10466    10855          10987        10978    11384       10193          10079     11063
5/98              10210    10276    10665          10807        10798    11188       10229          10175     11012
6/98              10180    10239    10630          10781        10755    11642       10266          10261     11098
7/98              10065    10109    10499          10660        10634    11518       10324          10283     11213
8/98               9001     9003     9381           9543         9508     9852        9754          10450      9826
9/98               9145     9142     9525           9694         9658    10484        9798          10695      9627
10/98              9526     9515     9914          10098        10062    11336        9597          10638     10523
11/98              9841     9855    10246          10453        10405    12023        9996          10699     11065
12/98             10071    10071    10478          10696        10643    12715       10007          10731     11504

 Average Annual Total Return through December 31, 1998(b)

                           Since Inception(c)
  Class A
  Excluding sales charges        6.55%
  Including sales charges        0.71%
 --------------------------------------------
  Class B
  Excluding sales charges        5.82%
  Including sales charges        0.71%
 --------------------------------------------
  Class C
  Excluding sales charges        5.80%
  Including sales charges        4.78%
 --------------------------------------------
  Institutional Class            6.96%
 --------------------------------------------
  Service Class                  6.43%
 --------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) All classes commenced operations on January 2, 1998.
 (c) Represents the cumulative total return since the class has not been in operation for a full 12 months.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Investments
December 31, 1998
GOLDMAN SACHS
BALANCED STRATEGY PORTFOLIO

  Shares    Description                                                 Value

 Mutual Funds (Institutional Shares) - 97.8%
  Equity - 47.3%
  2,231,018 Goldman Sachs CORE International Equity Fund - 22.6%   $22,377,111
    469,802 Goldman Sachs Growth and Income Fund - 11.5%            11,345,722
    580,663 Goldman Sachs CORE Large Cap Growth Fund - 9.0%          8,913,177
    218,948 Goldman Sachs CORE Small Cap Equity Fund - 2.2%          2,217,940
    210,071 Goldman Sachs Real Estate Securities Fund - 2.0%         1,934,758
                                                                   -----------
                                                                   $46,788,708
 -----------------------------------------------------------------------------
  Fixed Income - 50.5%
  3,416,079 Goldman Sachs Short Duration Government Fund - 33.8%   $33,409,253
    817,579 Goldman Sachs Global Income
            Fund - 12.7%                                            12,549,837
    411,188 Goldman Sachs High Yield Fund - 4.0%                     3,955,624
                                                                   -----------
                                                                   $49,914,714
 -----------------------------------------------------------------------------
  TOTAL MUTUAL FUNDS
  (Cost $96,020,771)                                               $96,703,422
 -----------------------------------------------------------------------------

  Principal  Interest  Maturity
   Amount      Rate      Date          Value

 Repurchase Agreement - 0.2%

 Joint Repurchase Agreement Account

  $200,000    4.89%  01/04/1999  $   200,000
 --------------------------------------------
  TOTAL REPURCHASE AGREEMENT ACCOUNT
  (Cost $200,000)                $   200,000
 --------------------------------------------
  TOTAL INVESTMENTS
  (Cost
  $96,220,771)(a)                $96,903,422
 --------------------------------------------
  Federal Income Tax
  Information:
  Gross unrealized gain for in-
   vestments in which value ex-
   ceeds cost                    $ 1,262,141
  Gross unrealized loss for in-
   vestments in which cost ex-
   ceeds value                    (1,572,147)
 --------------------------------------------
  Net unrealized loss            $  (310,006)
 --------------------------------------------

 (a) The aggregate cost for federal income tax purposes is $97,213,428. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
GOLDMAN SACHS
GROWTH AND INCOME STRATEGY PORTFOLIO

  Shares     Description                                               Value
 Mutual Funds (Institutional Shares) - 99.2%
  Equity - 68.0%
  11,468,937 Goldman Sachs CORE International Equity Fund -
              26.7%                                              $115,033,442
   2,932,080 Goldman Sachs Growth and Income Fund - 16.4%          70,809,735
   3,282,943 Goldman Sachs CORE Large Cap Growth Fund - 11.7%      50,393,179
   2,951,373 Goldman Sachs Emerging Markets Equity Fund - 4.9%     21,308,912
   1,803,648 Goldman Sachs CORE Small Cap Equity Fund - 4.2%       18,270,959
     839,951 Goldman Sachs International Small Cap Fund - 2.0%      8,769,087
     931,109 Goldman Sachs Real Estate Securities Fund - 2.0%       8,575,518
                                                                 ------------
                                                                 $293,160,832
 ----------------------------------------------------------------------------
  Fixed Income - 31.2%
   4,161,501 Goldman Sachs Global Income Fund - 14.8%            $ 63,879,045
   4,670,459 Goldman Sachs Core Fixed Income Fund - 10.9%          46,938,114
   2,477,074 Goldman Sachs High Yield Fund - 5.5%                  23,829,452
                                                                 ------------
                                                                 $134,646,611
 ----------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $433,474,629)(a)                                         $427,807,443
 ----------------------------------------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
   gain for invest-
   ments in which
   value exceeds
   cost             $  7,824,638
  Gross unrealized
   loss for invest-
   ments in which
   cost exceeds
   value             (15,602,873)
 --------------------------------
  Net unrealized
  loss              $ (7,778,235)
 --------------------------------

 (a) The aggregate cost for federal income tax purposes is $435,585,678. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 For information on the underlying mutual funds, please call our toll free Shareholder Services Line at
 1-800-526-7384 or visit us on the web at www.gs.com/funds.

                                           The accompanying notes are an
                                           integral part of these financial
                                           statements.                       11

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and redemp-tion charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for Institutional and Service Classes in Goldman Sachs Growth Strategy Portfolio on February 1, 1998. For comparative purposes, the performance of the portfolio benchmark (the S&P 500, Morgan Stanley EAFE ("MSCI EAFE"), Rus-sell 2000 and Morgan Stanley Emerging Market ("MSCI EMF")) are also shown. All performance data shown represents past performance and should not be con-sidered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than original cost.

 Goldman Sachs Growth Strategy Portfolio's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 1998.(a)


             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

              Class A  Class B  Class C    Institutional       Service     S&P 500  MSCI EAFE  Russell 2000  MSCI EMF
                                               Class            Class
2/1/98           9450    10000    10000        10000            10000       10000      10000       10000       10000
2/28/98         10217    10310    10710        10810            10890       10721      10644       10739       11044
3/98            10491    10593    10991        11104            11190       11270      10974       11181       11523
4/98            10548    10643    11041        11164            11250       11384      11063       11243       11398
5/98            10283    10363    10761        10884            10880       11188      11012       10637        9836
6/98            10213    10275    10684        10816            10760       11642      11098       10659        8804
7/98            10024    10065    10474        10615            10520       11518      11213        9796        9083
8/98             8612     8621     8992         9120             8750        9852       9826        7894        6457
9/98             8760     8765     9141         9285             8910       10484       9527        8512        6867
10/98            9244     9240     9637         9798             9520       11336      10523        8859        7590
11/98            9614     9616    10014        10200             9940       12023      11065        9323        8221
12/98            9889     9893    10295        10492            10254       12715      11504        9900        8102


  Average Annual Total Return through December 31,
  1998(b)
                           Since Inception(c)
  Class A
  Excluding sales charges         4.62%
  Including sales charges        -1.11%
 ----------------------------------------------------
  Class B
  Excluding sales charges         3.98%
  Including sales charges        -1.07%
 ----------------------------------------------------
  Class c
  Excluding sales charges         3.96%
  Including sales charges         2.95%
 ----------------------------------------------------
  Institutional Class             4.92%
 ----------------------------------------------------
  Service Class                   4.45%
 ----------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) All classes commenced operations on January 2, 1998.
 (c) Represents the cumulative total return since the class has not been in operation for a full 12 months.

                              GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made (with the maximum sales charges of 5.5% for Class A and redemp-tion charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes in Goldman Sachs Aggressive Growth Strategy Portfolio on February 1, 1998. For comparative purposes, the performance of the portfolio benchmark (the S&P 500, Morgan Stanley EAFE ("MSCI EAFE"), Russell 2000 and Morgan Stanley Emerging Market ("MSCI EMF")) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than original cost.

 Goldman Sachs Aggressive Growth Strategy Portfolio's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 1998.(a)


             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                                            Institutional    Service
               Class A  Class B  Class C        Class         Class     S&P 500    MSCI EAFE   Russell 2000     MSCI EMF
------------------------------------------------------------------------------------------------------------------------
2/1/98            9450    10000    10000        10000         10000      10000      10000         10000          10000
2/28/98          10293    10390    10790        10890         10890      10721      10644         10739          11044
3/98             10577    10690    11090        11190         11190      11270      10974         11181          11523
4/98             10633    10740    11140        11250         11250      11384      11063         11243          11398
5/98             10284    10370    10770        10880         10880      11188      11012         10637           9836
6/98             10170    10240    10640        10760         10760      11642      11098         10659           8804
7/98              9943    10000    10390        10520         10520      11518      11213          9796           9083
8/98              8280     8294     8643         8760          8750       9852       9826          7894           6457
9/98              8422     8436     8791         8910          8910      10484       9527          8512           6867
10/98             8998     8997     9385         9520          9520      11336      10523          8859           7590
11/98             9395     9396     9801         9940          9940      12023      11065          9323           8221
12/98             9695     9691    10104        10280         10254      12715      11504          9900           8102

  Average Annual Total Return through December 31, 1998(b)

                            Since Inception(c)
  Class A
  Excluding sales charges          2.57%
  Including sales charges         -3.05%
 ---------------------------------------------
  Class B
  Excluding sales charges          1.93%
  Including sales charges         -3.09%
 ---------------------------------------------
  Class C
  Excluding sales charges          2.04%
  Including sales charges          1.04%
 ---------------------------------------------
  Institutional Class              2.80%
 ---------------------------------------------
  Service Class                    2.54%
 ---------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) All classes commenced operations on January 2, 1998.
 (c) Represents the cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Investments
December 31, 1998
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

  Shares    Description                                               Value
 Mutual Funds (Institutional Shares) - 99.9%
  Equity - 88.2%
  9,268,044 Goldman Sachs CORE International Equity Fund -
             30.5%                                              $ 92,958,486
  3,029,881 Goldman Sachs Growth and Income Fund - 24.0%          73,171,629
  3,247,155 Goldman Sachs CORE Large Cap Growth Fund -16.4%       49,843,822
  2,872,947 Goldman Sachs Emerging Markets Equity Fund - 6.8%     20,742,674
  1,623,281 Goldman Sachs CORE Small Cap Equity Fund - 5.4%       16,443,840
    743,457 Goldman Sachs International Small Cap Fund - 2.6%      7,761,696
    824,039 Goldman Sachs Real Estate Securities Fund - 2.5%       7,589,403
                                                                ------------
                                                                $268,511,550
 ----------------------------------------------------------------------------
  Fixed Income - 11.7%
  1,000,717 Goldman Sachs Core Fixed Income Fund - 3.3%         $ 10,057,210
  1,229,432 Goldman Sachs Global Income Fund - 6.2%               18,871,775
    707,924 Goldman Sachs High Yield Fund - 2.2%                   6,810,226
                                                                ------------
                                                                $ 35,739,211
 ----------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $309,339,607)(a)                                        $304,250,761
 ----------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which value exceeds
   cost                                                         $  6,520,352
  Gross unrealized loss for investsments in which cost exceeds
   value                                                         (14,122,153)
 ----------------------------------------------------------------------------
  Net unrealized loss                                           $ (7,601,801)
 ----------------------------------------------------------------------------

 (a) The aggregate cost for federal income tax purposes is $311,852,562.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

  Shares    Description                                               Value

 Mutual Funds (Institutional Shares) - 99.7%
  Equity - 99.7%
  3,797,990 Goldman Sachs CORE International
            Equity Fund - 34.5%                                 $ 38,093,842
  1,161,682 Goldman Sachs Growth and Income Fund - 25.5%          28,054,617
  1,215,815 Goldman Sachs CORE Large Cap Growth Fund - 16.9%      18,662,763
  1,454,891 Goldman Sachs Emerging Markets Equity Fund - 9.5%     10,504,311
    679,684 Goldman Sachs CORE Small Cap Equity Fund - 6.2%        6,885,197
    428,515 Goldman Sachs International Small Cap Fund - 4.1%      4,473,692
    356,179 Goldman Sachs Real Estate Securities Fund - 3.0%       3,280,413
                                                                ------------
                                                                $109,954,835
 ----------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $113,119,461)(a)                                        $109,954,835
 ----------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which value exceeds
   cost                                                         $  1,955,478
  Gross unrealized loss for investsments in which cost exceeds
   value                                                          (6,209,134)
 ----------------------------------------------------------------------------
  Net unrealized loss                                           $ (4,253,656)
 ----------------------------------------------------------------------------

 (a) The aggregate cost for federal income tax purposes is $114,208,491.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 For information on the underlying mutual funds, please call our toll free Shareholder Services Line at
 1-800-526-7384 or visit us on the web at www.gs.com/funds.

14 The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Assets and Liabilities
December 31, 1998
      The accompanying notes are an integral part of these financial statements.

                              Goldman Sachs       Goldman Sachs       Goldman Sachs       Goldman Sachs
                                 Balanced       Growth and Income         Growth        Aggressive Growth
                            Strategy Portfolio  Strategy Portfolio  Strategy Portfolio  Strategy Portfolio
 Assets:

  Investment in
  securities, at value
  (identified cost
  $96,220,771,
  $433,474,629,
  $309,339,607,
  $113,119,461,
  respectively)                    $96,903,422        $427,807,443        $304,250,761        $109,954,835
  Cash                                 315,106           1,415,394             201,452                  --
  Receivables:
  Investment securities
  sold                                      --             148,884             291,580             126,701
  Dividends and interest               204,223           1,178,251             317,096                  --
  Fund shares sold                   1,899,991           3,609,578           1,745,473             811,672
  Reimbursement from
  adviser                               73,585             156,144             190,546             104,555
  Deferred organization
  expenses, net                         12,508              12,508              12,508              12,508
  Other assets                              --               8,070                 254                 993
 --------------------------------------------------------------------------------------------------------------
  Total assets                      99,408,835         434,336,272         307,009,670         111,011,264
 --------------------------------------------------------------------------------------------------------------

 Liabilities:

  Due to Bank                               --                  --                  --             126,701
  Payables:
  Investment securities
  purchased                            204,105                  --                  --                  --
  Fund shares repurchased              122,229           2,275,342           1,940,264             322,311
  Amounts owed to
  affiliates                            84,035             357,588             258,255             110,107
  Accrued expenses and
  other liabilities                    142,491             252,994             225,167             142,211
 --------------------------------------------------------------------------------------------------------------
  Total liabilities                    552,860           2,885,924           2,423,686             701,330
 --------------------------------------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                   99,193,278         438,910,650         313,588,270         115,743,162
  Accumulated
  undistributed net
  investment income                     21,172                  --                  --              15,311
  Accumulated net realized
  loss on investment
  transactions                      (1,041,126)         (1,793,116)         (3,913,440)         (2,283,913)
  Net unrealized gain
  (loss) on investments                682,651          (5,667,186)         (5,088,846)         (3,164,626)
 --------------------------------------------------------------------------------------------------------------
  NET ASSETS                       $98,855,975        $431,450,348        $304,585,984        $110,309,934
 --------------------------------------------------------------------------------------------------------------
  Net asset value per
  share:(a)
  Class A                               $10.31              $10.38              $10.29              $10.16
  Class B                               $10.31              $10.36              $10.28              $10.14
  Class C                               $10.32              $10.36              $10.28              $10.15
  Institutional                         $10.32              $10.39              $10.29              $10.16
  Service                               $10.31              $10.37              $10.29              $10.15
 --------------------------------------------------------------------------------------------------------------
  Shares Outstanding:
  Class A                            3,901,387          17,472,321          12,518,008           4,638,495
  Class B                            3,274,954          13,402,760          10,630,600           4,061,821
  Class C                            2,345,641           9,722,378           6,216,695           2,139,879
  Institutional                         19,857             869,159             214,334              12,162
  Service                               44,171             130,588              36,710              11,886
 --------------------------------------------------------------------------------------------------------------
  Total shares
  outstanding, $.001 par
  value
  (unlimited number of
  shares authorized)                 9,586,010          41,597,206          29,616,347          10,864,243
 --------------------------------------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share divided by 1 minus maximum sales charge of 5.5%) for Class A shares of the Balanced, Growth & Income, Growth and Aggressive Growth Strategy Portfolios is $10.91, $10.98, 10.89, $10.75, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Operations
For the Period Ended December 31, 1998

                                             Goldman Sachs          Goldman Sachs          Goldman Sachs
                                               Balanced           Growth and Income           Growth
                                         Strategy Portfolio(a)  Strategy Portfolio(a)  Strategy Portfolio(a)
Investment income:
Income distributions from underlying
funds                                               $1,877,900            $ 7,017,569            $ 3,503,789
Interest                                                21,198                 91,521                 64,645
 ------------------------------------------------------------------------------------------------------------
Total income                                         1,899,098              7,109,090              3,568,434
 ------------------------------------------------------------------------------------------------------------
Expenses:
Management fees                                        182,558                834,668                593,231
Distribution and Service fees(b)                       373,218              1,682,211              1,222,350
Custodian fees                                          36,000                 47,000                 36,000
Transfer Agent fees                                    157,025                414,136                399,850
Registration fees                                      109,531                247,354                210,061
Professional fees                                       30,475                 30,475                 30,475
Trustee fees                                             5,448                  5,417                  5,483
Amortization of deferred
organization expenses                                    3,116                  3,116                  3,116
Service class fees                                       1,358                  3,734                    820
Other                                                   39,495                 39,570                 39,450
 ------------------------------------------------------------------------------------------------------------
Total expenses                                         938,224              3,307,681              2,540,836
 ------------------------------------------------------------------------------------------------------------
Less--
 expenses reimbursed and fees waived by
Goldman Sachs                                        (422,724)               (985,336)              (861,810)
 ------------------------------------------------------------------------------------------------------------
Net expenses                                           515,500              2,322,345              1,679,026
 ------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                1,383,598              4,786,745              1,889,408
 ------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss):
Capital gain distributions from
underlying funds                                       268,323              2,045,037                555,931
Net realized loss from investment
transactions                                          (659,779)              (104,094)            (2,593,098)
Net change in unrealized gain (loss)
on investments                                         682,651             (5,667,186)            (5,088,846)
 ------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)                                                 291,195             (3,726,243)            (7,126,013)
 ------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                    $1,674,793            $ 1,060,502            $(5,236,605)
 ------------------------------------------------------------------------------------------------------------

                                             Goldman Sachs
                                           Aggressive Growth
                                         Strategy Portfolio(a)

Investment income:
Income distributions from underlying
funds                                         $   898,684
Interest                                           23,129
 ------------------------------------------------------------------------------------------------------------
Total income                                      921,813
 ------------------------------------------------------------------------------------------------------------

Expenses:
Management fees                                   219,795
Distribution and Service fees(b)                  461,440
Custodian fees                                     36,000
Transfer Agent fees                               209,288
Registration fees                                 118,413
Professional fees                                  30,475
Trustee fees                                        5,714
Amortization of deferred
organization expenses                               3,116
Service class fees                                    306
Other                                              37,857
 ------------------------------------------------------------------------------------------------------------
Total expenses                                  1,122,404
 ------------------------------------------------------------------------------------------------------------
Less--
 expenses reimbursed and fees waived by
Goldman Sachs                                    (491,207)
 ------------------------------------------------------------------------------------------------------------
Net expenses                                      631,197
 ------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             290,616
 ------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss):
Capital gain distributions from
underlying funds                                    1,196
Net realized loss from investment
transactions                                   (1,810,785)
Net change in unrealized gain (loss)
on investments                                 (3,164,626)
 ------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)                                         (4,974,215)
 ------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS              $(4,683,599)
 ------------------------------------------------------------------------------------------------------------

(a) Commencement date of operations was January 2, 1998.
(b) Class A, Class B and Class C of the following funds had distribution and service fees of:
    Goldman Sachs Balanced Strategy Portfolio: $86,263, $156,644, and $130,311, respectively.
    Goldman Sachs Growth and Income Strategy Portfolio: $381,299, $736,771, and $564,141, respectively.
    Goldman Sachs Growth Strategy Portfolio: $267,938, $587,857, and $366,555, respectively.
    Goldman Sachs Aggressive Growth Strategy Portfolio: $94,953, $240,609, and $125,878, respectively.

16 The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Changes in Net Assets
For the Period Ended December 31, 1998
      The accompanying notes are an integral part of these financial statements.

                                Goldman Sachs          Goldman Sachs          Goldman Sachs          Goldman Sachs
                                  Balanced           Growth and Income           Growth            Aggressive Growth
                            Strategy Portfolio(a)  Strategy Portfolio(a)  Strategy Portfolio(a)  Strategy Portfolio(a)
  From operations:
  Net investment income              $  1,383,598           $  4,786,745           $  1,889,408           $    290,616
  Net realized gain (loss)               (391,456)             1,940,943             (2,037,167)            (1,809,589)
  Net change in unrealized
  gain (loss) on
  investments                             682,651             (5,667,186)            (5,088,846)            (3,164,626)
 ----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                       1,674,793              1,060,502             (5,236,605)            (4,683,599)
 ----------------------------------------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income
  Class A shares                         (675,433)            (2,306,364)            (1,028,555)              (235,518)
  Class B shares                         (389,882)            (1,359,409)              (531,921)               (33,771)
  Class C shares                         (308,560)              (990,627)              (309,463)               (19,874)
  Institutional shares                     (2,105)              (112,462)               (16,851)                  (830)
  Service shares                           (7,619)               (17,883)                (2,618)                  (623)
  In excess of net
  investment income
  Class A shares                         (113,394)              (822,962)              (291,624)                  (689)
  Class B shares                          (65,455)              (485,067)              (150,814)                   (99)
  Class C shares                          (51,802)              (353,478)               (87,742)                   (58)
  Institutional shares                       (353)               (40,129)                (4,778)                    (2)
  Service shares                           (1,279)                (6,381)                  (742)                    (2)
  From net realized gain
  Class A shares                         (162,793)              (867,706)              (595,050)              (201,675)
  Class B shares                         (140,756)              (672,087)              (501,683)              (176,608)
  Class C shares                         (102,275)              (483,928)              (297,823)               (93,875)
  Institutional shares                       (747)               (43,567)                (9,965)                  (496)
  Service shares                           (1,869)                (6,591)                (1,740)                  (474)
 ----------------------------------------------------------------------------------------------------------------------
  Total distributions to
  shareholders                         (2,024,322)            (8,568,641)            (3,831,369)              (764,594)
 ----------------------------------------------------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales
  of shares                           116,904,997            479,484,104            345,618,571            134,338,429
  Reinvestment of
  dividends and
  distributions                         1,726,504              7,902,811              3,614,716                736,661
  Cost of shares
  repurchased                         (19,425,997)           (48,428,428)           (35,579,329)           (19,316,963)
 ----------------------------------------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions                   99,205,504            438,958,487            313,653,958            115,758,127
 ----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE                       98,855,975            431,450,348            304,585,984            110,309,934
 ----------------------------------------------------------------------------------------------------------------------
  Net assets:
  Beginning of period                          --                     --                     --                     --
 ----------------------------------------------------------------------------------------------------------------------
  End of period                      $ 98,855,975           $431,450,348           $304,585,984           $110,309,934
 ----------------------------------------------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment income                  $     21,172           $         --           $         --           $     15,311
 ----------------------------------------------------------------------------------------------------------------------

 (a) Commencement date of operations was January 2, 1998.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements
December 31, 1998
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Balanced Strategy Portfolio formerly, the Goldman Sachs Income Strategy Portfolio- (Balanced Strategy), Goldman Sachs Growth and Income Strategy Portfolio (Growth and In-come Strategy), Goldman Sachs Growth Strategy Portfolio (Growth Strategy) and Goldman Sachs Aggressive Growth Strategy Portfolio (Aggressive Growth Strate-gy), collectively, (the "Portfolios") or individually (a "Portfolio"). Effec-tive February 8, 1999, the name of Goldman Sachs Income Strategy Portfolio was changed to Goldman Sachs Balanced Strategy Portfolio. All of the Portfo-lios offer five classes of shares --Class A, Class B, Class C, Institutional and Service shares.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Each Portfolio invests in a combination of Under-lying Funds (the "Underlying Funds") for which Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs & Co. ("Goldman Sachs"), Goldman Sachs Funds Management L.P. ("GSFM"), an affiliate of Goldman Sachs or Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, acts as investment adviser. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because each Portfolio invests pri-marily in other mutual funds, which fluctuate in value, the Portfolios' shares will correspondingly fluctuate in value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

 B. Securities Transactions and Investment Income -- Security transactions are recorded as of trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is determined on the basis of interest ac-crued.

 C. Federal Taxes -- It is each Portfolio's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Portfolios bear all ex-penses and fees relating to their respective distribution and service plans. Shareholders of Service shares bear all expenses and fees paid to service or-ganizations for their services with respect to such shares. Effective Septem-ber 1, 1998, each Class of shares of the Funds now separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight line basis over a period of five years.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Portfolios' investment ad-viser pursuant to the Investment Management Agreement (the "Agreement"). Un-der the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Portfolios. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios' business affairs, including provid-ing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .35% of average daily net assets of each Portfo-lio.
   During the period, GSAM has voluntarily agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, taxes, interest, brokerage, litigation, service share fees, indemnification costs and other extraordinary expenses) to the extent that such expenses exceed .10% of the average daily net assets of each Portfolio. Effective September 1, 1998 this expense limitation was modified to .00% (excluding management fees, distribu-tion and service fees, transfer agent fees, taxes, interest, brokerage, liti-gation, service share fees, indemnification costs and extraordinary expenses) of the average daily net assets of each Fund until further notice.
   Goldman Sachs serves as Distributor of the shares of the Portfolios pursu-ant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Portfolios that it retained approximately $156,000, $858,000, $593,000 and $243,000 for the period ended December 31, 1998 for the Balanced, Growth and Income, Growth and Aggressive Growth Strategies, respectively.
   The Trust, on behalf of each Portfolio, has adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from each Portfolio for distri-bution services equal, on an annual basis, to .25%, .75% and .75% of the av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of each Portfolio, had adopted Authorized Dealer Serv-ice Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account main-tenance services. Each Portfolio paid a fee under the Dealer Service Plan equal, on an annual basis, to .25% of its average daily net assets attribut-able to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Authorized Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Portfolio for distribution and service fees equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as Transfer Agent of the Portfolios for a fee. Effective September 1, 1998 fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of each Portfolio, has adopted Service Plans. These plans allow for Service shares to compensate service organizations for pro-viding varying levels of account administration and shareholder liaison serv-ices to their customers, who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), respectively, of the average daily net asset value of the Service shares.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements
December 31, 1998
   For the period ended December 31, 1998, the adviser and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as fol-lows (in thousands):

                                  Waivers
                             ------------------
                                        Class A                 Total Waivers
 Portfolio                   Management  12b-1  Reimbursement and Reimbursement
 ------------------------------------------------------------------------------
 Balanced Strategy              $105      $17       $301            $423
 ------------------------------------------------------------------------------
 Growth & Income Strategy        478       74        433             985
 ------------------------------------------------------------------------------
 Growth Strategy                 340       51        471             862
 ------------------------------------------------------------------------------
 Aggressive Growth Strategy      126       18        347             491
 ------------------------------------------------------------------------------

   As of December 31, 1998, the "Amounts owed to affiliates" are as follows (in thousands):

                                                             Distribution
                               Management      Transfer      and Service
 Portfolio                        Fees        Agent Fees         Fees         Total
 ----------------------------------------------------------------------------------
 Balanced Strategy                $12            $17             $ 55         $ 84
 ----------------------------------------------------------------------------------
 Growth & Income Strategy          53             70              235          358
 ----------------------------------------------------------------------------------
 Growth Strategy                   38             50              170          258
 ----------------------------------------------------------------------------------
 Aggressive Growth Strategy        14             35               61          110
 ----------------------------------------------------------------------------------

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the period ended December 31, 1998, were as follows:

 Portfolio                    Purchases      Sales
 -----------------------------------------------------
 Balanced Strategy           $124,863,661 $ 28,183,111
 -----------------------------------------------------
 Growth and Income Strategy   537,922,179  104,343,456
 -----------------------------------------------------
 Growth Strategy              379,889,757   67,957,052
 -----------------------------------------------------
 Aggressive Growth Strategy   132,116,746   17,186,500
 -----------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Portfolios participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility and a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by each Portfolio based on the amount of the commitment which has not been utilized. During the period ended December 31, 1998, the Portfolios did not have any borrowings under these facilities.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Portfolios, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At December 31, 1998, Balanced Strategy had undivided interests in the re-purchase agreements in the following joint account which equaled $200,000 in principal amount. At December 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obli-gations.

                                         Principal   Interest   Maturity    Amortized
 Repurchase Agreements                     Amount      Rate       Date         Cost
 ---------------------------------------------------------------------------------------
 ABN/AMRO, Inc.                         $120,000,000     5.15% 01/04/1999 $  120,000,000
 ---------------------------------------------------------------------------------------
 Deutsche Bank                            77,300,000     5.07  01/04/1999     77,300,000
 ---------------------------------------------------------------------------------------
 Donaldson Lufkin & Jenrette, Inc.       150,000,000     4.95  01/04/1999    150,000,000
 ---------------------------------------------------------------------------------------
 J.P. Morgan Securities, Inc.            700,000,000     4.75  01/04/1999    700,000,000
 ---------------------------------------------------------------------------------------
 Morgan Stanley & Co.                    200,000,000     4.95  01/04/1999    200,000,000
 ---------------------------------------------------------------------------------------
 NationsBanc Montgomery Securities LLC   125,000,000     5.15  01/04/1999    125,000,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $1,372,300,000
 ---------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Balanced Strategy Portfo-lio reclassified $12,226 and $241,230 from paid-in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. The Growth and Income Strategy Portfolio reclassified $47,837 and $1,660,180 from paid-in capital and accumulated net realized loss, respec-tively, to accumulated undistributed net investment income. The Growth Strat-egy Portfolio has reclassified $65,688 and $470,012 from paid-in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. The Aggressive Growth Strategy has reclassified $14,965 and $1,196 from paid-in capital and accumulated net realized loss, respec-tively, to accumulated undistributed net investment income. These reclassifi-cations have no impact on the net asset value of the Funds and are designed to present the Portfolio's capital accounts on a tax basis.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements
December 31, 1998
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended December 31, 1998 was as follows:

                                                       Goldman Sachs
                                              Balanced Strategy Portfolio(a)
                                                  -----------------------------
                                                      Shares           Dollars
                                                  -----------------------------
 Class A Shares
 Shares sold                                       4,997,152  $     51,471,820
 Reinvestment of dividends and distributions          82,247           838,318
 Shares repurchased                               (1,178,013)      (11,684,097)
                                                  -----------------------------
                                                   3,901,386        40,626,041
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                                       3,444,665        35,434,153
 Reinvestment of dividends and distributions          48,225           491,183
 Shares repurchased                                 (217,935)       (2,216,520)
                                                  -----------------------------
                                                   3,274,955        33,708,816
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                                       2,844,974        29,279,282
 Reinvestment of dividends and distributions          38,221           389,643
 Shares repurchased                                 (537,554)       (5,467,423)
                                                  -----------------------------
                                                   2,345,641        24,201,502
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                          19,543           202,615
 Reinvestment of dividends and distributions             314             3,204
 Shares repurchased                                       --               (28)
                                                  -----------------------------
                                                      19,857           205,791
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                                          49,317           517,127
 Reinvestment of dividends and distributions             403             4,156
 Shares repurchased                                   (5,549)          (57,929)
                                                  -----------------------------
                                                      44,171           463,354
 ------------------------------------------------------------------------------
 NET INCREASE IN SHARES                            9,586,010      $ 99,205,504
 ------------------------------------------------------------------------------

 (a) Class A, Class B, Class C, Institutional and Service share activity commenced on January 2, 1998.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

               Goldman Sachs                        Goldman Sachs                        Goldman Sachs
  Growth and Income Strategy Portfolio(a)   Growth Strategy Portfolio(a)    Aggressive Growth Strategy Portfolio(a)
 --------------------------------------------------------------------------------------------------------------------
               Shares              Dollars         Shares          Dollars              Shares               Dollars
 --------------------------------------------------------------------------------------------------------------------
          19,544,296   $       205,404,749     14,105,119  $   148,698,602           5,615,397  $         58,906,369
             371,985             3,793,531        186,185        1,875,658              43,646               434,720
          (2,443,960)          (24,540,186)    (1,773,296)     (17,687,486)         (1,020,548)          (10,034,193)
 --------------------------------------------------------------------------------------------------------------------
          17,472,321           184,658,094     12,518,008      132,886,774           4,638,495            49,306,896
 --------------------------------------------------------------------------------------------------------------------
          14,322,312           149,921,704     11,471,847      120,504,688           4,598,907            48,814,394
             224,284             2,285,787        109,293        1,104,065              20,086               199,458
          (1,143,836)          (11,542,305)      (950,540)      (9,481,003)           (557,172)           (5,486,370)
 --------------------------------------------------------------------------------------------------------------------
          13,402,760           140,665,186     10,630,600      112,127,750           4,061,821            43,527,482
 --------------------------------------------------------------------------------------------------------------------
          10,771,031           113,315,585      7,001,932       73,846,842           2,517,693            26,370,878
             159,052             1,620,876         59,550          601,742              10,102               100,417
          (1,207,705)          (12,060,724)      (844,787)      (8,390,385)           (387,916)           (3,796,390)
 --------------------------------------------------------------------------------------------------------------------
           9,722,378           102,875,737      6,216,695       66,058,199           2,139,879            22,674,905
 --------------------------------------------------------------------------------------------------------------------
             875,077             9,413,016        212,556        2,180,254              12,029               120,329
              17,891               181,644          2,843           28,730                 133                 1,327
             (23,809)             (235,710)        (1,065)         (11,445)                 --                    --
 --------------------------------------------------------------------------------------------------------------------
             869,159             9,358,950        214,334        2,197,539              12,162               121,656
 --------------------------------------------------------------------------------------------------------------------
             133,145             1,429,050         37,114          388,185              11,813               126,459
               2,056                20,973            450            4,521                  74                   739
              (4,613)              (49,503)          (854)          (9,010)                 (1)                  (10)
 --------------------------------------------------------------------------------------------------------------------
             130,588             1,400,520         36,710          383,696              11,886               127,188
 --------------------------------------------------------------------------------------------------------------------
          41,597,206   $       438,958,487     29,616,347  $   313,653,958          10,864,243  $        115,758,127
 --------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
The accompanying notes are an integral part of these financial statements.

                                          Income from
                                   investment operations(e)     Distributions to shareholders
                                   ------------------------- -----------------------------------

                         Net asset                                      In excess
                          value,      Net      Net realized   From net    of net                 Net increase
                         beginning investment and unrealized investment investment   From net    in net asset
                         of period   income       gain         income     income   realized gain    value
 Goldman Sachs Balanced Strategy Portfolio for the Period Ended December
 31,(b)
  1998 - Class A Shares   $10.00     $0.25        $0.38        $(0.25)    $(0.03)     $(0.04)       $0.31
  1998 - Class B Shares    10.00      0.19         0.38         (0.19)     (0.03)      (0.04)        0.31
  1998 - Class C Shares    10.00      0.19         0.39         (0.19)     (0.03)      (0.04)        0.32
  1998 - Institutional
  Shares                   10.00      0.30         0.39         (0.30)     (0.03)      (0.04)        0.32
  1998 - Service Shares    10.00      0.25         0.37         (0.25)     (0.02)      (0.04)        0.31
 Goldman Sachs Growth and Income Strategy Portfolio for the Period Ended
 December 31,(b)
  1998--Class A Shares    $10.00     $0.18        $0.47        $(0.18)    $(0.04)     $(0.05)       $0.38
  1998--Class B Shares     10.00      0.12         0.46         (0.12)     (0.05)      (0.05)        0.36
  1998--Class C Shares     10.00      0.12         0.46         (0.12)     (0.05)      (0.05)        0.36
  1998--Institutional
  Shares                   10.00      0.20         0.49         (0.20)     (0.05)      (0.05)        0.39
  1998--Service Shares     10.00      0.16         0.48         (0.16)     (0.06)      (0.05)        0.37
 Goldman Sachs Growth Strategy Portfolio for the Period Ended December 31,(b)
  1998 - Class A Shares   $10.00     $0.10        $0.36        $(0.10)    $(0.02)     $(0.05)       $0.29
  1998 - Class B Shares    10.00      0.05         0.35         (0.05)     (0.02)      (0.05)        0.28
  1998 - Class C Shares    10.00      0.05         0.35         (0.05)     (0.02)      (0.05)        0.28
  1998 - Institutional
  Shares                   10.00      0.12         0.37         (0.12)     (0.03)      (0.05)        0.29
  1998 - Service Shares    10.00      0.09         0.35         (0.09)     (0.01)      (0.05)        0.29
 Goldman Sachs Aggressive Growth Strategy Portfolio for the Period Ended
 December 31,(b)
  1998 - Class A Shares   $10.00     $0.05        $0.20        $(0.05)    $   --      $(0.04)       $0.16
  1998 - Class B Shares    10.00      0.01         0.18         (0.01)        --       (0.04)        0.14
  1998 - Class C Shares    10.00      0.01         0.19         (0.01)        --       (0.04)        0.15
  1998 - Institutional
  Shares                   10.00      0.07         0.20         (0.07)        --       (0.04)        0.16
  1998 - Service Shares    10.00      0.04         0.21         (0.04)     (0.02)      (0.04)        0.15
 ------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on January 2, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

                                                                           Ratios assuming
                                                                         no voluntary waiver
                                                                    of fees or expense limitations
                                                                    ------------------------------------
                                                        Ratio of                            Ratio of
                            Net assets   Ratio of    net investment   Ratio of           net investment
  Net asset                 at end of  net expenses      income      expenses to           income to          Portfolio
  value, end      Total       period    to average     to average    average net            average           turnover
  of period    return(a)(d) (in 000s)  net assets(c) net assets(c)    assets(c)          net  assets(c)        rate(d)
    $10.31         6.38%     $ 40,237      0.60%          3.03%                  1.46%                 2.17%    50.84%
     10.31         5.75        33,763      1.30           2.38                   2.08                  1.60     50.84
     10.32         5.83        24,195      1.30           2.34                   2.08                  1.56     50.84
     10.32         6.99           205      0.24           3.55                   1.02                  2.77     50.84
     10.31         6.30           456      0.74           2.90                   1.52                  2.12     50.84
    $10.38         6.55%     $181,441      0.60%          2.37%                  1.05%                 1.92%    41.91%
     10.36         5.82       138,914      1.30           1.72                   1.68                  1.34     41.91
     10.36         5.80       100,711      1.30           1.68                   1.68                  1.30     41.91
     10.39         6.96         9,030      0.23           2.97                   0.61                  2.59     41.91
     10.37         6.43         1,354      0.73           2.28                   1.11                  1.90     41.91
    $10.29         4.62%     $128,832      0.60%          1.50%                  1.15%                 0.95%    38.43%
     10.28         3.98       109,246      1.30           0.83                   1.78                  0.35     38.43
     10.28         3.96        63,925      1.30           0.79                   1.78                  0.31     38.43
     10.29         4.92         2,205      0.23           2.88                   0.71                  2.40     38.43
     10.29         4.45           378      0.73           1.63                   1.21                  1.15     38.43
    $10.16         2.57%     $ 47,135      0.60%          0.91%                  1.42%                 0.09%    26.27%
     10.14         1.93        41,204      1.30           0.14                   2.05                 (0.61)    26.27
     10.15         2.04        21,726      1.30           0.16                   2.05                 (0.59)    26.27
     10.16         2.80           124      0.24           8.17                   0.99                  7.42     26.27
     10.15         2.54           121      0.74           0.76                   1.49                  0.01     26.27
 ----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST -- ASSET ALLOCATION PORTFOLIOS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Asset Al-location Portfolios:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio, the portfolios constituting Goldman Sachs Trust -- Asset Allocation Portfolios (a Delaware Business Trust), in-cluding the statements of investments, as of December 31, 1998, and the re-lated statements of operations and the statements of changes in net assets and the financial highlights for the period presented. These financial state-ments and the financial highlights are the responsibility of the Funds' man-agement. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements and financial highlights. Our procedures included confirma-tion of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio constituting Goldman Sachs Trust -- Asset Allocation Portfolios as of December 31, 1998, the results of their operations and the changes in their net assets and the financial high-lights for the periods presented, in conformity with generally accepted ac-counting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 16, 1999

                                 APPENDIX A


Commercial Paper Ratings
------------------------

     A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson BankWatch's lowest investment- grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

                                      1-B

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to distinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

     With thirty-seven offices around the world, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issuers from (1993-
1996).

     A research budget of $200 million for 1997.

     Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).*

     The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).




-----------------------
*  Source:  Securities Data Corporation.  Common stock ranking excludes REITs,
   ====================================
Investment Trusts and Rights.

                                      2-B

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865   End of Civil War

1869   Marcus Goldman opens Goldman Sachs

1890   Dow Jones Industrial Average first published

1896   Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

       Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956   Goldman Sachs co-manages Ford's public offering, the largest to date

1970   London office opens

1972   Dow Jones Industrial Average breaks 1000

1986   Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995   Dow Jones Industrial Average breaks 5000

1996   Goldman Sachs takes Deutsche Telecom public

       Dow Jones Industrial Average breaks 6000

1997   Dow Jones Industrial Average breaks 7000

       Goldman Sachs increases assets under management by 100% over 1996

                                      3-B

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845), to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081), to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178) and to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(4). Amendment No.3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (Accession No. 0000950130-98-006081).


     (a)(9) Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (Accession No. 0000950130-99-000742).

     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(6). Management Agreement dated April 30, 1997 as amended November 3, 1998, between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset

                Management International (Accession No. 0000950109-98-005275).

     (d)(7). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Accession No. 0000950130-98-000676).


     (d)(8) Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs


     (e)(1) Distribution Agreement dated April 30, 1997 as amended January 22, 1999 between Registrant and Goldman Sachs & Co. (Accession No. 0000950130-99-000742)

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

     (g)(3). Letter-Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965).

     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and

               S.A. as its subcustodian and certain other matters, filed as
               Exhibit 8(f). (Accession No. 0000950130-98-000965).


     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Accession No. 0000950130-98-000965).

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).


     (g)(19) Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495).

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845).

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(9). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds. (Accession No. 0000950130-98-006081).

     (h)(10). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

     (h)(11). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(12). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(13). FST Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(14). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(15). FST Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(16). FST Preferred Class Preferred Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(17). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998. (Accession No. 0000950130-98-006081).

     (h)(18). Goldman Sachs Trust Service Class Service Plan dated April 22, 1998 (Accession No. 0000950130-98-006081).

     (h)(19). Cash Management Shares Service Plan dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

     (h)(21). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950130-98-006081).

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

     (h)(23). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).

     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846)

     (i)(3). Opinion of Drinker Biddle & Reath LLP.(With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563)

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081).

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081).

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (o). Plan dated September 1, 1998 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-98-004845)

     (p)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805)

     (p)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     (j)       Consent of Independent Auditors.

     (n)       Financial Data Schedules.

     (i)(7)    Opinion of Drinker Biddle & Reath LLP
               (with respect to the Conservative Strategy Portfolio)

               Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended January 22, 1999 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is incorporated by reference to Exhibit
(e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3), (h)(8), (h)(10) and (h)(11), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, The Northern Institutional Funds (formerly The Benchmark Funds), Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         ----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of Northern Institutional Funds (formerly The Benchmark Funds) and The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

     GOLDMAN SACHS EXECUTIVE COMMITTEE

     Name and Principal
     Business Address               Position
     ----------------               --------

     Jon S. Corzine (1)             Co-Chairman
     Robert J. Hurst (1)            Managing Director
     Henry M. Paulson, Jr. (1)      Chief Executive Officer,
                                    Co-Chairman
     John A. Thain (1)(3)           Co-Chief Operating Officer

     John L. Thornton (3)           Co-ChiefOperating Officer
     Roy J. Zuckerberg (2)          Managing Director
     _______________________

     (1) 85 Broad Street, New York, NY 10004
     (2) One New York Plaza, New York, NY 10004
     (3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,   England

(c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois
60606.

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 53 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 26th day of February, 1999.


GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/ Michael Richman
    --------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                                   Title                            Date
-----                                  -----                            -----
*Douglas C. Grip                      President and
 ----------------------------
 Douglas C. Grip                      Trustee                        February 26, 1999

*John M. Perlowski                    Principal Accounting
 ----------------------------
 John M. Perlowski                    Officer And Principal
                                      Financial Officer              February 26, 1999

*David B. Ford                        Trustee                        February 26, 1999
 ----------------------------
 David B. Ford

*Mary Patterson McPherson             Trustee                        February 26, 1999
 ----------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                      Chairman and Trustee           February 26, 1999
 ----------------------------
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                        February 26, 1999
 ----------------------------
 Alan A. Shuch

*Jackson W. Smart, Jr.                Trustee                        February 26, 1999
 ----------------------------
 Jackson W. Smart, Jr.

*John P. McNulty                      Trustee                        February 26, 1999
 ----------------------------
 John P. McNulty

*William H. Springer                  Trustee                        February 26, 1999
 ----------------------------
 William H. Springer

*Richard P. Strubel                   Trustee                        February 26, 1999
 ----------------------------
 Richard P. Strubel



*By: /s/ Michael Richman
    --------------------

  Michael J. Richman,
  Attorney-In-Fact

              *  Pursuant to a power of attorney previously filed.

                              GOLDMAN SACHS TRUST

                           Certificate of Secretary


     The undersigned Secretary of Goldman Sachs Trust hereby certifies that the following resolution was duly adopted by the Board of Trustees of said Trust on January 22, 1999 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. Fitzpatrick, Douglas C. Grip, Anne Marcel, Jesse Cole, Nancy L. Mucker, John W. Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as officer of the Trust any and all amendments to the Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have the power to act thereunder with or without the other said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said Trustees and Officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said Trustees or Officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 1999.


                                             GOLDMAN SACHS TRUST


                                             /s/ Michael J. Richman
                                             ----------------------
                                             Michael J. Richman
                                             Secretary

                                 EXHIBIT INDEX


      (j)      Consent of Independent Auditors.

      (n)      Financial Data Schedules.

      (i)(7)   Opinion of Drinker Biddle & Reath LLP
               (with respect to the Conservative Strategy Portfolio)